UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-04986
                                   ---------

                 FRANKLIN INVESTORS SECURITIES TRUST
                 -----------------------------------
        (Exact name of registrant as specified in charter)

         ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        ------------------------------------------------
      (Address of principal executive offices) (Zip code)

   CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
   -------------------------------------------------------------
              (Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 4/30/06
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                           APRIL 30, 2006
--------------------------------------------------------------------------------

                                                 Franklin Convertible
                                                 Securities Fund

                                                 Franklin Equity Income Fund

                                                 Franklin Limited Maturity
                                                 U.S. Government Securities Fund

                                                 Franklin Real Return Fund

--------------------------------------------------------------------------------
        SEMIANNUAL REPORT AND SHAREHOLDER LETTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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                        FRANKLIN                     FASTER VIA EMAIL?
                INVESTORS SECURITIES TRUST
                                                     Eligible shareholders can
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                                                     See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE(R)

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SEMIANNUAL REPORT

SHAREHOLDER LETTER ........................................................    1

Franklin Convertible Securities Fund ......................................    3

Franklin Equity Income Fund ...............................................   12

Franklin Limited Maturity U.S. Government Securities Fund .................   23

Franklin Real Return Fund .................................................   32

Financial Highlights and Statements of Investments ........................   40

Financial Statements ......................................................   65

Notes to Financial Statements .............................................   70

Shareholder Information ...................................................   84

--------------------------------------------------------------------------------
Semiannual Report

Franklin Convertible Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Convertible Securities Fund seeks to maximize total return consistent with reasonable risk by investing at least 80% of its net assets in convertible securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin Convertible Securities Fund
Based on Total Net Assets as of 4/30/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Convertible Bonds .......................................      56.6%
Convertible Preferred Stocks ............................      33.7%
Common Stocks ...........................................       2.7%
Short-Term Investments & Other Net Assets ...............       7.0%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Convertible Securities Fund's semiannual report for the period ended April 30, 2006.

PERFORMANCE SUMMARY

For the six months under review, Franklin Convertible Securities Fund - Class A posted a cumulative total return of +8.36%. The Fund outperformed its benchmark, the Goldman Sachs/Bloomberg U.S. Convertible 100 Index, which posted a +7.08% total return for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

1. Source: Standard & Poor's Micropal. The Goldman Sachs/Bloomberg U.S. Convertible 100 Index comprises 100 convertible securities designed to provide investors with an accurate, objective and reliable benchmark for the U.S. convertible market. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 42.


                                                           Semiannual Report | 3

ECONOMIC AND MARKET OVERVIEW

During the six months ended April 30, 2006, the U.S. economy advanced at a modest pace. In fourth quarter 2005, gross domestic product growth slowed due to several factors including declines in vehicle sales and defense spending. Furthermore, slower export growth combined with greater demand for imported goods and materials fueled a widening trade deficit. Economic growth picked up again in first quarter 2006, driven by consumer, business and government spending.

The labor market firmed as employment increased in most states and the unemployment rate dropped from 5.0% to 4.7%. 2 Although labor costs increased during the reporting period, hiring rebounded in many industries and personal income grew.

Elevated energy and other commodity prices were a primary economic concern. Oil prices remained high, largely due to potential supply disruptions and strong growth in global demand, especially from China and India. Gasoline, medical and pharmacy costs climbed substantially. Consumer confidence and spending remained surprisingly strong but could weaken with the impact of higher prices and slowing home-price appreciation. The core Consumer Price Index (CPI) rose 2.3% for the 12 months ended April 30, 2006, which was higher than the 2.2% 10-year average. 3

The Federal Reserve Board (Fed) raised the federal funds target rate from 3.75% to 4.75% in four quarter-point steps. The effects of the Fed's credit-tightening campaign cooled the housing and real estate markets as the cost of credit grew less attractive to most consumers who were already dealing with near-record consumer debt burdens and historically high gas prices. When Fed Chairman Ben Bernanke indicated the Fed might pause its rate tightening at some future meeting, the stock market rallied.

In this environment, the blue chip stocks of the Dow Jones Industrial Average reached a six-year high in April and posted a six-month total return of +10.24%. 4 The broader Standard & Poor's 500 Index (S&P 500) and the technology-heavy NASDAQ Composite Index returned +9.63% and +10.03%. 5

2. Source: Bureau of Labor Statistics.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


4 | Semiannual Report

Small company stocks outperformed their large-capitalization counterparts, and technology stocks saw their biggest resurgence since 2003. Energy and materials stocks also performed well.

INVESTMENT STRATEGY

We follow a strategy of maintaining a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. Convertible securities are attractive for two reasons: the opportunity to participate in common stocks' potential growth with relatively reduced volatility, and the potential for current income with potential downside protection from bonds. Typically we sell securities whose equity sensitivity becomes too high and no longer offers appropriate downside protection. Likewise, as securities become too bond-like -- reducing their ability to appreciate with increases in the underlying common stock -- we attempt to redeploy those assets into more balanced convertible securities and maintain the potential for the Fund's upside participation. Our experienced team of analysts searches for investment opportunities among all economic sectors, and considers a company's long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.

MANAGER'S DISCUSSION

During the period under review, the Fund's financials sector investments contributed most to its overall performance. 6 Within the sector, our new position in online discount brokerage E*TRADE Financial was a significant contributor, as was our existing position in Leucadia National, a holding company whose interests include industries such as communications, health services, paper products, mining, real estate and manufacturing. The Fund held more than 20% of its total net assets in financials throughout the reporting period.

Most of the Fund's consumer discretionary sector investments aided returns. 7 For example, our holdings in Hilton Hotels and amusement park operator Six Flags fared well, as did electronics retailer Best Buy. On the other hand, shares of cruise operator Carnival slipped largely on higher fuel costs and weaker-than-expected bookings. Also, continued struggles to reinvigorate profitability at auto manufacturer Ford Motor weakened its share price and negatively impacted the Fund.

6. In the SOI, the Fund's financials holdings are in the finance and real estate investment trust industries.

7. In the SOI, the Fund's consumer discretionary holdings are in the consumer durables, consumer services and retail trade industries.

TOP 5 PREFERRED STOCKS
Franklin Convertible Securities Fund 4/30/06

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
E*TRADE Financial Corp.                                                     2.1%
 FINANCE
--------------------------------------------------------------------------------
Allied Waste Industries Inc.                                                2.0%
 INDUSTRIAL SERVICES
--------------------------------------------------------------------------------
Chesapeake Energy Corp.                                                     1.9%
 ENERGY MINERALS
--------------------------------------------------------------------------------
Entergy Corp.                                                               1.6%
 UTILITIES
--------------------------------------------------------------------------------
Huntsman Corp.                                                              1.5%
 PROCESS INDUSTRIES
--------------------------------------------------------------------------------

TOP 5 BONDS
Franklin Convertible Securities Fund 4/30/06

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
Schlumberger Ltd.                                                           2.7%

 INDUSTRIAL SERVICES,
 NETHERLAND ANTILLES
--------------------------------------------------------------------------------
Celgene Corp.                                                               2.2%
 HEALTH TECHNOLOGY, U.S.
--------------------------------------------------------------------------------
NII Holdings Inc.                                                           2.2%
 COMMUNICATIONS, U.S.
--------------------------------------------------------------------------------
Carnival Corp.                                                              1.8%
 CONSUMER SERVICES, PANAMA
--------------------------------------------------------------------------------
The Walt Disney Co.                                                         1.8%
 CONSUMER SERVICES, U.S.
--------------------------------------------------------------------------------


                                                           Semiannual Report | 5

Energy sector holdings also provided good overall results, primarily due to our relatively new position in oil field services company Schlumberger. 8 The company recently expanded its operations while producing double-digit returns as earnings jumped on increased activity and strong pricing momentum.

The industrials sector contributed to returns as pricing improvements in the solid waste industry led to earnings improvement at Allied Waste. 9 On the contrary, our holdings in discount airline JetBlue, a new Fund position this reporting period, hindered returns as the company struggled due to rising jet fuel prices and other cost pressures facing the airline industry.

In the health technology sector, our investments in biotechnology companies Celgene and Medarex helped to boost performance. We took advantage of Medarex's strength and profitably sold that position during the period and added a new position in biotech giant Amgen. Among information technology (IT) holdings, the Fund benefited from its position in semiconductor company PMC-Sierra and IT services company BearingPoint. 10 However, a new position in semiconductor bellwether Intel detracted from performance as sales growth for personal computers slowed. At period-end, Intel was seeking to identify its underperforming business groups and cost inefficiencies through a broad restructuring plan.

The utilities sector produced the Fund's only net negative result for the period, despite the fact that holdings in NRG Energy and El Paso generated modestly positive returns. 11 Pressured by rising Treasury yields, high natural gas prices, merger and acquisition uncertainties, and regulatory and legislative scrutiny, shares of many utilities struggled. The Fund's worst performing position was Calpine, an independent power producer that filed for bankruptcy in December 2005 under a large debt load. By period-end, the Fund's Calpine bonds rebounded somewhat. Centerpoint Energy and CMS Energy were other significant detractors from performance.

8. In the SOI, the Fund's energy holdings are in the energy minerals and industrial services industries.

9. In the SOI, the Fund's industrials holdings are in the consumer services, electronic technology, finance and industrial services industries.

10. In the SOI, the Fund's IT holdings are in the electronic technology and technology services industries.

11. In the SOI, the Fund's utilities holdings are in the energy minerals, industrial services and utilities industries.


6 | Semiannual Report

Thank you for your continued participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]  /s/ Alan E. Muschott

                 Alan E. Muschott, CFA

[PHOTO OMITTED]  /s/ Edward D. Perks

                 Edward D. Perks, CFA

                 Portfolio Management Team
                 Franklin Convertible Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                           Semiannual Report | 7

Performance Summary as of 4/30/06

FRANKLIN CONVERTIBLE SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------
 CLASS A (SYMBOL: FISCX)                      CHANGE      4/30/06     10/31/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                        +$0.40       $16.86       $16.46
--------------------------------------------------------------------------------
 DISTRIBUTIONS (11/1/05-4/30/06)
--------------------------------------------------------------------------------
 Dividend Income                   $0.3232
--------------------------------------------------------------------------------
 Short-Term Capital Gain           $0.1977
--------------------------------------------------------------------------------
 Long-Term Capital Gain            $0.4233
--------------------------------------------------------------------------------
          TOTAL                    $0.9442
--------------------------------------------------------------------------------
 CLASS C (SYMBOL: FROTX)                      CHANGE      4/30/06      10/31/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                        +$0.39       $16.71        $16.32
--------------------------------------------------------------------------------
 DISTRIBUTIONS (11/1/05-4/30/06)
--------------------------------------------------------------------------------
 Dividend Income                   $0.2632
--------------------------------------------------------------------------------
 Short-Term Capital Gain           $0.1977
--------------------------------------------------------------------------------
 Long-Term Capital Gain            $0.4233
--------------------------------------------------------------------------------
          TOTAL                    $0.8842
--------------------------------------------------------------------------------


8 | Semiannual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------
CLASS A                                  6-MONTH                1-YEAR     5-YEAR     10-YEAR
---------------------------------------------------------------------------------------------
Cumulative Total Return 1                 +8.36%               +18.64%    +44.18%    +155.38%
---------------------------------------------------------------------------------------------
Average Annual Total Return 2             +2.16%               +11.85%     +6.32%      +9.18%
---------------------------------------------------------------------------------------------
Value of $10,000 Investment 3           $10,216               $11,185    $13,588     $24,077
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                              +8.57%     +7.71%      +9.41%
---------------------------------------------------------------------------------------------
   Distribution Rate 5                               3.43%
---------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                       2.19%
---------------------------------------------------------------------------------------------
CLASS C                                  6-MONTH                1-YEAR     5-YEAR     10-YEAR
---------------------------------------------------------------------------------------------
Cumulative Total Return 1                 +7.91%               +17.73%    +38.82%    +136.90%
---------------------------------------------------------------------------------------------
Average Annual Total Return 2             +6.91%               +16.73%     +6.78%      +9.01%
---------------------------------------------------------------------------------------------
Value of $10,000 Investment 3           $10,691               $11,673    $13,882     $23,690
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                             +13.29%     +8.17%      +9.24%
---------------------------------------------------------------------------------------------
   Distribution Rate 5                               2.96%
---------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                       1.59%
---------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

ENDNOTES

THE FUND MAY INVEST IN HIGH-YIELDING, FIXED INCOME SECURITIES. HIGH YIELDS REFLECT THE HIGHER CREDIT RISK ASSOCIATED WITH THESE LOWER-RATED SECURITIES AND, IN SOME CASES, THE LOWER MARKET PRICES FOR THESE INSTRUMENTS. INTEREST RATE MOVEMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. THE FUND MAY ALSO INVEST IN FOREIGN SECURITIES, WHICH INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on the sum of the respective class's last four quarterly dividends and the maximum offering price (NAV for Class C) per share on 4/30/06.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/06.


                                                           Semiannual Report | 9

Your Fund's Expenses

FRANKLIN CONVERTIBLE SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


10 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT     ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                     VALUE 11/1/05        VALUE 4/30/06     PERIOD* 11/1/05-4/30/06
-----------------------------------------------------------------------------------------------------------
Actual                                           $1,000            $1,083.60                $4.39
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000            $1,020.58                $4.26
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                           $1,000            $1,079.10                $8.25
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000            $1,016.86                $8.00
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.85% and C: 1.60%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          Semiannual Report | 11

Franklin Equity Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Equity Income Fund seeks to maximize total return, emphasizing high, current income and capital appreciation, consistent with reasonable risk, by investing at least 80% of its net assets in equity securities offering current dividend yields that are higher than the average yield of the stocks in the Standard & Poor's 500 Index (S&P
500). 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL
1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Equity Income Fund covers the period ended April 30, 2006.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Equity Income Fund - Class A posted a +9.16% cumulative total return. The Fund underperformed its benchmarks, the Russell 1000(R) Value Index and the S&P 500, which returned +12.87% and
+9.63%. 1, 2 The Fund also underperformed its peers in the Lipper Equity Income Funds Classification Average, which returned +10.80% for the same period. 3 The Fund's underperformance was largely attributable to weak relative performance of above-average dividend yielding stocks for the period under review. According to Ned Davis Research Inc., above-average dividend yielding stocks, which represent the majority of the Fund's investments, underperformed lower yielding and non-dividend paying stocks by approximately 5 percentage points during the six-month period ended April 30, 2006. You can find the Fund's long-term performance data in the Performance Summary beginning on page 18.

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

2. Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

3. Source: Lipper Inc. The Lipper Equity Income Funds Classification Average is calculated by averaging the total return of all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the six-month period ended 4/30/06, there were 243 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. The Fund's performance relative to the average may have differed if these and other factors had been considered. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 50.


12 | Semiannual Report

ECONOMIC AND MARKET OVERVIEW

During the six months ended April 30, 2006, the U.S. economy advanced at a modest pace. In fourth quarter 2005, gross domestic product growth slowed due to several factors including declines in vehicle sales and defense spending. Furthermore, slower export growth combined with greater demand for imported goods and materials fueled a widening trade deficit. Economic growth picked up again in first quarter 2006, driven by consumer, business and government spending.

The labor market firmed as employment increased in most states and the unemployment rate dropped from 5.0% to 4.7%. 4 Although labor costs increased during the reporting period, hiring rebounded in many industries and personal income grew.

Elevated energy and other commodity prices were a primary economic concern. Oil prices remained high, largely due to potential supply disruptions and strong growth in global demand, especially from China and India. Gasoline, medical and pharmacy costs climbed substantially. Consumer confidence and spending remained surprisingly strong but could weaken with the impact of higher prices and slowing home-price appreciation. The core Consumer Price Index (CPI) rose 2.3% for the 12 months ended April 30, 2006, which was higher than the 2.2% 10-year average. 5

The Federal Reserve Board (Fed) raised the federal funds target rate from 3.75% to 4.75% in four quarter-point steps. The effects of the Fed's credit-tightening campaign cooled the housing and real estate markets as the cost of credit grew less attractive to most consumers who were already dealing with near-record consumer debt burdens and historically high gas prices. When Fed Chairman Ben Bernanke indicated the Fed might pause its rate tightening at some future meeting, the stock market rallied.

In this environment, the blue chip stocks of the Dow Jones Industrial Average reached a six-year high in April and posted a six-month total return of +10.24%. 6 The broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +9.63% and +10.03%. 7 Small company stocks out-

4. Source: Bureau of Labor Statistics.

5. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

6. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

7. Source: Standard & Poor's Micropal. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

PORTFOLIO BREAKDOWN
Franklin Equity Income Fund
Based on Total Net Assets as of 4/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

Finance*                                             29.7%
Energy Minerals                                      11.6%
Producer Manufacturing                                8.9%
Electronic Technology                                 8.1%
Utilities                                             6.7%
Consumer Non-Durables                                 6.3%
Health Technology                                     6.2%
Communications                                        4.8%
Consumer Services                                     2.5%
Technology Services                                   2.2%
Process Industries                                    2.1%
Transportation                                        2.0%
Retail Trade                                          2.0%
Non-Energy Minerals                                   1.8%
Commercial Services                                   1.6%
Industrial Services                                   1.3%
Health Services                                       1.0%
Real Estate Investment Trusts                         0.9%
Short-Term Investments & Other Net Assets             0.3%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio.


                                                          Semiannual Report | 13

DIVIDEND DISTRIBUTIONS*
Franklin Equity Income Fund
11/1/05-4/30/06

--------------------------------------------------------------------------------------------------------
                                                   DIVIDEND PER SHARE
             -------------------------------------------------------------------------------------------
MONTH                CLASS A                 CLASS B                 CLASS C                CLASS R
--------------------------------------------------------------------------------------------------------
November           3.24 cents              1.94 cents               1.94 cents            2.80 cents
--------------------------------------------------------------------------------------------------------
December          15.65 cents**           14.35 cents**            14.35 cents**         15.22 cents**
--------------------------------------------------------------------------------------------------------
January            3.24 cents              1.94 cents               1.94 cents            2.81 cents
--------------------------------------------------------------------------------------------------------
February           3.24 cents              1.94 cents               1.94 cents            2.81 cents
--------------------------------------------------------------------------------------------------------
March              3.24 cents              1.94 cents               1.95 cents            2.80 cents
--------------------------------------------------------------------------------------------------------
April              3.24 cents              1.94 cents               1.95 cents            2.80 cents
========================================================================================================
TOTAL             31.85 CENTS             24.05 CENTS              24.07 CENTS           29.24 CENTS
--------------------------------------------------------------------------------------------------------

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 12.41 cent distribution to meet excise tax requirements.

performed their large-capitalization counterparts, and technology stocks saw their biggest resurgence since 2003. Energy and materials stocks also performed well.

INVESTMENT STRATEGY

We emphasize dividend yield in selecting stocks for the Fund because we believe that over time dividend income can contribute significantly to return. We look at the relative value of a company based on criteria such as revenues, book value and earnings potential. Then we search for high-quality companies with strong balance sheets and a distinct industry advantage. We target companies that have long track records of paying dividends that are higher than the average yield of the S&P 500, or of increasing dividends in recent years.


14 | Semiannual Report

MANAGER'S DISCUSSION

Some sector allocation decisions helped the Fund's overall returns relative to our benchmark indexes. Compared with the S&P 500, the Fund's overweighted position in the finance sector benefited the Fund. 8 In particular, shares of financial conglomerates Citigroup and JPMorgan Chase & Co. performed well. Certain energy minerals holdings also boosted Fund returns as shares of some major integrated oil producers, including BP and Exxon Mobil, generated strong returns, as did our new position in oil refiner Sunoco. Within the non-energy minerals sector, a position in aluminum producer Alcoa significantly boosted performance. An overweighted position and stock selection in the communications sector also helped the Fund, due largely to ownership of BellSouth, a stock that performed particularly well on news that it was being acquired by rival AT&T (formerly SBC). Relative to the S&P 500, an underweighted position in the health services sector aided the Fund, as did an underweighted position in technology services.

As mentioned above, the finance sector was the largest contributor to the Fund's overall return during the period, as holdings in certain financial conglomerates, asset managers and major banks boosted the Fund's returns. Our overweighted positions in Wachovia and Bank of America aided the Fund's relative returns. New positions in mortgage lender Countrywide Financial, and a security convertible into discount broker E*TRADE Financial common stock also provided strong returns.

Certain electronic technology sector stocks offered solid performance for the reporting period and, despite the fact that the portfolio was underweighted versus the S&P 500, our stock selection in the sector helped relative performance. For example, defense company Raytheon, mobile phone manufacturer Nokia and semiconductor maker Microchip Technology each produced double-digit returns. Elsewhere in electronic technology, we attempted to take advantage of recent share price weakness in chip maker Intel and initiated a position in that stock.

8. In the SOI, the finance sector comprises finance and real estate investment trusts.


                                                          Semiannual Report | 15

TOP 10 HOLDINGS
Franklin Equity Income Fund
4/30/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Bank of America Corp.                                                       3.0%
 FINANCE
--------------------------------------------------------------------------------
Citigroup Inc.                                                              2.9%
 FINANCE
--------------------------------------------------------------------------------
General Electric Co.                                                        2.9%
 PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                           2.9%
 ENERGY MINERALS
--------------------------------------------------------------------------------
Chevron Corp.                                                               2.8%
 ENERGY MINERALS
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                                        2.6%
 FINANCE
--------------------------------------------------------------------------------
Wachovia Corp.                                                              2.3%
 FINANCE
--------------------------------------------------------------------------------
Raytheon Co.                                                                2.0%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
ConocoPhillips                                                              2.0%
 ENERGY MINERALS
--------------------------------------------------------------------------------
3M Co.                                                                      2.0%
 PRODUCER MANUFACTURING
--------------------------------------------------------------------------------

Other contributors to performance included automobile airbag maker Autoliv, solid waste company Waste Management and distilled spirits company Diageo. We also took advantage of strength in several positions to sell them from the Fund's portfolio. Sales of holdings that contributed to performance during the period included British American Tobacco, Dow Jones & Co. and Rockwell Automation.

On the other hand, the process industries sector was the largest drag on the Fund's overall results, as our position in diversified global chemical company Dow Chemical fell on volume declines during the months following hurricanes Katrina and Rita.

Our overweighted position in the utilities sector also detracted from our overall results, as shares of electric generator American Electric Power and natural gas distributor NiSource (sold by period-end) fared poorly. We attribute much of the utility sector's underperformance to rising Treasury yields and lackluster investor sentiment for a group that has performed well over the last few years.

Unlike most of the Fund's finance sector investments, our holdings in insurance brokers Arthur J. Gallagher and Marsh & McLennan performed poorly, as restructuring and regulatory concerns pressured their respective share prices. We sold the Arthur J. Gallagher position, but we continued to hold the latter position as we believe Marsh & McLennan may benefit from a turnaround.

In the technology services sector, Fund results were negatively affected by the announcement of larger-than-expected expenditures and a lower-than-expected earnings forecast from software giant Microsoft.


16 | Semiannual Report

Thank you for your continued participation in Franklin Equity Income Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]         /s/ Alan E. Muschott

                        Alan E. Muschott, CFA

[PHOTO OMITTED]         /s/ Edward D. Perks

                        Edward D. Perks, CFA

[PHOTO OMITTED]         /s/ Frank M. Felicelli

                        Frank M. Felicelli, CFA

                        Portfolio Management Team
                        Franklin Equity Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 17

Performance Summary as of 4/30/06

FRANKLIN EQUITY INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FISEX)                          CHANGE    4/30/06    10/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$1.05     $21.52      $20.47
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-4/30/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.3185
--------------------------------------------------------------------------------
Long-Term Capital Gain                $0.4703
--------------------------------------------------------------------------------
        TOTAL                         $0.7888
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBEIX)                          CHANGE    4/30/06    10/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$1.05     $21.43      $20.38
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-4/30/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.2405
--------------------------------------------------------------------------------
Long-Term Capital Gain                $0.4703
--------------------------------------------------------------------------------
        TOTAL                         $0.7108
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRETX)                          CHANGE    4/30/06    10/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$1.05     $21.44      $20.39
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-4/30/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.2407
--------------------------------------------------------------------------------
Long-Term Capital Gain                $0.4703
--------------------------------------------------------------------------------
        TOTAL                         $0.7110
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FREIX)                          CHANGE    4/30/06    10/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$1.06     $21.54      $20.48
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-4/30/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.2924
--------------------------------------------------------------------------------
Long-Term Capital Gain                $0.4703
--------------------------------------------------------------------------------
        TOTAL                         $0.7627
--------------------------------------------------------------------------------


18 | Semiannual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------------------
CLASS A                             6-MONTH                 1-YEAR           5-YEAR              10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1             +9.16%               +11.77%          +25.75%             +125.63%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2         +2.87%                +5.35%           +3.46%               +7.84%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3        $10,287               $10,535          $11,852              $21,271
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                          +1.49%           +3.91%               +7.60%
 -----------------------------------------------------------------------------------------------------------
   Distribution Rate 5                        1.70%
-----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                1.94%
-----------------------------------------------------------------------------------------------------------
                                                                                               INCEPTION
CLASS B                             6-MONTH                1-YEAR           5-YEAR              (1/1/99)
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1             +8.79%               +10.99%          +21.18%              +42.92%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2         +4.79%                +6.99%           +3.57%               +4.99%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3        $10,479               $10,699        $  11,918              $14,292
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                          +2.92%           +4.04%               +4.70%
-----------------------------------------------------------------------------------------------------------
   Distribution Rate 5                        1.09%
-----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                1.33%
-----------------------------------------------------------------------------------------------------------
CLASS C                              6-MONTH                1-YEAR           5-YEAR              10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1             +8.78%               +10.98%          +21.11%             +109.22%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2         +7.78%                +9.98%           +3.91%               +7.66%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3        $10,778               $10,998        $  12,111              $20,922
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                          +5.91%           +4.36%               +7.42%
-----------------------------------------------------------------------------------------------------------
   Distribution Rate 5                        1.09%
-----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                1.33%
-----------------------------------------------------------------------------------------------------------
                                                                                               INCEPTION
CLASS R                              6-MONTH                1-YEAR           3-YEAR             (8/1/02)
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1             +9.01%               +11.54%          +50.87%              +47.58%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2         +8.01%               +10.54%          +14.69%              +10.95%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3        $10,801               $11,054        $  15,087              $14,758
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                          +6.47%          +16.56%              +10.46%
-----------------------------------------------------------------------------------------------------------
   Distribution Rate 5                        1.56%
-----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                1.81%
-----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 19

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE DRAMATICALLY OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S INVESTMENT IN FOREIGN SECURITIES ALSO INVOLVES SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Classes B, C and R) per share on 4/30/06.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/06.


20 | Semiannual Report

Your Fund's Expenses

FRANKLIN EQUITY INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 21

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                     VALUE 11/1/05      VALUE 4/30/06     PERIOD* 11/1/05-4/30/06
-----------------------------------------------------------------------------------------------------------
Actual                                         $1,000             $1,091.60                $4.82
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000             $1,020.18                $4.66
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
Actual                                         $1,000             $1,087.90                $8.65
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000             $1,016.51                $8.35
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                         $1,000             $1,087.80                $8.64
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000             $1,016.51                $8.35
-----------------------------------------------------------------------------------------------------------
CLASS R
-----------------------------------------------------------------------------------------------------------
Actual                                         $1,000             $1,090.10                $6.12
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000             $1,018.94                $5.91
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.93%;
B: 1.67%; C: 1.67%; and R: 1.18%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


22 | Semiannual Report

Franklin Limited Maturity U.S. Government
Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Limited Maturity U.S. Government Securities Fund seeks to provide investors with as high a level of current income as is consistent with prudent investing, while seeking to preserve shareholders' capital, by investing at least 80% of its net assets in securities with a dollar-weighted average maturity of less than 10 years and issued or guaranteed by the U.S. government, its agencies or instrumentalities. 1 Some of the Fund's investments may include securities issued by U.S. government-sponsored entities such as Fannie Mae and Freddie Mac. 2

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin Limited Maturity U.S. Government Securities Fund
Based on Total Net Assets as of 4/30/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government and Agency Bonds ......................  53.8%
Mortgage-Backed Securities ............................  43.7%
Short-Term Investments & OtherNet Assets ..............   2.5%

--------------------------------------------------------------------------------

This semiannual report for Franklin Limited Maturity U.S. Government Securities Fund covers the period ended April 30, 2006.

PERFORMANCE SUMMARY

For the six months under review, Franklin Limited Maturity U.S. Government Securities Fund - Class A posted a +0.92% cumulative total return. The Fund

1. In determining a security's maturity for the purposes of calculating the Fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

2. Although U.S. government sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury. Please refer to the Fund's prospectus for a detailed discussion regarding various levels of credit support. The Fund's yield and share price are not guaranteed and will vary with market conditions.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 55.


                                                          Semiannual Report | 23

DIVIDEND DISTRIBUTIONS*
Franklin Limited Maturity U.S. Government Securities Fund
11/1/05-4/30/06

--------------------------------------------------------------------------------
                                              DIVIDEND PER SHARE
                            ----------------------------------------------------
MONTH                            CLASS A                        ADVISOR CLASS
--------------------------------------------------------------------------------
November                        3.00 cents                        3.08 cents
--------------------------------------------------------------------------------
December                        3.10 cents                        3.19 cents
--------------------------------------------------------------------------------
January                         3.00 cents                        3.09 cents
--------------------------------------------------------------------------------
February                        3.00 cents                        3.09 cents
--------------------------------------------------------------------------------
March                           3.00 cents                        3.08 cents
--------------------------------------------------------------------------------
April                           3.00 cents                        3.08 cents
================================================================================
TOTAL                          18.10 CENTS                       18.61 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

underperformed its broad benchmark, the Lehman Brothers U.S. Treasury: 1-5 Year Index, which posted a +1.11% total return for the same period. 3 The Fund also underperformed its narrow benchmark, the Lehman Brothers U.S. Treasury: 1-3 Year Index, which posted a +1.38% total return for the same time. 4 You can find the Fund's long-term performance data in the Performance Summary beginning on page 28.

ECONOMIC AND MARKET OVERVIEW

The U.S. economy continued to grow during the six months under review. After gross domestic product growth slowed in the fourth quarter of 2005, it rebounded to an estimated 5.3% annualized rate in first quarter 2006. Over the reporting period, nonfarm payroll data, as well as other indexes, showed growing employment. Consumer spending increased 3.4% (not adjusted for inflation) in April 2006 compared with six months earlier, which supported the nation's economic progress. 5

3. Source: Lehman Brothers Inc. The Lehman Brothers U.S. Treasury: 1-5 Year Index includes securities in the Treasury index (i.e., public obligations of the U.S. Treasury) with a maturity from 1 up to (but not including) 5 years.

4. Source: Lehman Brothers Inc. The Lehman Brothers U.S. Treasury: 1-3 Year Index includes securities in the Treasury index (i.e., public obligations of the U.S. Treasury) with a maturity from 1 up to (but not including) 3 years.

The indexes include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

5. Source: Bureau of Economic Analysis.


24 | Semiannual Report

Business spending also rose during the reporting period, contributing to economic growth. Relatively low interest rates allowed many companies easy access to capital, and ample cash also helped some companies to support their spending plans.

Oil prices climbed above $73 a barrel during the period, which was historically high. Prices were elevated partially by concerns about potential supply limitations in the face of expected strong growth in global demand, especially from China and India, and the potential for supply disruptions stemming from geopolitical turmoil in several major oil-producing countries. Although sustained high commodity prices contributed to some inflationary increases, overall pricing pressures in the economy, particularly excluding energy costs, remained subdued. The Personal Consumption Expenditures (PCE) deflator, the Federal Reserve Board's (Fed's) preferred measure of inflation, reported inflation of 2.1% for core prices, and 2.9% overall for the 12 months ended April 30, 2006. 6 A more widely reported inflation index, the core Consumer Price Index (CPI), rose 2.3% for the same period. 7

During the six-month reporting period, the Fed raised the federal funds target rate to 4.75% from 3.75%. In March, at the first meeting of the Fed conducted by newly appointed Fed Chairman Ben Bernanke, the Fed acknowledged the economy's strength and mentioned it might still raise rates to balance the risks of sustainable economic growth and price stability. The market reacted to the statement by increasing yields (and lowering prices) across intermediate- and longer-term bonds.

The 10-year Treasury note yield rose from 4.57% at the beginning of the period to 5.07% on April 30, 2006. The yield on the 30-year Treasury rose from 4.76% to 5.16% during the same period. Short-term interest rates rose more than intermediate- and long-term rates, and the yield curve flattened as the spread between short-term and long-term rates generally narrowed and even inverted at some points along the yield curve.

6. Source: Bureau of Economic Analysis. The chain-type price index (or deflator) measures the inflation rate for individual expenditures on goods and services as measured by PCE. The PCE is included in the BEA's report on gross domestic product. The core PCE deflator excludes food and energy costs.

7. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


                                                          Semiannual Report | 25

INVESTMENT STRATEGY

We currently maintain the portfolio's average dollar-weighted maturity between two and five years. The Fund's average dollar-weighted maturity will vary with market conditions and the outlook for interest rates. We invest primarily in short- to intermediate-term securities guaranteed by the U.S. government, its agencies and instrumentalities. Some of the Fund's investments may include securities issued by U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac. 2 Our portfolio emphasizes mortgage-backed bonds and agency debentures, while also diversifying across components of the U.S. Treasury sector. We analyze securities using proprietary and nonpro-prietary research to help identify attractive investment opportunities.

MANAGER'S DISCUSSION

During the six months under review, we continued to examine the Fund's weighting in agency debentures and increased it slightly. When yield spreads widen over Treasuries, some sectors can become more attractive. Agency spreads increased in early 2006, and although yield spreads remained historically tight, we nonetheless felt compelled to increase the Fund's weighting in agency securities.

We decreased the Fund's exposure to U.S. Treasuries as we found what we believed were better investment opportunities in mortgage-backed securities and agency debentures. Favorable fundamentals, higher income than comparable Treasuries and relatively attractive historical risk-adjusted returns across market cycles were some of the reasons we preferred such securities to Treasuries.

In the mortgage-backed securities sector, we used our research to uncover areas of the markets across the coupon spectrum where we thought mortgage risk may have offered value. During the period under review, we found value in the hybrid adjustable rate mortgage marketplace.


26 | Semiannual Report

Thank you for your continued participation in Franklin Limited Maturity U.S. Government Securities Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]   /s/ Kent Burns

                  Kent Burns, CFA


[PHOTO OMITTED]   /s/ Paul Varunok

                  Paul Varunok

                  Portfolio Management Team
                  Franklin Limited Maturity
                  U.S. Government Securities Fund


--------------------------------------------------------------------------------
PAUL VARUNOK assumed portfolio management responsibilities for Franklin Limited Maturity U.S. Government Securities Fund in 2005. He is a vice president and fixed income portfolio manager specializing in the mortgage-backed securities
(MBS), asset-backed securities (ABS), commercial mortgage-backed securities
(CMBS) and collateralized mortgage obligation (CMO) markets.

Prior to joining Franklin Templeton Investments in 2001, Mr. Varunok spent eight years as a fixed income analyst for Prudential Securities, Inc., in New York City. At Prudential, Mr. Varunok held various research positions in MBS and ABS markets. Mr. Varunok earned his B.S. in finance from New York University.
--------------------------------------------------------------------------------

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 27

Performance Summary as of 4/30/06

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRGVX)                        CHANGE        4/30/06    10/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          -$0.09        $  9.82       $9.91
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-4/30/06)
--------------------------------------------------------------------------------
Dividend Income                   $0.1810
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FSUAX)                  CHANGE        4/30/06    10/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          -$0.09        $  9.81       $9.90
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-4/30/06)
--------------------------------------------------------------------------------
Dividend Income                   $0.1861
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 2.25% MAXIMUM INITIAL SAADVISOR CLASS: NO SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------------
CLASS A                               6-MONTH                 1-YEAR           5-YEAR         10-YEAR
------------------------------------------------------------------------------------------------------
Cumulative Total Return 1              +0.92%                 +0.96%          +16.07%         +54.06%
------------------------------------------------------------------------------------------------------
Average Annual Total Return 2          -1.37%                 -1.29%           +2.55%          +4.17%
------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                            -0.83%           +2.53%          +4.15%
------------------------------------------------------------------------------------------------------
   Distribution Rate 4                          3.58%
------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                  3.89%
------------------------------------------------------------------------------------------------------
ADVISOR CLASS 6                       6-MONTH                 1-YEAR           5-YEAR         10-YEAR
------------------------------------------------------------------------------------------------------
Cumulative Total Return 1              +0.98%                 +1.07%          +16.66%         +55.44%
------------------------------------------------------------------------------------------------------
Average Annual Total Return 2          +0.98%                 +1.07%           +3.13%          +4.51%
------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                            +1.55%           +3.10%          +4.48%
------------------------------------------------------------------------------------------------------
   Distribution Rate 4                          3.77%
------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                  4.11%
------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


28 | Semiannual Report

ENDNOTES

INTEREST RATE MOVEMENTS, UNSCHEDULED MORTGAGE PREPAYMENTS AND OTHER RISK FACTORS WILL ADVERSELY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS A FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THEREFORE, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Advisor Class) per share on 4/30/06.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/06.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +49.43% and +4.40%.


                                                          Semiannual Report | 29

Your Fund's Expenses

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


30 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                        BEGINNING ACCOUNT     ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                    VALUE 11/1/05       VALUE 4/30/06   PERIOD* 11/1/05-4/30/06
-------------------------------------------------------------------------------------------------------
Actual                                        $1,000             $1,009.20             $4.13
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $1,000             $1,020.68             $4.16
-------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------
Actual                                        $1,000             $1,009.80             $3.64
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $1,000             $1,021.17             $3.66
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.83% and Advisor: 0.73%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          Semiannual Report | 31

Franklin Real Return Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Real Return Fund seeks to achieve total return that exceeds the rate of inflation over an economic cycle by allocating assets among inflation-indexed securities, investment grade and high yield fixed income securities, mortgage- and other asset-backed securities, and equity securities with high correlation to broad measures of inflation.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin Real Return Fund
Based on Total Net Assets as of 4/30/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Treasury Inflation Protected Securities ...........    67.1%
Foreign Government Debt Securities .....................    11.7%
Natural Resources - Common Stocks* .....................     6.4%
Real Estate Investment Trusts - Common Stocks ..........     5.4%
Corporate Bonds ........................................     2.6%
Short-Term Investments & Other Net Assets ..............     6.8%

* In the SOI, the natural resources sector comprises energy minerals, industrial services, non-energy minerals and process industries.

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Real Return Fund's semiannual report for the period ended April 30, 2006.

PERFORMANCE SUMMARY

For the six months under review, Franklin Real Return Fund - Class A posted a +3.85% cumulative total return. The Fund outperformed its benchmark, the Consumer Price Index (CPI) for Urban Consumers (All Items) NSA (non-seasonally adjusted), which rose 1.15% for the same period. 1 You can

1. Source: Standard & Poor's Micropal. The CPI, calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate. The all urban consumers group represents about 87% of the total U.S. population. It is based on the expenditures of almost all residents of urban or metropolitan areas, including professionals, the self-employed, the poor, the unemployed and retired persons as well as urban wage earners and clerical workers. The figure quoted is non-seasonally adjusted (NSA). The index is unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 60.

32 | Semiannual Report
find more of the Fund's performance data in the Performance Summary beginning on page 36.

ECONOMIC AND MARKET OVERVIEW

The U.S. economy continued to grow during the six months under review. After gross domestic product growth slowed in the fourth quarter of 2005, it rebounded to an estimated 5.3% annualized rate in first quarter 2006. Over the reporting period, nonfarm payroll data, as well as other indexes, showed growing employment. Consumer spending increased 3.4% (not adjusted for inflation) in April 2006 compared with six months earlier, which supported the nation's economic progress. 2

Business spending also rose during the reporting period, contributing to economic growth. Relatively low interest rates allowed many companies easy access to capital, and ample cash also helped some companies to support their spending plans.

Oil prices climbed above $73 a barrel during the period, which was historically high. Prices were elevated partially by concerns about potential supply limitations in the face of expected strong growth in global demand, especially from China and India, and the potential for supply disruptions stemming from geopolitical turmoil in several major oil-producing countries. Although sustained high commodity prices contributed to some inflationary increases, overall pricing pressures in the economy, particularly excluding energy costs, remained subdued. The Personal Consumption Expenditures (PCE) deflator, the Federal Reserve Board's (Fed's) preferred measure of inflation, reported inflation of 2.1% for core prices, and 2.9% overall for the 12 months ended April 30, 2006. 3 A more widely reported inflation index, the core Consumer Price Index (CPI), rose 2.3% for the same period. 4

During the six-month reporting period, the Fed raised the federal funds target rate to 4.75% from 3.75%. In March, at the first meeting of the Fed conducted by newly appointed Fed Chairman Ben Bernanke, the Fed acknowledged the economy's strength and mentioned it might still raise rates to balance the risks of sustainable economic growth and price stability. The market reacted to the statement by increasing yields (and lowering prices) across intermediate- and longer-term bonds.

2. Source: Bureau of Economic Analysis.

3. Source: Bureau of Economic Analysis. The chain-type price index (or deflator) measures the inflation rate for individual expenditures on goods and services as measured by PCE. The PCE is included in the BEA's report on gross domestic product. The core PCE deflator excludes food and energy costs.

4. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


                                                          Semiannual Report | 33

DISTRIBUTIONS*
Franklin Real Return Fund
11/1/05-4/30/06

--------------------------------------------------------------------------------
                                                    DIVIDEND PER SHARE
                                            ------------------------------------
MONTH                                            CLASS A          ADVISOR CLASS
--------------------------------------------------------------------------------
November                                      7.65 cents             7.84 cents
--------------------------------------------------------------------------------
December                                      3.33 cents             3.52 cents
--------------------------------------------------------------------------------
January                                               --                     --
--------------------------------------------------------------------------------
February                                              --                     --
--------------------------------------------------------------------------------
March                                         2.97 cents             3.61 cents
--------------------------------------------------------------------------------
April                                         2.93 cents             3.12 cents
--------------------------------------------------------------------------------
TOTAL                                        16.88 CENTS            18.09 CENTS
--------------------------------------------------------------------------------

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The 10-year Treasury note yield rose from 4.57% at the beginning of the period to 5.07% on April 30, 2006. The yield on the 30-year Treasury rose from 4.76% to 5.16% during the same period. Short-term interest rates rose more than intermediate- and long-term rates, and the yield curve flattened as the spread between short-term and long-term rates generally narrowed and even inverted at some points along the yield curve.

INVESTMENT STRATEGY

We seek to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk. We will allocate the Fund's assets among securities in various market sectors based on our assessment of changing economic, global market, industry and issuer conditions. When making our investment decisions, we will evaluate such criteria as country risk, business cycles, yield curves, and values between and within markets.

MANAGER'S DISCUSSION

During the period under review, we invested the Fund's assets in the allowable sectors and at period-end, 67.1% of the Fund's assets were invested in Treasury Inflation Protected Securities (TIPS). We also allocated some of the Fund's assets to natural resources, real estate investment trusts (REITs), short-term non-dollar securities and high yield sectors, which benefited the Fund's performance during the period.


34 | Semiannual Report

Thank you for your participation in Franklin Real Return Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]         /s/ T. Anthony Coffey

                        T. Anthony Coffey, CFA


[PHOTO OMITTED]         /s/ Kent Burns

                        Kent Burns, CFA

                        Portfolio Management Team
                        Franklin Real Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 35

Performance Summary as of 4/30/06

FRANKLIN REAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRRAX)                     CHANGE       4/30/06      10/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.21        $10.15         $9.94
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-4/30/06)
--------------------------------------------------------------------------------
Dividend Income                  $0.1688
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FARRX)               CHANGE       4/30/06      10/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.21        $10.16         $9.95
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-4/30/06)
--------------------------------------------------------------------------------
Dividend Income                  $0.1809
--------------------------------------------------------------------------------

PERFORMANCE 1

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------
CLASS A                                            6-MONTH      1-YEAR   INCEPTION (11/17/04)
---------------------------------------------------------------------------------------------
Cumulative Total Return 2                            +3.85%     +6.18%           +7.52%
---------------------------------------------------------------------------------------------
Average Annual Total Return 3                        -0.55%     +1.70%           +2.05%
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                              +1.28%           +1.22%
---------------------------------------------------------------------------------------------
   Distribution Rate 5               3.36%
---------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6       3.12%
---------------------------------------------------------------------------------------------
ADVISOR CLASS                                      6-MONTH      1-YEAR   INCEPTION (11/17/04)
---------------------------------------------------------------------------------------------
Cumulative Total Return 2                            +3.97%     +6.44%           +7.93%
---------------------------------------------------------------------------------------------
Average Annual Total Return 3                        +3.97%     +6.44%           +5.41%
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                              +6.12%           +4.74%
---------------------------------------------------------------------------------------------
   Distribution Rate 5               4.26%
---------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6       3.51%
---------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


36 | Semiannual Report

ENDNOTES

BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund's manager and administrator have agreed in advance to waive all or a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 2.98% for Class A and 3.36% for Advisor Class. The manager and administrator may end this arrangement at any time, upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the respective class's April distribution (excluding return of capital) and the maximum offering price (NAV for Advisor Class) per share on 4/30/06.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/06.


                                                          Semiannual Report | 37

Your Fund's Expenses

FRANKLIN REAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 - 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 - $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


38 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT      ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                     VALUE 11/1/05        VALUE 4/30/06     PERIOD* 11/1/05-4/30/06
-----------------------------------------------------------------------------------------------------------
Actual                                         $1,000              $1,038.50               $4.55
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000              $1,020.33               $4.51
-----------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------
Actual                                         $1,000              $1,039.70               $3.29
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000              $1,021.57               $3.26
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, for each class (A: 0.90% and Advisor: 0.65%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          Semiannual Report | 39

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CONVERTIBLE SECURITIES FUND

                                                 ---------------------------------------------------------------------------------
                                                      SIX
                                                 MONTHS ENDED
                                                   APRIL 30,
                                                      2006                          YEAR ENDED OCTOBER 31,
CLASS A                                           (UNAUDITED)       2005          2004          2003          2002          2001
                                                 ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of  period .........     $  16.46      $  15.16      $  13.90      $  10.87      $  13.07      $  15.93
                                                 ---------------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ......................         0.19          0.42          0.50          0.56          0.69 f        0.76

 Net realized and unrealized gains (losses) ...         1.15          1.49          1.43          2.97         (2.14) f      (2.12)
                                                 ---------------------------------------------------------------------------------
Total from investment operations ..............         1.34          1.91          1.93          3.53         (1.45)        (1.36)
                                                 ---------------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................        (0.32)        (0.61)        (0.67)        (0.50)        (0.75)        (0.83)

 Net realized gains ...........................        (0.62)           --            --            --            --         (0.67)
                                                 ---------------------------------------------------------------------------------
Total distributions ...........................        (0.94)        (0.61)        (0.67)        (0.50)        (0.75)        (1.50)
                                                 ---------------------------------------------------------------------------------
Redemption fees ...............................           -- c          -- c          -- c          --            --            --
                                                 ---------------------------------------------------------------------------------
Net asset value, end of period ................     $  16.86      $  16.46      $  15.16      $  13.90      $  10.87      $  13.07
                                                 =================================================================================

Total return b ................................         8.36%        12.76%        14.06%        33.10%       (11.74)%       (9.15)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period  (000's) ............     $677,991      $551,120      $380,960      $294,987      $168,040      $169,659

Ratios to average net assets:

 Expenses .....................................         0.85% d       0.88%         0.92%         0.98%         1.00%         1.00%

 Expenses net of payments by  affiliate .......         0.85% d,e     0.88% e       0.89% e       0.98%         1.00%         1.00%

 Net investment income ........................         2.29% d       2.63%         3.36%         4.49%         5.45% f       5.26%

Portfolio turnover rate .......................        21.08%        35.30%        28.37%        49.90%        91.25%       163.07%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share .......................       $(0.017)
Net realized and unrealized gains (losses) per share ..         0.017
Ratio of net investment income to average net assets ..        (0.14)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


40 | See notes to financial statements. | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN CONVERTIBLE SECURITIES FUND (CONTINUED)

                                                 ---------------------------------------------------------------------------------
                                                      SIX
                                                 MONTHS ENDED
                                                   APRIL 30,
                                                      2006                          YEAR ENDED OCTOBER 31,
CLASS C                                           (UNAUDITED)       2005          2004          2003          2002          2001
                                                 ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........    $  16.32      $  15.05      $  13.81      $  10.82      $  13.01      $  15.86
                                                 ---------------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ......................        0.13          0.30          0.39          0.46          0.60 f        0.66

 Net realized and unrealized gains (losses) ...        1.14          1.46          1.42          2.96         (2.13) f      (2.12)
                                                 ---------------------------------------------------------------------------------
Total from investment operations ..............        1.27          1.76          1.81          3.42         (1.53)        (1.46)
                                                 ---------------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................       (0.26)        (0.49)        (0.57)        (0.43)        (0.66)        (0.72)

 Net realized gains ...........................       (0.62)           --            --            --            --         (0.67)
                                                 ---------------------------------------------------------------------------------
Total distributions ...........................       (0.88)        (0.49)        (0.57)        (0.43)        (0.66)        (1.39)
                                                 ---------------------------------------------------------------------------------
Redemption fees ...............................          -- c          -- c          -- c          --            --            --
                                                 ---------------------------------------------------------------------------------
Net asset value, end of period ................    $  16.71      $  16.32      $  15.05      $  13.81      $  10.82      $  13.01
                                                 =================================================================================

Total return b ................................        7.91%        11.92%        13.21%        32.08%       (12.35)%       (9.82)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............    $258,290      $219,970      $167,813      $106,719      $ 55,759      $ 46,861

Ratios to average net assets:

 Expenses .....................................        1.60% d       1.63%         1.67%         1.75%         1.72%         1.75%

 Expenses net of payments by affiliate ........        1.60% d,e     1.63% e       1.64% e       1.75%         1.72%         1.75%

 Net investment income ........................        1.54% d       1.88%         2.61%         3.72%       4.73%f          4.55%

Portfolio turnover rate .......................       21.08%        35.30%        28.37%        49.90%        91.25%       163.07%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share ....................       $(0.017)
Net realized and unrealized gains (losses) per share         0.017
Ratio of net investment income to average net assets        (0.14)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                     Semiannual Report | See notes to financial statements. | 41

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2006 (UNAUDITED)


--------------------------------------------------------------------------------------------------
  FRANKLIN CONVERTIBLE SECURITIES FUND                                    SHARES         VALUE
--------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 93.0%
  COMMON STOCKS 2.7%
  INDUSTRIAL SERVICES 0.9%
  The Williams Cos. Inc. ...........................................       371,846    $  8,154,583
                                                                                      ------------
  PROCESS INDUSTRIES 0.9%
  Bunge Ltd. .......................................................       165,709       8,840,575
                                                                                      ------------
  PRODUCER MANUFACTURING 0.9%
  Tyco International Ltd. ..........................................       331,058       8,723,378
                                                                                      ------------
  TOTAL COMMON STOCKS (COST $22,308,796) ...........................                    25,718,536
                                                                                      ------------
  CONVERTIBLE PREFERRED STOCKS 33.7%
  COMMERCIAL SERVICES 0.2%
  Interpublic Group of Cos. Inc., 5.375%, cvt. pfd. ................        65,000       2,388,750
                                                                                      ------------
  CONSUMER DURABLES 1.8%
  Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. ................       450,000      12,555,000
  General Motors Corp., 6.25%, cvt. pfd. ...........................       235,000       4,279,350
                                                                                      ------------
                                                                                        16,834,350
                                                                                      ------------
  CONSUMER NON-DURABLES 2.3%
  Constellation Brands Inc., 5.75%, cvt. pfd. ......................       216,800       7,994,500
  Lehman Brothers Holdings Inc. into General Mills, 6.25%, cvt. pfd.       500,000      13,187,500
                                                                                      ------------
                                                                                        21,182,000
                                                                                      ------------
  ELECTRONIC TECHNOLOGY 0.6%
  Northrop Grumman Corp., 7.00%, cvt. pfd., B ......................        40,000       5,300,000
                                                                                      ------------
  ENERGY MINERALS 1.9%
a Chesapeake Energy Corp., 5.00%, cvt. pfd., 144A ..................       170,000      17,977,500
                                                                                      ------------
  FINANCE 12.2%
  Chubb Corp., 7.00%, cvt. pfd. ....................................       150,000       5,425,500
  Conseco Inc., 5.50%, cvt. pfd. ...................................       450,000      13,500,000
  E*TRADE Financial Corp., 6.125%, cvt. pfd. .......................       600,000      19,452,000
  Fannie Mae, 5.375%, cvt. pfd. ....................................           140      13,365,363
  Hartford Financial Service Group Inc., 6.00%, cvt. pfd. ..........        75,000       6,037,500
  MetLife Inc., 6.375%, cvt. pfd. ..................................       400,000      11,300,000
  PMI Group Inc., 5.875%, cvt. pfd. ................................       270,000       7,060,500
  Travelers Property Casualty Corp., 4.50%, cvt. pfd., junior sub
    note ...........................................................       300,000       7,398,000
  UnumProvident Corp., 8.25%, cvt. pfd..............................       400,000      12,700,000
  Washington Mutual Captial Trust I, 5.375%, cvt. pfd. .............        20,000       1,121,400
a Washington Mutual Capital Trust I, 5.375%, cvt. pfd., 144A .......        60,000       3,364,200
  XL Capital Ltd., 6.50%, cvt. pfd. ................................       620,000      13,646,200
                                                                                      ------------
                                                                                       114,370,663
                                                                                      ------------
  HEALTH TECHNOLOGY 1.4%
  Schering-Plough Corp., 6.00%, cvt. pfd. ..........................       250,000      12,795,000
                                                                                      ------------
  INDUSTRIAL SERVICES 3.4%
  Allied Waste Industries Inc., 6.25%, cvt. pfd., D ................        48,000      18,510,000
  El Paso Corp., 4.99%, cvt. pfd. ..................................        12,000      13,834,318
                                                                                      ------------
                                                                                        32,344,318
                                                                                      ------------

42 | Semiannual Report

Franklin Investors Securities Trust

-------------------------------------------------------------------------------------------------------------------
  FRANKLIN CONVERTIBLE SECURITIES FUND                                                     SHARES         VALUE
-------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CONVERTIBLE PREFERRED STOCKS (CONTINUED)
  PROCESS INDUSTRIES 2.8%
  Celanese Corp., 4.25%, cvt. pfd. .................................................         375,000   $ 11,578,125
  Huntsman Corp., 5.00%, cvt. pfd. .................................................         332,800     14,393,600
                                                                                                       ------------
                                                                                                         25,971,725
                                                                                                       ------------
  REAL ESTATE INVESTMENT TRUSTS 2.2%
  Citigroup Global Markets Holdings Inc. into Regency, 2.00%, cvt. pfd. ............         105,000      5,531,852
  Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A ...............................          52,595      1,301,726
  Simon Property Group Inc., 6.00%, cvt. pfd. ......................................         200,000     13,428,000
                                                                                                       ------------
                                                                                                         20,261,578
                                                                                                       ------------
  UTILITIES 4.9%
  CMS Energy Corp., 4.50%, cvt. pfd., B ............................................         100,000      7,350,000
  Entergy Corp., 7.625%, cvt. pfd. .................................................         300,000     15,007,020
  NRG Energy Inc., 4.00%, cvt. pfd. ................................................           9,500     12,511,358
  PNM Resources Inc., 6.75%, cvt. pfd. .............................................         225,000     11,025,000
                                                                                                       ------------
                                                                                                         45,893,378
                                                                                                       ------------
  TOTAL CONVERTIBLE PREFERRED STOCKS (COST $293,011,475) ...........................                    315,319,262
                                                                                                       ------------


                                                                                    ------------------
                                                                                    PRINCIPAL AMOUNT b
                                                                                    ------------------
  CONVERTIBLE BONDS 56.6%
  COMMERCIAL SERVICES 1.1%
a The Interpublic Group of Cos. Inc., cvt., senior note, 144A, 4.50%, 3/15/23 ......    $  3,000,000      3,127,500
a WPP Group PLC, cvt., sub. bond, 144A, 5.00%, 10/15/33 ............................       6,000,000      7,621,200
                                                                                                       ------------
                                                                                                         10,748,700
                                                                                                       ------------
  COMMUNICATIONS 2.2%
a NII Holdings Inc., cvt., 144A, 2.75%, 8/15/25 ....................................      15,000,000     20,306,250
                                                                                                       ------------
  CONSUMER DURABLES 0.5%
a K2 Inc., cvt., 144A, 5.00%, 6/15/10 ..............................................       4,000,000      4,320,000
                                                                                                       ------------
  CONSUMER SERVICES 8.2%
  Carnival Corp., cvt., senior deb., 2.00%, 4/15/21 (Panama) .......................      14,000,000     17,196,620
a Fairmont Hotels & Resorts Inc., cvt., senior note, 144A, 3.75%, 12/01/23 (Canada)        5,000,000      5,981,250
  Hilton Hotels Corp., cvt., senior note, 3.375%, 4/15/23 ..........................      10,500,000     13,295,625
  Liberty Media Corp. into Viacom, cvt., senior deb., B, 3.25%, 3/15/31 ............      10,000,000      7,600,000
  Six Flags Inc., cvt., 4.50%, 5/15/15 .............................................      10,000,000     15,945,800
  The Walt Disney Co., cvt., senior note, 2.125%, 4/15/23 ..........................      16,000,000     17,080,000
                                                                                                       ------------
                                                                                                         77,099,295
                                                                                                       ------------
  ELECTRONIC TECHNOLOGY 6.5%
a Intel Corp., cvt., junior sub. bond, 144A, 2.95%, 12/15/35 .......................      19,000,000     16,392,535
  Juniper Networks Inc., cvt., senior note, zero cpn., 6/15/08 .....................      15,000,000     15,918,750
a L-3 Communications Corp., cvt., 144A, 3.00%, 8/01/35 .............................      15,000,000     15,000,000
  Liberty Media Corp. into Motorola, cvt., senior deb., 3.50%, 1/15/31 .............       8,000,000      8,010,000
a PMC-Sierra Inc., cvt., 144A, 2.25%, 10/15/25 .....................................       3,500,000      5,543,125
                                                                                                       ------------
                                                                                                         60,864,410
                                                                                                       ------------


                                                          Semiannual Report | 43

Franklin Investors Securities Trust

-------------------------------------------------------------------------------------------------------------
                                                                                  PRINCIPAL
  FRANKLIN CONVERTIBLE SECURITIES FUND                                             AMOUNT b          VALUE
-------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CONVERTIBLE BONDS (CONTINUED)
  FINANCE 5.5%
  CapitalSource Inc., cvt., senior note,
     3.50%, 7/15/34 ..........................................................    $ 8,000,000    $  7,989,456
   a 144A, 3.50%, 7/15/34 ....................................................      8,000,000       7,989,456
a GATX Corp., cvt., senior note, 144A, 5.00%, 8/15/23 ........................      3,000,000       5,786,250
  Leucadia National Corp., cvt., senior sub. note,
     3.75%, 4/15/14 ..........................................................      3,600,000       5,215,500
   a 144A, 3.75%, 4/15/14 ....................................................      7,500,000      10,865,625
  Providian Financial Corp., cvt., senior note, 4.00%, 5/15/08 ...............      9,000,000      13,826,250
                                                                                                 ------------
                                                                                                   51,672,537
                                                                                                 ------------
  HEALTH SERVICES 5.7%
  Lifepoint Hospitals Inc., cvt., 3.25%, 8/15/25 .............................     15,000,000      12,868,245
  Omnicare Inc., cvt., 3.25%, 12/15/35 .......................................     16,000,000      15,780,000
  PacifiCare Health Systems Inc., cvt., sub. deb., 3.00%, 10/15/32 ...........      2,000,000       7,287,500
  Sierra Health Services Inc., cvt., senior deb., 2.25%, 3/15/23 .............      2,000,000       8,595,000
  Universal Health Services Inc., cvt., 0.426%, 6/23/20 ......................     15,500,000       9,164,375
                                                                                                 ------------
                                                                                                   53,695,120
                                                                                                 ------------
  HEALTH TECHNOLOGY 12.7%
  Affymetrix Inc., cvt., senior note, 0.75%, 12/15/33 ........................     10,000,000      10,912,500
  Alza Corp. into Johnson & Johnson, cvt., sub. deb., zero cpn., 7/28/20 .....     15,000,000      12,150,000
a Amgen Inc., cvt., senior note, 144A, 0.375%, 2/01/13 .......................     16,000,000      15,267,792
  Biogen Idec Inc., cvt., sub. note, zero cpn., 2/16/19 ......................      3,500,000       6,361,250
  Celgene Corp., cvt., senior note, 1.75%, 6/01/08 ...........................      6,000,000      20,992,500
  InterMune Inc., cvt., senior note, 0.25%, 3/01/11 ..........................      8,000,000       7,010,000
  IVAX Corp., cvt., senior sub. note, 4.50%, 5/15/08 .........................      5,000,000       5,062,500
a Medtronic Inc., cvt., senior note, 144A, 1.50%, 4/15/11 ....................     17,000,000      16,936,250
a MGI Pharma Inc., cvt., senior sub. note, 144A, 1.682% to 3/02/11, zero cpn.
   thereafter, 3/02/24 .......................................................     10,000,000       6,425,000
a NPS Pharmaceuticals Inc., cvt., senior note, 144A, 3.00%, 6/15/08 ..........      7,000,000       6,203,750
  Protein Design Labs Inc., cvt., sub. note, 2.75%, 8/16/23 ..................      7,550,000      11,438,250
                                                                                                 ------------
                                                                                                  118,759,792
                                                                                                 ------------
  INDUSTRIAL SERVICES 2.7%
  Schlumberger Ltd., cvt., senior deb., 1.50%, 6/01/23 (Netherland Antilles) .     13,000,000      25,008,750
                                                                                                 ------------
  PROCESS INDUSTRIES 0.3%
  Headwaters Inc., cvt., senior sub. note, 2.875%, 6/01/16 ...................      2,000,000       2,542,500
                                                                                                 ------------
  RETAIL TRADE 3.1%
  Best Buy Co. Inc., cvt., sub. deb., 2.25%, 1/15/22 .........................     12,000,000      15,315,000
  Lowe's Cos. Inc., cvt., senior note, zero cpn., 2/16/21 ....................     13,000,000      13,473,473
                                                                                                 ------------
                                                                                                   28,788,473
                                                                                                 ------------
  TECHNOLOGY SERVICES 2.8%
a BearingPoint Inc., cvt., sub. note, 144A, 2.50%, 12/15/24 ..................     14,000,000      14,865,200
  Yahoo! Inc., cvt., senior note, zero cpn., 4/01/08 .........................      7,000,000      11,375,000
                                                                                                 ------------
                                                                                                   26,240,200
                                                                                                 ------------
  TRANSPORTATION 1.5%
  JetBlue Airways Corp., cvt., senior note, 3.75%, 3/15/35 ...................     15,000,000      13,781,250
                                                                                                 ------------


44 | Semiannual Report

Franklin Investors Securities Trust

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
    FRANKLIN CONVERTIBLE SECURITIES FUND                                                             AMOUNT b         VALUE
-------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CONVERTIBLE BONDS (CONTINUED)
    UTILITIES 3.8%
c,d Calpine Corp., cvt.,
       senior note, 4.75%, 11/15/23 ..........................................................    $   5,500,000    $  2,062,500
       sub. note, 7.75%, 6/01/15 .............................................................        7,000,000       1,540,000
    Centerpoint Energy Inc., cvt., senior note, 3.75%, 5/15/23 ...............................       10,000,000      11,162,500
    CMS Energy Corp., cvt., senior note, 2.875%, 12/01/24 ....................................        6,000,000       6,565,620
    Reliant Energy Inc., cvt., senior sub. bond,
        5.00%, 8/15/10 .......................................................................        6,000,000       8,017,500
      a 144A, 5.00%, 8/15/10 .................................................................        5,000,000       6,681,250
                                                                                                                   ------------
                                                                                                                     36,029,370
                                                                                                                   ------------
    TOTAL CONVERTIBLE BONDS (COST $474,164,161) ..............................................                      529,856,647
                                                                                                                   ------------
    TOTAL LONG TERM INVESTMENTS (COST $789,484,432) ..........................................                      870,894,445
                                                                                                                   ------------


                                                                                                  -------------
                                                                                                      SHARES
                                                                                                  -------------
    SHORT TERM INVESTMENTS 6.5%
    MONEY MARKET FUND (COST $46,847,866) 5.0%
  e Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.50% .....................       46,847,866      46,847,866
                                                                                                                   ------------

                                                                                                  -------------
                                                                                                    PRINCIPAL
                                                                                                     AMOUNT b
                                                                                                  -------------
    REPURCHASE AGREEMENT (COST $13,543,931) 1.5%
  f Joint Repurchase Agreement, 4.722%, 5/01/06 (Maturity Value $13,549,261) .................    $  13,543,931      13,543,931
    ABN AMRO Bank, N.V., New York Branch (Maturity Value $1,252,087)
    Banc of America Securities LLC (Maturity Value $1,252,087)
    Barclays Capital Inc. (Maturity Value $1,252,087)
    Bear, Stearns & Co. Inc. (Maturity Value $1,252,087)
    BNP Paribas Securities Corp. (Maturity Value $1,252,087)
    Deutsche Bank Securities Inc. (Maturity Value $1,252,087)
    Greenwich Capital Markets Inc. (Maturity Value $1,252,087)
    Lehman Brothers Inc. (Maturity Value $1,028,391)
    Merrill Lynch Government Securities Inc. (Maturity Value $1,252,087)
    Morgan Stanley & Co. Inc. (Maturity Value $1,252,087)
    UBS Securities LLC (Maturity Value $1,252,087)
      Collateralized by U.S. Government Agency Securities, 2.375% - 7.125%, 6/15/06 - 3/15/11,
      g U.S. Government Agency Discount Notes, 7/12/06; and U.S. Treasury Notes, 2.00 - 7.00%,
        5/15/06 - 7/15/09
                                                                                                                   ------------
    TOTAL INVESTMENTS (COST $849,876,229) 99.5% ..............................................                      931,286,242
    OTHER ASSETS, LESS LIABILITIES 0.5% ......................................................                        4,994,459
                                                                                                                   ------------
    NET ASSETS 100.0% ........................................................................                     $936,280,701
                                                                                                                   ============

See Selected Portfolio Abbreviations on page 64.

a Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2006, the value of these securities was $190,654,133, representing 20.36% of net assets.

b The principal amount is stated in U.S. dollars unless otherwise indicated.

c See Note 8 regarding defaulted securities.

d See Note 9 regarding other considerations.

e See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

f See Note 1(c) regarding joint repurchase agreement.

g The security is traded on a discount basis with no stated coupon rate.


                     Semiannual Report | See notes to financial statements. | 45

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN EQUITY INCOME FUND

                                                  --------------------------------------------------------------------------------
                                                       SIX
                                                  MONTHS ENDED
                                                    APRIL 30,
                                                      2006                         YEAR ENDED OCTOBER 31,
CLASS A                                            (UNAUDITED)       2005          2004          2003          2002          2001
                                                  --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........     $  20.47      $  19.58      $  17.84      $  15.42      $  17.76      $  19.82
                                                  --------------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ......................         0.23          0.50          0.41          0.40          0.42 g        0.43

 Net realized and unrealized gains (losses) ...         1.61          0.85          1.72          2.45         (2.21) g      (1.60)
                                                  --------------------------------------------------------------------------------
Total from investment operations ..............         1.84          1.35          2.13          2.85         (1.79)        (1.17)
                                                  --------------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................        (0.32)        (0.46)        (0.39)        (0.43)        (0.40)        (0.46)

 Net realized gains ...........................        (0.47)           --            --            --         (0.15)        (0.43)
                                                  --------------------------------------------------------------------------------
Total distributions ...........................        (0.79)        (0.46)        (0.39)        (0.43)        (0.55)        (0.89)
                                                  --------------------------------------------------------------------------------
Redemption fees ...............................           -- c          -- c          -- c          --            --            --
                                                  --------------------------------------------------------------------------------
Net asset value, end of period ................     $  21.52      $  20.47      $  19.58      $  17.84      $  15.42      $  17.76
                                                  ================================================================================

Total return b ................................         9.16%         6.92%        12.04%        18.72%       (10.43)%       (6.22)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............     $671,196      $651,766      $615,941      $501,658      $404,219      $373,232

Ratios to average net assets:

 Expenses .....................................         0.93% d,e     0.93% e       0.93% f       1.00%         1.00%         0.99%

 Net investment income ........................         2.18% d       2.43%         2.15%         2.46%         2.34% g       2.19%

Portfolio turnover rate .......................        22.62%        38.05%        36.42%        54.07%        77.27%       114.13%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f Benefit of payment by affiliate and expense reduction is less than 0.01%.

g Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share .......................    $(0.012)
Net realized and unrealized gains (losses) per share ..      0.012
Ratio of net investment income to average net assets ..     (0.07)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


46 | See notes to financial statements. | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND (CONTINUED)

                                                  ---------------------------------------------------------------------------
                                                      SIX
                                                  MONTHS ENDED
                                                    APRIL 30,
                                                      2006                        YEAR ENDED OCTOBER 31,
CLASS B                                            (UNAUDITED)     2005         2004         2003         2002         2001
                                                  ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........      $ 20.38      $ 19.49      $ 17.76      $ 15.37      $ 17.70      $ 19.76
                                                  ---------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ......................         0.15         0.35         0.27         0.27         0.28 g       0.27

 Net realized and unrealized gains (losses) ...         1.61         0.85         1.71         2.44        (2.19)g      (1.59)
                                                  ---------------------------------------------------------------------------
Total from investment operations ..............         1.76         1.20         1.98         2.71        (1.91)       (1.32)
                                                  --------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................        (0.24)       (0.31)       (0.25)       (0.32)       (0.27)       (0.31)

 Net realized gains ...........................        (0.47)          --           --           --        (0.15)       (0.43)
                                                  ---------------------------------------------------------------------------
Total distributions ...........................        (0.71)       (0.31)       (0.25)       (0.32)       (0.42)       (0.74)
                                                  ---------------------------------------------------------------------------
Redemption fees ...............................           -- c         -- c         -- c         --           --           --
                                                  ---------------------------------------------------------------------------
Net asset value, end of period ................      $ 21.43      $ 20.38      $ 19.49      $ 17.76      $ 15.37      $ 17.70
                                                  ===========================================================================

Total return b ................................         8.79%        6.17%       11.20%       17.85%      (11.07)%      (6.97)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............      $53,153      $54,880      $55,442      $42,764      $21,341      $10,661

Ratios to average net assets:

 Expenses .....................................         1.67% d,e    1.68% e      1.68% f      1.75%        1.75%        1.73%

 Net investment income ........................         1.44% d      1.68%        1.40%        1.71%        1.59%g       1.41%

Portfolio turnover rate .......................        22.62%       38.05%       36.42%       54.07%       77.27%      114.13%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f Benefit of payment by affiliate and expense reduction is less than 0.01%.

g Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share .......................    $(0.012)
Net realized and unrealized gains (losses) per share ..      0.012
Ratio of net investment income to average net assets ..     (0.07)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

                     Semiannual Report | See notes to financial statements. | 47

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND (CONTINUED)

                                                  -------------------------------------------------------------------------------
                                                      SIX
                                                  MONTHS ENDED
                                                    APRIL 30,
                                                      2006                          YEAR ENDED OCTOBER 31,
CLASS C                                            (UNAUDITED)       2005          2004          2003          2002          2001
                                                  -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........    $  20.39      $  19.50      $  17.77      $  15.38      $  17.70      $  19.77
                                                  -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ......................        0.15          0.34          0.27          0.27          0.28 g        0.28
 Net realized and unrealized gains (losses) ...        1.61          0.86          1.71          2.43         (2.18) g      (1.61)
                                                  -------------------------------------------------------------------------------
Total from investment operations ..............        1.76          1.20          1.98          2.70         (1.90)        (1.33)
                                                  -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................       (0.24)        (0.31)        (0.25)        (0.31)        (0.27)        (0.31)
 Net realized gains ...........................       (0.47)           --            --            --         (0.15)        (0.43)
                                                  -------------------------------------------------------------------------------
Total distributions ...........................       (0.71)        (0.31)        (0.25)        (0.31)        (0.42)        (0.74)
                                                  -------------------------------------------------------------------------------
Redemption fees ...............................          -- c          -- c          -- c          --            --            --
                                                  -------------------------------------------------------------------------------
Net asset value, end of period ................    $  21.44      $  20.39      $  19.50      $  17.77      $  15.38      $  17.70
                                                  ===============================================================================

Total return b ................................        8.78%         6.16%        11.19%        17.82%       (11.07)%       (7.00)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $173,894      $174,674      $172,773      $147,739      $ 96,701      $ 84,912
Ratios to average net assets:
 Expenses .....................................        1.67% d,e     1.68% e       1.68% f       1.76%         1.73%         1.74%
 Net investment income ........................        1.44% d       1.68%         1.40%         1.70%         1.61% g       1.44%
Portfolio turnover rate .......................       22.62%        38.05%        36.42%        54.07%        77.27%       114.13%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f Benefit of payment by affiliate and expense reduction is less than 0.01%.

g Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share .......................    $(0.012)
Net realized and unrealized gains (losses) per share ..      0.012
Ratio of net investment income to average net assets ..     (0.07)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


48 | See notes to financial statements. | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND (CONTINUED)

                                                    -------------------------------------------------------------------
                                                      SIX MONTHS
                                                        ENDED
                                                    APRIL 30, 2006                    YEAR ENDED OCTOBER 31,
CLASS R                                               (UNAUDITED)        2005          2004          2003        2002 g
                                                    -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............      $  20.48      $  19.59      $  17.85      $  15.44      $  16.20
                                                    -------------------------------------------------------------------
Income from investment operations:

 Net investment income a ........................          0.20          0.45          0.37          0.34          0.06

 Net realized and unrealized gains (losses) .....          1.62          0.85          1.72          2.46         (0.73)
                                                    -------------------------------------------------------------------
Total from investment operations ................          1.82          1.30          2.09          2.80         (0.67)
                                                    -------------------------------------------------------------------
Less distributions from:

 Net investment income ..........................         (0.29)        (0.41)        (0.35)        (0.39)        (0.09)

 Net realized gains .............................         (0.47)           --            --            --            --
                                                    -------------------------------------------------------------------
Total distributions .............................         (0.76)        (0.41)        (0.35)        (0.39)        (0.09)
                                                    -------------------------------------------------------------------
Redemption fees .................................            -- c          -- c          -- c          --            --
                                                    -------------------------------------------------------------------
Net asset value, end of period ..................      $  21.54      $  20.48      $  19.59      $  17.85      $  15.44
                                                    ===================================================================

Total return b ..................................          9.01%        6.71%        11.75%        18.46%        (4.17)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............       $ 21,492      $ 20,612      $ 18,858      $ 14,685      $  2,842

Ratios to average net assets:

 Expenses .......................................           1.18% d,e    1.18% e       1.18% f       1.25%          1.25% d

 Net investment income ..........................           1.93% d      2.18%         1.90%         2.21%          2.09% d

Portfolio turnover rate .........................          22.62%       38.05%        36.42%        54.07%         77.27%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year. cAmount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f Benefit of payment by affiliate and expense reduction is less than 0.01%.

g For the period August 1, 2002 (effective date) to October 31, 2002.


                     Semiannual Report | See notes to financial statements. | 49

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2006 (UNAUDITED)

-----------------------------------------------------------------------------------------------
FRANKLIN EQUITY INCOME FUND                            COUNTRY         SHARES        VALUE
-----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.7%
COMMON STOCKS 96.1%
COMMERCIAL SERVICES 1.6%
R. R. Donnelley & Sons Co. ......................    United States      423,900    $ 14,281,191
                                                                                   ------------
COMMUNICATIONS 4.8%
Alltel Corp. ....................................    United States      165,400      10,646,798
AT&T Inc. .......................................    United States      656,400      17,204,244
BellSouth Corp. .................................    United States      486,000      16,417,080
                                                                                   ------------
                                                                                     44,268,122
                                                                                   ------------
CONSUMER NON-DURABLES 6.3%
Anheuser-Busch Cos. Inc. ........................    United States      323,600      14,426,088
The Coca-Cola Co. ...............................    United States      329,800      13,838,408
Diageo PLC, ADR .................................    United Kingdom     119,000       7,883,750
General Mills Inc. ..............................    United States      202,800      10,006,152
Unilever NV, N.Y. shs. ..........................     Netherlands       162,900      11,727,171
                                                                                   ------------
                                                                                     57,881,569
                                                                                   ------------
CONSUMER SERVICES 2.5%
Carnival Corp. ..................................    United States      305,400      14,298,828
Clear Channel Communications Inc. ...............    United States      316,800       9,038,304
                                                                                   ------------
                                                                                     23,337,132
                                                                                   ------------
ELECTRONIC TECHNOLOGY 8.1%
Embraer Empresa Brasileira de Aeronautica SA, ADR        Brazil         300,400      11,664,532
Intel Corp. .....................................    United States      689,000      13,766,220
Microchip Technology Inc. .......................    United States      420,300      15,660,378
Nokia Corp., ADR ................................       Finland         623,500      14,128,510
Raytheon Co. ....................................    United States      425,100      18,819,177
                                                                                   ------------
                                                                                     74,038,817
                                                                                   ------------
ENERGY MINERALS 10.0%
BP PLC, ADR .....................................    United Kingdom     156,200      11,515,064
Chevron Corp. ...................................    United States      419,820      25,617,416
ConocoPhillips ..................................    United States      279,300      18,685,170
Exxon Mobil Corp. ...............................    United States      418,834      26,420,049
Sunoco Inc. .....................................    United States      123,500      10,008,440
                                                                                   ------------
                                                                                     92,246,139
                                                                                   ------------
FINANCE 28.4%
AFLAC Inc. ......................................    United States      149,200       7,092,968
American International Group Inc. ...............    United States      114,200       7,451,550
Bank of America Corp. ...........................    United States      553,706      27,641,003
CapitalSource Inc. ..............................    United States      550,200      12,929,700
Citigroup Inc. ..................................    United States      533,400      26,643,330
Countrywide Financial Corp. .....................    United States      199,000       8,091,340
Fannie Mae ......................................    United States      293,300      14,840,980
Freddie Mac .....................................    United States      219,400      13,396,564
JPMorgan Chase & Co. ............................    United States      525,750      23,858,535
Marsh & McLennan Cos. Inc. ......................    United States      460,000      14,108,200
Morgan Stanley ..................................    United States      272,100      17,496,030
North Fork Bancorp Inc. .........................    United States      380,300      11,458,439
Old Republic International Corp. ................    United States      431,375       9,598,094


50| Semiannual Report

Franklin Investors Securities Trust

------------------------------------------------------------------------------------
FRANKLIN EQUITY INCOME FUND                 COUNTRY         SHARES         VALUE
------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
COMMON STOCKS (CONTINUED)
FINANCE (CONTINUED)
The St. Paul Travelers Cos. Inc. ....    United States      304,700    $ 13,415,941
U.S. Bancorp ........................    United States      520,000      16,348,800
Wachovia Corp. ......................    United States      358,900      21,480,165
Washington Mutual Inc. ..............    United States      334,700      15,081,582
                                                                       ------------
                                                                        260,933,221
                                                                       ------------
HEALTH SERVICES 1.0%
Caremark Rx Inc. ....................    United States      211,700       9,642,935
                                                                       ------------
HEALTH TECHNOLOGY 5.5%
Bristol-Myers Squibb Co. ............    United States      366,600       9,304,308
Eli Lilly and Co. ...................    United States      124,900       6,609,708
GlaxoSmithKline PLC, ADR ............    United Kingdom     250,300      14,237,064
Pfizer Inc. .........................    United States      668,400      16,930,572
Wyeth ...............................    United States       80,100       3,898,467
                                                                       ------------
                                                                         50,980,119
                                                                       ------------
INDUSTRIAL SERVICES 1.3%
Waste Management Inc. ...............    United States      319,600      11,972,216
                                                                       ------------
NON-ENERGY MINERALS 1.8%
Alcoa Inc. ..........................    United States      479,000      16,180,620
                                                                       ------------
PROCESS INDUSTRIES 2.1%
Cabot Corp. .........................    United States      116,900       4,208,400
The Dow Chemical Co. ................    United States      379,300      15,403,373
                                                                       ------------
                                                                         19,611,773
                                                                       ------------
PRODUCER MANUFACTURING 8.9%
3M Co. ..............................    United States      213,100      18,205,133
Autoliv Inc. ........................        Sweden         155,100       8,577,030
General Electric Co. ................    United States      769,600      26,620,464
Honeywell International Inc. ........    United States      345,300      14,675,250
Pitney Bowes Inc. ...................    United States      334,500      13,998,825
                                                                       ------------
                                                                         82,076,702
                                                                       ------------
REAL ESTATE INVESTMENT TRUSTS 0.9%
iStar Financial Inc. ................    United States      204,000       7,805,040
                                                                       ------------
RETAIL TRADE 2.0%
The Gap Inc. ........................    United States      534,300       9,665,487
Wal-Mart Stores Inc. ................    United States      192,600       8,672,778
                                                                       ------------
                                                                         18,338,265
                                                                       ------------
TECHNOLOGY SERVICES 2.2%
Automatic Data Processing Inc. ......    United States      157,600       6,947,008
Microsoft Corp. .....................    United States      541,900      13,086,885
                                                                       ------------
                                                                         20,033,893
                                                                       ------------
TRANSPORTATION 2.0%
J.B. Hunt Transport Services Inc. ...    United States      381,500       9,091,145
United Parcel Service Inc., B .......    United States      119,600       9,695,972
                                                                       ------------
                                                                         18,787,117
                                                                       ------------

                                                          Semiannual Report | 51

Franklin Investors Securities Trust

--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN EQUITY INCOME FUND                                                COUNTRY             SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  UTILITIES 6.7%
  American Electric Power Co. Inc. ....................................    United States           252,400    $  8,445,304
  Dominion Resources Inc. .............................................    United States           182,400      13,656,288
  Entergy Corp. .......................................................    United States           198,000      13,848,120
  FirstEnergy Corp. ...................................................    United States           296,500      15,035,515
  Scottish Power PLC ..................................................    United Kingdom          466,000       4,764,160
  Xcel Energy Inc. ....................................................    United States           296,000       5,576,640
                                                                                                              ------------
                                                                                                                61,326,027
                                                                                                              ------------
  TOTAL COMMON STOCKS (COST $739,318,102) .............................                                        883,740,898
                                                                                                              ------------
  CONVERTIBLE PREFERRED STOCKS 3.6%
  ENERGY MINERALS 1.6%
  Chesapeake Energy Corp., 5.00%, cvt. pfd. ...........................    United States           105,600      14,612,400
                                                                                                              ------------
  FINANCE 1.3%
  E*TRADE Financial Corp., 6.125%, cvt. pfd. ..........................    United States           360,000      11,671,200
                                                                                                              ------------
  HEALTH TECHNOLOGY 0.7%
  Schering-Plough Corp., 6.00%, cvt. pfd. .............................    United States           134,100       6,863,238
                                                                                                              ------------
  TOTAL CONVERTIBLE PREFERRED STOCKS (COST $31,021,311) ...............                                         33,146,838
                                                                                                              ------------
  TOTAL LONG TERM INVESTMENTS (COST $770,339,413) .....................                                        916,887,736
                                                                                                              ------------
  SHORT TERM INVESTMENTS (COST $3,587,895) 0.4%
  MONEY MARKET FUND 0.4%
a Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.50%     United States         3,587,895       3,587,895
                                                                                                              ------------
  TOTAL INVESTMENTS (COST $773,927,308) 100.1% ........................                                        920,475,631
  OTHER ASSETS, LESS LIABILITIES (0.1)% ...............................                                           (739,878)
                                                                                                              ------------
  NET ASSETS 100.0% ...................................................                                       $919,735,753
                                                                                                              ============

See Selected Portfolio Abbreviations on page 64.

a See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


52 | See notes to financial statements. | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

                                                 ---------------------------------------------------------------------------------
                                                     SIX
                                                 MONTHS ENDED
                                                   APRIL 30,
                                                     2006                                YEAR ENDED OCTOBER 31,
CLASS A                                           (UNAUDITED)         2005          2004          2003          2002          2001
                                                 ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........     $   9.91      $  10.26      $  10.37      $  10.57      $  10.58      $  10.09
                                                 ---------------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ......................         0.16          0.30          0.27          0.29          0.44          0.55 f

 Net realized and unrealized gains (losses) ...        (0.07)        (0.32)        (0.04)        (0.09)         0.06          0.51 f
                                                 ---------------------------------------------------------------------------------
Total from investment operations ..............         0.09         (0.02)         0.23          0.20          0.50          1.06
                                                 ---------------------------------------------------------------------------------
Less distributions from net investment income .        (0.18)        (0.33)        (0.34)        (0.40)        (0.51)        (0.57)
                                                 ---------------------------------------------------------------------------------
Redemption fees ...............................           -- c          -- c          -- c          --            --            --
                                                 ---------------------------------------------------------------------------------
Net asset value, end of period ................     $   9.82      $   9.91      $  10.26      $  10.37      $  10.57      $  10.58
                                                 =================================================================================

Total return b ................................         0.92%        (0.16)%        2.23%         1.92%         4.87%        10.81%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............     $232,839      $268,197      $309,544      $338,839      $295,623      $193,236

Ratios to average net assets:

 Expenses .....................................         0.83% d       0.81% e       0.79%         0.77%         0.80%         0.86%

 Net investment income ........................         3.36% d       2.96%         2.67%         2.80%         4.22%         5.33%f

Portfolio turnover rate .......................        20.97%        62.33%        86.82%        92.69%       112.71%        53.64%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f Effective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share ......................       $(0.017)
Net realized and unrealized gains (losses) per share .         0.017
Ratio of net investment income to average net assets .        (0.16)%


                     Semiannual Report | See notes to financial statements. | 53

Franklin Investors Securities Trust

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND (CONTINUED)

                                                ---------------------------------------------------------------------------------
                                                SIX MONTHS
                                                   ENDED
                                                 APRIL 30,
                                                    2006                            YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                    (UNAUDITED)       2005          2004          2003          2002          2001
                                                ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........    $   9.90      $  10.24      $  10.36      $  10.56      $  10.57      $  10.08
                                                ---------------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ......................        0.17          0.31          0.28          0.29          0.44          0.55 f

 Net realized and unrealized  gains (losses) ..       (0.07)        (0.31)        (0.05)        (0.08)         0.07          0.52 f
                                                ---------------------------------------------------------------------------------
Total from investment operations ..............        0.10            --          0.23          0.21          0.51          1.07
                                                ---------------------------------------------------------------------------------
Less distributions from net investment income .       (0.19)        (0.34)        (0.35)        (0.41)        (0.52)        (0.58)
                                                ---------------------------------------------------------------------------------
Redemption fees ...............................          -- c          -- c          -- c          --            --            --
                                                ---------------------------------------------------------------------------------
Net asset value, end of period ................    $   9.81      $   9.90      $  10.24      $  10.36      $  10.56      $  10.57
                                                =================================================================================

Total return b ................................        0.98%         0.04%         2.24%         2.02%         4.97%        10.92%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period  (000's) ............    $ 21,542      $ 26,725      $ 24,141      $ 16,753      $  7,348      $  1,184

Ratios to average net assets:

 Expenses .....................................        0.73% d       0.71% e       0.69%         0.67%         0.70%         0.76%

 Net investment income ........................        3.46% d       3.06%         2.77%         2.90%         4.32%         5.35% f

Portfolio turnover rate .......................       20.97%        62.33%        86.82%        92.69%       112.71%        53.64%

a Based on average daily shares outstanding.

b Total return is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f Effective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share .......................    $(0.017)
Net realized and unrealized gains (losses) per share ..      0.017
Ratio of net investment income to average net assets ..     (0.16)%


54 | See notes to financial statements. | Semiannual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL
  FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                AMOUNT         VALUE
--------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.5%
  MORTGAGE-BACKED SECURITIES 43.7%
a FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 0.8%
  FHLMC, 4.353%, 12/01/34 ...........................................    $1,764,312    $ 1,727,127
  FHLMC, 4.438%, 9/01/33 ............................................       287,395        278,352
                                                                                       -----------
                                                                                         2,005,479
                                                                                       -----------
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 1.8%
  FHLMC Gold 15 Year, 5.00%, 10/01/17 ...............................       489,330        476,981
  FHLMC Gold 15 Year, 7.00%, 3/01/07 - 9/01/13 ......................       545,620        559,955
  FHLMC Gold 30 Year, 8.50%, 12/01/22 - 1/01/27 .....................     1,664,989      1,774,544
  FHLMC Gold 30 Year, 8.50%, 7/01/31 ................................     1,361,097      1,468,934
  FHLMC Gold 30 Year, 9.50%, 3/01/21 - 3/01/21 ......................       159,284        166,373
                                                                                       -----------
                                                                                         4,446,787
                                                                                       -----------
a FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 26.9%
  FNMA, 3.259%, 5/01/34 .............................................     4,841,315      4,774,991
  FNMA, 3.451%, 3/01/34 .............................................       505,835        499,920
  FNMA, 3.501%, 4/01/34 .............................................     1,200,843      1,150,825
  FNMA, 3.674%, 4/01/35 .............................................       746,259        739,201
  FNMA, 3.895%, 3/01/33 .............................................       395,207        372,806
  FNMA, 3.918%, 1/01/35 .............................................       624,043        613,910
  FNMA, 4.042%, 12/01/34 ............................................     5,089,476      4,987,586
  FNMA, 4.055%, 8/01/34 .............................................     5,415,915      5,336,563
  FNMA, 4.16%,  6/01/33 .............................................       832,954        820,289
  FNMA, 4.209%, 6/01/34 .............................................     2,730,374      2,657,335
  FNMA, 4.23%, 11/01/34 ......... ...................................     1,839,495      1,859,869
  FNMA, 4.233%, 12/01/33 ............................................       670,577        658,164
  FNMA, 4.265%, 4/01/33 .............................................     1,268,105      1,264,729
  FNMA, 4.279%, 4/01/33 .............................................     4,226,422      4,178,779
  FNMA, 4.314%, 9/01/33 .............................................     5,470,822      5,250,443
  FNMA, 4.333%, 1/01/33 .............................................       846,499        840,113
  FNMA, 4.362%, 2/01/34 .............................................     4,180,388      4,101,825
  FNMA, 4.366%, 2/01/35 .............................................     6,110,969      6,020,325
  FNMA, 4.49%, 8/01/34 ..............................................     5,524,729      5,404,236
  FNMA, 4.50%, 12/01/32 .............................................       192,032        192,032
  FNMA, 4.597%, 8/01/33 - 9/01/34 ...................................     2,049,219      2,057,696
  FNMA, 4.65%, 1/01/33 ..............................................        76,042         75,794
  FNMA, 4.651%, 7/01/34 .............................................     3,916,376      3,860,626
  FNMA, 4.827%, 3/01/33 .............................................     4,150,604      4,102,600
  FNMA, 4.84%, 9/01/32 ..............................................       103,853        103,687
  FNMA, 4.854%, 10/01/33 ............................................       668,717        662,917
  FNMA, 4.912%, 11/01/32 ............................................     6,006,566      5,938,725
                                                                                       -----------
                                                                                        68,525,986
                                                                                       -----------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 10.4%
  FNMA 15 Year, 4.50%, 12/01/18 - 2/01/19 ...........................       898,295        857,432
  FNMA 15 Year, 5.00%, 2/01/18 - 5/01/18 ............................     4,886,847      4,769,232
b FNMA 15 Year, 5.50%, 5/01/14 ......................................     7,000,000      6,947,500
  FNMA 15 Year, 5.50%, 3/01/16 - 11/01/17 ...........................     5,361,481      5,329,254
  FNMA 15 Year, 6.00%, 4/01/16 - 5/01/17 ............................     4,720,762      4,784,519
  FNMA 15 Year, 6.50%, 12/01/08 - 10/01/16 ..........................     1,613,786      1,639,022

                                                          Semiannual Report | 55

Franklin Investors Securities Trust

--------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL
FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                 AMOUNT          VALUE
--------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MORTGAGE-BACKED SECURITIES (CONTINUED)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE (CONTINUED)
FNMA 15 Year, 7.00%, 7/01/12 - 7/01/14 ............................    $    781,840    $   804,125
FNMA 15 Year, 7.50%, 12/01/14 - 1/01/15 ...........................         311,782        326,065
FNMA 30 Year, 9.00%, 1/01/17 - 12/01/20 ...........................         486,693        514,280
FNMA 30 Year, 9.50%, 7/01/16 - 6/01/22 ............................         544,804        593,108
                                                                                       -----------
                                                                                        26,564,537
                                                                                       -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 3.8%
GNMA I SF 15 Year, 6.50%, 10/15/13 - 7/15/14 ......................       1,175,051      1,205,074
GNMA I SF 15 Year, 7.50%, 10/15/14 - 12/15/14 .....................         339,687        355,725
GNMA I SF 30 Year, 5.50%, 4/15/33 - 5/15/33 .......................       1,275,456      1,253,011
GNMA I SF 30 Year, 6.00%, 3/15/33 .................................         334,409        335,956
GNMA I SF 30 Year, 7.50%, 9/15/06 - 1/15/17 .......................         769,468        780,031
GNMA I SF 30 Year, 8.00%, 11/15/16 - 1/15/17 ......................         166,997        176,567
GNMA I SF 30 Year, 8.50%, 7/15/08 - 1/15/17 .......................         177,794        185,911
GNMA I SF 30 Year, 9.00%, 6/15/16 - 9/15/17 .......................         774,335        832,487
GNMA II SF 30 Year, 5.00%, 9/20/33 ................................       3,424,005      3,267,547
GNMA II SF 30 Year, 7.50%, 10/20/29 - 10/20/31 ....................       1,028,534      1,071,108
GNMA II SF 30 Year, 9.00%, 6/20/16 - 11/20/16 .....................         136,215        145,902
GNMA II SF 30 Year, 9.50%, 6/20/16 ................................          80,347         87,230
                                                                                       -----------
                                                                                         9,696,549
                                                                                       -----------
TOTAL MORTGAGE-BACKED SECURITIES (COST $113,097,989) ..............                    111,239,338
                                                                                       -----------
U.S. GOVERNMENT AND AGENCY SECURITIES 53.8%
FHLB, 4.625%, 11/21/08 ............................................      12,000,000     11,852,375
FHLMC, 2.875%, 5/17/07 ............................................       5,000,000      4,885,685
FNMA,
   3.00%, 8/17/07 .................................................      11,000,000     10,708,555
   3.125%, 12/15/07 ...............................................       9,000,000      8,722,584
   4.125%, 5/15/10 ................................................      17,000,000     16,336,915
   4.25%, 9/15/07 - 5/15/09 .......................................       8,000,000      7,821,079
   5.375%, 11/15/11 ...............................................       1,300,000      1,306,080
   7.25%, 1/15/10 .................................................       3,000,000      3,206,952
U.S. Treasury Note,
   3.00%, 2/15/08 .................................................      16,500,000     15,977,297
   3.125%, 4/15/09 ................................................      21,000,000     20,001,680
   3.375%, 11/15/08 - 9/15/09 .....................................      25,500,000     24,544,483
   4.00%, 3/15/10 - 4/15/10 .......................................       6,500,000      6,296,392
   6.50%, 2/15/10 .................................................       5,000,000      5,274,220
                                                                                       -----------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $140,706,904) ...                    136,934,297
                                                                                       -----------
TOTAL LONG TERM INVESTMENTS (COST $253,804,893) ...................                    248,173,635
                                                                                       -----------


56 | Semiannual Report

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------
  FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                 SHARES          VALUE
------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENT (COST $6,744,281) 2.7%
  MONEY MARKET FUND 2.7%
c Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.50%     6,744,281    $   6,744,281
                                                                                        -------------
  TOTAL INVESTMENTS (COST $260,549,174) 100.2% ........................                   254,917,916
  OTHER ASSETS, LESS LIABILITIES (0.2)% ...............................                      (537,123)
                                                                                        -------------
  NET ASSETS 100.0% ...................................................                 $ 254,380,793
                                                                                        =============

See Selected Portfolio Abbreviations on page 64.

a The coupon rate shown represents the rate at period end.

b See Note 1(d) regarding securities purchased on a to-be-announced basis.

c See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                     Semiannual Report | See notes to financial statements. | 57

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN REAL RETURN FUND

                                                       --------------------------------
                                                       SIX MONTHS ENDED      YEAR ENDED
                                                        APRIL 30, 2006      OCTOBER 31,
CLASS A                                                   (UNAUDITED)          2005 f
                                                       --------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............           $ 9.94             $10.00
                                                       --------------------------------
Income from investment operations:

 Net investment income a ........................             0.13               0.31

 Net realized and unrealized gains (losses) .....             0.25               0.04
                                                       --------------------------------
Total from investment operations ................             0.38               0.35
                                                       --------------------------------
Less distributions from:

 Net investment income ..........................            (0.17)             (0.40)

 Tax return of capital ..........................               --              (0.01)
                                                       --------------------------------
Total distributions .............................            (0.17)             (0.41)
                                                       --------------------------------
Redemption fees .................................               -- c               -- c
                                                       --------------------------------
Net asset value, end of period ..................           $10.15             $ 9.94
                                                       ================================
Total return b ..................................            3.85%              3.53%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............            $26,435            $23,753

Ratios to average net assets:

 Expenses .......................................             1.12% d            1.63% d

 Expenses net of waiver and payments by affiliate             0.90% d,e          0.90% d,e

 Net investment income ..........................             2.39% d            3.29% d

Portfolio turnover rate .........................             2.78%              8.86%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f For the period November 17, 2004 (commencement of operations) to October 31, 2005.


58 | See notes to financial statements. | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN REAL RETURN FUND

                                                       --------------------------------
                                                       SIX MONTHS ENDED      YEAR ENDED
                                                        APRIL 30, 2006      OCTOBER 31,
ADVISOR CLASS                                            (UNAUDITED)          2005 f
                                                       --------------------------------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the period)

Net asset value, beginning of period ............           $ 9.95             $10.00
                                                       --------------------------------
Income from investment operations:

 Net investment income a ........................             0.09               0.36

 Net realized and unrealized gains (losses) .....             0.30               0.02
                                                       --------------------------------
Total from investment operations ................             0.39               0.38
                                                       --------------------------------
Less distributions from:

 Net investment income a ........................            (0.18)             (0.42)

 Tax return of capital ..........................               --              (0.01)
                                                       --------------------------------
Total distributions .............................            (0.18)             (0.43)
                                                       --------------------------------
Redemption fees .................................               -- c               -- c
                                                       --------------------------------
Net asset value, end of period ..................           $10.16             $ 9.95
                                                       ================================

Total return b ..................................             3.97%              3.81%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............           $13,062            $  496

Ratios to average net assets:

 Expenses .......................................              0.87% d           1.38% d

 Expenses net of waiver and payments by affiliate              0.65% d,e         0.65% d,e

 Net investment income ..........................              2.64% d           3.54% d

Portfolio turnover rate .........................              2.78%              8.86%

a Based on average daily shares outstanding.

b Total return is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f For the period November 17, 2004 (commencement of operations) to October 31, 2005.


                     Semiannual Report | See notes to financial statements. | 59

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------------------------------
  FRANKLIN REAL RETURN FUND                                           COUNTRY      SHARES        VALUE
--------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 93.2%
  COMMON STOCKS 11.8%
  ENERGY MINERALS 2.4%
  Chesapeake Energy Corp. .....................................    United States     4,200    $  133,056
  Devon Energy Corp. ..........................................    United States     2,500       150,275
  Exxon Mobil Corp. ...........................................    United States     1,500        94,620
a Newfield Exploration Co. ....................................    United States     4,600       205,160
  Occidental Petroleum Corp. ..................................    United States     1,700       174,658
  Peabody Energy Corp. ........................................    United States     2,800       178,808
                                                                                              ----------
                                                                                                 936,577
                                                                                              ----------
  INDUSTRIAL SERVICES 2.1%
  ENSCO International Inc. ....................................    United States     2,000       106,980
a Nabors Industries Ltd. ......................................       Bermuda        3,100       115,723
  Noble Corp. .................................................    United States     1,600       126,304
  Schlumberger Ltd. ...........................................    United States     3,300       228,162
a Weatherford International Ltd. ..............................       Bermuda        4,450       235,538
                                                                                              ----------
                                                                                                 812,707
                                                                                              ----------
  NON-ENERGY MINERALS 1.6%
  Alcoa Inc. ..................................................    United States     2,800        94,584
  Barrick Gold Corp. ..........................................       Canada         3,600       109,728
  Freeport-McMoRan Copper & Gold Inc., B ......................    United States     2,300       148,534
  Phelps Dodge Corp. ..........................................    United States     1,900       163,761
  United States Steel Corp. ...................................    United States     1,500       102,750
                                                                                              ----------
                                                                                                 619,357
                                                                                              ----------
  PROCESS INDUSTRIES 0.3%
  The Dow Chemical Co. ........................................    United States     3,400       138,074
                                                                                              ----------
  REAL ESTATE INVESTMENT TRUSTS 5.4%
  AvalonBay Communities Inc. ..................................    United States     2,300       247,710
  Boston Properties Inc. ......................................    United States     2,700       238,329
  Kimco Realty Corp. ..........................................    United States     6,400       237,632
  LaSalle Hotel Properties ....................................    United States     5,400       236,142
  ProLogis ....................................................    United States     5,989       300,768
  Public Storage Inc. .........................................    United States     3,000       230,640
  Regency Centers Corp. .......................................    United States     3,300       208,197
  Simon Property Group Inc. ...................................    United States     2,600       212,888
  Vornado Realty Trust ........................................    United States     2,400       229,536
                                                                                              ----------
                                                                                               2,141,842
                                                                                              ----------
  TOTAL COMMON STOCKS (COST $3,342,822) .......................                                4,648,557
                                                                                              ----------


                                                                ------------------
                                                                PRINCIPAL AMOUNT b
                                                                ------------------
  CORPORATE BONDS 2.6%
  COMMERCIAL SERVICES 0.2%
  Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 .......    United States    50,000        55,313
                                                                                              ----------
  COMMUNICATIONS 0.4%
c Intelsat Bermuda Ltd., senior note, FRN, 9.614%, 1/15/12 ....       Bermuda       50,000        51,000
c Qwest Communications International Inc., senior note, 7.50%,
    2/15/14 ...................................................    United States    50,000        50,625


60 | Semiannual Report

Franklin Investors Securities Trust

----------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL
    FRANKLIN REAL RETURN FUND                                             COUNTRY         AMOUNT b     VALUE
----------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS (CONTINUED)
    COMMUNICATIONS (CONTINUED)
  c Rogers Wireless Communications Inc., senior secured note, FRN,
     8.035%, 12/15/10 ..............................................       Canada           50,000    $   51,750
                                                                                                      ----------
                                                                                                         153,375
                                                                                                      ----------
    CONSUMER DURABLES 0.1%
    General Motors Acceptance Corp., 6.875%, 9/15/11 ...............    United States       50,000        46,891
                                                                                                      ----------
    CONSUMER NON-DURABLES 0.3%
    Smithfield Foods Inc., senior note, 8.00%, 10/15/09 ............    United States       50,000        51,500
    Spectrum Brands Inc., senior sub. note, 7.375%, 2/01/15 ........    United States       50,000        42,250
                                                                                                      ----------
                                                                                                          93,750
                                                                                                      ----------
    CONSUMER SERVICES 0.5%
    CSC Holdings Inc., senior note, B, 7.625%, 4/01/11 .............    United States       50,000        51,125
    Liberty Media Corp., senior note, 5.70%, 5/15/13 ...............    United States       50,000        46,778
    LIN Television Corp., senior sub. note, 6.50%, 5/15/13 .........    United States       50,000        46,500
    MGM MIRAGE Inc., senior note, 6.625%, 7/15/15 ..................    United States       50,000        48,687
                                                                                                      ----------
                                                                                                         193,090
                                                                                                      ----------
    ELECTRONIC TECHNOLOGY 0.1%
  d Solectron Global Finance Ltd., senior sub. note, 144A,
     8.00%, 3/15/16 ................................................    United States       50,000        50,875
                                                                                                      ----------
    ENERGY MINERALS 0.1%
    Chesapeake Energy Corp., senior note, 6.25%, 1/15/18 ...........    United States       50,000        47,625
                                                                                                      ----------
    HEALTH SERVICES 0.1%
    Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 .......       Germany          50,000        51,250
                                                                                                      ----------
    INDUSTRIAL SERVICES 0.1%
    Allied Waste North America Inc., senior secured note, B,
     5.75%, 2/15/11 ................................................    United States       50,000        48,000
                                                                                                      ----------
    NON-ENERGY MINERALS 0.1%
c,d Novelis Inc., senior note, 144A, 7.75%, 2/15/15 ................       Canada           50,000        48,750
                                                                                                      ----------
    PROCESS INDUSTRIES 0.3%
    Abitibi-Consolidated Co. of Canada, senior note, 8.375%, 4/01/15       Canada           50,000        50,750
    BCP Crystal Holdings Corp., senior sub. note, 9.625%, 6/15/14 ..    United States       40,000        44,200
                                                                                                      ----------
                                                                                                          94,950
                                                                                                      ----------
    PRODUCER MANUFACTURING 0.1%
    Case New Holland Inc., senior note, 9.25%, 8/01/11 .............    United States       50,000        53,375
                                                                                                      ----------
    REAL ESTATE INVESTMENT TRUSTS 0.1%
    Host Marriott LP, senior note, 9.25%, 10/01/07 .................    United States       50,000        52,250
                                                                                                      ----------
    UTILITIES 0.1%
    TXU Corp., senior note, 5.55%, 11/15/14 ........................    United States       50,000        46,714
                                                                                                      ----------
    TOTAL CORPORATE BONDS (COST $1,057,720) ........................                                   1,036,208
                                                                                                      ----------
    U.S. GOVERNMENT SECURITIES 67.1%
  e U.S. Treasury Inflation-Indexed Bonds,
       3.50%, 1/15/11 ..............................................    United States      570,790       604,636
       2.00%, 7/15/14 ..............................................    United States    1,054,060     1,027,585


                                                          Semiannual Report | 61

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------
  FRANKLIN REAL RETURN FUND                                 COUNTRY         PRINCIPAL AMOUNT b       VALUE
------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  U.S. GOVERNMENT SECURITIES (CONTINUED)
e U.S. Treasury Inflation-Indexed Notes,
     3.375%, 1/15/07 .................................    United States          3,260,530       $ 3,300,015
     3.625%, 1/15/08 .................................    United States          2,090,728         2,154,675
     3.875%, 1/15/09 .................................    United States          2,665,300         2,798,568
     4.25%, 1/15/10 ..................................    United States            708,564           763,091
     0.875%, 4/15/10 .................................    United States          6,921,948         6,585,050
     3.00%, 7/15/12 ..................................    United States          2,210,080         2,304,269
     1.875%, 7/15/13 .................................    United States          2,271,759         2,207,689
     2.00%, 1/15/14 ..................................    United States          3,871,044         3,778,654
     1.625%, 1/15/15 .................................    United States          1,040,540           981,075
                                                                                                 -----------
  TOTAL U.S. GOVERNMENT SECURITIES (COST $ 27,091,184)                                            26,505,307
                                                                                                 -----------
  FOREIGN GOVERNMENT AND AGENCY SECURITIES 11.7%
  Government of Korea, 3.75%, 9/10/07 ................     South Korea         625,000,000 KRW       654,137
  Government of Norway, 6.75%, 1/15/07 ...............       Norway              1,965,000 NOK       327,041
  Government of Singapore,
     1.75%, 2/01/07 ..................................      Singapore            2,900,000 SGD     1,818,130
     4.00%, 3/01/07 ..................................      Singapore              275,000 SGD       175,470
  Government of Sweden,
     8.00%, 8/15/07 ..................................       Sweden              8,145,000 SEK     1,180,185
    f Strip, 9/20/06 .................................       Sweden              1,850,000 SEK       249,032
  Government of Thailand, 8.00%, 12/08/06 ............      Thailand             2,050,000 THB        55,581
  New South Wales Treasury Corp., 6.50%, 5/01/06 .....      Australia              220,000 AUD       167,160
                                                                                                 -----------
  TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
   (COST $4,446,670) .................................                                             4,626,736
                                                                                                 -----------
  TOTAL LONG TERM INVESTMENTS (COST $35,938,396) .....                                            36,816,808
                                                                                                 -----------
  SHORT TERM INVESTMENTS 5.0%
  GOVERNMENT BONDS 3.8%
f Canada Treasury Bill,
     12/28/06 ........................................       Canada           750,000  CAD           652,062
     4/19/07 .........................................       Canada           225,000  CAD           193,023
f Norwegian Treasury Bill, Strip, 3/21/07 ............       Norway           510,000  NOK            80,494
f Thailand Treasury Bill, 1/18/07 ....................      Thailand       22,000,000  THB           565,454
                                                                                                 -----------
  TOTAL GOVERNMENT BONDS (COST $1,443,084) ...........                                             1,491,033
                                                                                                 -----------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
   (COST $37,381,480) ................................                                            38,307,841
                                                                                                 -----------


62 | Semiannual Report

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL
  FRANKLIN REAL RETURN FUND                                                  COUNTRY      AMOUNT b      VALUE
-----------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  REPURCHASE AGREEMENT (COST $485,927) 1.2%
g Joint Repurchase Agreement, 4.722%, 5/01/06
   (Maturity Value $486,118) .........................................    United States    485,927    $   485,927
     ABN AMRO Bank, N.V., New York Branch (Maturity Value $44,922)
     Banc of America Securities LLC (Maturity Value $44,922)
     Barclays Capital Inc. (Maturity Value $44,922)
     Bear, Stearns & Co. Inc. (Maturity Value $44,922)
     BNP Paribas Securities Corp. (Maturity Value $44,922)
     Deutsche Bank Securities Inc. (Maturity Value $44,922)
     Greenwich Capital Markets Inc. (Maturity Value $44,922)
     Lehman Brothers Inc. (Maturity Value $36,898)
     Merrill Lynch Government Securities Inc. (Maturity Value $44,922)
     Morgan Stanley & Co. Inc. (Maturity Value $44,922)
     UBS Securities LLC (Maturity Value $44,922)
      Collateralized by U.S. Government Agency Securities,
        2.375 - 7.125%, 6/15/06 - 3/15/11;
      f U.S. Government Agency Discount Notes, 7/12/06; and
        U.S. Treasury Notes, 2.00 - 7.00%, 5/15/06 - 7/15/09
                                                                                                      -----------
  TOTAL INVESTMENTS (COST $37,867,407) 98.2% .........................                                 38,793,768
  OTHER ASSETS, LESS LIABILITIES 1.8% ................................                                    703,152
                                                                                                      -----------
  NET ASSETS 100.0% ..................................................                                $39,496,920
                                                                                                      ===========

See Currency and Selected Portfolio Abbreviations on page 64.

a Non-income producing.

b The principal amount is stated in U.S. dollars unless otherwise indicated.

c The coupon rate shown represents the rate at period end.

d Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2006 the aggregate value of these securities was $99,625, representing 0.25% of net assets.

e Principal amount of security is adjusted for inflation. See Note 1(h).

f The security is traded on a discount basis with no stated coupon rate.

g See Note 1(c) regarding joint repurchase agreement.


                     Semiannual Report | See notes to financial statements. | 63

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2006 (UNAUDITED)

CURRENCY ABBREVIATIONS:

AUD - Australian Dollar
CAD - Canadian Dollar
KRW - South Korean Won
NOK - Norwegian Krone
SEK - Swedish Krona
SGD - Singapore Dollar
THB - Thai Baht

SELECTED PORTFOLIO ABBREVIATIONS

ADR   - American Depository Receipt
FHLB  - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Note
GNMA  - Government National Mortgage Association
SF    - Single Family

64 | See notes to financial statements. | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2006 (unaudited)

                                                -------------------------------------------------------------------------
                                                                                         FRANKLIN
                                                   FRANKLIN                          LIMITED MATURITY         FRANKLIN
                                                 CONVERTIBLE        FRANKLIN EQUITY   U.S. GOVERNMENT       REAL RETURN
                                                SECURITIES FUND       INCOME FUND     SECURITIES FUND            FUND
                                                -------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .............      $ 789,484,432       $ 770,339,413      $ 253,804,893       $  37,381,480
  Cost - Sweep Money Fund (Note 7) ........         46,847,866           3,587,895          6,744,281                  --
  Cost - Repurchase agreements ............         13,543,931                  --                 --             485,927
                                                -------------------------------------------------------------------------
  Total cost of investments ...............      $ 849,876,229       $ 773,927,308      $ 260,549,174       $  37,867,407
                                                =========================================================================
  Value - Unaffiliated issuers ............      $ 870,894,445       $ 916,887,736      $ 248,173,635       $  38,307,841
  Value - Sweep Money Fund (Note 7) .......         46,847,866           3,587,895          6,744,281                  --
  Value - Repurchase agreements ...........         13,543,931                  --                 --             485,927
                                                -------------------------------------------------------------------------
  Total value of investments ..............        931,286,242         920,475,631        254,917,916          38,793,768
 Foreign cash, at value (Cost $504,272) ...                 --                  --                 --             513,456
 Receivables:
  Investment securities sold ..............                 --           1,507,119          5,709,037                  --
  Capital shares sold .....................          3,659,071           2,884,391            186,976             789,137
  Dividends and interest ..................          4,861,965           1,661,500          2,047,470             273,210
                                                -------------------------------------------------------------------------
        Total assets ......................        939,807,278         926,528,641        262,861,399          40,369,571
                                                -------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .........          1,228,229           2,771,188          6,945,313             517,408
  Capital shares redeemed .................          1,465,865           3,000,326          1,110,948             249,724
  Affiliates ..............................            740,556             769,716            160,549              21,718
 Distributions to shareholders ............                 --                  --            182,874              63,924
 Accrued expenses and other liabilities ...             91,927             251,658             80,922              19,877
                                                -------------------------------------------------------------------------
        Total liabilities .................          3,526,577           6,792,888          8,480,606             872,651
                                                -------------------------------------------------------------------------
          Net assets, at value ............      $ 936,280,701       $ 919,735,753      $ 254,380,793       $  39,496,920
                                                =========================================================================
Net assets consist of:
 Paid-in capital ..........................      $ 819,795,462       $ 724,100,213      $ 273,409,590       $  38,915,008
 Undistributed net investment income
   (distributions in excess of net
   investment income) .....................        (13,242,654)             24,993           (309,798)           (334,819)
 Net unrealized appreciation (depreciation)         81,410,013         146,548,323         (5,631,258)            939,097
 Accumulated net realized gain (loss) .....         48,317,880          49,062,224        (13,087,741)            (22,366)
                                                -------------------------------------------------------------------------
          Net assets, at value ............      $ 936,280,701       $ 919,735,753      $ 254,380,793       $  39,496,920
                                                =========================================================================


                     Semiannual Report | See notes to financial statements. | 65

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2006 (unaudited)

                                                            -----------------------------------------------------------------------
                                                                                                     FRANKLIN
                                                               FRANKLIN                           LIMITED MATURITY       FRANKLIN
                                                             CONVERTIBLE       FRANKLIN EQUITY     U.S. GOVERNMENT      REAL RETURN
                                                            SECURITIES FUND      INCOME FUND       SECURITIES FUND         FUND
                                                            -----------------------------------------------------------------------
CLASS A:
 Net assets, at value .................................       $677,990,530       $671,196,392       $232,838,783        $26,435,275
                                                            =======================================================================
 Shares outstanding ...................................         40,212,371         31,182,383         23,713,978          2,604,282
                                                            =======================================================================
 Net asset value per share a ..........................             $16.86             $21.52              $9.82             $10.15
                                                            =======================================================================
 Maximum offering price per share (net asset value
  per share / 94.25%, 94.25%, 97.75% and 95.75%,
  respectively) .......................................             $17.89             $22.83             $10.05             $10.60
                                                            =======================================================================
CLASS B:
 Net assets, at value .................................                 --        $53,152,777                 --                 --
                                                            =======================================================================
 Shares outstanding ...................................                 --          2,480,555                 --                 --
                                                            =======================================================================
 Net asset value and maximum offering price per share a                 --             $21.43                 --                 --
                                                            =======================================================================
CLASS C:
 Net assets, at value .................................       $258,290,171       $173,894,459                 --                 --
                                                            =======================================================================
 Shares outstanding ...................................         15,452,683          8,111,675                 --                 --
                                                            =======================================================================
 Net asset value and maximum offering price per share a             $16.71             $21.44                 --                 --
                                                            =======================================================================
CLASS R:
 Net assets, at value .................................                 --        $21,492,125                 --                 --
                                                            =======================================================================
 Shares outstanding ...................................                 --            997,900                 --                 --
                                                            =======================================================================
 Net asset value and maximum offering price per share a                 --             $21.54                 --                 --
                                                            =======================================================================
ADVISOR CLASS:
 Net assets, at value .................................                 --                 --        $21,542,010        $13,061,645
                                                            =======================================================================
 Shares outstanding ...................................                 --                 --          2,196,305          1,285,747
                                                            =======================================================================
 Net asset value and maximum offering price per share a                 --                 --              $9.81             $10.16
                                                            =======================================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


66 | See notes to financial statements. | Semiannual Report

Franklin Investors Securities Trust

STATEMENTS OF OPERATIONS
for the six months ended April 30, 2006 (unaudited)

                                                               -------------------------------------------------------------------
                                                                                                     FRANKLIN
                                                                  FRANKLIN           FRANKLIN     LIMITED MATURITY       FRANKLIN
                                                                 CONVERTIBLE          EQUITY       U.S. GOVERNMENT     REAL RETURN
                                                               SECURITIES FUND     INCOME FUND     SECURITIES FUND        FUND
                                                               -------------------------------------------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers .....................................      $ 9,028,720       $13,819,541      $        --       $  236,436
  Sweep Money Fund (Note 7) ................................          564,955           302,784           75,451               --
 Interest ..................................................        3,788,100             3,507        5,619,287          312,584
                                                               -------------------------------------------------------------------
        Total investment income ............................       13,381,775        14,125,832        5,694,738          549,020
                                                               -------------------------------------------------------------------
Expenses:
 Management fees (Note 3a) .................................        2,044,407         2,160,947          726,528           70,700
 Administrative fees (Note 3b) .............................               --                --               --           33,271
 Distribution fees: (Note 3c)
  Class A ..................................................          768,500           824,202          125,015           32,586
  Class B ..................................................               --           267,881               --               --
  Class C ..................................................        1,186,027           862,302               --               --
  Class R ..................................................               --            52,686               --               --
 Transfer agent fees (Note 3e) .............................          398,120           774,231          210,085            8,619
 Custodian fees (Note 4) ...................................            9,307            10,211            5,891            2,525
 Reports to shareholders ...................................           35,281            46,446           15,971            1,254
 Registration and filing fees ..............................           42,436            47,250           17,753           16,067
 Professional fees .........................................           15,795            17,809           10,621            9,127
 Trustees' fees and expenses ...............................            7,548             9,250            3,521              210
 Amortization of offering costs ............................               --                --               --            2,563
 Other .....................................................            6,999            13,624            6,509            1,268
                                                               -------------------------------------------------------------------
        Total expenses .....................................        4,514,420         5,086,839        1,121,894          178,190
        Expense reductions (Note 4) ........................             (556)           (1,207)              --               (5)
        Expenses waived/paid by affiliates (Note 3f) .......               --                --               --          (37,394)
                                                               -------------------------------------------------------------------
           Net expenses ....................................        4,513,864         5,085,632        1,121,894          140,791
                                                               -------------------------------------------------------------------
              Net investment income ........................        8,867,911         9,040,200        4,572,844          408,229
                                                               -------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..............................................       48,966,727        50,214,731       (1,646,487)         (24,585)
  Foreign currency transactions ............................               --            13,798               --            2,219
  Written options (Note 6) .................................               --           146,749               --               --
                                                               -------------------------------------------------------------------
           Net realized gain (loss) ........................       48,966,727        50,375,278       (1,646,487)         (22,366)
                                                               -------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ..............................................        9,670,192        20,135,662         (356,023)         815,513
  Translation of assets and liabilities denominated in
    foreign currencies .....................................               --                --               --           13,083
                                                               -------------------------------------------------------------------
        Net change in unrealized appreciation (depreciation)        9,670,192        20,135,662         (356,023)         828,596
                                                               -------------------------------------------------------------------
Net realized and unrealized gain (loss) ....................       58,636,919        70,510,940       (2,002,510)         806,230
                                                               -------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ...........................................      $67,504,830       $79,551,140       $2,570,334       $1,214,459
                                                               ===================================================================

                     Semiannual Report | See notes to financial statements. | 67

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                -------------------------------------------------------------------------
                                                FRANKLIN CONVERTIBLE SECURITIES FUND      FRANKLIN EQUITY INCOME FUND
                                                -------------------------------------------------------------------------
                                                SIX MONTHS ENDED                                         SIX MONTHS ENDED
                                                 APRIL 30, 2006       YEAR ENDED      APRIL 30, 2006        YEAR ENDED
                                                  (UNAUDITED)      OCTOBER 31, 2005     (UNAUDITED)      OCTOBER 31, 2005
                                                -------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................    $   8,867,911      $  16,348,572      $   9,040,200      $  20,252,344
  Net realized gain (loss) from investments,
    foreign currency transactions and
    written options ........................       48,966,727         44,278,451         50,375,278         25,891,518
  Net change in unrealized appreciation
    (depreciation) on investments ..........        9,670,192         11,888,056         20,135,662         12,500,251
                                                ----------------------------------------------------------------------
      Net increase (decrease) in net assets
         resulting from operations .........       67,504,830         72,515,079         79,551,140         58,644,113
                                                ----------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ................................      (11,610,960)       (17,577,884)       (10,112,005)       (14,653,929
    Class B ................................               --                 --           (631,139)          (886,843
    Class C ................................       (3,727,669)        (6,045,138)        (2,032,040)        (2,736,099
    Class R ................................               --                 --           (294,858)          (407,897
  Net realized gains:
    Class A ................................      (21,590,256)                --        (14,982,753)                --
    Class B ................................               --                 --         (1,242,474)                --
    Class C ................................       (8,557,998)                --         (3,988,446)                --
    Class R ................................               --                 --           (471,352)                --
                                                ----------------------------------------------------------------------
 Total distributions to shareholders .......      (45,486,883)       (23,623,022)       (33,755,067)       (18,684,768)
                                                ----------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A ................................      110,819,604        135,894,054        (13,873,688)         7,197,135
    Class B ................................               --                 --         (4,427,791)        (3,124,140)
    Class C ................................       32,353,342         37,525,371         (9,508,388)        (6,012,425)
    Class R ................................               --                 --           (185,853)           885,727
                                                ----------------------------------------------------------------------
 Total capital share transactions ..........      143,172,946        173,419,425        (27,995,720)        (1,053,703)
                                                ----------------------------------------------------------------------
 Redemption fees ...........................             (867)             6,147              3,395             11,995
                                                ----------------------------------------------------------------------
        Net increase (decrease) in
          net assets .......................      165,190,026        222,317,629         17,803,748         38,917,637
Net assets:
 Beginning of period .......................      771,090,675        548,773,046        901,932,005        863,014,368
                                                ----------------------------------------------------------------------
 End of period .............................    $ 936,280,701      $ 771,090,675      $ 919,735,753      $ 901,932,005
                                                ======================================================================
Undistributed net investment income
(distributions in excess of net investment
 income) included in net assets:
  End of period ............................    $ (13,242,654)     $  (6,771,936)     $      24,993      $   4,054,835
                                                ======================================================================


68 | See notes to financial statements. | Semiannual Report

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                  ------------------------------------------------------------------------
                                                         FRANKLIN LIMITED MATURITY
                                                       U.S. GOVERNMENT SECURITIES FUND        FRANKLIN REAL RETURN FUND
                                                  ------------------------------------------------------------------------
                                                    SIX MONTHS                           SIX MONTHS
                                                       ENDED                               ENDED
                                                  APRIL 30, 2006        YEAR ENDED     APRIL 30, 2006      YEAR ENDED
                                                    (UNAUDITED)      OCTOBER 31, 2005    (UNAUDITED)   OCTOBER 31, 2005 a
                                                  ------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................     $   4,572,844      $   9,470,976      $    408,229      $    525,834
  Net realized gain (loss) from investments
      and foreign currency transactions .....        (1,646,487)        (1,788,325)          (22,366)          (57,779
  Net change in unrealized appreciation
      (depreciation) on investments and
      translation of assets and liabilities
      denominated in foreign currencies .....          (356,023)        (7,966,855)          828,596           110,501
                                                  --------------------------------------------------------------------
        Net increase (decrease) in net assets
          resulting from operations .........         2,570,334           (284,204)        1,214,459           578,556
                                                  --------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
     Class A ................................        (4,629,481)        (9,715,163)         (438,058)         (725,537)
     Advisor Class ..........................          (415,813)          (868,625)          (93,862)           (8,188)
  Tax return of capital:
     Class A ................................                --                 --                --           (27,290)
     Advisor Class ..........................                --                 --                --              (326)
                                                  --------------------------------------------------------------------
 Total distributions to shareholders ........        (5,045,294)       (10,583,788)         (531,920)         (761,341)
                                                  --------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A .................................       (33,076,585)       (31,348,858)        2,130,592        23,933,118
    Advisor Class ...........................        (4,993,598)         3,450,242        12,435,550           497,264
                                                  --------------------------------------------------------------------
 Total capital share transactions ...........       (38,070,183)       (27,898,616)       14,566,142        24,430,382
                                                  --------------------------------------------------------------------
 Redemption fees ............................             3,588              4,086              (160)              802
                                                  --------------------------------------------------------------------
         Net increase (decrease) in
          net assets ........................       (40,541,555)       (38,762,522)       15,248,521        24,248,399
Net assets:
 Beginning of period ........................       294,922,348        333,684,870        24,248,399                --
                                                  --------------------------------------------------------------------
 End of period ..............................     $ 254,380,793      $ 294,922,348      $ 39,496,920      $ 24,248,399
                                                  ====================================================================
Undistributed net investment income
 (distributions in excess of net investment
 income) included in net assets:
  End of period .............................     $    (309,798)     $     162,652      $   (334,819)     $   (211,128)
                                                  ====================================================================

a For the period November 17, 2004 (commencement of operations) to October 31, 2005.


                     Semiannual Report | See notes to financial statements. | 69

Franklin Investors Securities Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of eight separate series. All funds included in this report (the Funds) are diversified. The financial statements of the remaining funds in the series are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

------------------------------------------------------------------------------------------
                       CLASS A, CLASS B,
 CLASS A & CLASS C     CLASS C & CLASS R              CLASS A & ADVISOR CLASS
------------------------------------------------------------------------------------------
 Franklin Convertible  Franklin Equity Income Fund    Franklin Limited Maturity
   Securities Fund                                     U.S. Government Securities Fund
                                                      Franklin Real Return Fund

Effective November 17, 2004, the Trust began offering shares of the Franklin Real Return Fund.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


70 | Semiannual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                                                          Semiannual Report | 71

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. JOINT REPURCHASE AGREEMENT

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At April 30, 2006, all repurchase agreements held by the Funds had been entered into on April 28, 2006.

D. SECURITIES PURCHASED ON A TBA BASIS

The Funds may purchase securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS

When the Funds purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


72 | Semiannual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. OPTIONS

The Franklin Equity Income Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

G. INCOME TAXES

No provision has been made for U.S. income taxes because each fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.


                                                          Semiannual Report | 73

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

I. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


74 | Semiannual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                        ------------------------------------------------------------------
                                                  FRANKLIN                              FRANKLIN
                                         CONVERTIBLE SECURITIES FUND              EQUITY INCOME FUND
                                        ------------------------------------------------------------------
                                           SHARES          AMOUNT              SHARES           AMOUNT
                                        ------------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2006
 Shares sold ....................         8,873,584     $ 147,231,254         4,590,845      $  96,073,564
 Shares issued in reinvestment of
  distributions .................         1,546,916        25,074,852         1,064,781         22,082,332
 Shares redeemed ................        (3,698,490)      (61,486,502)       (6,310,508)      (132,029,584)
                                        ------------------------------------------------------------------
 Net increase (decrease) ........         6,722,010     $ 110,819,604          (654,882)     $ (13,873,688)
                                        ==================================================================
Year ended October 31, 2005
 Shares sold ....................        15,887,622     $ 256,742,679         7,519,029      $ 154,286,295
 Shares issued in reinvestment of
  distributions .................           766,984        12,455,110           591,062         12,150,863
 Shares redeemed ................        (8,286,090)     (133,303,735)       (7,734,837)      (159,240,023)
                                        ------------------------------------------------------------------
 Net increase (decrease) ........         8,368,516     $ 135,894,054           375,254      $   7,197,135
                                        ------------------------------------------------------------------
CLASS B SHARES:
Six months ended April 30, 2006
 Shares sold ....................                                                57,542      $   1,194,033
 Shares issued in reinvestment of
  distributions .................                                                79,715          1,645,635
 Shares redeemed ................                                              (349,276)        (7,267,459)
                                                                             -----------------------------
 Net increase (decrease) ........                                              (212,019)     $  (4,427,791)
                                                                             =============================
Year ended October 31, 2005

 Shares sold ....................                                               328,812      $   6,695,408
 Shares issued in reinvestment of
  distributions .................                                                37,047            758,596
 Shares redeemed ................                                              (517,294)       (10,578,144)
                                                                             -----------------------------
 Net increase (decrease) ........                                              (151,435)     $  (3,124,140)
                                                                             =============================


                                                          Semiannual Report | 75

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                        ------------------------------------------------------------------
                                                  FRANKLIN                              FRANKLIN
                                         CONVERTIBLE SECURITIES FUND              EQUITY INCOME FUND
                                        ------------------------------------------------------------------
                                           SHARES          AMOUNT              SHARES           AMOUNT
                                        ------------------------------------------------------------------
CLASS C SHARES:
Six months ended April 30, 2006
 Shares sold ........................     2,679,445     $  44,161,917           584,971      $  12,192,473
 Shares issued in reinvestment of
  distributions .....................       538,676         8,663,482           260,089          5,371,970
 Shares redeemed ....................    (1,241,119)      (20,472,057)       (1,299,592)       (27,072,831)
                                        ------------------------------------------------------------------
 Net increase (decrease) ............     1,977,002     $  32,353,342          (454,532)     $  (9,508,388)
                                        ==================================================================
Year ended October 31, 2005
 Shares sold ........................     4,690,766     $  75,251,318         1,510,557      $  30,877,240
 Shares issued in reinvestment of
  distributions .....................       248,698         4,005,664           113,924          2,333,851
 Shares redeemed ....................    (2,612,018)      (41,731,611)       (1,916,944)       (39,223,516)
                                        ------------------------------------------------------------------
 Net increase (decrease) ............     2,327,446     $  37,525,371          (292,463)     $  (6,012,425)
                                        ==================================================================
CLASS R SHARES:
Six months ended April 30, 2006
 Shares sold ........................                                           103,367      $   2,164,949
 Shares issued in reinvestment of
  distributions .....................                                            36,625            760,140
 Shares redeemed ....................                                          (148,361)        (3,110,942)
                                                                             -----------------------------
 Net increase (decrease) ............                                            (8,369)     $    (185,853)
                                                                             =============================
Year ended October 31, 2005
 Shares sold ........................                                           245,537      $   5,039,319
 Shares issued in reinvestment of
  distributions .....................                                            19,533            401,899
 Shares redeemed ....................                                          (221,513)        (4,555,491)
                                                                           -----------------------------
 Net increase (decrease) ............                                            43,557      $     885,727
                                                                             =============================


                                        ------------------------------------------------------------------
                                         FRANKLIN LIMITED MATURITY
                                               U.S. GOVERNMENT                          FRANKLIN
                                               SECURITIES FUND                      REAL RETURN FUND
                                        ------------------------------------------------------------------
                                           SHARES          AMOUNT              SHARES           AMOUNT
                                        ------------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2006
 Shares sold .......................     1,639,487     $  16,199,365           681,960      $   6,823,155
 Shares issued in reinvestment of
  distributions ....................       374,464         3,698,370            29,304            292,748
 Shares redeemed ...................    (5,362,060)      (52,974,320)         (496,139)        (4,985,311)
                                        ------------------------------------------------------------------
 Net increase (decrease) ...........    (3,348,109)    $ (33,076,585)          215,125      $   2,130,592
                                        ==================================================================
Period ended October 31, 2005 a
 Shares sold .......................     5,782,804     $  58,521,356         2,740,840      $  27,452,879
 Shares issued in reinvestment of
  distributions ....................       775,972         7,817,387            47,774            477,629
 Shares redeemed ...................    (9,679,277)      (97,687,601)         (399,457)        (3,997,390)
                                        ------------------------------------------------------------------
 Net increase (decrease) ...........    (3,120,501)    $ (31,348,858)        2,389,157      $  23,933,118
                                        ==================================================================


76 | Semiannual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                        ------------------------------------------------------------------
                                         FRANKLIN LIMITED MATURITY
                                               U.S. GOVERNMENT                          FRANKLIN
                                               SECURITIES FUND                      REAL RETURN FUND
                                        ------------------------------------------------------------------
                                           SHARES          AMOUNT              SHARES           AMOUNT
                                        ------------------------------------------------------------------
ADVISOR CLASS SHARES:
Six months ended April 30, 2006
 Shares sold ....................           166,830     $   1,650,006         1,270,065      $  12,780,181
 Shares issued in reinvestment of
  distributions .................            27,323           269,618               243              2,460
 Shares redeemed ................          (697,525)       (6,913,222)          (34,373)          (347,091)
                                        ------------------------------------------------------------------
 Net increase (decrease) ........          (503,372)    $  (4,993,598)        1,235,935      $  12,435,550
                                        ==================================================================
Period ended October 31, 2005 a
 Shares sold ....................           536,581     $   5,409,575            49,935      $     498,487
 Shares issued in reinvestment of
  distributions .................            66,859           672,558                34                343
 Shares redeemed ................          (260,387)       (2,631,891)             (157)            (1,566)
                                        ------------------------------------------------------------------
 Net increase (decrease) ........           343,053     $   3,450,242            49,812      $     497,264
                                        ==================================================================

a For the period November 17, 2004 (commencement of operations) to October 31, 2005 for the Frankllin Real Return Fund.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

----------------------------------------------------------------------------------------------
SUBSIDIARY                                                            AFFILIATION
----------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                    Investment manager
Franklin Templeton Services, LLC (FT Services)                        Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                  Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)         Transfer agent

A. MANAGEMENT FEES

The Funds, except for the Franklin Real Return Fund, pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
       0.625%            Up to and including $100 million
       0.500%            Over $100 million, up to and including $250 million
       0.450%            In excess of $250 million


                                                          Semiannual Report | 77

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin Real Return fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE    NET ASSETS
--------------------------------------------------------------------------------
        0.425%         Up to and including $500 million
        0.325%         Over $500 million, up to and including $1 billion
        0.280%         Over $1 billion, up to and including $1.5 billion
        0.235%         Over $1.5 billion, up to and including $6.5 billion
        0.215%         Over $6.5 billion, up to and including $11.5 billion
        0.200%         Over $11.5 billion, up to and including $16.5 billion
        0.190%         Over $16.5 billion, up to and including $19 billion
        0.180%         Over $19 billion, up to and including $21.5 billion
        0.170%         In excess of $21.5 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds, except for the Franklin Real Return Fund. The fee is paid by Advisers based on average daily net assets of each of the funds, and is not an additional expense of the funds.

The Franklin Real Return Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the fund.

C. DISTRIBUTION FEES

The Trusts' Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the sale and distribution of the funds' shares up to a certain percentage per year of their average daily net assets as follows:

                   ----------------------------------------------------------
                                                               FRANKLIN
                       FRANKLIN            FRANKLIN        LIMITED MATURITY
                     CONVERTIBLE            EQUITY         U.S. GOVERNMENT
                   SECURITIES FUND       INCOME FUND       SECURITIES FUND
                   ----------------------------------------------------------
Class A .........        0.25%               0.25%                0.10%

Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


78 | Semiannual Report

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

Under the Funds' compensation distribution plans, the funds pay Distributors for costs incurred in connection with the sale and distribution of each fund's shares up to a certain percentage per year of their average daily net assets of each class as follows:

                                    ------------------------------------------
                                       FRANKLIN       FRANKLIN      FRANKLIN
                                      CONVERTIBLE      EQUITY      REAL RETURN
                                    SECURITIES FUND  INCOME FUND       FUND
                                    ------------------------------------------

Class A .................                   --            --          0.25%
Class B .................                   --          1.00%           --
Class C .................                 1.00%         1.00%           --
Class R .................                   --          0.50%           --

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors have advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                               --------------------------------------------------------------------
                                                                      FRANKLIN
                                   FRANKLIN         FRANKLIN      LIMITED MATURITY      FRANKLIN
                                 CONVERTIBLE         EQUITY        U.S. GOVERNMENT     REAL RETURN
                               SECURITIES FUND     INCOME FUND     SECURITIES FUND         FUND
                               --------------------------------------------------------------------
Sales charges received a .         $157,197          $420,246          $ 13,719          $ 16,824
Contingent deferred sales
 charges retained .......          $ 10,279          $ 77,212          $  2,158          $  3,376

a Net of Commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statement of Operations of which the follow- ing amounts were retained by Investor Services:

                               --------------------------------------------------------------------
                                                                      FRANKLIN
                                   FRANKLIN         FRANKLIN      LIMITED MATURITY      FRANKLIN
                                 CONVERTIBLE         EQUITY        U.S. GOVERNMENT     REAL RETURN
                               SECURITIES FUND     INCOME FUND     SECURITIES FUND         FUND
                               --------------------------------------------------------------------
Transfer agent fees .....          $258,904          $510,233          $153,451          $  7,138

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive administrative fees for the Franklin Real Return Fund. Additionally, Advisers agreed in advance to voluntarily waive a portion of management fees, as noted in the Statement of Operations. Total expenses waived by Advisers and FT Services are not subject to reimbursement by the fund subsequent to the fund's fiscal year end.


                                                          Semiannual Report | 79

Franklin Investors Securities Trust

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended April 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At October 31, 2005, the Funds had tax basis capital losses which may be carried over to offset future capital gains, if any. At October 31, 2005, the capital loss carryforwards were as follows:

                                                                    ------------
                                                                      FRANKLIN
                                                                      LIMITED
                                                                      MATURITY
                                                                        U.S.
                                                                     GOVERNMENT
                                                                     SECURITIES
                                                                        FUND
                                                                    ------------
Capital loss carryovers expiring in:
  2007 .......................................................      $     21,004
  2008 .......................................................         2,364,551
  2011 .......................................................         1,752,525
  2012 .......................................................         3,322,647
  2013 .......................................................         3,980,527
                                                                    ------------
                                                                    $ 11,441,254
                                                                    ============

At April 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                              ----------------------------------------------------------------------------
                                                                      FRANKLIN LIMITED
                                   FRANKLIN            FRANKLIN           MATURITY              FRANKLIN
                                 CONVERTIBLE            EQUITY         U.S. GOVERNMENT        REAL RETURN
                               SECURITIES FUND       INCOME FUND       SECURITIES FUND            FUND
                              ----------------------------------------------------------------------------
Cost of investments .......     $  868,325,891      $  774,219,277      $  260,768,198      $   38,186,580
                                ==========================================================================
Unrealized appreciation ...        117,792,206         156,204,340             205,205           1,529,039
Unrealized depreciation ...        (54,831,855)         (9,947,986)         (6,055,487)           (921,851)
                                --------------------------------------------------------------------------
Net unrealized appreciation
 (depreciation) ...........     $   62,960,351      $  146,256,354      $   (5,850,282)     $      607,188
                                ==========================================================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses, bond discounts and premiums and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, paydown losses and bond discounts and premiums.


80 | Semiannual Report

Franklin Investors Securities Trust

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2006, were as follows:

--------------------------------------------------------------------------------


                                                           FRANKLIN LIMITED
                       FRANKLIN            FRANKLIN            MATURITY            FRANKLIN
                      CONVERTIBLE           EQUITY          U.S. GOVERNMENT       REAL RETURN
                    SECURITIES FUND       INCOME FUND       SECURITIES FUND          FUND
                    ---------------------------------------------------------------------------
Purchases .....     $   237,821,749     $   203,246,577     $    56,536,755     $    14,984,720
Sales .........     $   173,637,526     $   232,248,348     $    90,845,333     $       844,005

Transactions in options written during the period ended April 30, 2006, were as follows:

--------------------------------------------------------------------------------
                                                       NUMBER OF      PREMIUMS
FRANKLIN EQUITY INCOME FUND                            CONTRACTS      RECEIVED
--------------------------------------------------------------------------------
Options outstanding at October 31, 2005 ..........         3,079      $ 227,846
Options written ..................................            --             --
Options expired ..................................            --             --
Options exercised ................................            --             --
Options closed ...................................        (3,079)      (227,846)
                                                        -----------------------
Options outstanding at April 30, 2006 ............            --      $      --
                                                        ========================

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Convertible Securities Fund has 23.67% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Franklin Convertible Securities Fund held defaulted securities for which the income has been deemed uncollectible. At April 30, 2006, the aggregate value of these securities was $3,602,500 representing 0.38% of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.


                                                          Semiannual Report | 81

Franklin Investors Securities Trust

9. OTHER CONSIDERATIONS

Directors or employees of Franklin Advisers, Inc., as the Franklin Convertible Securities Fund's Investment Manager may serve as members of various bondholders' steering committees, on credit committees, or may represent the fund in certain corporate negotiations. At April 30, 2006, such individuals serve in one or more of these capacities for Calpine Corp. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Franklin Convertible Securities Fund's Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds in March 2005. The SEC has not yet approved the distribution plans pertaining to the August 2, 2004 SEC Order or the December 13, 2004 SEC Order. However, subsequent to April 30, 2006, the SEC published the IDC's distribution plan pertaining to the December 13, 2004 SEC Order for public comment. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of those orders.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.


82 | Semiannual Report

Franklin Investors Securities Trust

10. REGULATORY MATTERS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


                                                          Semiannual Report | 83

Franklin Investors Securities Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of eight separate funds comprising Franklin Investors Securities Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board,


84 | Semiannual Report

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best-execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interest of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of its Class A shares in comparison with its selected performance universe during 2005 and during the previous ten years ended December 31, 2005, unless otherwise noted. The following summarizes the performance results for each Fund.

FRANKLIN CONVERTIBLE SECURITIES FUND - The Fund's investment performance was shown in comparison with a performance universe consisting of all retail and institutional convertible securities funds as selected by Lipper. Such comparison showed the Fund's income return during 2005 and in each of the previous ten years was in the highest quintile of its performance universe. The Lipper report also showed that the Fund's total return during 2005 and in each of the previous three-, five- and ten-year periods on an annualized basis was in the highest quintile of its performance universe. The Board was satisfied with this performance.


                                                          Semiannual Report | 85

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

FRANKLIN EQUITY INCOME FUND - The Fund's investment performance was shown in comparison with a performance universe consisting of all retail and institutional equity income funds as selected by Lipper. Such comparison showed the Fund's income return during 2005 and in each of the previous ten years was in the highest quintile of its performance universe. The Lipper report also showed that the Fund's total return during 2005 and on an annualized basis during the previous three-year period was in the lowest quintile of its performance universe and was in the middle quintile of such universe for the previous five- and ten-year periods. The Board found such performance satisfactory.

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND - The Fund's investment performance was shown in comparison to a performance universe consisting of all retail and institutional short-intermediate U.S. government funds as selected by Lipper. The Lipper report showed the Fund's income return during 2005 and during each of the previous three-, five- and ten-year periods on an annualized basis was in the second-highest quintile of its performance universe. The Fund's total return placed it in the second-lowest quintile of its performance universe during 2005 and each of the previous three-, five- and ten-year periods on an annualized basis. The Board found such performance satisfactory, noting that the Fund's primary investment objective was to generate income.

FRANKLIN REAL RETURN FUND - The Fund has only been in operation for one full calendar year and its investment performance was shown in comparison to a performance universe consisting of all retail and institutional Treasury inflation-protected securities ("TIPS") funds as selected by Lipper. The Lipper report showed the Fund's income and total return during 2005 to be in the middle and highest quintiles of such performance universe, respectively. The Board was satisfied with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its expense group. The Lipper effective management fee comparison includes within such fee any separate administrative fees, and the Lipper total expenses, for comparative consistency, are shown by Lipper for fund Class A shares. The results of such expense comparisons showed that the effective management fee rate for each of Franklin Convertible Securities Fund and Franklin Equity Income Fund was in the least expensive quintile of their respective Lipper expense groups, and for Franklin Limited Maturity U.S. Government Securities Fund was in the second least expensive quintile of its Lipper expense group, The actual


86 | Semiannual Report

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

total expenses for all these Funds were either in the least expensive or second least expensive quintile of their respective Lipper expense groups. The Board was satisfied with the management fees and total expenses of each of these Funds in comparison to their Lipper expense groups as shown in the Lipper reports. The expenses of the recently formed Franklin Real Return Fund were subsidized through management fee waivers and reimbursements.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which financed up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Funds, as well as each Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.


                                                          Semiannual Report | 87

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The management fee structure, which includes administrative expenses for each of Franklin Convertible Securities Fund, Franklin Equity Income Fund and Franklin Limited Maturity U.S. Government Securities Fund, provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; and 0.45% on assets in excess of $250 million. At December 31, 2005, the assets of Franklin Convertible Securities Fund were approximately $800 million, and Franklin Equity Income Fund were approximately $900 million, and the Board discussed the prospect of adding further fee breakpoints for these two Funds with management. As a result of such discussions, management agreed that the investment management agreements for both Funds would be amended effective April 1, 2006, to add additional breakpoints for assets in excess of $10 billion. In considering such additional breakpoints, the Board took into account management's position that the existing fee structure for these Funds and Franklin Limited Maturity U.S. Government Securities Fund reaches a relatively low rate quickly as these Funds grow and that such low rate, in effect, reflects anticipated economies of scale as assets increase as shown in the favorable effective management fee and expense comparisons for these Funds within their Lipper expense groups. Management also observed and the Board acknowledged that the fact that these Funds, including Franklin Limited Maturity U.S. Government Securities Fund with assets of approximately $275 million at year end, had assets beyond the last current breakpoint level did not mean that they no longer benefit from economies of scale since the continuous growth of assets being charged at the 0.45% breakpoint fee level results in a lower overall effective management fee rate. The Trustees believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for these Funds provides a sharing of benefits with each of these Funds and their shareholders. The Board did not believe the small size of the recently formed Franklin Real Return Fund, whose expenses were subsidized by management, afforded any economies of scale.


88 | Semiannual Report

Franklin Investors Securities Trust

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 89

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Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05
                                               Not part of the semiannual report

   [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN INVESTORS SECURITIES TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FIST1 S2006 06/06




                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                           APRIL 30, 2006
--------------------------------------------------------------------------------

                                                 Franklin Adjustable
                                                 U.S. Government Securities Fund

                                                 Franklin Floating Rate
                                                 Daily Access Fund

                                                 Franklin Low Duration
                                                 Total Return Fund

                                                 Franklin Total Return Fund

--------------------------------------------------------------------------------
        SEMIANNUAL REPORT AND SHAREHOLDER LETTER             INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                        FRANKLIN                     FASTER VIA EMAIL?
                INVESTORS SECURITIES TRUST
                                                     Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com.
                                                     See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE(R)

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER .......................................................     1

SEMIANNUAL REPORT

Economic and Market Overview ............................................      3

Franklin Adjustable U.S. Government Securities Fund .....................      5

Franklin Floating Rate Daily Access Fund ................................     12

Franklin Low Duration Total Return Fund .................................     21

Franklin Total Return Fund ..............................................     28

Financial Highlights and Statements of Investments ......................     38

Financial Statements ....................................................     90

Notes to Financial Statements ...........................................     95

Shareholder Information .................................................    114

--------------------------------------------------------------------------------
Semiannual Report

Economic and Market Overview

The U.S. economy continued to grow during the six months under review. After gross domestic product growth slowed in the fourth quarter of 2005, it rebounded to an estimated 5.3% annualized rate in first quarter 2006. Over the reporting period, nonfarm payroll data, as well as other indexes, showed growing employment. Consumer spending increased 3.4% (not adjusted for inflation) in April 2006 compared with six months earlier, which supported the nation's economic progress. 1

Business spending also rose during the reporting period, contributing to economic growth. Relatively low interest rates allowed many companies easy access to capital, and ample cash also helped some companies to support their spending plans.

Oil prices climbed above $73 a barrel during the period, which was historically high. Prices were elevated partially by concerns about potential supply limitations in the face of expected strong growth in global demand, especially from China and India, and the potential for supply disruptions stemming from geopolitical turmoil in several major oil-producing countries. Although sustained high commodity prices contributed to some inflationary increases, overall pricing pressures in the economy, particularly excluding energy costs, remained subdued. The Personal Consumption Expenditures (PCE) deflator, the Federal Reserve Board's (Fed's) preferred measure of inflation, reported inflation of 2.1% for core prices, and 2.9% overall for the 12 months ended April 30, 2006. 2 A more widely reported inflation index, the core Consumer Price Index (CPI), rose 2.3% for the same period. 3

During the six-month reporting period, the Fed raised the federal funds target rate to 4.75% from 3.75%. In March, at the first Fed meeting conducted by newly appointed Chairman Ben Bernanke, the Fed acknowledged the economy's strength and mentioned it might still raise rates to balance the risks of sustainable economic growth and price stability. The market reacted to the statement by increasing yields (and lowering prices) across intermediate- and longer-term bonds.

1. Source: Bureau of Economic Analysis.

2. Source: Bureau of Economic Analysis. The chain-type price index (or deflator) measures the inflation rate for individual expenditures on goods and services as measured by PCE. The PCE is included in the BEA's report on gross domestic product. The core PCE deflator excludes food and energy costs.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


                                                           Semiannual Report | 3

The 10-year Treasury note yield rose from 4.57% at the beginning of the period to 5.07% on April 30, 2006. The yield on the 30-year Treasury rose from 4.76% to 5.16% during the same period. Short-term interest rates rose more than intermediate- and long-term rates, and the yield curve flattened as the spread between short-term and long-term rates generally narrowed and even inverted at some points along the yield curve.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2006. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


4 | Semiannual Report

Franklin Adjustable
U.S. Government Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Adjustable U.S. Government Securities Fund seeks to provide a high level of current income consistent with lower volatility of principal than a fund that invests in fixed-rate securities by investing at least 80% of its net assets in adjustable-rate U.S. government mortgage securities, which are issued or guaranteed by the U.S. government, its agency or instrumentalities. 1,2

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO BREAKDOWN
Franklin Adjustable U.S. Government Securities Fund
Based on Total Net Assets as of 4/30/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

FNMA ......................................................    56.0%
FHLMC .....................................................    23.0%
GNMA ......................................................    18.9%
Short-Term Investments & Other Net Assets .................     2.1%

--------------------------------------------------------------------------------

This semiannual report for Franklin Adjustable U.S. Government Securities Fund covers the period ended April 30, 2006.

PERFORMANCE SUMMARY

Franklin Adjustable U.S. Government Securities Fund - Class A posted a +1.43% cumulative total return for the six months under review. The Fund underperformed its benchmark, the Lehman Brothers U.S. Government Index: 1-2 Year Component, which posted a +1.59% total return for the same

1. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest.

2. Effective 10/26/05, the Fund no longer seeks to achieve its investment goal by investing all of its assets in shares of the U.S. Government Adjustable Rate Mortgage Portfolio (Portfolio). Rather, the Fund's assets are managed directly in accordance with the Fund's investment goal and strategies. The Fund was the sole shareholder of the Portfolio prior to the change in the master/feeder structure.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 40.


                                                           Semiannual Report | 5

DIVIDEND DISTRIBUTIONS*
Franklin Adjustable U.S. Government Securities Fund
11/1/05-4/30/06

-------------------------------------------------------------------------------
                                         DIVIDEND PER SHARE
                        -------------------------------------------------------
MONTH                         CLASS A                                CLASS C
-------------------------------------------------------------------------------
November                    2.8221 cents                          2.5443 cents
-------------------------------------------------------------------------------
December                    2.8084 cents                          2.5241 cents
-------------------------------------------------------------------------------
January                     3.0338 cents                          2.7409 cents
-------------------------------------------------------------------------------
February                    3.0505 cents                          2.7932 cents
-------------------------------------------------------------------------------
March                       3.0873 cents                          2.7689 cents
-------------------------------------------------------------------------------
April                       2.8888 cents                          2.6353 cents
-------------------------------------------------------------------------------
TOTAL                      17.6909 CENTS                         16.0067 CENTS
-------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

period. 3 You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

INVESTMENT STRATEGY

We employ a conservative strategy as we strive to produce solid performance in a variety of interest rate climates. We tend to invest in seasoned adjustable-rate mortgage (ARM) securities, which tend to prepay at slower rates than newer-production ARMs that have not been through previous refinancing cycles. We choose securities using a value-oriented approach, emphasizing the bonds' economic fundamentals in relation to comparable securities as well as their historical prepayment performance.

MANAGER'S DISCUSSION

During the six months under review, we continued to invest primarily in agency ARM securities. We slightly decreased our allocation to ARMs issued by the Government National Mortgage Association (GNMA or Ginnie Mae) by less than 1%, but we still seek value in that marketplace. Typically, the tighter limits
(caps) on GNMA ARM coupon adjustments tend to result in higher volatility for the securities. Consistent with our strategy in the recent interest rate environment, however, we believed the benefits outweighed the risks and were comfortable with our GNMA ARM positioning of just under 19% of total net assets.

3. Source: Standard & Poor's Micropal. The Lehman Brothers U.S. Government
Index: 1-2 Year Component includes fixed rate securities issued by the U.S. government with remaining maturity of one year up to, but not including, two years. Securities must have at least $250 million par amount outstanding and be rated investment grade. All issues included must be publicly issued, dollar denominated and nonconvertible. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


6 | Semiannual Report

Some ARM fund managers have been investing heavily in new-issue hybrid ARMs, which initially have a fixed rate that converts to adjustable rates. We avoided such issues until they became seasoned and the fixed rate portion of their payment schedules became complete or close to complete. During periods of rising interest rates, new-issue hybrid ARMs tend to have longer durations, or price sensitivity to interest rate changes, than comparable seasoned hybrid ARMs. Most new production ARMs have a fixed coupon for five years.

Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]   /s/ T. Anthony Coffey

                  T. Anthony Coffey, CFA

[PHOTO OMITTED]   /s/ Paul Varunok

                  Paul Varunok

[PHOTO OMITTED]   /s/ Newlin E. Rankin

                  Newlin E. Rankin

                  Portfolio Management Team
                  Franklin Adjustable U.S. Government Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 7

Performance Summary as of 4/30/06

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FISAX)                         CHANGE      4/30/06    10/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.05        $8.88       $8.93
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-4/30/06)
--------------------------------------------------------------------------------
Dividend Income                    $0.176909
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCSCX)                         CHANGE      4/30/06    10/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.04        $8.88       $8.92
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-4/30/06)
--------------------------------------------------------------------------------
Dividend Income                    $0.160067
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------------
CLASS A                                   6-MONTH               1-YEAR     5-YEAR        10-YEAR
------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                  +1.43%               +2.17%    +13.97%        +51.26%
------------------------------------------------------------------------------------------------------
Average Annual Total Return 2              -0.90%               -0.15%     +2.18%         +3.99%
------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                               0.00%     +2.24%         +3.98%
------------------------------------------------------------------------------------------------------
   Distribution Rate 4                             4.15%
------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                     3.35%
------------------------------------------------------------------------------------------------------
CLASS C                                                        6-MONTH     1-YEAR   INCEPTION (7/1/03)
------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                       +1.35%     +1.91%         +3.82%
------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                   +0.36%     +0.92%         +1.33%
------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                                         +0.85%         +1.30%
------------------------------------------------------------------------------------------------------
   Distribution Rate 4                             3.87%
------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                     3.06%
------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


8 | Semiannual Report

ENDNOTES

INTEREST RATE MOVEMENTS, UNSCHEDULED MORTGAGE PREPAYMENTS AND OTHER RISK FACTORS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Class C) per share on 4/30/06.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/06.


                                                           Semiannual Report | 9

Your Fund's Expenses

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


10 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------
                                                BEGINNING ACCOUNT     ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                           VALUE 11/1/05        VALUE 4/30/06       PERIOD* 11/1/05-4/30/06
-------------------------------------------------------------------------------------------------------------------
Actual                                               $1,000             $1,014.30                   $4.44
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000             $1,020.38                   $4.46
-------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------
Actual                                               $1,000             $1,013.50                   $6.34
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000             $1,018.50                   $6.36
-------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.89% and C: 1.27%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          Semiannual Report | 11

Franklin Floating Rate Daily Access Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Floating Rate Daily Access Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in floating interest rate corporate loans and corporate debt securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Floating Rate Daily Access Fund covers the period ended April 30, 2006.

PERFORMANCE OVERVIEW

Franklin Floating Rate Daily Access Fund - Class A posted a +2.95% cumulative total return for the six months under review. The Fund underperformed its benchmark, the Credit Suisse (CS) Leveraged Loan Index, which posted a +3.45% total return for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 16.


--------------------------------------------------------------------------------
WHAT ARE SYNDICATED BANK LOANS?
--------------------------------------------------------------------------------
Syndicated bank loans are typically floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other lenders. A group of lenders provides capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. Borrowing rates are generally pegged to an index, such as LIBOR, the London InterBank Offered Rate.
--------------------------------------------------------------------------------

SYNDICATED BANK LOAN MARKET OVERVIEW

During the six months under review, the Federal Reserve Board (Fed) continued to raise short-term interest rates. The federal funds target rate increased from 3.75% to 4.75%, while the 10-year Treasury yield rose more modestly from 4.57% to 5.07%. With the upward shift in the U.S. Treasury yield curve and the rise in short-term rates, the three-month LIBOR increased from 4.26% to 5.13% and benefited overall yields in the bank loan asset class due to their floating rate nature.

Demand for leveraged loan assets remained strong throughout the period, as new investors and newly formed structured investment vehicles (mostly collateralized loan obligations) entered the market. Consequently, new issuance was at record levels, and activity related to leveraged buyouts and mergers and acquisitions remained robust. Transaction sizes became larger to satisfy market demand.

Largely as a result of strong demand, the market remained issuer-friendly during the period. Deals were either lower in credit quality, had fewer covenants to protect lenders, or helped to finance dividends.

The demand in the new-issue market also triggered a wave of repricings among existing issuers. Many companies refinanced their loans and repriced

1. Source: Credit Suisse. The CS Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 49.


12 | Semiannual Report
them at lower spreads above LIBOR. As a result, loan spreads tightened, with average spreads for a BB-rated institutional new issue at an all-time low at the end of March, and loan valuations reached new highs.

The market's continued optimism for the loan asset class was not only due to a relatively flat yield curve and higher short-term rates, but also positive corporate fundamentals and a favorable credit cycle. Corporate earnings remained solid during the period, with companies maintaining strong balance sheets and adequate liquidity. Institutional loan default rates increased slightly, but remained below historical averages.

INVESTMENT STRATEGY

We use credit analysis to select corporate loan and corporate debt securities that meet our criteria. The Fund invests in a corporate loan or corporate debt security only if the manager judges that the borrower can meet the scheduled payments on the obligations. To help manage the credit risk associated with investing in below-investment-grade securities, we diversify the Fund by investing in hundreds of loans of companies that we have identified as having attractive risk/reward profiles, favorable capital structures, strong asset coverage and dominant market shares. This diversification potentially reduces credit risk by spreading assets across many different industries.

MANAGER'S DISCUSSION

During the period under review, the Fund remained careful in its loan selection process, participating only in new issues that met our stringent investment criteria. We made a significant investment in NRG Energy, which helped to finance the company's acquisition of Texas Genco. The acquisition created one of the U.S.'s leading wholesale power generation companies with one of the largest and most diversified portfolios. We had previously held positions in NRG Energy and Texas Genco and now took a significant position in the newly combined company. The company's large scale of base load assets provides a significant source of stable cash flow, and it has largely contracted out its capacity, locking in cash flows for the next couple of years. In addition, the company's power generation assets have significant value, which offered protection for our loan.

We also invested in Georgia-Pacific, another market leader and one of the world's largest diversified forest products companies. Our loan helped privatize the company, as we provided financing for Koch Forest Products, a subsidiary of Koch Industries, to make the acquisition. Georgia-Pacific has dominant market positions in its business segments, which include packaging, building products, consumer products, and bleached pulp and paper. The company has widely diversified low-cost manufacturing facilities and a product

PORTFOLIO BREAKDOWN
Franklin Floating Rate Daily Access Fund
Based on Total Net Assets as of 4/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

Senior Floating Rate Interests                  95.1%
Common Stocks & Warrants                         0.0%*
Short-Term Investments & Other Net Assets        4.9%

* Rounds to less than 0.1% of net assets.


                                                          Semiannual Report | 13

TOP 10 HOLDINGS
Franklin Floating Rate Daily Access Fund
4/30/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
NRG Energy Inc.                                                             1.9%
 ELECTRIC UTILITIES
--------------------------------------------------------------------------------
Georgia-Pacific Corp.                                                       1.6%
 PULP & PAPER
--------------------------------------------------------------------------------
CSC Holdings Inc. (Cablevision)                                             1.3%
 CABLE & SATELLITE TELEVISION
--------------------------------------------------------------------------------
Adelphia                                                                    1.3%
 CABLE & SATELLITE TELEVISION
--------------------------------------------------------------------------------
Metro-Goldwyn-Mayer Inc.                                                    1.2%
 MOVIES & ENTERTAINMENT
--------------------------------------------------------------------------------
WMG Acquisition Corp. (Warner Music)                                        1.2%
 MOVIES & ENTERTAINMENT
--------------------------------------------------------------------------------
Fidelity National Information
Services Inc.                                                               1.2%
 FINANCIAL CONGLOMERATES
--------------------------------------------------------------------------------
Allied Waste North America Inc.                                             1.1%
 ENVIRONMENTAL SERVICES
--------------------------------------------------------------------------------
Sungard Data Systems Inc.                                                   1.1%
 PACKAGED SOFTWARE
--------------------------------------------------------------------------------
DaVita Inc.                                                                 1.0%
 MEDICAL & NURSING SERVICES
--------------------------------------------------------------------------------

portfolio weighted toward consumer tissue products, which should be relatively recession-resistant.

During the reporting period, we also took a position in Cablevision Systems (CSC Holdings), a large cable operator focused primarily in the New York metropolitan market, which is one of the U.S.'s most attractive markets due to its high population density and the vast number of residents. The company's high-quality cable systems and stable cash flow should provide strong asset coverage and adequate debt service for our loan.

From a sector standpoint, the Fund continued to favor dialysis care providers within the health services sector, since we believed these companies should do well regardless of the economic climate. 2 In March, we initiated a position in Fresenius Medical Care, the largest integrated provider of dialysis services to patients who suffer from chronic kidney failure, which can lead to end-stage renal disease. Fresenius operates a network of approximately 2,000 dialysis clinics in North America, Europe, Latin America, Asia-Pacific and Africa, providing dialysis treatment to about 157,000 patients around the world. The company is a market leader with an experienced management team and strong regional networks. It generates recurring revenues that we believed could remain relatively stable in any economic environment. Our loan helped finance the company's acquisition of Renal Care Group.

Regarding performance during the period, our underweighting in the utilities sector hurt our performance relative to the benchmark, the CS Leveraged Loan Index. 3 The benchmark's utility component was helped by the performance of higher risk loans that provided higher yields -- loans that the Fund generally avoided for credit reasons. Fortunately, the negative impact was partly offset by the Fund's positioning across several sectors. The Fund was underweighted in the transportation sector, which underperformed relative to the benchmark during the period. 4 The utilities and transportation sectors had significantly higher volatility than other sectors, and due to our focus on providing high income and relative share price stability versus the index, we remained underweighted in both sectors.

Overall, we continue to position the portfolio defensively by investing in companies with higher credit quality than those in our benchmark and by exiting investments with what we think have deteriorating credit profiles. These include borrowers that demonstrate either a higher default probability or higher expected loss-given default.

2. The health services sector comprises hospital and nursing management, managed health care, medical and nursing services, and services to the health industry in the SOI.

3. The utilities sector comprises electric utilities in the SOI.

4. The transportation sector comprises airlines, marine shipping and railroads in the SOI.


14 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin Floating Rate Daily Access Fund
11/1/05-4/30/06

----------------------------------------------------------------------------------------------------
                                                  DIVIDEND PER SHARE
                       -----------------------------------------------------------------------------
MONTH                       CLASS A            CLASS B              CLASS C           ADVISOR CLASS
----------------------------------------------------------------------------------------------------
November                  4.1958 cents       3.5596 cents        3.8461 cents          4.3615 cents
----------------------------------------------------------------------------------------------------
December                  4.3349 cents       3.7672 cents        4.0595 cents          4.5713 cents
----------------------------------------------------------------------------------------------------
January                   4.9777 cents       4.3035 cents        4.6366 cents          5.2063 cents
----------------------------------------------------------------------------------------------------
February                  4.4093 cents       3.8359 cents        4.1077 cents          4.6246 cents
----------------------------------------------------------------------------------------------------
March                     4.9175 cents       4.3243 cents        4.6015 cents          5.1439 cents
----------------------------------------------------------------------------------------------------
April                     4.6980 cents       4.1125 cents        4.3963 cents          4.8968 cents
----------------------------------------------------------------------------------------------------
TOTAL                    27.5332 CENTS      23.9030 CENTS       25.6477 CENTS         28.8044 CENTS
----------------------------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]    /s/ Richard S. Hsu

                   Richard S. Hsu, CFA

[PHOTO OMITTED]    /s/ Madeline Lam

                   Madeline Lam

                   Portfolio Management Team
                   Franklin Floating Rate Daily Access Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                          Semiannual Report | 15

Performance Summary as of 4/30/06

FRANKLIN FLOATING RATE DAILY ACCESS FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FAFRX)                                     CHANGE     4/30/06     10/31/05
--------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       +$0.02      $10.13       $10.11
--------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-4/30/06)
--------------------------------------------------------------------------------------------
Dividend Income                              $0.275332
--------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FBFRX)                                     CHANGE     4/30/06     10/31/05
--------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       +$0.02      $10.12       $10.10
--------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-4/30/06)
--------------------------------------------------------------------------------------------
Dividend Income                              $0.239030
--------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FCFRX)                                     CHANGE     4/30/06     10/31/05
--------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       +$0.02      $10.13       $10.11
--------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-4/30/06)
--------------------------------------------------------------------------------------------
Dividend Income                              $0.256477
--------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FDAAX)                               CHANGE     4/30/06     10/31/05
--------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       +$0.02      $10.14       $10.12
--------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-4/30/06)
--------------------------------------------------------------------------------------------
Dividend Income                              $0.288044
--------------------------------------------------------------------------------------------


16 | Semiannual Report

PERFORMANCE

CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------------------
CLASS A                                    6-MONTH                  1-YEAR     3-YEAR       INCEPTION (5/1/01)
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +2.95%                  +5.25%    +15.10%            +24.96%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               +0.66%                  +2.91%     +4.00%             +4.08%
--------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                                  +2.47%     +4.09%             +4.06%
--------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                   5.90%
--------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                           5.68%
--------------------------------------------------------------------------------------------------------------
CLASS B                                    6-MONTH                  1-YEAR     3-YEAR       INCEPTION (5/1/01)
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +2.59%                  +4.50%    +12.57%            +20.72%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               -1.41%                  +0.50%     +3.09%             +3.49%
--------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                                  +0.04%     +3.19%             +3.47%
--------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                   5.28%
--------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                           5.07%
--------------------------------------------------------------------------------------------------------------
CLASS C                                    6-MONTH                  1-YEAR     3-YEAR       INCEPTION (5/1/01)
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +2.76%                  +4.85%    +13.72%            +22.60%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               +1.76%                  +3.85%     +4.38%             +4.16%
--------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                                  +3.39%     +4.46%             +4.14%
--------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                   5.64%
--------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                           5.42%
--------------------------------------------------------------------------------------------------------------
ADVISOR CLASS                              6-MONTH                  1-YEAR     3-YEAR       INCEPTION (5/1/01)
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +3.08%                  +5.52%    +15.98%            +26.64%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               +3.08%                  +5.52%     +5.06%             +4.84%
--------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                                  +5.05%     +5.17%             +4.82%
--------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                   6.28%
--------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                           6.06%
--------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 17

ENDNOTES

INVESTORS SHOULD BE AWARE THAT THE FUND'S SHARE PRICE AND YIELD WILL FLUCTUATE WITH MARKET CONDITIONS. THE FUND SHOULD NOT BE CONSIDERED AN ALTERNATIVE TO MONEY MARKET FUNDS OR CDS. THE FLOATING-RATE LOANS AND DEBT SECURITIES IN WHICH THE FUND INVESTS TEND TO BE RATED BELOW INVESTMENT GRADE. INVESTING IN HIGHER-YIELDING, LOWER-RATED FLOATING-RATE LOANS AND DEBT SECURITIES INVOLVES GREATER RISK OF DEFAULT, WHICH COULD RESULT IN LOSS OF PRINCIPAL -- A RISK THAT MAY BE HEIGHTENED IN A SLOWING ECONOMY. IN ADDITION, THE FUND IS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE LOANS OF ONE BORROWER THAN A DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Classes B, C and Advisor) per share on 4/30/06.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/06.


18 | Semiannual Report

Your Fund's Expenses

FRANKLIN FLOATING RATE DAILY ACCESS FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 19

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.


----------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT   ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                          VALUE 11/1/05      VALUE 4/30/06     PERIOD* 11/1/05-4/30/06
----------------------------------------------------------------------------------------------------------------
Actual                                              $1,000           $1,029.50                 $4.28
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000           $1,020.58                 $4.26
----------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------
Actual                                              $1,000           $1,025.90                 $7.94
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000           $1,016.96                 $7.90
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Actual                                              $1,000           $1,027.60                 $6.23
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000           $1,018.65                 $6.21
----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
Actual                                              $1,000           $1,030.80                 $3.02
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000           $1,021.82                 $3.01
----------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.85%;
B: 1.58%; C: 1.24%; and Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


20 | Semiannual Report

Franklin Low Duration Total Return Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Low Duration Total Return Fund seeks as high a level of current income as is consistent with prudent investing, while seeking preservation of capital. The Fund invests primarily in investment-grade debt securities, including government and corporate debt securities and mortgage- and other asset-backed securities, targeting an estimated average portfolio duration of three years or less.

--------------------------------------------------------------------------------
DURATION IS A MEASURE OF A BOND'S PRICE SENSITIVITY TO INTEREST RATE CHANGES. IN GENERAL, A PORTFOLIO OF SECURITIES WITH A LOWER DURATION CAN BE EXPECTED TO BE LESS SENSITIVE TO INTEREST RATE CHANGES THAN A PORTFOLIO WITH A HIGHER DURATION.
--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin Low Duration Total Return Fund
Based on Total Investments as of 4/30/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government & Agency Securities ......................   36.2%
Mortgage-Backed Securities ...............................   31.1%
Corporate Bonds ..........................................   11.8%
Asset-Backed Securities ..................................    7.6%
Foreign Government Securities ............................    5.6%
Short-Term Investments ...................................    7.7%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Low Duration Total Return Fund's semi-annual report for the period ended April 30, 2006.

PERFORMANCE OVERVIEW

Franklin Low Duration Total Return Fund - Class A posted a +1.48% cumulative total return for the six months under review. The Fund slightly outperformed its benchmark, the Lehman Brothers U.S. Government Index: 1-3 Year Component, which posted a +1.47% total return for the same period. 1

1. Source: Standard & Poor's Micropal. The Lehman Brothers U.S. Government
Index: 1-3 Year Component includes fixed rate securities issued by the U.S. government with remaining maturity of one year up to, but not including, three years. Securities must have at least $250 million par amount outstanding and be rated investment grade. All issues included must be publicly issued, dollar denominated and nonconvertible. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 66.


                                                          Semiannual Report | 21

DIVIDEND DISTRIBUTIONS*
Franklin Low Duration Total Return Fund
Class A
11/1/05-4/30/06

--------------------------------------------------------------------------------
MONTH                                                        DIVIDEND PER SHARE
--------------------------------------------------------------------------------
November                                                           2.7968 cents
--------------------------------------------------------------------------------
December                                                           2.8742 cents
--------------------------------------------------------------------------------
January                                                            3.0557 cents
--------------------------------------------------------------------------------
February                                                           2.7691 cents
--------------------------------------------------------------------------------
March                                                              3.0674 cents
--------------------------------------------------------------------------------
April                                                              2.7515 cents
================================================================================
TOTAL                                                             17.3147 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

You can find more of the Fund's performance data in the Performance Summary beginning on page 24.

INVESTMENT STRATEGY

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. When making investment decisions, we will evaluate business cycles, yield curves, and values between and within markets. Through a low duration portfolio, we seek to position the Fund to be less affected by interest rate changes than a Fund with a higher duration.

MANAGER'S DISCUSSION

During the period under review, we invested in shorter-duration, adjustable rate mortgage-backed securities, which tend to have lower durations than fixed rate mortgage-backed securities, to help reduce the Fund's exposure to interest rate risk. Similarly, we invested some of the Fund's assets in floating rate asset-backed securities, which had lower durations than their fixed rate counterparts.

We remained diligent about executing our investment strategy to uncover value across the entire fixed income opportunity set. We continued to invest in non-U.S. dollar bonds, as our international fixed income team identified value across the globe. We found the often overlooked non-euro European and non-Japan Asian debt attractive because of these markets' strength in trade balances, capital flows, yields and/or growth fundamentals. Through our global research, we can gain insight where little information is readily available.

We closely monitored our corporate assets, as the contraction of yield spreads across the credit spectrum led us to reconsider the compensation we receive for any incremental risk we take within the portfolio. We also continued to invest some of the Fund's assets in agency mortgage-backed securities and debentures, as their historical risk-adjusted returns remained attractive compared with other asset classes.


22 | Semiannual Report

Thank you for your participation in Franklin Low Duration Total Return Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]   /s/ Roger A. Bayston

                  Roger A. Bayston, CFA


[PHOTO OMITTED]   /s/ Kent Burns

                  Kent Burns, CFA


[PHOTO OMITTED]   /s/ Christopher J. Molumphy

                  Christopher J. Molumphy, CFA

                  Portfolio Management Team
                  Franklin Low Duration Total Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 23

Performance Summary as of 4/30/06

FRANKLIN LOW DURATION TOTAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FLDAX)                             CHANGE   4/30/06   10/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               -$0.03     $9.74      $9.77
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-4/30/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.173147
--------------------------------------------------------------------------------

PERFORMANCE 1

CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------
CLASS A                                              6-MONTH      1-YEAR      INCEPTION (11/17/04)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2                             +1.48%      +2.03%            +2.27%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 3                         -0.76%      -0.29%            -0.02%
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                                -0.21%            -0.30%
--------------------------------------------------------------------------------------------------
   Distribution Rate 5                 3.60%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6         3.76%
--------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


24 | Semiannual Report

ENDNOTES

INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S INVESTMENTS IN DERIVATIVES, SUCH AS FINANCIAL FUTURES AND OPTION CONTRACTS, MAY INVOLVE A SMALL INVESTMENT RELATIVE TO THE AMOUNT OF RISK ASSUMED. SOME DERIVATIVES ARE PARTICULARLY SENSITIVE TO CHANGES IN INTEREST RATES. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. DURING PERIODS OF DECLINING INTEREST RATES, PRINCIPAL PREPAYMENTS TEND TO INCREASE AS BORROWERS REFINANCE THEIR MORTGAGES AT LOWER RATES; THEREFORE THE FUND MAY BE FORCED TO REINVEST RETURNED PRINCIPAL AT LOWER INTEREST RATES, REDUCING ITS INCOME. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. The Fund's manager and administrator have agreed in advance to waive all or a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.36%. The manager and administrator may end this arrangement at any time, upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the sum of the past 30 days' daily distributions per share ($0.027515) and the maximum offering price of $9.96 per share on 4/30/06.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/06.


                                                          Semiannual Report | 25

Your Fund's Expenses

FRANKLIN LOW DURATION TOTAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


26 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------------
                                                 BEGINNING ACCOUNT   ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                            VALUE 11/1/05      VALUE 4/30/06     PERIOD* 11/1/05-4/30/06
-----------------------------------------------------------------------------------------------------------------
Actual                                                $1,000           $1,014.80                 $4.50
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000           $1,020.33                 $4.51
-----------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.90%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          Semiannual Report | 27

Franklin Total Return Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Total Return Fund seeks to provide investors with high current income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests at least 85% of its assets in investment-grade debt securities. The Fund focuses on government and corporate debt securities and mortgage- and asset-backed securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Total Return Fund's semiannual report for the period ended April 30, 2006.

PERFORMANCE OVERVIEW

Franklin Total Return Fund - Class A posted a +1.09% cumulative total return for the six months under review. The Fund outperformed its benchmarks, the Lehman Brothers (LB) U.S. Universal Index and LB U.S. Aggregate Index, which posted total returns of +0.98% and +0.56% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 33.

PORTFOLIO BREAKDOWN
Franklin Total Return Fund
Based on Total Investments

-------------------------------------------------------------------------------------
SECTOR                                                      4/30/06        10/31/05
-------------------------------------------------------------------------------------
Mortgage-Backed Securities                                    35.2%           20.1%
-------------------------------------------------------------------------------------
Asset-Backed & Commercial Mortgage-Backed Securities          21.4%           21.0%
-------------------------------------------------------------------------------------
Corporate Bonds                                               16.1%           24.0%
-------------------------------------------------------------------------------------
U.S. Government & Agency Securities                           10.1%           25.7%
-------------------------------------------------------------------------------------
Foreign Government Securities                                  6.4%            7.3%
-------------------------------------------------------------------------------------
Senior Floating Rate                                           3.5%            0.4%
-------------------------------------------------------------------------------------
Credit-Linked Structured Note                                  0.4%            0.5%
-------------------------------------------------------------------------------------
Short-Term Investments                                         6.9%            1.0%
-------------------------------------------------------------------------------------

1. Source: Standard & Poor's Micropal. The LB U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High-Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. It is designed to capture the entire portfolio management choice set of fixed income securities issued in U.S. dollars. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 75.


28 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin Total Return Fund
11/1/05-4/30/06

----------------------------------------------------------------------------------------------
                                          DIVIDEND PER SHARE (CENTS)
                      ------------------------------------------------------------------------
MONTH                    CLASS A     CLASS B     CLASS C        CLASS R        ADVISOR CLASS
----------------------------------------------------------------------------------------------
November                  3.6316      3.3159      3.3147         3.4292            3.8427
----------------------------------------------------------------------------------------------
December                  7.0463      6.7102      6.6948         6.8345            7.2624
----------------------------------------------------------------------------------------------
January                   3.9383      3.5892      3.5959         3.7270            4.1566
----------------------------------------------------------------------------------------------
February                  3.6354      3.3440      3.3308         3.4449            3.8329
----------------------------------------------------------------------------------------------
March                     3.9082      3.5724      3.5694         3.6981            4.1230
----------------------------------------------------------------------------------------------
April                     3.6543      3.3576      3.3451         3.4662            3.8463
----------------------------------------------------------------------------------------------
TOTAL                    25.8141     23.8893     23.8507        24.5999           27.0639
----------------------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

INVESTMENT STRATEGY

We seek to invest in a combination of fixed income securities, predominantly from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. The Fund may also invest up to 15% of its total assets in noninvestment-grade debt securities.

MANAGER'S DISCUSSION

During the six months under review, our commitment to the Fund's investment strategy helped deliver attractive returns. We remained diligent about executing our strategy to uncover value across the entire fixed income opportunity set. Our primary investment management theme, from a risk management perspective, remained consistent. We continued to invest in non-U.S. dollar bonds, as our international fixed income team identified value across the globe. We found the often overlooked non-euro European and non-Japan Asian debt attractive because of these markets' strength in trade balances, capital flows, yields and/or growth fundamentals. Through our global research, we can gain insight where little information is readily available.


                                                          Semiannual Report | 29

In the corporate sector, we looked for value in the bank loan sector, as loans' floating rates provide them with lower interest rate sensitivity than comparable maturity fixed rate securities. Additionally, their status within the corporate credit structure makes them more defensive than some other investments.

During the reporting period, yields of all maturities moved upward. The Federal Reserve Board seemed poised for potential short-term rate increases, causing some sectors in which the Fund invested to outperform. For example, using LB indexes as proxies, the LB Fixed Rate Mortgage-Backed Securities (MBS) Index outperformed the LB U.S. Credit Index by 0.95 percentage points over the three months ended April 30, 2006. 2 In our opinion, as rates move upward, securitized mortgage-related products and floating-rate loans may outperform many other comparable credit quality assets. We believe the lower volatility and strong income characteristics made these securities attractive as a core holding across cycles.

2. Source: Standard & Poor's Micropal. The LB Fixed Rate MBS Index is the MBS Fixed Rate component of the U.S. Aggregate Index and covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. The LB U.S. Credit Index is the U.S. Credit component of the LB U.S. Government/Credit Index, and covers publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, bonds must be SEC-registered. The index includes corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are sovereign, supranational, foreign agency and foreign local government.


30 | Semiannual Report

Thank you for your continued participation in Franklin Total Return Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]    /s/ Roger A. Bayston

                   Roger A. Bayston, CFA


[PHOTO OMITTED]    /s/ Kent Burns

                   Kent Burns, CFA


[PHOTO OMITTED]    /s/ Christopher J. Molumphy

                   Christopher J. Molumphy, CFA


[PHOTO OMITTED]    /s/ David Yuen

                   David Yuen, CFA, FRM

                   Portfolio Management Team
                   Franklin Total Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 31

--------------------------------------------------------------------------------
DAVID YUEN is senior vice president and serves as a portfolio strategist/risk manager in the Franklin Templeton Fixed Income department. He joined the portfolio management team for Franklin Total Return Fund in 2005. Mr. Yuen develops portfolio strategies and investment processes with emphasis on sector allocation and relative value security selection procedures. In addition, he implements and manages the risk management system and the performance attribution procedures.

Prior to joining Franklin Templeton in 2001, Mr. Yuen was senior investment officer for Susquehanna Partners and manager of fixed income trading at Alex Brown, Inc. Mr. Yuen earned a B.S., with honors, in chemistry from the California Institute of Technology in 1981 and an M.B.A., with honors, in finance from the University of California, Los Angeles Graduate School of Management in 1988. Mr. Yuen is a Chartered Financial Analyst (CFA) Charterholder and is a qualified Financial Risk Manager (FRM), as certified by the Global Association of Risk Professionals.
--------------------------------------------------------------------------------


32 | Semiannual Report

Performance Summary as of 4/30/06

FRANKLIN TOTAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------
CLASS A (SYMBOL: FKBAX)                              CHANGE      4/30/06     10/31/05
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.15        $9.76        $9.91
--------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-4/30/06)
--------------------------------------------------------------------------------------
Dividend Income                        $0.258141
--------------------------------------------------------------------------------------
CLASS B (SYMBOL: FBTLX)                              CHANGE      4/30/06     10/31/05
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.15        $9.76        $9.91
--------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-4/30/06)
--------------------------------------------------------------------------------------
Dividend Income                        $0.238893
--------------------------------------------------------------------------------------
CLASS C (SYMBOL: FCTLX)                              CHANGE      4/30/06     10/31/05
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.15        $9.76        $9.91
--------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-4/30/06)
--------------------------------------------------------------------------------------
Dividend Income                        $0.238507
--------------------------------------------------------------------------------------
CLASS R (SYMBOL: FTRRX)                              CHANGE      4/30/06     10/31/05
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.15        $9.76        $9.91
--------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-4/30/06)
--------------------------------------------------------------------------------------
Dividend Income                        $0.245999
--------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FBDAX)                        CHANGE      4/30/06     10/31/05
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.14        $9.78        $9.92
--------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-4/30/06)
--------------------------------------------------------------------------------------
Dividend Income                        $0.270639
--------------------------------------------------------------------------------------


                                                          Semiannual Report | 33

PERFORMANCE 1

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY; ADVISOR CLASS: NO SALES CHARGES. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------------------------
CLASS A                                    6-MONTH                    1-YEAR      5-YEAR       INCEPTION (8/3/98)
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                   +1.09%                    +1.16%     +30.63%             +52.87%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3               -3.21%                    -3.15%      +4.57%              +5.04%
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                                    -2.32%      +4.35%              +5.09%
-----------------------------------------------------------------------------------------------------------------
   Distribution Rate 5                                   4.68%
-----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                           4.25%
-----------------------------------------------------------------------------------------------------------------
CLASS B                                    6-MONTH                    1-YEAR      3-YEAR      INCEPTION (3/1/02)
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                   +0.89%                    +0.76%     +10.15%             +21.91%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3               -3.05%                    -3.10%      +2.36%              +4.46%
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                                    -2.25%      +2.85%              +4.54%
-----------------------------------------------------------------------------------------------------------------
   Distribution Rate 5                                   4.49%
-----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                           4.04%
-----------------------------------------------------------------------------------------------------------------
CLASS C                                    6-MONTH                    1-YEAR      3-YEAR      INCEPTION (3/1/02)
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                   +0.89%                    +0.75%     +10.23%             +22.01%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3               -0.10%                    -0.21%      +3.30%              +4.89%
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                                    +0.77%      +3.79%              +4.99%
-----------------------------------------------------------------------------------------------------------------
   Distribution Rate 5                                   4.47%
-----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                           4.03%
-----------------------------------------------------------------------------------------------------------------
CLASS R                                    6-MONTH                    1-YEAR      3-YEAR      INCEPTION (1/1/02)
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                   +0.96%                    +0.91%     +10.63%             +23.90%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3               -0.02%                    -0.06%      +3.43%              +5.08%
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                                    +0.82%      +3.92%              +5.17%
-----------------------------------------------------------------------------------------------------------------
   Distribution Rate 5                                   4.63%
-----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                           4.19%
-----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS                              6-MONTH                    1-YEAR      5-YEAR      INCEPTION (8/3/98)
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                   +1.31%                    +1.42%     +32.41%             +56.08%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3               +1.31%                    +1.42%      +5.78%              +5.91%
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                                    +2.41%      +5.58%              +5.97%
-----------------------------------------------------------------------------------------------------------------
   Distribution Rate 5                                   5.13%
-----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                           4.69%
-----------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


34 | Semiannual Report

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. INVESTING IN DERIVATIVE SECURITIES SUCH AS FINANCIAL FUTURES AND OPTION CONTRACTS INVOLVES SPECIAL RISKS. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, INCLUDING EMERGING MARKETS, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. The Fund's manager and administrator have agreed in advance to waive all or a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 4.12%, 3.91%, 3.90%, 4.06% and 4.56% for Classes A, B, C, R and Advisor,
respectively. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 4/30/06.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/06.


                                                          Semiannual Report | 35

Your Fund's Expenses

FRANKLIN TOTAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


36 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------
                                                  BEGINNING ACCOUNT    ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                             VALUE 11/1/05       VALUE 4/30/06    PERIOD* 11/1/05-4/30/06
-------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000            $1,010.90                $4.24
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000            $1,020.58                $4.26
-------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000            $1,008.90                $6.23
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000            $1,018.60                $6.26
-------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000            $1,008.90                $6.23
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000            $1,018.60                $6.26
-------------------------------------------------------------------------------------------------------------------
CLASS R
-------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000            $1,009.60                $5.48
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000            $1,019.34                $5.51
-------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000            $1,013.10                $2.99
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000            $1,021.82                $3.01
-------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.85%;
B: 1.25%; C: 1.25%; R: 1.10%; and Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          Semiannual Report | 37

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                 --------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED
                                                  APRIL 30,
                                                     2006                              YEAR ENDED OCTOBER 31,
CLASS A                                          (UNAUDITED)         2005          2004          2003          2002          2001
                                                 --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........    $   8.93      $   9.06      $   9.16      $   9.38      $   9.46      $   9.30
                                                 --------------------------------------------------------------------------------
Income from investment operations:

 Net investment income ........................       0.146         0.292         0.277         0.313         0.390 h       0.550 h

 Net realized and unrealized gains (losses) ...      (0.019)       (0.129)       (0.102)       (0.220)       (0.070)        0.170
                                                 --------------------------------------------------------------------------------
Total from investment operations ..............       0.127         0.163         0.175         0.093         0.320         0.720
                                                 --------------------------------------------------------------------------------
Less distributions from net investment income .      (0.177)       (0.293)       (0.275)       (0.313)       (0.400)       (0.560)
                                                 --------------------------------------------------------------------------------
Redemption fees ...............................          -- e          -- e          -- e          --            --            --
                                                 --------------------------------------------------------------------------------
Net asset value, end of period ................    $   8.88      $   8.93      $   9.06      $   9.16      $   9.38      $   9.46
                                                 ================================================================================

Total return a ................................        1.43%         1.82%         1.94%         1.00%         3.45%         8.01%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............    $423,238      $475,213      $577,073      $651,701      $575,665      $270,175

Ratios to average net assets:

 Expenses b ...................................        0.89% f,g     0.90%         0.89%         0.88%         0.88%         0.95%

 Net investment income ........................        3.34%f        3.23%         3.01%         3.30%         4.14%         5.82%

Portfolio turnover rate c .....................        6.80%        24.99%        49.67%       130.32%        85.05%         2.49%

Portfolio turnover rate excluding mortgage
 dollar rolls c,d .............................        6.80%        24.99%        45.38%        96.52%        85.05%         2.49%

a Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized for periods less than one year.

b Prior to October 27, 2005 (see Note 1) the expense ratio includes the fund's share of the Portfolio's allocated net expenses.

c Prior to October 27, 2005 (see Note 1), represents the Portfolio's rate of turnover.

d See Note 1(h) regarding mortgage dollar rolls.

e Amount is less than $0.001 per share.

f Annualized.

g Benefit of expense reduction is less than 0.01%.

h Based on average daily shares outstanding.


38 | See notes to financial statements. | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND (CONTINUED)

                                                 --------------------------------------------------------
                                                   SIX MONTHS
                                                     ENDED
                                                 APRIL 30, 2006              YEAR ENDED OCTOBER 31,
CLASS C                                            (UNAUDITED)         2005           2004         2003 h
                                                 --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........      $  8.92        $  9.05        $  9.16        $  9.28
                                                 --------------------------------------------------------
Income from investment operations:
 Net investment income ........................        0.127          0.258          0.232          0.081
 Net realized and unrealized gains (losses) ...       (0.007)        (0.129)        (0.104)        (0.120)
                                                 --------------------------------------------------------
Total from investment operations ..............        0.120          0.129          0.128         (0.039)
                                                 --------------------------------------------------------
Less distributions from net investment income .       (0.160)        (0.259)        (0.238)        (0.081)
                                                 --------------------------------------------------------
Redemption fees ...............................           -- e           -- e           -- e           --
                                                 --------------------------------------------------------
Net asset value, end of period ................      $  8.88        $  8.92        $  9.05        $  9.16
                                                 ========================================================

Total return a ................................         1.35%          1.43%          1.41%         (0.42)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............      $41,759        $48,461        $49,423        $12,868

Ratios to average net assets:

 Expenses b ...................................         1.27% f,g      1.28%          1.29%          1.26%

 Net investment income ........................         2.96% f        2.85%          2.61%          2.92%

Portfolio turnover rate c .....................         6.80%         24.99%         49.67%        130.32%

Portfolio turnover rate excluding mortgage
 dollar rolls  c,d ............................         6.80%         24.99%         45.38%         96.52%

a Total return does not reflect the contingent deferred sales charges, and is not annualized for periods less than one year.

b Prior to October 27, 2005 (see Note 1) the expense ratio includes the fund's share of the Portfolio's allocated net expenses.

c Prior to October 27, 2005 (see Note 1), represents the Portfolio's rate of turnover.

d See Note 1(h) regarding mortgage dollar rolls.

e Amount is less than $0.001 per share.

f Annualized.

g Benefit of expense reduction is less than 0.01%.

h For the period July 1, 2003 (effective date) to October 31, 2003.

                     Semiannual Report | See notes to financial statements. | 39

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------------------------
  FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND              PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.9%
  MORTGAGE-BACKED SECURITIES 97.9%
a FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 23.0%
  FHLMC, 4.091%, 2/01/33 .......................................      $   984,489      $ 1,000,196
  FHLMC, 4.594%, 12/01/19 ......................................        2,827,847        2,850,228
  FHLMC, 4.67%, 6/01/29 ........................................        3,973,909        4,009,137
  FHLMC, 4.705%, 11/01/25 ......................................        6,440,267        6,420,810
  FHLMC, 4.782%, 1/01/23 .......................................          775,549          771,155
  FHLMC, 5.171%, 7/01/18 .......................................          226,715          228,640
  FHLMC, 5.175%, 9/01/32 .......................................        6,414,806        6,366,873
  FHLMC, 5.379%, 4/01/25 .......................................        2,038,490        2,054,765
  FHLMC, 5.461%, 11/01/31 ......................................       10,578,111       10,667,642
  FHLMC, 5.491%, 5/01/32 .......................................        2,951,980        3,006,994
  FHLMC, 5.50%, 11/01/16 .......................................          683,507          689,534
  FHLMC, 5.616%, 8/01/32 .......................................        1,093,646        1,115,547
  FHLMC, 5.617%, 9/01/18 .......................................        1,328,578        1,346,020
  FHLMC, 5.621%, 3/01/19 .......................................           93,064           94,469
  FHLMC, 5.691%, 10/01/18 ......................................          228,435          231,885
  FHLMC, 5.713%, 7/01/27 - 8/01/27 .............................        2,526,812        2,586,020
  FHLMC, 5.731%, 6/01/26 - 11/01/35 ............................        1,270,326        1,276,510
  FHLMC, 5.734%, 5/01/20 .......................................        2,331,005        2,347,601
  FHLMC, 5.74%, 4/01/30 ........................................          354,704          365,026
  FHLMC, 5.741%, 8/01/30 .......................................          325,814          335,128
  FHLMC, 5.744%, 9/01/32 .......................................        2,171,760        2,217,378
  FHLMC, 5.754%, 10/01/29 ......................................          159,220          160,561
  FHLMC, 5.755%, 9/01/19 .......................................          660,407          666,523
  FHLMC, 5.772%, 4/01/19 .......................................        1,296,502        1,310,965
  FHLMC, 5.788%, 10/01/24 ......................................        1,794,885        1,835,069
  FHLMC, 5.799%, 12/01/16 ......................................          422,949          426,035
  FHLMC, 5.823%, 9/01/31 .......................................          884,524          906,291
  FHLMC, 5.835%, 8/01/32 .......................................        5,111,816        5,212,423
  FHLMC, 5.853%, 4/01/29 .......................................        2,027,428        2,045,656
  FHLMC, 5.883%, 11/01/29 ......................................        5,612,334        5,733,638
  FHLMC, 5.907%, 3/01/32 .......................................        2,139,793        2,120,183
  FHLMC, 5.928%, 8/01/31 .......................................          181,068          182,597
  FHLMC, 5.944%, 8/01/30 .......................................        5,240,441        5,320,878
  FHLMC, 5.947%, 3/01/32 .......................................          753,474          766,014
  FHLMC, 5.958%, 1/01/23 .......................................        6,549,502        6,650,074
  FHLMC, 5.97%, 8/01/29 ........................................        3,430,310        3,481,270
  FHLMC, 6.011%, 5/01/25 .......................................          478,842          487,546
  FHLMC, 6.053%, 4/01/25 .......................................        2,395,018        2,403,516
  FHLMC, 6.055%, 7/01/20 .......................................          200,381          203,530
  FHLMC, 6.066%, 11/01/25 ......................................        1,486,701        1,509,896
  FHLMC, 6.081%, 9/01/27 .......................................          447,965          455,502
  FHLMC, 6.112%, 12/01/30 ......................................        2,362,536        2,400,726
  FHLMC, 6.113%, 4/01/18 .......................................        1,167,950        1,176,690
  FHLMC, 6.137%, 7/01/29 .......................................          390,327          401,348
  FHLMC, 6.143%, 9/01/31 .......................................          700,539          715,131
  FHLMC, 6.167%, 6/01/26 .......................................        5,120,254        5,185,596
  FHLMC, 6.203%, 10/01/25 ......................................          818,937          833,214
  FHLMC, 6.241%, 8/01/31 .......................................          165,399          165,971


40 | Semiannual Report

Franklin Investors Securities Trust

---------------------------------------------------------------------------------------------------------
  FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                      PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MORTGAGE-BACKED SECURITIES (CONTINUED)
a FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE (CONTINUED)
  FHLMC, 6.307%, 12/01/28 ..............................................      $   756,168      $   775,418
  FHLMC, 6.351%, 5/01/32 ...............................................          987,329        1,005,640
  FHLMC, 6.354%, 11/01/29 ..............................................        1,533,535        1,562,663
  FHLMC, 6.387%, 5/01/26 ...............................................          327,217          326,634
  FHLMC, 6.508%, 3/01/18 ...............................................          270,592          273,722
  FHLMC, 6.945%, 12/01/21 ..............................................           87,177           86,120
  FHLMC, 6.982%, 2/01/19 ...............................................          318,148          317,851
  FHLMC, 7.10%, 12/01/27 ...............................................           55,396           57,217
                                                                                               -----------
                                                                                               107,143,666
                                                                                               -----------
a FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 56.0%
  FNMA, 4.22%, 11/01/34 ................................................        1,821,579        1,841,755
  FNMA, 4.301%, 5/01/19 ................................................        1,137,182        1,133,427
  FNMA, 4.323%, 3/01/19 ................................................        3,138,222        3,128,017
  FNMA, 4.324%, 4/01/22 ................................................        1,339,948        1,338,967
  FNMA, 4.464%, 11/01/17 ...............................................        2,660,703        2,669,667
  FNMA, 4.546%, 6/01/32 - 3/01/33 ......................................        9,181,111        9,197,818
  FNMA, 4.597%, 9/01/18 - 3/01/35 ......................................       33,726,271       33,851,340
  FNMA, 4.603%, 8/01/26 ................................................          200,828          201,438
  FNMA, 4.613%, 9/01/32 ................................................        3,940,698        3,938,133
  FNMA, 4.618%, 11/01/32 ...............................................        3,727,131        3,724,257
  FNMA, 4.625%, 1/01/17 ................................................          862,738          867,615
  FNMA, 4.69%, 5/01/18 .................................................        5,989,901        5,982,013
  FNMA, 4.691%, 5/01/36 ................................................        2,691,412        2,702,810
  FNMA, 4.695%, 9/01/32 ................................................        5,984,874        6,021,121
  FNMA, 4.701%, 4/01/19 ................................................        1,366,335        1,362,180
  FNMA, 4.718%, 10/01/28 ...............................................          130,781          130,151
  FNMA, 4.739%, 2/01/33 ................................................        2,334,292        2,329,622
  FNMA, 4.795%, 5/01/36 ................................................        4,346,663        4,365,395
  FNMA, 4.804%, 10/01/14 ...............................................          133,441          133,425
  FNMA, 4.854%, 1/01/18 - 1/01/29 ......................................       16,826,583       16,851,976
  FNMA, 4.859%, 7/01/24 ................................................        1,481,630        1,485,586
  FNMA, 4.871%, 12/01/32 ...............................................        4,256,910        4,295,147
  FNMA, 4.985%, 12/01/17 ...............................................          236,015          239,390
  FNMA, 4.994%, 3/01/22 ................................................            2,448            2,437
  FNMA, 5.009%, 10/01/22 ...............................................          853,790          855,238
  FNMA, 5.038%, 9/01/32 ................................................        2,555,154        2,554,025
  FNMA, 5.095%, 1/01/19 ................................................        2,095,700        2,059,851
  FNMA, 5.154%, 4/01/34 ................................................        8,257,269        8,236,683
  FNMA, 5.172%, 2/01/32 ................................................          973,871          996,360
  FNMA, 5.201%, 7/01/17 ................................................        1,183,388        1,183,407
  FNMA, 5.202%, 6/01/19 ................................................          435,823          436,188
  FNMA, 5.206%, 1/01/16 ................................................        1,046,616        1,060,709
  FNMA, 5.282%, 6/01/32 ................................................        2,625,487        2,692,255
  FNMA, 5.284%, 5/01/32 ................................................        3,201,821        3,191,557
  FNMA, 5.305%, 10/01/31 ...............................................        1,517,584        1,518,196
  FNMA, 5.314%, 1/01/19 ................................................        1,029,931        1,013,834


                                                          Semiannual Report | 41

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------
  FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                          PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MORTGAGE-BACKED SECURITIES (CONTINUED)
a FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
  FNMA, 5.34%, 3/01/32 .....................................................      $1,211,820      $1,233,743
  FNMA, 5.349%, 2/01/30 ....................................................         596,466         605,764
  FNMA, 5.361%, 1/01/26 ....................................................         837,909         867,959
  FNMA, 5.374%, 9/01/32 ....................................................         995,566       1,005,190
  FNMA, 5.378%, 6/01/29 ....................................................       1,645,376       1,659,396
  FNMA, 5.385%, 8/01/29 ....................................................         257,307         259,036
  FNMA, 5.403%, 4/01/32 ....................................................       2,916,779       2,902,824
  FNMA, 5.425%, 7/01/33 ....................................................       2,804,168       2,862,035
  FNMA, 5.444%, 11/01/18 ...................................................         203,689         206,877
  FNMA, 5.448%, 8/01/21 ....................................................       2,728,298       2,683,672
  FNMA, 5.462%, 5/01/21 ....................................................       1,044,268       1,059,610
  FNMA, 5.47%, 5/01/32 .....................................................       1,681,105       1,723,173
  FNMA, 5.478%, 8/01/32 ....................................................         554,039         561,523
  FNMA, 5.488%, 8/01/31 ....................................................         720,954         733,634
  FNMA, 5.51%, 2/01/25 .....................................................         104,233         107,051
  FNMA, 5.526%, 3/01/20 ....................................................       3,518,117       3,557,202
  FNMA, 5.532%, 5/01/19 ....................................................         549,801         554,423
  FNMA, 5.544%, 8/01/16 ....................................................          35,943          36,220
  FNMA, 5.553%, 1/01/32 ....................................................       2,800,293       2,806,319
  FNMA, 5.575%, 8/01/22 ....................................................         195,532         198,493
  FNMA, 5.583%, 8/01/29 ....................................................         768,124         790,461
  FNMA, 5.585%, 4/01/32 ....................................................       1,751,568       1,786,721
  FNMA, 5.588%, 1/01/19 ....................................................         469,573         475,603
  FNMA, 5.605%, 6/01/31 ....................................................         926,145         954,729
  FNMA, 5.619%, 11/01/36 ...................................................       1,519,712       1,557,517
  FNMA, 5.651%, 12/01/17 ...................................................         173,817         175,758
  FNMA, 5.655%, 5/01/21 ....................................................         515,522         517,929
  FNMA, 5.658%, 12/01/20 ...................................................         596,620         608,012
  FNMA, 5.662%, 4/01/27 ....................................................       4,832,265       4,883,707
  FNMA, 5.694%, 1/01/25 ....................................................       4,418,548       4,414,614
  FNMA, 5.702%, 10/01/19 ...................................................         623,937         631,821
  FNMA, 5.705%, 2/01/32 ....................................................         245,499         250,852
  FNMA, 5.714%, 6/01/32 ....................................................         817,008         843,542
  FNMA, 5.723%, 6/01/32 ....................................................         786,536         802,710
  FNMA, 5.742%, 11/01/20 ...................................................         316,669         323,922
  FNMA, 5.752%, 11/01/27 ...................................................         202,916         206,697
  FNMA, 5.768%, 12/01/20 ...................................................         221,401         223,946
  FNMA, 5.781%, 7/01/32 ....................................................         633,549         641,723
  FNMA, 5.80%, 12/01/24 ....................................................         716,537         729,310
  FNMA, 5.811%, 2/01/32 ....................................................       1,168,878       1,194,678
  FNMA, 5.815%, 1/01/19 ....................................................         792,422         801,181
  FNMA, 5.823%, 3/01/20 ....................................................         293,993         302,220
  FNMA, 5.851%, 1/01/35 ....................................................       2,856,156       2,915,402
  FNMA, 5.852%, 11/01/31 ...................................................         512,848         526,385
  FNMA, 5.867%, 3/01/32 ....................................................         548,728         560,806
  FNMA, 5.882%, 10/01/30 ...................................................         549,267         564,410
  FNMA, 5.889%, 3/01/20 ....................................................         312,429         314,432


42 | Semiannual Report

Franklin Investors Securities Trust

-------------------------------------------------------------------------------------------------------------
  FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                         PRINCIPAL AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MORTGAGE-BACKED SECURITIES (CONTINUED)
a FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
  FNMA, 5.908%, 3/01/26 ....................................................      $1,159,704      $ 1,189,753
  FNMA, 5.917%, 1/01/31 ....................................................       1,135,787        1,164,635
  FNMA, 5.918%, 12/01/19 ...................................................         328,528          335,310
  FNMA, 5.932%, 11/01/17 ...................................................       1,878,915        1,914,953
  FNMA, 5.939%, 9/01/31 ....................................................         864,320          885,166
  FNMA, 5.958%, 6/01/31 ....................................................       1,053,312        1,085,282
  FNMA, 5.965%, 3/01/32 ....................................................       5,299,444        5,382,806
  FNMA, 5.968%, 9/01/25 ....................................................       1,093,436        1,121,549
  FNMA, 5.973%, 9/01/29 ....................................................         267,894          274,307
  FNMA, 5.974%, 10/01/32 ...................................................       2,234,139        2,271,682
  FNMA, 5.977%, 12/01/32 ...................................................       1,677,711        1,730,621
  FNMA, 5.979%, 2/01/31 ....................................................         375,529          383,216
  FNMA, 5.995%, 3/01/19 ....................................................         403,778          408,172
  FNMA, 5.996%, 6/01/19 ....................................................         289,622          293,748
  FNMA, 5.997%, 5/01/19 ....................................................         462,843          477,280
  FNMA, 6.002%, 9/01/22 ....................................................       1,453,042        1,473,648
  FNMA, 6.009%, 10/01/24 ...................................................       9,796,173       10,010,581
  FNMA, 6.021%, 6/01/17 ....................................................          44,117           44,500
  FNMA, 6.023%, 12/01/27 ...................................................       1,444,390        1,479,936
  FNMA, 6.023%, 11/01/31 ...................................................       1,070,186        1,081,495
  FNMA, 6.059%, 11/01/31 ...................................................         455,801          471,273
  FNMA, 6.073%, 5/01/25 ....................................................       1,337,233        1,350,289
  FNMA, 6.073%, 5/01/27 ....................................................       2,647,039        2,674,596
  FNMA, 6.104%, 10/01/17 ...................................................         363,949          366,547
  FNMA, 6.108%, 3/01/21 ....................................................         192,611          194,436
  FNMA, 6.112%, 11/01/30 ...................................................       6,941,308        7,031,951
  FNMA, 6.116%, 6/01/19 ....................................................         281,435          282,299
  FNMA, 6.121%, 9/01/39 ....................................................       1,331,959        1,358,306
  FNMA, 6.123%, 12/01/18 ...................................................         320,545          323,255
  FNMA, 6.123%, 6/01/19 ....................................................         503,958          506,724
  FNMA, 6.137%, 4/01/31 ....................................................       2,993,792        3,048,068
  FNMA, 6.152%, 6/01/27 ....................................................       1,153,494        1,166,964
  FNMA, 6.155%, 1/01/29 ....................................................         879,387          904,751
  FNMA, 6.172%, 5/01/31 ....................................................         121,587          126,715
  FNMA, 6.193%, 7/01/31 ....................................................         324,556          332,039
  FNMA, 6.199%, 8/01/28 ....................................................       3,538,628        3,614,197
  FNMA, 6.253%, 4/01/18 ....................................................         244,617          250,537
  FNMA, 6.292%, 2/01/29 ....................................................         527,768          532,686
  FNMA, 6.30%, 7/01/26 .....................................................       1,897,200        1,947,817
  FNMA, 6.32%, 5/01/29 .....................................................         274,509          280,481
  FNMA, 6.334%, 6/01/19 ....................................................         714,934          731,562
  FNMA, 6.35%, 3/01/18 .....................................................         206,820          207,558
  FNMA, 6.385%, 6/01/32 ....................................................         584,996          594,582
  FNMA, 6.395%, 8/01/30 ....................................................         292,763          298,572
  FNMA, 6.433%, 4/01/19 ....................................................         911,613          926,516
  FNMA, 6.44%, 1/01/29 .....................................................       1,023,102        1,046,139
  FNMA, 6.475%, 6/01/28 ....................................................       3,326,960        3,415,075


                                                          Semiannual Report | 43

Franklin Investors Securities Trust

--------------------------------------------------------------------------------------------------------------
  FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                         PRINCIPAL AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MORTGAGE-BACKED SECURITIES (CONTINUED)
a FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
  FNMA, 6.483%, 3/01/22 ...................................................      $    33,758      $     34,278
  FNMA, 6.52%, 9/01/30 ....................................................          293,652           298,284
  FNMA, 6.562%, 1/01/31 ...................................................        1,668,340         1,709,077
  FNMA, 6.575%, 3/01/19 ...................................................          202,990           206,337
  FNMA, 6.588%, 2/01/19 ...................................................          298,236           303,387
  FNMA, 6.613%, 4/01/30 ...................................................          775,924           799,435
  FNMA, 6.622%, 11/01/26 ..................................................          200,331           202,705
  FNMA, 6.628%, 10/01/32 ..................................................          138,653           140,849
  FNMA, 6.84%, 5/01/32 ....................................................          808,069           822,250
  FNMA, 6.866%, 7/01/24 ...................................................          588,480           586,028
  FNMA, 6.944%, 2/01/20 ...................................................          747,957           751,647
  FNMA, 7.684%, 3/01/25 ...................................................          266,124           264,701
                                                                                                  ------------
                                                                                                   260,326,775
                                                                                                  ------------
a GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE 18.9%
  GNMA, 4.375%, 4/20/22 - 6/20/32 .........................................       21,436,368        21,458,726
  GNMA, 4.50%, 7/20/29 - 7/20/32 ..........................................       16,226,689        16,255,290
  GNMA, 4.75%, 7/20/21 - 9/20/27 ..........................................       14,495,293        14,591,676
  GNMA, 5.125%, 10/20/23 - 10/20/27 .......................................       19,681,847        19,781,298
  GNMA, 5.375%, 1/20/23 - 2/20/28 .........................................       15,385,964        15,482,762
  GNMA, 5.75%, 7/20/25 ....................................................           86,195            86,770
                                                                                                  ------------
                                                                                                    87,656,522
                                                                                                  ------------
  TOTAL MORTGAGE-BACKED SECURITIES (COST $462,290,678) ....................                        455,126,963
                                                                                                  ------------
  ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES
   (COST $117,133) 0.0% b
  FINANCE 0.0% b
a Travelers Mortgage Services Inc., 1998-5A, A, 4.449%, 12/25/18 ..........          115,153           114,846
                                                                                                  ------------
  TOTAL LONG TERM INVESTMENTS (COST $462,407,811) .........................                        455,241,809
                                                                                                  ------------
  SHORT TERM INVESTMENTS (COST $7,365,549) 1.6%
c Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.50% ....        7,365,549         7,365,549
                                                                                                  ------------
  TOTAL INVESTMENTS (COST $469,773,360) 99.5% .............................                        462,607,358
  OTHER ASSETS, LESS LIABILITIES 0.5% .....................................                          2,389,685
                                                                                                  ------------
  NET ASSETS 100.0% .......................................................                       $464,997,043
                                                                                                  ============

See Selected Portfolio Abbreviations on page 89.

a The coupon rate shown represents the rate at period end.

b Rounds to less than 0.1% of net assets.

c See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


44 | See notes to financial statements. | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                            -----------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             APRIL 30,
                                               2006                               YEAR ENDED OCTOBER 31,
CLASS A                                     (UNAUDITED)            2005          2004          2003          2002        2001 f
                                            -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)

Net asset value, beginning of period ......  $    10.11       $    10.13    $    10.03    $     9.69    $     9.95    $    10.00
                                            ------------------------------------------------------------------------------------
Income from investment operations:

 Net investment income ....................       0.274            0.416         0.281         0.388         0.437         0.291

 Net realized and unrealized gains (losses)       0.021           (0.018) e      0.102         0.341        (0.248)       (0.046)
                                            ------------------------------------------------------------------------------------
Total from investment operations ..........       0.295            0.398         0.383         0.729         0.189         0.245
                                            ------------------------------------------------------------------------------------
Less distributions from net investment
 income ...................................      (0.275)          (0.418)       (0.283)       (0.389)       (0.449)       (0.295)
                                            ------------------------------------------------------------------------------------
Redemption fees ...........................          -- c             -- c          -- c          --            --            --
                                            ------------------------------------------------------------------------------------
Net asset value, end of period ............  $    10.13       $    10.11    $    10.13    $    10.03    $     9.69    $     9.95
                                            ====================================================================================

Total return a ............................        2.95%            4.00%         3.87%         7.65%         1.87%         2.45%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........  $1,809,035       $1,890,591    $  615,002    $  127,660    $   49,389    $   34,634

Ratios to average net assets:

 Expenses .................................        0.85% b,d        0.89% b       0.94% b       1.05%         1.12%         1.25% d

 Net investment income ....................        5.48% d          4.26%         2.71%         3.83%         4.33%         5.47% d

Portfolio turnover rate ...................       38.73%           77.13%        50.52%        85.54%        76.17%        37.08%


a Total return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.

b Benefit of expense reduction is less than 0.01%.

c Amount is less than $0.001 per share.

d Annualized.

e The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments of the Fund.

f For the period May 1, 2001 (commencement of operations) to October 31, 2001.


                     Semiannual Report | See notes to financial statements. | 45

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND (CONTINUED)

                                              ----------------------------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED
                                               APRIL 30,
                                                 2006                                 YEAR ENDED OCTOBER 31,
CLASS B                                       (UNAUDITED)             2005          2004          2003          2002      2001 f
                                              ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)

Net asset value, beginning of period ......    $    10.10       $    10.12    $    10.02    $     9.68    $     9.95   $    10.00
                                              -----------------------------------------------------------------------------------
Income from investment operations:

 Net investment income ....................         0.238            0.339         0.207         0.328         0.379        0.252

 Net realized and unrealized gains (losses)         0.021           (0.015) e      0.105         0.333        (0.251)      (0.044)
                                              -----------------------------------------------------------------------------------
Total from investment operations ..........         0.259            0.324         0.312         0.661         0.128        0.208
                                              -----------------------------------------------------------------------------------
Less distributions from net investment income      (0.239)          (0.344)       (0.212)       (0.321)       (0.398)      (0.258)
                                              -----------------------------------------------------------------------------------
Redemption fees ...........................            -- c             -- c          -- c          --            --           --
                                              -----------------------------------------------------------------------------------
Net asset value, end of period ............    $    10.12       $    10.10    $    10.12    $    10.02    $     9.68   $     9.95
                                              ===================================================================================

Total return a ............................          2.59%            3.25%         3.14%         6.92%         1.24%        2.08%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........    $   65,096       $   65,687    $   69,331    $   28,637    $   17,162   $    9,838

Ratios to average net assets:

 Expenses .................................          1.58% b,d        1.62% b       1.68% b       1.74%         1.72%        2.00% d

 Net investment income ....................          4.75% d          3.53%         1.97%         3.14%         3.73%        4.85% d

Portfolio turnover rate ...................         38.73%           77.13%        50.52%        85.54%        76.17%       37.08%

a Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

b Benefit of expense reduction is less than 0.01%.

c Amount is less than $0.001 per share.

d Annualized.

e The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments of the Fund.

f For the period May 1, 2001 (commencement of operations) to October 31, 2001.


46 | See notes to financial statements. | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND (CONTINUED)

                                              ----------------------------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED
                                               APRIL 30,
                                                 2006                               YEAR ENDED OCTOBER 31,
CLASS C                                       (UNAUDITED)            2005          2004          2003          2002       2001 f
                                              ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)
Net asset value, beginning of period ......    $    10.11      $    10.13    $    10.03    $     9.69    $     9.95    $    10.00
                                               ----------------------------------------------------------------------------------
Income from investment operations:

 Net investment income ....................         0.255           0.373         0.239         0.351         0.405         0.269

 Net realized and unrealized gains (losses)         0.021          (0.015) e      0.102         0.337        (0.245)       (0.045)
                                               ----------------------------------------------------------------------------------
Total from investment operations ..........         0.276           0.358         0.341         0.688         0.160         0.224
                                               ----------------------------------------------------------------------------------
Less distributions from net investment income      (0.256)         (0.378)       (0.241)       (0.348)       (0.420)       (0.274)
                                               ----------------------------------------------------------------------------------
Redemption fees ...........................            -- c            -- c          -- c          --            --            --
                                               ----------------------------------------------------------------------------------
Net asset value, end of period ............    $    10.13      $    10.11    $    10.13    $    10.03    $     9.69    $     9.95
                                               ==================================================================================

Total return a ............................          2.76%           3.59%         3.44%         7.21%         1.57%         2.25%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........    $  345,499      $  331,218    $  270,104    $   95,802    $   54,585    $   26,356

Ratios to average net assets:

 Expenses .................................          1.24% b,d       1.29%b        1.34% b       1.46%         1.42%         1.65% d

 Net investment income ....................          5.09% d         3.86%         2.31%         3.42%         4.03%         5.06% d

Portfolio turnover rate ...................         38.73%          77.13%        50.52%        85.54%        76.17%        37.08%

a Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

b Benefit of expense reduction is less than 0.01%.

c Amount is less than $0.001 per share.

d Annualized.

e The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments of the Fund.

f For the period May 1, 2001 (commencement of operations) to October 31, 2001.


                     Semiannual Report | See notes to financial statements. | 47

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND (CONTINUED)

                                              ----------------------------------------------------------------------------------
                                               SIX MONTHS
                                                 ENDED
                                                APRIL 30,
                                                  2006                               YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                  (UNAUDITED)         2005          2004          2003          2002        2001 f
                                              ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)

Net asset value, beginning of period ........    $  10.12      $  10.13      $  10.04      $   9.70      $   9.95      $  10.00
                                              ----------------------------------------------------------------------------------
Income from investment operations:

 Net investment income ......................       0.287         0.438         0.307         0.411         0.464         0.302

 Net realized and unrealized gains (losses) .       0.021        (0.004) e      0.092         0.343        (0.241)       (0.045)
                                              ----------------------------------------------------------------------------------
Total from investment operations ............       0.308         0.434         0.399         0.754         0.223         0.257
                                              ----------------------------------------------------------------------------------
Less distributions from net investment income      (0.288)       (0.444)       (0.309)       (0.414)       (0.473)       (0.307)
                                              ----------------------------------------------------------------------------------
Redemption fees .............................          -- c          -- c          -- c          --            --            --
                                              ----------------------------------------------------------------------------------
Net asset value, end of period ..............    $  10.14      $  10.12      $  10.13      $  10.04      $   9.70      $   9.95
                                              ==================================================================================

Total return a ..............................        3.08%         4.37%         4.03%         7.92%         2.21%         2.58%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........    $ 39,502      $ 38,822      $ 37,810      $  7,602      $  5,874      $  6,439

Ratios to average net assets:

 Expenses ...................................        0.60% b,d     0.64% b       0.69% b       0.80%         0.87%         1.00% d

 Net investment income ......................        5.73% d       4.51%         2.96%         4.08%         4.58%         5.92% d

Portfolio turnover rate .....................       38.73%        77.13%        50.52%        85.54%        76.17%        37.08%

a Total return is not annualized for periods less than one year.

b Benefit of expense reduction is less than 0.01%.

c Amount is less than $0.001 per share.

d Annualized.

e The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments of the Fund.

f For the period May 1, 2001 (commencement of operations) to October 31, 2001.


48 | See notes to financial statements. | Semiannual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2006 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                COUNTRY         AMOUNT c        VALUE
---------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 95.1%
a,b SENIOR FLOATING RATE INTERESTS 95.1%
    ADVERTISING/MARKETING SERVICES 0.1%
    Adams Outdoor Advertising Inc., Term Loan B,
     6.95 - 7.09%, 10/15/12 ..........................................    United States    $ 2,796,262    $ 2,837,759
                                                                                                          -----------
    AEROSPACE & DEFENSE 2.8%
    Anteon International Corp., Term Loan B, 6.579%, 12/31/10 ........    United States      5,878,012      5,884,184
    ARINC Inc., Term Loan, 7.11%, 3/10/11 ............................    United States        980,000        986,909
    CACI International Inc., Term Loan B, 6.14 - 6.37%, 5/03/11 ......    United States      9,814,848      9,839,582
    DRS Technologies Inc., Term Loan, 6.30 - 6.68%, 1/31/13 ..........    United States      5,372,931      5,421,771
    Dyncorp International, Term Loan B, 7.438 - 7.813%, 2/11/11 ......    United States      7,920,000      7,990,567
    GenCorp Inc.,
       L/C Term Loan, 8.25%, 12/06/10 ................................    United States      1,194,750      1,195,515
       Term Loan B, 8.06%, 12/06/10 ..................................    United States      1,471,500      1,472,442
    IAP Worldwide Services Inc., First Lien Term Loan, 8.00%, 12/31/12    United States      1,795,500      1,815,430
    ILC Industries Inc.,
       First Lien Term Loan, 7.479%, 2/24/12 .........................    United States      1,310,514      1,327,524
       Second Lien Term Loan, 10.729%, 8/24/12 .......................    United States      1,600,000      1,625,024
    K&F Acquisition Inc., Term Loan C, 7.08 - 7.34%, 11/18/12 ........    United States      3,356,079      3,405,917
    MRO Acquisition Corp. (Piedmont), First Lien Term Loan, 7.48%,
     8/27/10 .........................................................    United States      5,044,586      5,095,587
    Onex Wind Finance LP (Mid-Western Aircraft), Term Loan B, 7.318%,
     12/31/11 ........................................................    United States      2,777,763      2,822,345
    SI International Inc., Term Loan, 6.80 - 6.97%, 2/09/11 ..........    United States      1,932,595      1,936,093
    Vought Aircraft Industries Inc.,
       L/C Term Loan, 7.329%, 12/22/10 ...............................    United States      1,000,000      1,009,180
       Term Loan B, 7.50%, 12/22/11 ..................................    United States     10,549,412     10,663,451
                                                                                                          -----------
                                                                                                           62,491,521
                                                                                                          -----------
    AIRLINES 0.2%
    United Air Lines Inc.,
       Delay Draw, 8.75%, 2/01/12 ....................................    United States        512,500        522,765
       Term Loan B, 8.625%, 2/01/12 ..................................    United States      3,587,500      3,659,358
                                                                                                          -----------
                                                                                                            4,182,123
                                                                                                          -----------
    ALUMINUM 0.5%
    Novelis Corp., U.S. Term Loan, 6.44%, 1/09/12 ....................    United States      6,945,687      7,012,991
    Novelis Inc., Canadian Term Loan, 6.44%, 1/09/12 .................       Canada          3,999,032      4,037,782
                                                                                                          -----------
                                                                                                           11,050,773
                                                                                                          -----------
    APPAREL/FOOTWEAR 0.8%
  d Easton Bell Sports Inc., Term Loan B, 6.60 - 6.81%, 3/16/12 ......    United States      1,750,000      1,773,467
    St. John Knits International Inc., Term Loan B, 7.25%, 3/23/12 ...    United States      1,830,256      1,846,454
    Warnaco Inc., Term Loan, 6.24 - 8.25%, 1/31/13 ...................    United States      5,300,000      5,325,122
    The William Carter Co., Term Loan B, 6.559 - 6.758%, 7/14/12 .....    United States      8,650,998      8,732,058
                                                                                                          -----------
                                                                                                           17,677,101
                                                                                                          -----------


                                                          Semiannual Report | 49

Franklin Investors Securities Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                        COUNTRY         AMOUNT c        VALUE
----------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
a,b SENIOR FLOATING RATE INTERESTS (CONTINUED)
    AUTO PARTS: ORIGINAL EQUIPMENT MANUFACTURER 3.1%
    Accuride Corp., Term Loan B, 7.188%, 1/31/12 ............................    United States    $ 3,769,318    $ 3,821,146
    Cooper Standard Automotive Inc.,
       Term Loan B, 7.50%, 12/23/11 .........................................       Canada          5,230,885      5,221,783
       Term Loan C, 7.50%, 12/23/11 .........................................    United States      8,378,100      8,363,522
       Term Loan D, 7.50%, 12/23/11 .........................................       Canada          1,695,750      1,709,435
    Key Plastics LLC and Key Safety Inc., First Lien Term Loan, 7.81 - 7.85%,
     6/25/10 ................................................................    United States      4,670,343      4,652,876
   d Lear Corp., Term Loan B, 9.25%, 3/23/12 ................................    United States      3,300,000      3,304,290
    Mark IV Industries (Dayco Products LLC), Term Loan B, 7.00 - 8.10%,
     6/21/11 ................................................................    United States      9,104,645      9,229,834
    Tenneco Automotive Inc.,
       L/C Term Loan, 7.076%, 12/12/10 ......................................    United States      4,203,691      4,299,661
       Term Loan B, 7.02%, 12/12/10 .........................................    United States      9,557,117      9,775,306
    TRW Automotive Inc.,
       Term Loan B, 6.25%, 6/30/12 ..........................................    United States     10,121,875     10,171,573
       Term Loan B2, 6.125%, 6/30/12 ........................................    United States      2,294,250      2,305,515
       Term Loan E, 6.00%, 10/31/10 .........................................    United States      6,406,326      6,406,326
                                                                                                                 -----------
                                                                                                                  69,261,267
                                                                                                                 -----------
    AUTOMOTIVE AFTERMARKET 0.6%
    Affinia Group Inc., Term Loan B, 8.13%, 11/30/11 ........................    United States      9,811,452      9,753,270
    United Components Inc., Term Loan C, 7.22%, 6/30/10 .....................    United States      3,378,961      3,396,160
                                                                                                                 -----------
                                                                                                                  13,149,430
                                                                                                                 -----------
    BEVERAGES: ALCOHOLIC 0.7%
    Constellation Brands Inc., Term Loan B, 6.313 - 6.375%, 12/22/11 ........    United States     12,507,486     12,599,041
    Southern Wine & Spirits of America Inc., Term Loan B, 6.48%,
     5/31/12 ................................................................    United States      4,258,362      4,298,007
                                                                                                                 -----------
                                                                                                                  16,897,048
                                                                                                                 -----------
    BEVERAGES: NON-ALCOHOLIC 0.2%
    Dr. Pepper Bottling Co. of Texas, Term Loan, 6.929%, 12/18/10 ...........    United States      3,729,884      3,780,461
                                                                                                                 -----------
    BROADCASTING 2.6%
    Alliance Atlantis Communications Inc., Term Loan C, 6.479%, 12/17/11 ....    United States      6,039,000      6,058,083
    Emmis Operating Co., Term Loan B, 6.68 - 8.50%, 11/10/11 ................    United States      4,262,263      4,299,132
    Entravision Communications Corp., Term Loan B, 6.49%, 3/29/12 ...........    United States     18,308,000     18,486,503
    Gray Television Inc.,
       Incremental Facility Loan, 6.48%, 5/22/13 ............................    United States      1,371,563      1,386,910
       Term Loan B, 6.49%, 11/22/12 .........................................    United States      3,524,554      3,561,950
  d LBI Media Inc., Term Loan B, 8.25%, 3/31/12 .............................    United States      1,000,000      1,003,360
    Mission Broadcasting Inc., Term Loan B, 6.729%, 10/01/12 ................    United States      7,018,674      7,032,641
    NEP Supershooters LP, First Lien Term Loan, 8.69 - 8.98%, 2/03/11 .......    United States      1,920,862      1,949,925
    Nexstar Broadcasting Inc., Term Loan B, 6.729%, 10/01/12 ................    United States      6,981,280      6,995,173
    NextMedia Inc.,
       Delay Draw, 6.838%, 11/15/12 .........................................    United States      1,102,154      1,114,381
       Term Loan B, 6.901%, 11/08/12 ........................................    United States      2,479,846      2,500,354
    Spanish Broadcasting System Inc., Term Loan B, 6.73%, 6/11/12 ...........    United States      4,653,000      4,702,787
                                                                                                                 -----------
                                                                                                                  59,091,199
                                                                                                                 -----------


50 | Semiannual Report

Franklin Investors Securities Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL
     FRANKLIN FLOATING RATE DAILY ACCESS FUND                                     COUNTRY         AMOUNT c         VALUE
----------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONTINUED)
 a,b SENIOR FLOATING RATE INTERESTS (CONTINUED)
     BUILDING PRODUCTS 2.2%
     Building Materials Holding Corp., Term Loan B, 6.73%, 8/21/10 .........    United States    $ 1,945,000    $  1,953,616
     Euramax International Inc., Domestic Term Loan, 7.688%, 6/29/12 .......    United States      9,352,087       9,409,977
     Goodman Global Holdings Inc., Term Loan C, 6.938%, 12/23/11 ...........    United States      5,414,941       5,414,941
     Headwaters Inc., Term Loan B, 7.08%, 4/30/11 ..........................    United States      8,041,306       8,139,812
     NCI Building Systems Inc., Term Loan B, 6.71%, 6/18/10 ................    United States      9,426,400       9,465,897
     Nortek Inc., Term Loan, 6.69 - 8.75%, 8/27/11 .........................    United States     15,727,733      15,883,910
                                                                                                                ------------
                                                                                                                  50,268,153
                                                                                                                ------------
     CABLE/SATELLITE TELEVISION 7.6%
     Bresnan Communications LLC, Term Loan B, 6.83 - 6.99%, 9/29/13 ........    United States      2,200,000       2,230,998
 e,f Century Cable (Adelphia),
        Discretionary Term Loan, 9.75%, 12/31/09 ...........................    United States      3,000,000       2,932,500
        Term Loan B, 9.75%, 6/30/09 ........................................    United States      2,000,000       1,955,000
   d Charter Communications Operating LLC, Term Loan B, 7.755%,
      4/28/13 ..............................................................    United States     20,291,120      20,361,734
     CSC Holdings Inc. (Cablevision), Incremental Term Loan, 6.58 - 6.74%,
      3/29/13 ..............................................................    United States     28,600,000      28,754,440
     DIRECTV Holdings LLC, Term Loan B, 6.423%, 4/13/13 ....................    United States     12,033,333      12,153,185
     Insight Midwest Holdings LLC,
        Term Loan A, 6.25%, 6/30/09 ........................................    United States      4,172,790       4,188,939
        Term Loan C, 7.00%, 12/31/09 .......................................    United States      8,797,500       8,906,589
     Intelsat (Bermuda) Ltd., Senior Term Loan Facility, 6.75%, 7/28/11 ....       Bermuda        13,353,524      13,410,010
   d Mediacom Broadband (MCC Iowa),
        Delay Draw, 8.50%, 1/31/15 .........................................    United States      2,300,000       2,305,681
        Term Loan C, 8.50%, 1/31/15 ........................................    United States      8,025,414       8,045,237
   d Mediacom LLC, Term Loan B, 8.50%, 1/31/15 .............................    United States      6,625,000       6,632,685
 e,f Olympus Cable Holdings LLC (Adelphia), Term Loan B, 9.75%, 9/30/10 ....    United States      2,000,000       1,972,500
     Panamsat Corp., Term Loan B1, 6.81 - 6.90%, 8/01/11 ...................    United States     11,346,235      11,487,269
     Persona Communications Inc.,
        Term Loan, 7.96%, 7/30/11 ..........................................       Canada          3,940,000       3,984,443
        Term Loan C, 9.75%, 10/15/12 .......................................       Canada          1,990,000       2,013,800
   e,f UCA-HHC (Adelphia), Term Loan, 9.00%, 3/31/08 .......................    United States     21,932,500      21,384,188
   d UPC Financing Partnership,
        Term Loan J2, 8.75%, 3/31/13 .......................................     Netherlands       9,220,000       9,283,802
        Term Loan K2, 8.75%, 12/31/13 ......................................     Netherlands       9,220,000       9,283,802
   d WideOpenWest Finance LLC, Term Loan B, 9.00%, 4/29/13 .................    United States      1,500,000       1,500,000
                                                                                                                ------------
                                                                                                                 172,786,802
                                                                                                                ------------
     CASINOS/GAMING 2.9%
     Ameristar Casinos Inc., Term Loan B, 6.50%, 11/10/12 ..................    United States      2,423,888       2,442,988
     Boyd Gaming Corp., Term Loan B, 6.479 - 6.61%, 6/30/11 ................    United States      1,440,209       1,456,368
     CCM Merger Inc. (MotorCity Casino), Term Loan B, 6.80 - 6.965%, 7/23/12    United States      5,241,522       5,259,028
     Global Cash Access LLC, Term Loan B, 6.75%, 3/10/10 ...................    United States      2,895,211       2,929,288
     Greektown Casinos LLC, Term Loan B, 7.55%, 12/03/12 ...................    United States      5,629,827       5,690,179
     Isle of Capri Black Hawk LLC, Term Loan, 6.68 - 7.03%, 10/24/11 .......    United States      4,025,764       4,052,818


                                                          Semiannual Report | 51

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                            COUNTRY         AMOUNT c        VALUE
-----------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
a,b SENIOR FLOATING RATE INTERESTS (CONTINUED)
    CASINOS/GAMING (CONTINUED)
    Penn National Gaming Inc.,
       Term Loan A, 6.26 - 6.46%, 10/03/11 .......................    United States    $ 2,534,884    $ 2,550,930
       Term Loan B, 6.26 - 6.86%, 10/03/12 .......................    United States      7,957,506      8,075,914
    Venetian Casino Resorts,
       Delay Draw, 6.73%, 8/17/11 ................................    United States      2,393,162      2,425,733
       Term Loan B, 6.73%, 8/17/11 ...............................    United States     11,606,838     11,764,807
     d VML US Finance LLC,
       Delay Draw, 9.50%, 4/04/12 ................................    United States      4,966,667      4,977,891
       Term Loan B, 9.50%, 4/04/13 ...............................    United States      9,933,333     10,054,123
    Wembley Inc., Term Loan B, 6.82 - 6.99%, 7/18/11 .............    United States      2,970,000      3,015,708
                                                                                                      -----------
                                                                                                       64,695,775
                                                                                                      -----------
    CATALOG/SPECIALTY DISTRIBUTION 0.1%
    Affinity Group Inc., Term Loan, 7.31 - 7.50%, 6/17/09 ........    United States      1,564,643      1,583,153
    Oriental Trading Co. Inc., Term Loan B, 6.813 - 7.25%, 8/04/10    United States      1,727,757      1,738,693
                                                                                                      -----------
                                                                                                        3,321,846
                                                                                                      -----------
    CHEMICALS: MAJOR DIVERSIFIED 2.4%
    Basell B.V.,
       Term Loan B4, 7.31%, 8/01/13 ..............................     Netherlands         183,333        186,014
       Term Loan C4, 7.668%, 8/01/14 .............................     Netherlands         183,333        185,995
    Basell USA Inc.,
       Term Loan B2, 7.31%, 8/01/13 ..............................    United States        916,667        930,068
       Term Loan C2, 7.668%, 8/01/14 .............................    United States        916,667        929,977
    BCP Crystal US Holdings Corp. (Celanese), Term Loan B, 6.979%,
     4/06/11 .....................................................    United States     14,721,208     14,876,664
    Huntsman International LLC, Term Loan B, 6.679%, 8/16/12 .....    United States     18,602,712     18,694,610
    Ineos US Finance LLC,
       Term Loan B2, 7.339%, 12/16/13 ............................    United States      3,600,000      3,644,280
       Term Loan C2, 7.839%, 12/23/14 ............................    United States      3,600,000      3,645,072
    Invista Canada Co., Term Loan B2, 6.75%, 4/29/11 .............       Canada          4,018,564      4,048,945
    Invista SARL, Term Loan B1, 6.75%, 4/29/11 ...................     Luxembourg        7,905,346      7,965,110
                                                                                                      -----------
                                                                                                       55,106,735
                                                                                                      -----------
    CHEMICALS: SPECIALTY 2.5%
    Brenntag Holding GM,
       Acquisition Facility, 7.44%, 12/23/13 .....................       Germany           922,909        937,676
       Term Loan B2, 7.44%, 12/23/13 .............................    United States      3,777,091      3,837,826
    Columbian Chemicals Co., Term Loan B, 6.688%, 3/16/13 ........    United States      2,000,000      2,016,300
    Compass Minerals Group Inc., Term Loan, 6.48 - 6.50%, 12/22/12    United States      6,492,300      6,536,318
    Hexion Specialty Chemicals Inc.,
       Tranche B-1, 7.50%, 5/31/12 ...............................    United States      4,145,455      4,189,189
       Tranche B-3 Credit Link, 4.729%, 5/31/12 ..................    United States      1,090,909      1,102,418
    ISP Chemco Inc., Term Loan, 6.50%, 2/16/13 ...................    United States      4,400,000      4,444,660
    Nalco Co., Term Loan B, 6.48 - 6.60%, 11/04/10 ...............    United States     14,354,919     14,511,675


52 | Semiannual Report

Franklin Investors Securities Trust

---------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                COUNTRY          AMOUNT c        VALUE
---------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
a,b SENIOR FLOATING RATE INTERESTS (CONTINUED)
    CHEMICALS: SPECIALTY (CONTINUED)
    Polymer Group Inc., Term Loan, 7.215%, 11/22/12 ..................    United States    $ 2,394,000    $ 2,409,896
    Resolution Europe B.V. (Hexion), Tranche B-2, 7.50%, 5/31/12 .....     Netherlands       6,279,818      6,346,070
    Rockwood Specialties Group Inc., Term Loan E, 7.126%, 7/30/12 ....    United States      9,944,525     10,068,136
                                                                                                          -----------
                                                                                                           56,400,164
                                                                                                          -----------
    COAL 0.5%
    Alpha Natural Resources LLC, Term Loan B, 6.32%, 10/26/12 ........    United States      5,685,750      5,727,142
    Foundation Coal, Term Loan B, 6.44 - 6.75%, 7/30/11 ..............    United States      2,010,549      2,038,355
    Walter Industries Inc., Term Loan B, 6.69 - 7.12%, 10/03/12 ......    United States      2,824,011      2,847,168
                                                                                                          -----------
                                                                                                           10,612,665
                                                                                                          -----------
    COMMERCIAL PRINTING/FORMS 0.3%
    American Reprographics, Term Loan C, 6.70 - 8.50%, 6/18/09 .......    United States      3,540,634      3,564,994
    Merrill Communications LLC, Term Loan B, 7.229 - 7.25%, 5/15/11 ..    United States      2,793,000      2,814,534
                                                                                                          -----------
                                                                                                            6,379,528
                                                                                                          -----------
    CONSTRUCTION MATERIALS 0.5%
    Gibraltar Industries Inc., Term Loan B, 6.688 - 8.50%, 12/08/10 ..    United States      4,588,500      4,621,996
    St. Marys Cement Inc., Term Loan B, 6.979%, 12/04/09 .............       Canada          7,336,012      7,450,638
                                                                                                          -----------
                                                                                                           12,072,634
                                                                                                          -----------
    CONSUMER SUNDRIES 0.5%
    Central Garden & Pet Co., Term Loan B, 6.34 - 6.53%, 9/30/12 .....    United States      3,928,758      3,950,955
    Meow Mix Co., Term Loan B, 8.18%, 7/13/11 ........................    United States      2,760,716      2,778,606
 d  Nutro Products Inc., Term Loan B, 8.75%, 4/23/13 .................    United States      4,800,000      4,847,232
                                                                                                          -----------
                                                                                                           11,576,793
                                                                                                          -----------
    CONTAINERS/PACKAGING 2.8%
    ACI Operations Property Ltd. (Owens Illinois), Term Loan A, 6.61%,
     4/01/07 .........................................................      Australia        7,207,388      7,240,109
    Atlantis Plastics Inc., First Lien Term Loan, 7.59%, 9/22/11 .....    United States      2,722,500      2,749,535
    Berry Plastics Corp., Term Loan, 6.84%, 12/02/11 .................    United States      5,659,738      5,750,464
    BSN Glasspack S.A. (Owens Illinois), Term Loan C-1, 6.78%, 4/01/08       France          1,693,704      1,702,646
    Crown Americas LLC, Term Loan B, 6.44%, 11/15/12 .................    United States      2,000,000      2,012,580
    Graham Packaging Co.,
       First Lien Term Loan, 6.938 - 7.25%, 10/07/11 .................    United States     16,800,304     17,038,869
       Incremental Term Loan B, 7.375%, 10/07/11 .....................    United States      1,300,000      1,318,499
    Graphic Packaging International Corp., Term Loan C, 6.99 - 7.62%,
     8/08/10 .........................................................    United States      3,635,583      3,694,952
    Intertape Polymer Group Inc., Term Loan B, 7.14 - 7.278%, 7/28/11     United States      9,456,000      9,573,538
    Owens-Brockway Glass Container Inc., Term Loan B, 6.71%, 4/01/08 .    United States      4,911,445      4,938,704
    Smurfit-Stone Container Canada Inc.,
       Term Loan C, 7.125%, 11/01/11 .................................       Canada          1,684,989      1,714,072
       Term Loan C-1, 7.125%, 11/01/11 ...............................       Canada            528,545        537,615
    Smurfit-Stone Container Enterprises,
       L/C Term Loan, 4.73%, 11/01/10 ................................    United States        696,649        708,687
       Term Loan B, 7.125 - 7.25%, 11/01/11 ..........................    United States      4,966,900      5,052,629
                                                                                                          -----------
                                                                                                           64,032,899
                                                                                                          -----------


                                                          Semiannual Report | 53

Franklin Investors Securities Trust

----------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                            COUNTRY        AMOUNT c        VALUE
----------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
a,b SENIOR FLOATING RATE INTERESTS (CONTINUED)
    DATA PROCESSING SERVICES 0.2%
    InfoUSA Inc., Term Loan B, 6.75%, 2/14/12 ...................    United States    $ 4,690,587    $ 4,718,824
                                                                                                     -----------
    DEPARTMENT STORES 0.5%
    Neiman Marcus Group Inc., Term Loan, 7.34%, 4/06/13 .........    United States      6,455,696      6,559,310
    Sears Canada Inc., Delay Draw, 6.712%, 12/22/12 .............       Canada          5,600,000      5,649,840
                                                                                                     -----------
                                                                                                      12,209,150
                                                                                                     -----------
    DIVERSIFIED TELECOMMUNICATION SERVICES 1.9%
    Alaska Communications Systems Holdings Inc.,
       2006-1 Incremental Facility Loan, 6.729%, 2/01/12 ........    United States        500,000        503,475
       Incremental Term Loan, 6.729%, 2/01/12 ...................    United States      1,728,567      1,744,556
       Term Loan, 6.729%, 2/01/12 ...............................    United States      8,357,133      8,434,437
    Cincinnati Bell Inc., Term Loan, 6.21 - 6.514%, 8/31/12 .....    United States      3,980,000      4,010,288
    Consolidated Communications Inc., Term Loan D, 6.52 - 6.729%,
     10/14/11 ...................................................    United States      4,214,286      4,257,103
    Hawaiian Telecom Communications Inc.,
     g Term Loan A, 7.23%, 4/30/12 ..............................    United States      2,000,000      2,003,820
       Term Loan B, 7.23%, 10/31/12 .............................    United States      4,345,000      4,389,623
    Qwest Corp., Term Loan A, 9.651%, 6/30/07 ...................    United States      1,600,000      1,627,568
    Wind Telecomunicazioni SpA,
       Term Loan B, 8.282%, 9/30/13 .............................        Italy          5,850,000      5,873,751
       Term Loan C, 7.305%, 9/30/14 .............................        Italy          5,850,000      5,889,546
     h Winstar Communications Inc., DIP, 2/20/49 ................    United States      2,837,576      4,000,982
                                                                                                     -----------
                                                                                                      42,735,149
                                                                                                     -----------
    DRUG STORE CHAINS 0.1%
    The Jean Coutu Group Inc. (PJC), Term Loan B, 7.50 - 7.625%,
     7/30/11 ....................................................       Canada          3,169,331      3,197,633
                                                                                                     -----------
    ELECTRIC UTILITIES 3.4%
    Allegheny Energy Supply Co. LLC, Term Loan C, 6.16 - 6.43%,
     3/08/11 ....................................................    United States      4,975,104      4,980,626
    Astoria Generating Co. Acquisitions LLC,
       L/C Term Loan, 6.94%, 2/23/11 ............................    United States        604,061        612,083
       Term Loan B, 6.87 - 6.94%, 2/23/13 .......................    United States      2,795,939      2,834,747
  d LSP General Finance Co. LLC,
       Delay Draw, 8.50%, 5/04/13 ...............................    United States        197,980        199,494
       Term Loan, 8.50%, 5/04/13 ................................    United States      4,702,020      4,737,991
    Midwest Generation LLC, Term Loan, 6.50 - 6.86%, 4/27/11 ....    United States      2,679,069      2,728,123
    Mirant North America LLC, Term Loan, 6.599%, 1/03/13 ........    United States      2,693,250      2,720,209
    NRG Energy Inc.,
       Credit Link, 6.979%, 2/01/13 .............................    United States      8,126,473      8,229,517
       Term Loan B, 6.82%, 2/01/13 ..............................    United States     33,643,527     34,069,790
    Pike Electric Inc.,
       Term Loan B, 6.375%, 7/02/12 .............................    United States      2,630,588      2,658,604
       Term Loan C, 6.438%, 12/10/12 ............................    United States      1,497,412      1,515,201
    Plum Point Energy Associates LLC,
       L/C Term Loan, 8.167%, 3/14/14 ...........................    United States        680,000        684,964
       Term Loan, 8.25%, 3/14/14 ................................    United States      2,820,000      2,840,586


54 | Semiannual Report

Franklin Investors Securities Trust

--------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                COUNTRY        AMOUNT c         VALUE
--------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
a,b SENIOR FLOATING RATE INTERESTS (CONTINUED)
    ELECTRIC UTILITIES (CONTINUED)
    Quanta Services Inc., Term Loan B, 4.93 - 7.92%, 6/19/08 ........    United States    $ 4,900,000    $ 4,951,009
    Thermal North America Inc., Term Loan B, 6.73%, 10/12/13 ........    United States      3,087,449      3,090,877
                                                                                                         -----------
                                                                                                          76,853,821
                                                                                                         -----------
    ELECTRICAL PRODUCTS 0.2%
    Enersys Capital Inc., Term Loan D, 6.671 - 7.03%, 3/17/11 .......    United States      4,874,512      4,936,077
                                                                                                         -----------
    ELECTRONICS/APPLIANCES 1.4%
    DEI Sales Inc., Term Loan, 7.02 - 9.00%, 6/17/10 ................    United States      3,607,110      3,647,509
    Eastman Kodak Co., Term Loan B1, 7.101 - 7.33%, 10/18/12 ........    United States     12,585,634     12,711,616
    Jarden Corp.,
       Term Loan B1, 6.99%, 1/24/12 .................................    United States        760,701        768,073
       Term Loan B2, 6.74%, 1/24/12 .................................    United States     10,559,935     10,631,953
    Oreck Corp., Term Loan B, 7.73%, 2/02/12 ........................    United States      3,241,471      3,255,701
                                                                                                         -----------
                                                                                                          31,014,852
                                                                                                         -----------
    ENGINEERING & CONSTRUCTION 0.1%
    Washington Group International Inc., Synthetic Term Loan, 4.879%,
     6/13/10 ........................................................    United States      2,900,000      2,910,962
                                                                                                         -----------
    ENVIRONMENTAL SERVICES 1.9%
    Allied Waste North America Inc.,
       Credit Link, 4.88%, 1/15/12 ..................................    United States      7,031,200      7,053,278
     g Revolver, 7.60 - 9.50%, 1/15/10 ..............................    United States        119,806        118,914
       Term Loan B, 6.48 - 6.86%, 1/15/12 ...........................    United States     18,110,178     18,167,044
    Duratek Inc., Term Loan B, 7.813 - 7.938%, 12/16/09 .............    United States      1,958,663      1,965,009
    Envirocare of Utah LLC, Term Loan B, 7.85%, 4/12/10 .............    United States      5,465,909      5,535,436
    EnviroSolutions Inc., Term Loan B, 8.39 - 8.545%, 7/07/12 .......    United States      5,661,764      5,738,990
    IESI Corp., Term Loan B, 6.52 - 6.818%, 1/21/12 .................    United States      1,800,000      1,820,988
    Synagro Technologies Inc.,
       Delay Draw, 7.325%, 4/29/12 ..................................    United States        471,429        473,842
       Term Loan B, 7.34%, 4/29/12 ..................................    United States      2,828,571      2,843,054
                                                                                                         -----------
                                                                                                          43,716,555
                                                                                                         -----------
    FINANCE/RENTAL/LEASING 1.0%
  d Avis Budget Car Rental, Term Loan, 8.00%, 4/19/12 ...............    United States      8,400,000      8,379,168
    Baker Tanks Inc., Term Loan, 7.20 - 7.50%, 11/23/12 .............    United States      1,430,313      1,446,375
    Hertz Corp.,
       Credit Link, 4.93%, 12/21/12 .................................    United States      1,200,000      1,208,604
       Term Loan B, 6.96 - 7.26%, 12/21/12 ..........................    United States      8,173,116      8,231,717
    J.G. Wentworth LLC, Term Loan, 8.545%, 4/12/11 ..................    United States      3,300,000      3,349,896
                                                                                                         -----------
                                                                                                          22,615,760
                                                                                                         -----------
    FINANCIAL CONGLOMERATES 1.2%
    Fidelity National Information Services Inc., Term Loan B, 6.602%,
     3/09/13 ........................................................    United States     26,125,221     26,349,898
                                                                                                         -----------


                                                          Semiannual Report | 55

Franklin Investors Securities Trust

----------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                COUNTRY         AMOUNT c         VALUE
----------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    LONG TERM INVESTMENTS (CONTINUED)
a,b SENIOR FLOATING RATE INTERESTS (CONTINUED)
    FOOD DISTRIBUTORS 0.4%
    OSI Group LLC,
       Dutch Term Loan, 6.829 - 6.979%, 9/02/11 ......................     Netherlands     $ 2,243,611    $ 2,271,903
       German Term Loan, 6.829 - 6.979%, 9/02/11 .....................       Germany         1,794,889      1,817,522
       U.S. Term Loan, 6.829 - 6.979%, 9/02/11 .......................    United States      4,038,500      4,089,426
                                                                                                          -----------
                                                                                                            8,178,851
                                                                                                          -----------
    FOOD: MAJOR DIVERSIFIED 1.6%
    Birds Eye Foods Inc. (Agrilink Foods), Term Loan B, 7.75%, 6/30/08    United States      7,332,119      7,405,146
    Chiquita Brands LLC, Term Loan C, 7.00%, 6/28/12 .................    United States      5,161,000      5,187,889
    Del Monte Corp., Term Loan B, 6.50%, 2/08/12 .....................    United States      3,168,000      3,175,128
    Dole Food Co. Inc., Term Loan B, 6.688 - 8.50%, 4/12/13 ..........       Bermuda         1,541,441      1,540,532
    Dunkin Brands Inc., Term Loan B, 7.326%, 3/01/13 .................    United States      3,200,000      3,201,024
    Pinnacle Foods Holding Corp., Term Loan B, 8.20 - 8.24%, 11/25/10     United States     10,263,825     10,419,835
    Solvest Ltd. (Dole),
       L/C, 4.92%, 4/12/13 ...........................................       Bermuda           685,085        684,681
       Term Loan C, 6.688 - 8.50%, 4/12/13 ...........................       Bermuda         5,138,138      5,135,106
                                                                                                          -----------
                                                                                                           36,749,341
                                                                                                          -----------
    FOOD: MEAT/FISH/DAIRY 0.3%
    American Seafood Group LLC,
       Term Loan B1, 6.729%, 9/30/12 .................................    United States        660,244        668,418
       Term Loan B2, 6.858%, 10/05/12 ................................    United States        468,397        474,196
     d Bumble Bee Foods LLC, Term Loan B, 8.50%, 5/02/12 .............    United States      2,000,000      2,009,620
    Michael Foods Inc., Term Loan B1, 6.671 - 7.032%, 11/21/10 .......    United States      2,738,255      2,768,813
                                                                                                          -----------
                                                                                                            5,921,047
                                                                                                          -----------
    FOOD: SPECIALTY/CANDY 0.4%
    Otis Spunkmeyer Inc., Term Loan B, 7.59 - 7.75%, 6/30/11 .........    United States      5,984,296      6,048,687
    Reddy Ice Group Inc., Term Loan, 6.795%, 4/12/12 .................    United States      3,985,000      4,023,575
                                                                                                          -----------
                                                                                                           10,072,262
                                                                                                          -----------
    FOREST PRODUCTS 0.2%
    Roseburg Forest Products (RLC Industries), Term Loan B, 6.479%,
     2/24/10 .........................................................    United States      3,376,607      3,392,882
                                                                                                          -----------
    HOME FURNISHINGS 1.0%
    Knoll Inc., Term Loan, 6.729%, 10/03/12 ..........................    United States      3,456,806      3,497,424
    National Bedding Co. LLC, Term Loan, 6.91 - 6.92%, 8/31/11 .......    United States      7,127,735      7,189,532
    Sealy Mattress Co., Term Loan D, 6.50 - 6.79%, 4/14/13 ...........    United States      5,326,267      5,379,157
    Simmons Holdings Inc., Term Loan C, 7.25%, 12/19/11 ..............    United States      6,518,089      6,606,474
                                                                                                          -----------
                                                                                                           22,672,587
                                                                                                          -----------
    HOME IMPROVEMENT CHAINS 0.2%
    Harbor Freight Tools USA Inc., Term Loan B, 6.651%, 7/31/10 ......    United States      3,503,235      3,507,649
                                                                                                          -----------
    HOMEBUILDING 0.9%
    CONTECH Construction Products Inc., Term Loan B, 6.80 - 7.00%,
     12/07/10 ........................................................    United States      2,072,482      2,096,544
    Propex Fabrics Inc., Term Loan B, 7.00%, 7/31/12 .................    United States      2,102,692      2,123,467

56 | Semiannual Report

Franklin Investors Securities Trust

---------------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                      COUNTRY         AMOUNT c         VALUE
---------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
a,b SENIOR FLOATING RATE INTERESTS (CONTINUED)
    HOMEBUILDING (CONTINUED)
    Stile Acquisition Corp. (Masonite), Canadian Term Loan, 6.979 - 7.108%,
     4/05/13 ...............................................................       Canada        $ 8,416,537    $ 8,356,948
    Stile U.S. Acquisition Corp. (Masonite), U.S. Term Loan, 6.979 - 7.108%,
     4/05/13 ...............................................................    United States      8,430,875      8,371,184
                                                                                                                -----------
                                                                                                                 20,948,143
                                                                                                                -----------
    HOSPITAL/NURSING MANAGEMENT 2.0%
    Community Health Systems Inc., Term Loan B, 6.56%, 8/19/11 .............    United States      1,451,448      1,470,564
    Iasis Healthcare LLC, Term Loan B, 6.777 - 7.264%, 6/22/11 .............    United States     12,526,875     12,680,079
    LifePoint Hospitals Inc., Term Loan B, 6.185%, 4/15/12 .................    United States     18,399,292     18,546,854
    MedCath Corp., Term Loan B, 7.498 - 9.00%, 6/30/11 .....................    United States        794,250        796,093
    Vanguard Health Holding Co. II LLC, Term Loan C, 6.95%, 9/23/11 ........    United States     11,361,728     11,519,724
                                                                                                                -----------
                                                                                                                 45,013,314
                                                                                                                -----------
    HOTEL/RESORTS/CRUISELINES 0.4%
    Flag Luxury Properties (Anguilla) LLC, First Lien Term Loan, 8.19%,
     3/21/11 ...............................................................    United States      1,800,000      1,816,686
    Hilton Hotels Corp., Term Loan B, 6.145 - 6.375%, 2/22/13 ..............    United States      4,950,000      4,975,146
    Kuilima Resort Co. (Turtle Bay), First Lien Term Loan, 7.75%, 9/30/10 ..    United States      2,671,177      2,685,708
                                                                                                                -----------
                                                                                                                  9,477,540
                                                                                                                -----------
    HOUSEHOLD/PERSONAL CARE 0.8%
    Acco Brands Corp., Term Loan B, 6.52 - 6.827%, 8/17/12 .................    United States      4,090,654      4,102,476
    American Safety Razor Co., Term Loan B, 7.56%, 2/20/12 .................    United States      1,392,083      1,406,756
    Prestige Brands Inc., Term Loan B, 7.23 - 9.00%, 4/06/11 ...............    United States      4,507,263      4,568,300
    Spectrum Brands Inc., Term Loan B, 7.03 - 7.61%, 2/06/12 ...............    United States      8,033,579      8,093,831
                                                                                                                -----------
                                                                                                                 18,171,363
                                                                                                                -----------
    INDUSTRIAL CONGLOMERATES 1.2%
    Amsted Industries Inc., Term Loan B, 6.94 - 7.01%, 4/05/13 .............    United States      2,100,000      2,120,433
    Day International Group Inc., Term Loan B, 7.48%, 12/05/12 .............    United States      1,932,266      1,955,994
    FCI USA,
       Term Loan B 1, 7.725%, 11/01/13 .....................................    United States      2,650,000      2,685,404
       Term Loan C 1, 8.225%, 10/31/14 .....................................    United States      2,650,000      2,684,424
       Term Loan D 1, 10.475%, 5/01/15 .....................................    United States        700,000        716,961
    Invensys (BTR Dunlop),
       Bonding Facility, 7.841%, 3/05/09 ...................................    United States      3,854,127      3,889,816
       Term Loan B, 8.501%, 9/04/09 ........................................    United States        695,422        703,552
    Sensata Technologies B.V., Term Loan B, 6.86%, 4/27/13 .................    United States      5,300,000      5,331,959
    TriMas Corp., Term Loan B, 8.75 - 8.875%, 12/31/09 .....................    United States      6,009,833      6,115,005
                                                                                                                -----------
                                                                                                                 26,203,548
                                                                                                                -----------
    INDUSTRIAL MACHINERY 1.7%
    CI Acquisition Inc. (Chart Industries), Term Loan B, 6.625%, 10/17/12 ..    United States      1,888,889      1,904,359
    Colfax Corp., Term Loan B, 7.00%, 11/30/11 .............................    United States      3,950,944      3,993,772
    Dresser Inc.,
       Term Loan C, 7.50%, 4/10/09 .........................................    United States        533,537        542,651
       Unsecured Term Loan, 7.99%, 3/01/10 .................................    United States      2,750,000      2,796,978


                                                          Semiannual Report | 57

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------
                                                                                              PRINCIPAL
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                   COUNTRY         AMOUNT c       VALUE
-----------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
a,b SENIOR FLOATING RATE INTERESTS (CONTINUED)
    INDUSTRIAL MACHINERY (CONTINUED)
    Flowserve Corp., Term Loan B, 6.50 - 6.75%, 8/10/12 ................    United States    $ 5,676,440    $ 5,733,375
    Mueller Group, Term Loan B, 7.06 - 7.376%, 10/03/12 ................    United States      9,750,815      9,809,222
    Rexnord Corp., Term Loan, 6.93 - 8.75%, 11/25/09 ...................    United States      5,536,472      5,561,110
    Sensus Metering Systems Inc.,
       Term Loan B1, 7.22 - 7.58%, 12/17/10 ............................    United States      7,351,863      7,410,678
       Term Loan B2, 7.22 - 7.44%, 12/17/10 ............................    United States        976,546        984,358
                                                                                                            -----------
                                                                                                             38,736,503
                                                                                                            -----------
    INDUSTRIAL SPECIALTIES 0.1%
    Babcock and Wilcox Co., Synthetic L/C, 4.879%, 2/22/12 .............    United States      1,800,000      1,816,380
                                                                                                            -----------
    INFORMATION TECHNOLOGY SERVICES 0.3%
    Transfirst Holdings, Term Loan B, 7.563%, 3/31/10 ..................    United States      7,242,605      7,256,293
                                                                                                            -----------
    INSURANCE BROKERS/SERVICES 0.2%
    Alliant Resources Group Inc., First Lien Term Loan, 7.875%, 11/30/11    United States      2,693,250      2,701,303
    HMSC Holdings Corp. (Swett & Crawford), First Lien Term Loan,
     7.827%, 11/11/11 ..................................................    United States      2,300,000      2,319,343
                                                                                                            -----------
                                                                                                              5,020,646
                                                                                                            -----------
    INVESTMENT BANKS/BROKERS 0.9%
    Ameritrade Holding Corp., Term Loan B, 6.49%, 12/31/12 .............    United States     16,200,000     16,284,888
    LPL Holdings Inc., Term Loan B, 7.96 - 8.229%, 6/28/13 .............    United States      3,241,875      3,277,335
                                                                                                            -----------
                                                                                                             19,562,223
                                                                                                            -----------
    LIFE/HEALTH INSURANCE 0.2%
    Conseco Inc., Term Loan, 6.651%, 6/22/10 ...........................    United States      4,844,036      4,893,542
                                                                                                            -----------
    MANAGED HEALTH CARE 0.2%
    Multiplan Inc., Term Loan B, 6.86%, 4/12/13 ........................    United States      3,400,000      3,433,252
                                                                                                            -----------
    MARINE SHIPPING 0.2%
    Horizon Lines LLC, Term Loan C, 7.17%, 7/07/11 .....................    United States      4,224,750      4,285,417
    US Shipping Partners LP, Term Loan, 6.979%, 4/25/09 ................    United States      1,223,469      1,234,897
                                                                                                            -----------
                                                                                                              5,520,314
                                                                                                            -----------
    MEDIA CONGLOMERATES 0.5%
    Liberty Group Operating Inc., Term Loan B, 7.25%, 2/28/12 ..........    United States      6,843,353      6,923,010
    Quebecor Media Inc., Term Loan B, 7.068%, 1/17/13 ..................       Canada          4,189,500      4,229,133
                                                                                                            -----------
                                                                                                             11,152,143
                                                                                                            -----------
    MEDICAL DISTRIBUTORS 0.2%
    VWR International Inc., Term Loan B, 7.34%, 4/07/11 ................    United States      4,066,242      4,131,017
                                                                                                            -----------
    MEDICAL SPECIALTIES 0.4%
  d AGA Medical Corp., Term Loan B, 9.00%, 4/28/13 .....................    United States      3,200,000      3,224,352
  d DJ Orthopedics LLC, Term Loan B, 6.563%, 4/07/13 ...................    United States      5,300,000      5,320,193
                                                                                                            -----------
                                                                                                              8,544,545
                                                                                                            -----------


58 | Semiannual Report

Franklin Investors Securities Trust

----------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                  COUNTRY        AMOUNT c         VALUE
----------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
a,b SENIOR FLOATING RATE INTERESTS (CONTINUED)
    MEDICAL/NURSING SERVICES 3.5%
    AmeriPath Inc., Term Loan B, 6.83%, 10/31/12 ......................    United States    $ 1,500,000    $ 1,517,880
    AMR Holdco/Emcare Holdco, Term Loan B, 6.78 - 6.97%, 2/10/12 ......    United States      4,775,619      4,843,098
    DaVita Inc., Term Loan B, 6.69 - 7.11%, 10/05/12 ..................    United States     22,219,863     22,507,388
    Fresenius Medical Care Holdings Inc., Term Loan B, 6.354 - 6.403%,
     3/31/13 ..........................................................    United States     21,800,000     21,864,964
    HealthSouth Corp., Term Loan B, 8.15%, 3/10/13 ....................    United States      8,700,000      8,795,265
    National Renal Institutes Inc., Term Loan B, 9.00%, 3/31/13 .......    United States      1,550,000      1,567,453
    Radiation Therapy Services Inc., Term Loan B, 6.527 - 8.75%,
     12/15/12 .........................................................    United States      2,294,250      2,297,623
    Renal Advantage Inc., Term Loan B, 7.42%, 10/06/12 ................    United States      5,388,711      5,456,393
    Team Finance LLC, Term Loan B, 7.27%, 11/23/12 ....................    United States      3,491,250      3,514,222
    US Oncology Inc., Term Loan B, 6.913 - 7.02%, 8/20/11 .............    United States      5,850,028      5,907,475
                                                                                                           -----------
                                                                                                            78,271,761
                                                                                                           -----------
    METAL FABRICATION 0.1%
    John Maneely Co., Term Loan, 8.09%, 3/29/13 .......................    United States      1,700,000      1,726,775
                                                                                                           -----------
    MISCELLANEOUS COMMERCIAL SERVICES 3.6%
    Acosta Inc., Term Loan B, 7.13%, 12/06/12 .........................    United States      5,586,000      5,664,036
    Affiliated Computer Services Inc., Term Loan B, 6.429%, 3/20/13 ...    United States      2,793,000      2,817,383
    Alliance Laundry Systems LLC, Term Loan B, 7.09%, 1/27/12 .........    United States      4,016,023      4,063,853
  d Audatex North America Inc., Term Loan B, 7.30%, 4/13/13 ...........    United States      2,150,000      2,181,347
    Buhrmann US Inc., Term Loan D-1, 6.44 - 6.67%, 12/23/10 ...........    United States     11,049,040     11,108,815
    CCC Information Services Group Inc., Term Loan B, 7.58%, 2/10/13 ..    United States      3,502,343      3,552,689
    Coinmach Corp., Term Loan B-1, 7.375 - 9.25%, 12/19/12 ............    United States      3,096,873      3,136,575
    Global Imaging Systems Inc., Term Loan B, 6.07 - 6.46%, 5/10/10 ...    United States      8,837,032      8,895,091
    JohnsonDiversey Inc., Term Loan B, 7.19 - 7.32%, 12/16/11 .........    United States     10,869,711     10,892,864
    Language Lines Inc., Term Loan B, 9.29 - 9.35%, 6/11/11 ...........    United States      4,549,993      4,606,049
    LVI Services Inc., Term Loan B, 7.34%, 11/16/11 ...................    United States      1,374,250      1,386,426
    Open Solutions Inc., First Lien Term Loan, 7.33%, 9/03/11 .........    United States      5,245,172      5,293,481
    RGIS Holdings LLC, Term Loan B, 7.479%, 12/31/12 ..................    United States      6,683,250      6,734,978
    Workflow Management Inc., Term Loan B, 9.126%, 11/30/11 ...........    United States      5,530,000      5,569,927
    Worldspan LP, Term Loan B, 7.50 - 7.938%, 2/11/10 .................    United States      5,286,510      5,319,550
                                                                                                           -----------
                                                                                                            81,223,064
                                                                                                           -----------
    MOVIES/ENTERTAINMENT 5.3%
    24 Hour Fitness Inc., Term Loan B, 7.70 - 8.00%, 5/26/12 ..........    United States      4,000,000      4,031,960
    AMC Entertainment Inc., Term Loan, 7.114%, 1/26/13 ................    United States      4,887,750      4,945,474
    Century Theaters Inc., Term Loan B, 6.695%, 3/01/13 ...............    United States      3,300,000      3,332,604
    Cinemark USA Inc., Term Loan C, 6.53%, 3/31/11 ....................    United States      2,802,498      2,850,477
    Cinram International Inc., Term Loan D, 7.07%, 9/30/09 ............       Canada          6,295,985      6,299,133
    Hallmark Entertainment LLC, Term Loan B, 7.55%, 12/31/11 ..........    United States      4,100,000      4,155,801
    Houston Ltd. Partners NFL Holdings LP, Term Loan B, 5.75 - 6.188%,
     1/05/10 ..........................................................    United States      2,875,000      2,875,949
    Metro-Goldwyn-Mayer Inc., Term Loan B, 7.229%, 4/08/12 ............    United States     26,800,000     27,183,776
    Minnesota Hockey Ventures Group LP (Holding Co.), Term Loan, 9.21%,
     12/29/08 .........................................................    United States      1,250,000      1,256,250


                                                          Semiannual Report | 59

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                  COUNTRY        AMOUNT c         VALUE
-----------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
a,b SENIOR FLOATING RATE INTERESTS (CONTINUED)
    MOVIES/ENTERTAINMENT (CONTINUED)
    Minnesota Wild Hockey Club LP (Operating Co.), Term Loan, 7.74%,
     12/29/08 .........................................................    United States    $   958,333    $    964,323
    Panavision Inc., First Lien Term Loan, 8.00 - 8.126%, 4/06/11 .....    United States      1,000,000       1,011,230
    Rainbow National Services LLC, Term Loan B, 7.563%, 3/31/12 .......    United States      9,449,000       9,563,805
    Regal Cinemas Inc., Term Loan B, 6.479%, 11/10/10 .................    United States     19,872,399      19,973,947
    SFX Entertainment Inc. (Clear Channel), Term Loan B, 7.23%, 6/21/13    United States      4,987,761       5,014,595
    WMG Acquisition Corp. (Warner Music), Term Loan B, 6.58 - 7.205%,
     3/01/11 ..........................................................    United States     26,533,364      26,810,903
                                                                                                           ------------
                                                                                                            120,270,227
                                                                                                           ------------
    OIL & GAS PIPELINES 1.0%
    El Paso Corp.,
       L/C Term Loan, 4.73%, 11/23/09 .................................    United States      3,187,500       3,221,638
       Term Loan B, 7.75%, 11/23/09 ...................................    United States      4,653,750       4,707,919
    Epco Holdings Inc., Term Loan C, 7.00 - 7.221%, 8/18/10 ...........    United States      1,683,000       1,706,535
    MGG Holdings (Magellan Midstream), Term Loan B, 6.93%, 12/16/10 ...    United States      5,284,505       5,344,009
    Targa Resources Inc.,
       Synthetic L/C, 7.104%, 10/31/12 ................................    United States      1,548,387       1,562,694
       Term Loan, 7.229 - 7.376%, 10/31/12 ............................    United States      6,419,355       6,478,670
                                                                                                           ------------
                                                                                                             23,021,465
                                                                                                           ------------
    OIL & GAS PRODUCTION 0.2%
    Dresser-Rand Group Inc., Term Loan B, 6.778 - 7.11%, 10/29/11 .....    United States      1,862,985       1,896,016
    MEG Energy Corp., Term Loan B, 7.00%, 4/03/13 .....................    United States      2,650,000       2,678,699
                                                                                                           ------------
                                                                                                              4,574,715
                                                                                                           ------------
    OIL REFINING/MARKETING 1.1%
    Citgo Petroleum Corp., Term Loan B, 6.213%, 11/15/12 ..............    United States      7,980,000       8,049,506
    Lyondell-Citgo Refining LP, Term Loan, 6.527%, 5/21/07 ............    United States      5,895,000       5,935,616
    SemCams Holding Co. (SemGroup), Canadian Term Loan, 7.229%,
     3/16/11 ..........................................................       Canada            586,385         592,190
    SemGroup L.P. (SemGroup), U.S. Term Loan, 7.08 - 7.16%, 3/16/11 ...    United States        834,952         843,302
    Tesoro Petroleum Corp., L/C Term Loan, 4.901%, 6/30/07 ............    United States      4,500,000       4,506,435
    Universal Compression Inc., Term Loan B, 6.48%, 2/15/12 ...........    United States      5,054,008       5,106,923
                                                                                                           ------------
                                                                                                             25,033,972
                                                                                                           ------------
    OILFIELD SERVICES/EQUIPMENT 0.3%
    Petroleum Geo-Services ASA and PGS Finance Inc., Term Loan, 7.48%,
     12/17/12 .........................................................       Norway          5,685,750       5,711,393
                                                                                                           ------------
    OTHER CONSUMER SERVICES 1.0%
    Affinion Group, Term Loan B, 7.50 - 7.679%, 10/17/12 ..............    United States     16,209,302      16,280,218
  d Protection One Inc., Term Loan B, 7.28 - 7.50%, 3/31/12 ...........    United States      1,585,985       1,594,089
    VICAR Operating Inc. (Veterinary Centers), Term Loan B, 6.375%,
     5/16/11 ..........................................................    United States      1,848,201       1,870,564


60 | Semiannual Report

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------
                                                                                              PRINCIPAL
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                   COUNTRY         AMOUNT c         VALUE
------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
a,b SENIOR FLOATING RATE INTERESTS (CONTINUED)
    OTHER CONSUMER SERVICES (CONTINUED)
    Weight Watchers,
       Additional Term Loan B, 6.577%, 3/31/10 ..........................    United States    $ 1,970,000    $ 1,981,328
       Term Loan B, 6.68%, 3/31/10 ......................................    United States        977,500        983,091
                                                                                                             -----------
                                                                                                              22,709,290
                                                                                                             -----------
    OTHER CONSUMER SPECIALTIES 2.1%
    Covalence Specialty Materials Corp., Term Loan B, 6.688%, 2/16/13 ...    United States      2,817,143      2,851,681
    Solo Cup Co., Term Loan B, 7.416 - 7.61%, 2/27/11 ...................    United States     18,627,106     18,833,308
    Tupperware Corp., Term Loan B, 6.39%, 12/05/12 ......................    United States     17,734,839     17,762,328
    Visant Holding Corp. (Jostens IH Corp.), Term Loan C, 7.068%,
     10/01/11 ...........................................................    United States      6,781,786      6,877,952
    Waterpik Technologies Inc., First Lien Term Loan, 9.00%, 6/28/13 ....    United States      1,800,000      1,818,306
                                                                                                             -----------
                                                                                                              48,143,575
                                                                                                             -----------
    OTHER PHARMACEUTICALS 0.1%
    Angiotech Pharmaceuticals Inc., Term Loan B, 6.45%, 3/23/13 .........    United States      1,500,000      1,509,795
                                                                                                             -----------
    PACKAGED SOFTWARE 1.8%
    GEAC (U.S.) Holdings Inc. (Extensity), Term Loan A-2, 7.438 - 7.625%,
     3/14/11 ............................................................    United States      2,700,000      2,702,916
    Infor Global Solutions European Finance SARL, First Lien Luxembourg
     Term Loan, 7.80%, 4/18/11 ..........................................     Luxembourg        3,272,727      3,293,934
    Magellan Holdings Inc. (InforGlobal),
       Delay Draw, 7.80%, 4/18/11 .......................................    United States        727,273        731,098
       First Lien Term Loan, 7.80%, 4/18/11 .............................    United States      1,500,000      1,507,890
    Nuance Communications Inc., Term Loan, 7.00%, 3/31/13 ...............    United States      2,000,000      2,019,420
    Serena Software Inc., Term Loan B, 7.41%, 3/10/13 ...................    United States      2,300,000      2,328,083
    SSA Global Technologies Inc., Term Loan B, 6.97%, 9/22/11 ...........    United States      3,473,750      3,504,215
    Sungard Data Systems Inc., Term Loan, 7.215%, 2/11/13 ...............    United States     23,827,940     24,100,532
                                                                                                             -----------
                                                                                                              40,188,088
                                                                                                             -----------
    PERSONNEL SERVICES 0.4%
    Allied Security Holdings LLC, Term Loan B, 8.73 - 8.86%, 6/30/10 ....    United States      2,004,430      2,026,539
    U.S. Investigations Services Inc.,
       Term Loan B, 7.43%, 10/14/12 .....................................    United States      4,232,758      4,273,350
       Term Loan C, 7.43%, 10/14/12 .....................................    United States      2,175,956      2,196,824
                                                                                                             -----------
                                                                                                               8,496,713
                                                                                                             -----------
    PRECIOUS METALS 0.1%
    Longyear Holdings Inc. (0723662 B.C. Ltd.), First Lien Term Loan,
     7.98%, 7/27/12 .....................................................       Canada            350,752        355,824
    Longyear Holdings Inc. (Boart), First Lien Term Loan, 7.98%, 7/27/12     United States      2,428,283      2,463,396
                                                                                                             -----------
                                                                                                               2,819,220
                                                                                                             -----------
    PUBLISHING: BOOKS/MAGAZINES 1.6%
    Dex Media East LLC, Term Loan B, 6.22 - 6.48%, 5/08/09 ..............    United States      4,815,901      4,821,488
    Dex Media West LLC,
       Term Loan B, 6.25 - 6.48%, 3/09/10 ...............................    United States     11,116,018     11,129,691
       Term Loan B1, 6.25 - 6.48%, 3/09/10 ..............................    United States      1,965,843      1,968,261


Semiannual Report | 61

Franklin Investors Securities Trust

--------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                               COUNTRY        AMOUNT c         VALUE
--------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
  a,b SENIOR FLOATING RATE INTERESTS (CONTINUED)
    PUBLISHING: BOOKS/MAGAZINES (CONTINUED)
    Primedia Inc., Term Loan B, 7.09%, 9/30/13 .....................    United States    $ 1,425,421    $ 1,412,478
    R.H. Donnelley Inc.,
       Term Loan A-4, 6.20 - 6.34%, 12/31/09 .......................    United States        968,332        973,067
       Term Loan D-1, 6.43 - 6.48%, 6/30/11 ........................    United States      1,745,581      1,753,715
       Term Loan D-2, 6.35 - 6.53%, 6/30/11 ........................    United States     14,629,226     14,703,103
                                                                                                        -----------
                                                                                                         36,761,803
                                                                                                        -----------
    PUBLISHING: NEWSPAPERS 0.1%
    MediaNews Group Inc., Term Loan C, 6.25%, 12/30/10 .............    United States      1,822,230      1,827,861
                                                                                                        -----------
    PULP & PAPER 2.1%
    Boise Cascade LLC, Term Loan D, 6.75%, 10/28/11 ................    United States      4,845,064      4,910,424
    Georgia-Pacific Corp.,
       Second Lien Term Loan, 7.88 - 8.029%, 12/23/13 ..............    United States      7,600,000      7,758,004
       Term Loan B, 6.88 - 6.979%, 12/20/12 ........................    United States     27,231,750     27,313,990
    NewPage Corp., Term Loan, 7.96%, 5/02/11 .......................    United States      6,848,563      6,932,252
                                                                                                        -----------
                                                                                                         46,914,670
                                                                                                        -----------
    RAILROADS 0.2%
    Helm Financial Corp., Term Loan B, 7.215%, 7/08/11 .............    United States      2,111,087      2,142,247
    RailAmerica Transportation Corp.,
       Canadian Term Loan, 7.063%, 9/29/11 .........................       Canada            208,563        211,608
       U.S. Term Loan, 7.063%, 9/29/11 .............................    United States      1,764,333      1,790,092
                                                                                                        -----------
                                                                                                          4,143,947
                                                                                                        -----------
    REAL ESTATE DEVELOPMENT 2.0%
    EH/Transeastern LLC (Technical Olympic USA), Term Loan B, 7.75%,
     7/29/08 .......................................................    United States      4,300,000      4,340,463
    Kyle Acquisition Group,
       Term Loan B, 7.00%, 7/08/10 .................................    United States      1,287,448      1,296,331
       Term Loan C, 7.00%, 7/20/10 .................................    United States      1,412,552      1,423,528
    LandSource Communities Development LLC, Term Loan B, 7.375%,
     3/31/10 .......................................................    United States      9,000,000      9,068,310
    London Arena and Waterfront Finance LLC, Term Loan A, 8.38%,
     3/08/12 .......................................................    United States      3,000,000      3,036,660
    Mattamy Group, Term Loan B, 9.00%, 4/11/13 .....................    United States      3,200,000      3,229,088
  d November 2005 Land Investors LLC (North Las Vegas), Term Loan B,
     9.50%, 5/31/11 ................................................    United States      1,200,000      1,202,724
    Pivotal Promontory LLC, Term Loan, 7.75%, 8/31/10 ..............    United States      2,380,519      2,375,805
    Rhodes Co., First Lien Term Loan, 8.309%, 11/21/10 .............    United States      4,750,000      4,769,238
    Spanish Peaks Holdings LLC,
       Synthetic Loan, 4.879%, 8/09/11 .............................    United States        840,000        843,805
       Term Loan, 7.50 - 7.79%, 8/10/11 ............................    United States      1,879,550      1,888,065
  d Standard Pacific Corp., Term Loan B, 8.25%, 5/05/13 ............    United States      3,500,000      3,501,855
    SunCal Master I LLC, Term Loan B, 8.23 - 8.25%, 1/19/10 ........    United States      4,987,500      5,003,659
    Yellowstone Club, Term Loan, 7.375%, 9/30/10 ...................    United States      3,629,760      3,638,181
                                                                                                        -----------
                                                                                                         45,617,712
                                                                                                        -----------


62 | Semiannual Report

Franklin Investors Securities Trust

----------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                  COUNTRY        AMOUNT c         VALUE
----------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
  a,b SENIOR FLOATING RATE INTERESTS (CONTINUED)
    REAL ESTATE INVESTMENT TRUSTS 2.4%
    Capital Automotive REIT, Term Loan B, 6.58%, 12/10/10 .............    United States    $19,575,884    $19,765,966
    General Growth Properties Inc., Term Loan A-1, 6.20%, 2/24/10 .....    United States      6,000,000      6,007,380
    Lion Gables Realty LP, Term Loan B, 6.59%, 9/30/06 ................    United States      2,067,632      2,072,056
    Macerich Co., Term Loan B, 6.375%, 4/25/10 ........................    United States      7,200,000      7,231,536
    Maguire Properties Inc., Term Loan B, 6.599%, 3/15/10 .............    United States      5,475,000      5,507,521
    Newkirk Master LP, Term Loan B, 6.576%, 8/11/08 ...................    United States      5,938,142      5,967,893
  d Trizec Properties Inc., Term Loan B, 8.15%, 5/02/07 ...............    United States      6,700,000      6,715,678
                                                                                                           -----------
                                                                                                            53,268,030
                                                                                                           -----------
    RECREATIONAL PRODUCTS 0.7%
    Fender Musical Instruments, Term Loan B, 7.24 - 7.37%, 3/30/12 ....    United States      2,006,014      2,020,979
    Mega Bloks Inc., Term Loan B, 6.813 - 6.938%, 7/26/12 .............       Canada          4,168,500      4,217,188
    PlayPower Inc., Term Loan, 7.98%, 12/18/09 ........................    United States      1,500,000      1,516,155
    Pure Fishing Inc., Term Loan B, 7.70 - 8.06%, 9/30/10 .............    United States      3,907,608      3,910,265
    True Temper Sports Inc., Term Loan, 7.53 - 9.75%, 3/15/11 .........    United States      3,510,535      3,492,245
                                                                                                           -----------
                                                                                                            15,156,832
                                                                                                           -----------
    RESTAURANTS 0.8%
    Arby's Restaurant Holdings LLC, Term Loan B, 7.06 - 7.376%,
     7/25/12 ..........................................................    United States      7,791,125      7,894,747
    Burger King Corp., Term Loan B1, 6.50%, 6/30/12 ...................    United States      3,531,785      3,543,687
    CKE Restaurants Inc., Term Loan, 6.938%, 5/01/10 ..................    United States      1,284,750      1,296,800
    Dominos Inc., Term Loan B, 6.438 - 6.46%, 6/25/10 .................    United States      3,094,094      3,114,948
    Jack In The Box Inc., Term Loan B, 6.32 - 6.63%, 1/08/11 ..........    United States      2,915,089      2,937,127
                                                                                                           -----------
                                                                                                            18,787,309
                                                                                                           -----------
    SEMICONDUCTORS 0.3%
    Fairchild Semiconductor Corp., Term Loan B-3, 6.625%, 12/31/10 ....    United States      6,036,433      6,090,821
                                                                                                           -----------
    SERVICES TO THE HEALTH INDUSTRY 0.5%
    Matria Healthcare Inc.,
       Term Loan B, 7.02 - 7.229%, 1/19/12 ............................    United States      3,185,606      3,218,864
       Term Loan C, 7.02%, 1/19/07 ....................................    United States      1,506,410      1,508,037
    Per-Se Technologies Inc., Term Loan B, 7.23 - 7.25%, 12/14/12 .....    United States      5,398,851      5,451,759
    Quintiles Transnational Corp., Term Loan B, 6.82%, 3/31/13 ........    United States      2,000,000      2,017,240
                                                                                                           -----------
                                                                                                            12,195,900
                                                                                                           -----------
    SPECIALTY STORES 0.6%
    Pantry Inc., Term Loan, 6.75%, 1/02/12 ............................    United States      3,440,108      3,481,561
  d The Sports Authority Inc. (TSA Stores), Term Loan B, 9.00%, 5/03/13    United States      2,900,000      2,892,170
    Travelcenters of America Inc., Term Loan, 6.44 - 6.86%, 12/01/11 ..    United States      6,982,500      7,052,883
                                                                                                           -----------
                                                                                                            13,426,614
                                                                                                           -----------
    SPECIALTY TELECOMMUNICATIONS 2.3%
    D&E Communications Inc., Term Loan B, 6.80 - 6.84%, 12/31/11 ......    United States      3,958,021      3,992,376
    Fairpoint Communications Inc.,
     g Revolver, 8.75%, 2/08/11 .......................................    United States        692,500        679,246
       Term Loan B, 6.75%, 2/08/12 ....................................    United States     10,200,000     10,265,178
    Iowa Telecommunications Services Inc., Term Loan B, 6.40 - 6.73%,
     11/23/11 .........................................................    United States     11,750,000     11,894,643


                                                          Semiannual Report | 63

Franklin Investors Securities Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                              PRINCIPAL
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                  COUNTRY          AMOUNT c          VALUE
----------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
a,b SENIOR FLOATING RATE INTERESTS (CONTINUED)
    SPECIALTY TELECOMMUNICATIONS (CONTINUED)
    Madison River Capital LLC, Term Loan B-1, 7.26%, 7/31/12 ...........    United States    $  4,400,000    $     4,458,652
    NTELOS Inc., Term Loan B, 7.50%, 8/24/12 ...........................    United States       6,576,351          6,681,770
    Valor Telecommunications Enterprises LLC, Term Loan, 6.729 - 6.809%,
     2/24/12 ...........................................................    United States      13,950,000         13,950,000
                                                                                                             ---------------
                                                                                                                  51,921,865
                                                                                                             ---------------
    TOBACCO 0.2%
    Commonwealth Brands Inc., Term Loan B, 7.00%, 12/22/12 .............    United States       5,577,164          5,643,477
                                                                                                             ---------------
    WHOLESALE DISTRIBUTORS 0.2%
    Interline Brands,
       Term Loan B, 7.229%, 12/31/10 ...................................    United States       2,962,500          2,991,147
       Term Loan B2, 6.65%, 12/31/10 ...................................    United States       1,098,370          1,099,095
                                                                                                             ---------------
                                                                                                                   4,090,242
                                                                                                             ---------------
    WIRELESS COMMUNICATIONS 0.4%
    Nextel Partners Inc., Term Loan D, 6.32%, 5/31/12 ..................    United States       9,347,507          9,351,433
                                                                                                             ---------------
    TOTAL SENIOR FLOATING RATE INTERESTS (COST $2,133,571,369) .........                                       2,148,205,311
                                                                                                             ---------------


                                                                                          ---------------
                                                                                          SHARES/WARRANTS
                                                                                          ---------------
    COMMON STOCKS AND WARRANTS 0.0% i
    COMMERCIAL PRINTING/FORMS 0.0% i
  j Vertis Holdings Inc., wts., 6/30/11 ................................    United States          39,812                 --
                                                                                                             ---------------
    STEEL 0.0% i
  j Copperweld Holding Co., B, Escrow ..................................    United States           1,741            967,456
                                                                                                             ---------------
    TOTAL COMMON STOCKS AND WARRANTS (COST $967,456) ...................                                             967,456
                                                                                                             ---------------
    TOTAL LONG TERM INVESTMENTS (COST $2,134,538,825) ..................                                       2,149,172,767
                                                                                                             ---------------
    SHORT TERM INVESTMENT (COST $146,405,851) 6.5%
    MONEY MARKET FUND (COST $146,405,851) 6.5%
  k Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.50%    United States     146,405,851        146,405,851
                                                                                                             ---------------
    TOTAL INVESTMENTS (COST $2,280,944,676) 101.6% .....................                                       2,295,578,618
    OTHER ASSETS, LESS LIABILITIES (1.6)% ..............................                                         (36,446,463)
                                                                                                             ---------------
    NET ASSETS 100.0% ..................................................                                     $ 2,259,132,155
                                                                                                             ===============

See Currency Abbreviations and Selected Portfolio Abbreviations on page 89.

a The coupon rate shown represents the rate at period end.

b See Note 1(i) regarding senior floating rate interests.

c The principal amount is stated in U.S. dollars unless otherwise indicated.

d See Note 1(d) regarding securities purchased on a when-issued or delayed delivery basis.

e See Note 13 regarding other considerations.

f See Note 14 regarding fund litigation.

g See Note 12 regarding unfunded loan commitments.

h See Note 11 regarding defaulted securities.

i Rounds to less than 0.1% of net assets.

j Non-income producing.

k See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


64 | See notes to financial statements. | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LOW DURATION TOTAL RETURN FUND

                                                                            ---------------------------------
                                                                            SIX MONTHS ENDED     PERIOD ENDED
                                                                             APRIL 30, 2006       OCTOBER 31,
                                                                              (UNAUDITED)           2005 e
                                                                            ---------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ......................................     $  9.77            $ 10.00
                                                                                --------------------------
Income from investment operations:

 Net investment income ....................................................       0.166              0.263

 Net realized and unrealized gains (losses) ...............................      (0.023)            (0.186)
                                                                                --------------------------
Total from investment operations ..........................................       0.143              0.077
                                                                                --------------------------
Less distributions from net investment income .............................      (0.173)            (0.307)
                                                                                --------------------------
Redemption fees ...........................................................          -- c               -- c
                                                                                --------------------------
Net asset value, end of period ............................................     $  9.74            $  9.77
                                                                                ==========================
Total return a ............................................................        1.48%              0.78%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........................................     $10,334            $10,311

Ratios to average net assets:

 Expenses before waiver and payments by affiliate b .......................        1.45%              1.97%

 Expenses net of waiver and payments by affiliate b .......................        0.90% d            0.90% d

 Net investment income b ..................................................        3.39%              2.68%

Portfolio turnover rate ...................................................       29.15%             79.69%

a Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

b Annualized.

c Amount is less than $0.001 per share.

d Benefit of expense reduction is less than 0.01%.

e For the period November 17, 2004 (commencement of operations) to October 31, 2005.

                     Semiannual Report | See notes to financial statements. | 65

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------
                                                                              COUNTRY/     PRINCIPAL
  FRANKLIN LOW DURATION TOTAL RETURN FUND                                   ORGANIZATION    AMOUNT a       VALUE
--------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 92.0%
  CORPORATE BONDS 11.8%
  COMMUNICATIONS 0.9%
b AT&T Inc., FRN, 4.951%, 11/14/08 ......................................    United States    100,000    $  100,282
                                                                                                         ----------
  CONSUMER DURABLES 1.9%
  Ford Motor Credit Co., 5.625%, 10/01/08 ...............................    United States     50,000        45,537
b General Motors Acceptance Corp., FRN, 5.645%, 5/18/06 .................    United States    150,000       149,968
                                                                                                         ----------
                                                                                                            195,505
                                                                                                         ----------
  CONSUMER NON-DURABLES 1.0%
  Tyson Foods Inc., 7.25%, 10/01/06 .....................................    United States    100,000       100,685
                                                                                                         ----------
  CONSUMER SERVICES 1.0%
b Cox Communications Inc., FRN, 5.45%, 12/14/07 .........................    United States    100,000       100,569
                                                                                                         ----------
  FINANCE 2.1%
b General Electric Capital Corp., FRN, 5.175%, 10/21/10 .................    United States     18,000        18,026
  HSBC Finance Corp., 4.125%, 3/11/08 ...................................    United States    100,000        97,949
b Wells Fargo & Co., FRN, 4.92%, 3/10/08 ................................    United States    100,000       100,089
                                                                                                         ----------
                                                                                                            216,064
                                                                                                         ----------
  NON-ENERGY MINERALS 0.4%
  Weyerhaeuser Co., 6.125%, 3/15/07 .....................................    United States     39,000        39,155
                                                                                                         ----------
  PROCESS INDUSTRIES 0.7%
  Bunge Ltd. Finance Corp., 4.375%, 12/15/08 ............................    United States     75,000        72,876
                                                                                                         ----------
  TRANSPORTATION 1.0%
  Union Pacific Corp., 6.70%, 12/01/06 ..................................    United States    100,000       100,725
                                                                                                         ----------
  UTILITIES 2.8%
  CenterPoint Energy Inc., senior note, B, 5.875%, 6/01/08 ..............    United States    100,000       100,517
  FirstEnergy Corp., 5.50%, 11/15/06 ....................................    United States     50,000        50,003
  PSEG Funding Trust, 5.381%, 11/16/07 ..................................    United States     50,000        49,836
  Public Service Electric and Gas Co., 4.00%, 11/01/08 ..................    United States    100,000        96,469
                                                                                                         ----------
                                                                                                            296,825
                                                                                                         ----------
  TOTAL CORPORATE BONDS (COST $1,233,558) ...............................                                 1,222,686
                                                                                                         ----------
  ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
   SECURITIES 7.7%
  FINANCE 7.7%
  Chase Funding Mortgage Loan Asset-Backed Certificates, 2003-6, 1A3,
   3.34%, 5/25/26 .......................................................    United States     97,734        95,821
b Countrywide Asset-Backed Certificates,
    2001-BC3, A, FRN, 5.439%, 12/25/31 ..................................    United States      6,639         6,645
    2002-3, 1A1, FRN, 5.329%, 5/25/32 ...................................    United States      1,795         1,796
b First Franklin Mortgage Loan Asset Backed Certificates, 2004-FF8, A2B,
   FRN, 5.229%, 10/25/34 ................................................    United States     59,222        59,339
  FNMA, G93-33, K, 7.00%, 9/25/23 .......................................    United States     24,362        25,287


66 | Semiannual Report

Franklin Investors Securities Trust

---------------------------------------------------------------------------------------------------------------
                                                                          COUNTRY/      PRINCIPAL
  FRANKLIN LOW DURATION TOTAL RETURN FUND                               ORGANIZATION     AMOUNT a      VALUE
---------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
  FINANCE (CONTINUED)
  New Century Home Equity Loan Trust,
    2003-5, AI3, 3.56%, 11/25/33 ....................................    United States     34,137    $   33,964
b 2004-2, A3, FRN, 5.209%, 8/25/34 ..................................    United States     11,206        11,215
  Popular ABS Mortgage Pass-Through Trust, 2004-4, AF3, 3.856%,
    9/25/34 .........................................................    United States    150,000       148,514
  Residential Asset Mortgage Products Inc., 2003-RS11, AI4, 4.257%,
    6/25/29 .........................................................    United States     14,026        13,981
b Residential Asset Securities Corp., 2000-KS2, AII, FRN, 5.459%,
    3/25/30 .........................................................    United States    197,737       197,910
  Residential Funding Mortgage Securities I, 2003-HS3, AI2, 3.15%,
    7/25/18 .........................................................    United States     66,765        65,581
  Structured Asset Securities Corp., 2004-4XS, 1A4, 4.13%,
    2/25/34 .........................................................    United States     34,205        33,765
c Susquehanna Auto Lease Trust, 2005-1, A3, 144A, 4.43%,
    6/16/08 .........................................................    United States    100,000        99,109
                                                                                                     ----------
  TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
   SECURITIES (COST $794,612) .......................................                                   792,927
                                                                                                     ----------
  MORTGAGE-BACKED SECURITIES 31.3%
b FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 3.5%
  FHLMC, 4.302%, 10/01/33 ...........................................    United States    171,487       168,208
  FHLMC, 4.353%, 12/01/34 ...........................................    United States    198,885       194,693
                                                                                                     ----------
                                                                                                        362,901
                                                                                                     ----------
b FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 25.4%
  FNMA, 3.451%, 3/01/34 .............................................    United States     91,956        90,881
  FNMA, 3.501%, 4/01/34 .............................................    United States     58,462        56,027
  FNMA, 3.674%, 4/01/35 .............................................    United States    131,042       129,802
  FNMA, 3.918%, 1/01/35 .............................................    United States     59,985        59,011
  FNMA, 4.042%, 12/01/34 ............................................    United States     60,722        59,506
  FNMA, 4.055%, 8/01/34 .............................................    United States     83,622        82,397
  FNMA, 4.209%, 6/01/34 .............................................    United States    101,016        98,314
  FNMA, 4.22%, 11/01/34 .............................................    United States    222,252       224,714
  FNMA, 4.233%, 12/01/33 ............................................    United States    157,856       154,934
  FNMA, 4.265%, 4/01/33 .............................................    United States     56,360        56,210
  FNMA, 4.279%, 4/01/33 .............................................    United States    355,382       351,376
  FNMA, 4.333%, 1/01/33 .............................................    United States     65,348        64,855
  FNMA, 4.362%, 2/01/34 .............................................    United States    107,496       105,476
  FNMA, 4.366%, 2/01/35 .............................................    United States    223,229       219,918
  FNMA, 4.49%, 8/01/34 ..............................................    United States    172,265       168,508
  FNMA, 4.50%, 12/01/32 .............................................    United States     28,428        28,428
  FNMA, 4.563%, 5/01/33 .............................................    United States     59,716        59,251
  FNMA, 4.597%, 8/01/33 .............................................    United States    200,000       200,834
  FNMA, 4.651%, 7/01/34 .............................................    United States     96,751        95,374
  FNMA, 4.827%, 3/01/33 .............................................    United States    173,415       171,409
  FNMA, 5.298%, 11/01/32 ............................................    United States    148,008       146,383
                                                                                                     ----------
                                                                                                      2,623,608
                                                                                                     ----------


                                                          Semiannual Report | 67

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------
                                                                             COUNTRY/             PRINCIPAL
    FRANKLIN LOW DURATION TOTAL RETURN FUND                                ORGANIZATION            AMOUNT a          VALUE
-----------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MORTGAGE-BACKED SECURITIES (CONTINUED)
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 1.1%
    FNMA 30 Year, 9.00%, 12/01/20 ......................................    United States            110,588        $  114,003
                                                                                                                    ----------
  b GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE 1.3%
    GNMA, 4.375%, 4/20/26 ..............................................    United States             46,735            46,790
    GNMA, 4.75%, 8/20/26 - 9/20/26 .....................................    United States             87,132            87,704
                                                                                                                    ----------
                                                                                                                       134,494
                                                                                                                    ----------
    TOTAL MORTGAGE-BACKED SECURITIES (COST $3,273,938) .................                                             3,235,006
                                                                                                                    ----------
    U.S. GOVERNMENT AND AGENCY SECURITIES 36.0%
    FHLB,
      2.75%, 12/15/06 ..................................................    United States            200,000           197,020
      4.625%, 11/21/08 .................................................    United States            250,000           246,925
    FHLMC,
      4.00%, 8/17/07 ...................................................    United States            300,000           295,726
      4.375%, 11/16/07 .................................................    United States            300,000           296,667
      4.875%, 2/17/09 ..................................................    United States            300,000           298,122
    FNMA, 3.25%, 1/15/08 ...............................................    United States            250,000           242,476
    U.S. Treasury Note,
      3.00%, 2/15/08 ...................................................    United States            600,000           580,993
      3.375%, 2/15/08 ..................................................    United States          1,600,000         1,559,376
                                                                                                                    ----------
    TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
     (COST $3,770,163) .................................................                                             3,717,305
                                                                                                                    ----------
    FOREIGN GOVERNMENT AND AGENCY SECURITIES 5.2%
b,d Government of Argentina, FRN, 4.889%, 8/03/12 ......................      Argentina               30,000            24,760
    Government of Indonesia,
      11.50%, 9/15/19 ..................................................      Indonesia          165,000,000 IDR        18,406
      14.00%, 6/15/09 ..................................................      Indonesia          475,000,000 IDR        57,449
    Government of Korea, 3.75%, 9/10/07 ................................     South Korea          95,000,000 KRW        99,429
    Government of Malaysia, 6.45%, 7/01/08 .............................      Malaysia               250,000 MYR        72,603
    Government of New Zealand, 8.00%, 11/15/06 .........................     New Zealand              45,000 NZD        28,902
    Government of Norway, 6.75%, 1/15/07 ...............................       Norway                215,000 NOK        35,783
    Government of Poland,
      5.75%, 9/23/22 ...................................................       Poland                 50,000 PLN        17,120
    e 8.50%, 11/12/06 ..................................................       Poland                145,000 PLN        48,141
    Government of Singapore,
    e 2.625%, 10/01/07 .................................................      Singapore               20,000 SGD        12,591
      4.00%, 3/01/07 ...................................................      Singapore               20,000 SGD        12,762
    Government of Sweden, 8.00%, 8/15/07 ...............................       Sweden                275,000 SEK        39,847
    Government of Thailand, 8.00%, 12/08/06 ............................      Thailand             1,600,000 THB        43,381
    Inter-American Development Bank, 9.00%, 1/04/07 ....................    Supranational            600,000 ISK         7,903
    New South Wales Treasury Corp., 6.50%, 5/01/06 .....................      Australia               20,000 AUD        15,196
                                                                                                                    ----------
    TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
     (COST $505,737) ...................................................                                               534,273
                                                                                                                    ----------
    TOTAL LONG TERM INVESTMENTS (COST $9,578,008) ......................                                             9,502,197
                                                                                                                    ----------


68 | Semiannual Report

Franklin Investors Securities Trust

---------------------------------------------------------------------------------------------------------------------
                                                                          COUNTRY/        PRINCIPAL
    FRANKLIN LOW DURATION TOTAL RETURN FUND                             ORGANIZATION       AMOUNT a        VALUE
---------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS 8.7%
    FOREIGN GOVERNMENT SECURITIES 0.4%

    Government of Austria, 9.00%, 9/15/06 ..........................        Austria       400,000 ISK    $      5,289
  f Egypt Treasury Bill,
      6/20/06 ......................................................         Egypt         50,000 EGP           8,583
      11/21/06 .....................................................         Egypt         50,000 EGP           8,283
       2/20/07 .....................................................         Egypt         50,000 EGP           8,117
e,f Thailand Treasury Bill, 4/19/07 ................................       Thailand       625,000 THB          15,857
                                                                                                         ------------
    TOTAL FOREIGN GOVERNMENT SECURITIES (COST $47,428) .............                                           46,129
                                                                                                         ------------
    U.S. GOVERNMENT AND AGENCY SECURITIES (COST $49,851) 0.5%
f,g U.S. Treasury Bill, 5/25/06 ....................................     United States     50,000              49,852
                                                                                                         ------------
    TOTAL INVESTMENT BEFORE MONEY MARKET FUND
    (COST $9,675,287) ..............................................                                        9,598,178
                                                                                                         ------------
    MONEY MARKET FUND (COST $805,401) 7.8%
  h Franklin Institutional Fiduciary Trust Money Market Portfolio,
      4.50% ........................................................     United States    805,401             805,401
                                                                                                         ------------
    TOTAL INVESTMENTS (COST $10,480,688) 100.7% ....................                                       10,403,579
    NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACT 0.0% i ........                                              512
    OTHER ASSETS, LESS LIABILITIES (0.7)% ..........................                                          (70,448)
                                                                                                         ------------
    NET ASSETS 100.0% ..............................................                                     $ 10,333,643
                                                                                                         ============

See Currency Abbreviations and Selected Portfolio Abbreviations on page 89.

a The principal amount is stated in U.S. dollars unless otherwise indicated.

b The coupon rate shown represents the rate at period end.

c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2006, the aggregate value this security was $99,109, representing 0.96% of net assets.

d The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

e See Note 1(d) regarding securities purchased on a when-issued or delayed delivery basis.

f The security is traded on a discount basis with no stated coupon rate.

g On deposit with broker for initial margin on futures contracts (Note 8).

h See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

i Rounds to less than 0.1% of net assets.

                     Semiannual Report | See notes to financial statements. | 69

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TOTAL RETURN FUND

                                                 --------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED
                                                  APRIL 30,
                                                    2006                            YEAR ENDED OCTOBER 31,
CLASS A                                          (UNAUDITED)         2005          2004          2003         2002         2001
                                                 ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........    $   9.91      $  10.22      $  10.06      $   9.72      $  9.94      $  9.51
                                                 ------------------------------------------------------------------------------
Income from investment operations:

 Net investment income ........................       0.214         0.410         0.415         0.403        0.488 f      0.610 f,g

 Net realized and unrealized gains (losses) ...      (0.106)       (0.280)        0.226         0.458       (0.161)       0.490 f
                                                 ------------------------------------------------------------------------------
Total from investment operations ..............       0.108         0.130         0.641         0.861        0.327        1.100
                                                 ------------------------------------------------------------------------------
Less distributions from net investment income .      (0.258)       (0.440)       (0.481)       (0.521)      (0.547)      (0.670)
                                                 ------------------------------------------------------------------------------
Redemption fees ...............................          -- c          -- c          -- c          --           --           --
                                                 ------------------------------------------------------------------------------
Net asset value, end of period ................    $   9.76      $   9.91      $  10.22      $  10.06      $  9.72      $  9.94
                                                 ==============================================================================

Total return a ................................        1.09%         1.27%         6.63%         8.88%        3.44%       11.87%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............    $352,913      $291,473      $208,943      $149,231      $95,514      $68,288

Ratios to average net assets:

 Expenses before waiver and payments
  by affiliate ................................        1.00% d       1.04%         1.04%         1.02%        0.97%        0.99%

 Expenses net of waiver and payments
  by affiliate ................................        0.85% d,e     0.85% e       0.80%         0.68%        0.68%        0.50%

 Net investment income ........................        4.30% d       3.88%         3.90%         3.88%        5.02%        6.21% g

Portfolio turnover rate .......................       78.07%        58.81%       100.05%       195.15%      135.63%      181.85%

Portfolio turnover rate excluding mortgage
dollar rolls b ................................       37.09%        51.26%        45.85%       110.73%       95.02%       94.04%

a Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

b See Note 1(h) regarding mortgage dollar rolls.

c Amount is less than $0.001 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%. f Based on average daily shares outstanding. g Effective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share ......................    $(0.006)
Net realized and unrealized gains (losses) per share .      0.006
Ratio of net investment income to average net assets .     (0.07)%


70 | See notes to financial statements. | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND (CONTINUED)

                                                    -----------------------------------------------------------------
                                                     SIX MONTHS
                                                       ENDED
                                                     APRIL 30,
                                                       2006                        YEAR ENDED OCTOBER 31,
CLASS B                                             (UNAUDITED)        2005          2004          2003        2002 f
                                                    -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............     $  9.91       $ 10.22       $ 10.05       $  9.72       $  9.71
                                                    -----------------------------------------------------------------
Income from investment operations:

 Net investment income ..........................       0.192         0.356         0.366         0.392         0.295 g

 Net realized and unrealized gains (losses) .....      (0.103)       (0.266)        0.245         0.418         0.087
                                                    -----------------------------------------------------------------
Total from investment operations ................       0.089         0.090         0.611         0.810         0.382
                                                    -----------------------------------------------------------------
Less distributions from net investment income ...      (0.239)       (0.400)       (0.441)       (0.480)       (0.372)
                                                    -----------------------------------------------------------------
Redemption fees .................................          -- c          -- c          -- c          --            --
                                                    -----------------------------------------------------------------
Net asset value, end of period ..................     $  9.76       $  9.91       $ 10.22       $ 10.05       $  9.72
                                                    =================================================================

Total return a ..................................        0.89%         0.87%         6.21%         8.44%         4.01%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............     $21,014       $21,366       $19,387       $13,797       $ 4,084

Ratios to average net assets:

 Expenses before waiver and payments by affiliate        1.40% d       1.44%         1.44%         1.42%         1.36% d

 Expenses net of waiver and payments by affiliate        1.25% d,e     1.25% e       1.20%         1.08%         1.07% d

 Net investment income ..........................        3.90% d       3.48%         3.50%         3.48%         4.63% d

Portfolio turnover rate .........................       78.07%        58.81%       100.05%       195.15%       135.63%

Portfolio turnover rate excluding mortgage
dollar rolls b ..................................       37.09%        51.26%        45.85%       110.73%        95.02%

a Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

b See Note 1(h) regarding mortgage dollar rolls.

c Amount is less than $0.001 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f For the period March 1, 2002 (effective date) to October 31, 2002.

g Based on average daily shares outstanding.

                     Semiannual Report | See notes to financial statements. | 71

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND (CONTINUED)

                                                      --------------------------------------------------------------------
                                                      SIX MONTHS
                                                         ENDED
                                                       APRIL 30,
                                                         2006                      YEAR ENDED OCTOBER 31,
CLASS C                                               (UNAUDITED)        2005           2004           2003         2002 f
                                                      --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............      $  9.91        $ 10.22        $ 10.05        $  9.71        $  9.71
                                                      --------------------------------------------------------------------
Income from investment operations:

 Net investment income ..........................        0.192          0.364          0.363          0.392          0.292 g

 Net realized and unrealized gains (losses) .....       (0.103)        (0.275)         0.247          0.430          0.087
                                                      --------------------------------------------------------------------
Total from investment operations ................        0.089          0.089          0.610          0.822          0.379
                                                      --------------------------------------------------------------------
Less distributions from net investment income ...       (0.239)        (0.399)        (0.440)        (0.482)        (0.379)
                                                      --------------------------------------------------------------------
Redemption fees .................................           -- c           -- c           -- c           --             --
                                                      --------------------------------------------------------------------
Net asset value, end of period ..................      $  9.76        $  9.91        $ 10.22        $ 10.05        $  9.71
                                                      ====================================================================

Total return a ..................................         0.89%          0.86%          6.31%          8.47%          3.98%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............      $38,711        $34,751        $22,202        $15,807        $ 4,466

Ratios to average net assets:

 Expenses before waiver and payments by affiliate         1.40% d        1.44%          1.44%          1.42%          1.36% d

 Expenses net of waiver and payments by affiliate         1.25% d,e      1.25% e        1.20%          1.08%          1.07% d

 Net investment income ..........................         3.90% d        3.48%          3.50%          3.48%          4.63% d

Portfolio turnover rate .........................        78.07%         58.81%        100.05%        195.15%        135.63%

Portfolio turnover rate excluding mortgage
dollar rolls b ..................................        37.09%         51.26%         45.85%        110.73%         95.02%

a Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

b See Note 1(h) regarding mortgage dollar rolls.

c Amount is less than $0.001 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f For the period March 1, 2002 (effective date) to October 31, 2002.

g Based on average daily shares outstanding.

72 | See notes to financial statements. | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND (CONTINUED)

                                                    -----------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED
                                                     APRIL 30,
                                                       2006                      YEAR ENDED OCTOBER 31,
CLASS R                                             (UNAUDITED)        2005          2004          2003        2002 f
                                                    -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............      $ 9.91        $10.22        $10.05        $ 9.72        $ 9.66
                                                    -----------------------------------------------------------------
Income from investment operations:

 Net investment income ..........................       0.197         0.389         0.376         0.398        0.385 g

 Net realized and unrealized gains (losses) .....      (0.101)       (0.284)        0.250         0.428         0.104
                                                    -----------------------------------------------------------------
Total from investment operations ................       0.096         0.105         0.626         0.826         0.489
                                                    -----------------------------------------------------------------
Less distributions from net investment income ...      (0.246)       (0.415)       (0.456)       (0.496)       (0.429)
                                                    -----------------------------------------------------------------
Redemption fees .................................          -- c          -- c          -- c          --            --
                                                    -----------------------------------------------------------------
Net asset value, end of period ..................      $ 9.76        $ 9.91        $10.22        $10.05        $ 9.72
                                                    =================================================================

Total return a ..................................        0.96%         1.01%         6.37%         8.61%         5.16%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............      $27,219       $21,647       $9,083        $7,302        $1,869

Ratios to average net assets:

 Expenses before waiver and payments by affiliate         1.25% d       1.29%        1.29%         1.27%         1.22% d

 Expenses net of waiver and payments by affiliate         1.10% d,e     1.10% e      1.05%         0.93%         0.93% d

 Net investment income ..........................         4.05% d       3.63%        3.65%         3.63%         4.78% d

Portfolio turnover rate .........................         78.07%       58.81%      100.05%       195.15%       135.63%

Portfolio turnover rate excluding mortgage
dollar rolls b ..................................         37.09%       51.26%       45.85%       110.73%        95.02%

a Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

b See Note 1(h) regarding mortgage dollar rolls.

c Amount is less than $0.001 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f For the period January 1, 2002 (effective date) to October 31, 2002.

g Based on average daily shares outstanding.


                     Semiannual Report | See notes to financial statements. | 73

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND (CONTINUED)

                                                  -------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                     ENDED
                                                    APRIL 30,
                                                      2006                            YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                     (UNAUDITED)        2005          2004          2003          2002        2001
                                                  -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........    $   9.92      $  10.24      $  10.07      $   9.73      $   9.96    $   9.52
                                                  -----------------------------------------------------------------------------
Income from investment operations:

 Net investment income ........................       0.228         0.436         0.426         0.417       0.513 e       0.630 f,g

 Net realized and unrealized gains (losses) ...      (0.097)       (0.289)        0.251         0.470        (0.170)      0.500 g
                                                  -----------------------------------------------------------------------------
Total from investment operations ..............       0.131         0.147         0.677         0.887         0.343       1.130
                                                  -----------------------------------------------------------------------------
Less distributions from net investment income .      (0.271)       (0.467)       (0.507)       (0.547)       (0.573)     (0.690)
                                                  -----------------------------------------------------------------------------
Redemption fees ...............................          -- c          -- c          -- c          --            --          --
                                                  -----------------------------------------------------------------------------
Net asset value, end of period ................    $   9.78      $   9.92      $  10.24      $  10.07      $   9.73    $   9.96
                                                  =============================================================================

Total return a ................................        1.31%         1.43%         7.00%         9.15%         3.61%      12.24%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............    $191,769      $178,792      $146,053      $133,432      $134,285    $ 23,324

Ratios to average net assets:

 Expenses before waiver and payments
  by affiliate ................................        0.75%d        0.79%         0.79%         0.77%         0.72%       0.74%

 Expenses net of waiver and payments
  by affiliate ................................        0.60% d,e     0.60% e       0.55%         0.43%         0.43%       0.25%

 Net investment income ........................        4.55% d       4.13%         4.15%         4.13%         5.27%       6.50% g

Portfolio turnover rate .......................       78.07%        58.81%       100.05%       195.15%       135.63%     181.85%

Portfolio turnover rate excluding mortgage
 dollar rolls b ...............................       37.09%        51.26%        45.85%       110.73%        95.02%      94.04%

a Total return is not annualized for periods less than one year.

b See Note 1(h) regarding mortgage dollar rolls.

c Amount is less than $0.001 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f Based on average daily shares outstanding.

g Effective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share .......................    $ (0.006)
Net realized and unrealized gains (losses) per share ..       0.006
Ratio of net investment income to average net assets ..       (0.07)%


74 | See notes to financial statements. | Semiannual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY/        PRINCIPAL
    FRANKLIN TOTAL RETURN FUND                                                ORGANIZATION       AMOUNT a      VALUE
------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 109.1%
    CORPORATE BONDS 18.9%
    COMMERCIAL SERVICES 0.1%
    Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 ................    United States       100,000    $   110,625
    JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12 ...........    United States       200,000        205,250
    Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 ..................    United States       100,000        100,750
    United Rentals North America Inc., senior sub. note, 7.75%,
      11/15/13 ...........................................................    United States       100,000        101,000
                                                                                                             -----------
                                                                                                                 517,625
                                                                                                             -----------
    COMMUNICATIONS 1.6%
  b AT&T Inc., FRN, 4.951%, 11/14/08 .....................................    United States     1,000,000      1,002,817
    Dobson Cellular Systems Inc., senior secured note, 9.875%,
      11/01/12 ...........................................................    United States       100,000        109,750
    Inmarsat Finance II PLC, senior note, zero cpn. to 11/15/08, 1
      0.375% thereafter, 11/15/12 ........................................    United Kingdom      200,000        173,000
    Intelsat Bermuda Ltd., senior note, 8.25%, 1/15/13 ...................       Bermuda          200,000        204,750
    Millicom International Cellular SA, senior note, 10.00%, 12/01/13 ....      Luxembourg        100,000        112,000
    New Cingular Wireless Services Inc., senior note, 8.125%, 5/01/12 ....    United States       400,000        448,370
c,d Nordic Telephone Co. Holdings., senior note, 144A, 8.875%, 5/01/16 ...       Denmark          100,000        104,000
    Qwest Communications International Inc., senior note, 7.50%,
      2/15/14 ............................................................    United States       200,000        202,500
    Rogers Wireless Inc., senior secured note, 7.25%, 12/15/12 ...........        Canada          100,000        104,125
    Telecom Italia Capital, 4.95%, 9/30/14 ...............................      Luxembourg      1,000,000        913,500
    Verizon New York Inc.,
        7.375%, 4/01/32 ..................................................    United States     1,000,000      1,003,935
        senior deb., A, 6.875%, 4/01/12 ..................................    United States     4,700,000      4,829,678
    Verizon Virginia Inc., A, 4.625%, 3/15/13 ............................    United States     1,000,000        903,878
  c Wind Acquisition Finance SA, senior note, 144A, 10.75%, 12/01/15 .....        Italy           100,000        111,000
                                                                                                             -----------
                                                                                                              10,223,303
                                                                                                             -----------
    CONSUMER DURABLES 1.4%
    Ford Motor Credit Co.,
        6.625%, 6/16/08 ..................................................    United States       500,000        469,997
        5.625%, 10/01/08 .................................................    United States     1,000,000        910,736
    General Motors Acceptance Corp.,
        6.875%, 8/28/12 ..................................................    United States     1,000,000        932,972
      b FRN, 5.645%, 5/18/06 .............................................    United States     5,400,000      5,398,855
    Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 .................    United States       100,000         99,750
    KB Home, senior note,
        6.25%, 6/15/15 ...................................................    United States       100,000         93,720
        7.25%, 6/15/18 ...................................................    United States       100,000         99,153
    Phelps Dodge Corp., senior note, 8.75%, 6/01/11 ......................    United States       500,000        562,478
    William Lyon Homes Inc., senior note, 7.625%, 12/15/12 ...............    United States       100,000         86,750
                                                                                                             -----------
                                                                                                               8,654,411
                                                                                                             -----------
    CONSUMER NON-DURABLES 0.8%
    The Clorox Co., 4.20%, 1/15/10 .......................................    United States     1,000,000        953,646
  c Miller Brewing Co., 144A, 5.50%, 8/15/13 .............................    United States     1,000,000        978,869
  c Nutro Products Inc., senior sub. note, 144A, 10.75%, 4/15/14 .........    United States       100,000        104,000

                                                          Semiannual Report | 75

Franklin Investors Securities Trust

----------------------------------------------------------------------------------------------------------------
                                                                       COUNTRY/       PRINCIPAL
    FRANKLIN TOTAL RETURN FUND                                       ORGANIZATION      AMOUNT a        VALUE
----------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS (CONTINUED)
    CONSUMER NON-DURABLES (CONTINUED)
    Smithfield Foods Inc., senior note,
        7.00%, 8/01/11 ...........................................    United States       100,000    $    98,750
        7.75%, 5/15/13 ...........................................    United States       100,000        101,250
    Spectrum Brands Inc., senior sub. note, 7.375%, 2/01/15 ......    United States       200,000        169,000
    Tyson Foods Inc.,
        6.60%, 4/01/16 ...........................................    United States     1,500,000      1,474,119
        senior note, 8.25%, 10/01/11 .............................    United States     1,500,000      1,595,914
                                                                                                     -----------
                                                                                                       5,475,548
                                                                                                     -----------
    CONSUMER SERVICES 1.9%
e,f Adelphia Communications Corp., senior note, 10.875%, 10/01/10     United States       100,000         47,500
    AMC Entertainment Inc., senior sub. note, 9.875%, 2/01/12 ....    United States       100,000        101,500
    c  BSKYB Finance UK Ltd., 144A, 6.50%, 10/15/35 ..............    United Kingdom    1,000,000        945,052
    Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12 ....    United States       200,000        200,500
    CanWest Media Inc., senior sub. note, 8.00%, 9/15/12 .........        Canada          100,000        101,875
    CCH I LLC, senior secured note, 11.00%, 10/01/15 .............    United States       100,000         89,500
    CCH II LLC, senior note, 10.25%, 9/15/10 .....................    United States       100,000        101,250
    Comcast Corp., 6.50%, 11/15/35 ...............................    United States     1,000,000        960,744
  c Cox Enterprises Inc., 144A, 4.375%, 5/01/08 ..................    United States       500,000        485,986
    EchoStar DBS Corp., senior note,
        6.375%, 10/01/11 .........................................    United States       100,000         97,875
      c 144A, 7.125%, 2/01/16 ....................................    United States       100,000         98,125
    Emmis Operating Co., senior sub. note, 6.875%, 5/15/12 .......    United States       100,000         97,875
    Harrah's Operating Co. Inc., senior note, 5.50%, 7/01/10 .....    United States     1,000,000        989,144
  c Hertz Corp., senior note, 144A, 8.875%, 1/01/14 ..............    United States       100,000        106,750
    Liberty Media Corp.,
        3.50%, 9/25/06 ...........................................    United States     1,500,000      1,492,716
        senior note, 5.70%, 5/15/13 ..............................    United States       200,000        187,112
    LIN Television Corp., senior sub. note, 6.50%, 5/15/13 .......    United States       100,000         93,000
    MGM MIRAGE Inc., senior note, 6.625%, 7/15/15 ................    United States       300,000        292,125
    News America Inc., 7.25%, 5/18/18 ............................    United States     2,000,000      2,153,740
    Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13    United States       100,000        108,000
  c Quebecor Media Inc., senior note, 144A, 7.75%, 3/15/16 .......        Canada          100,000        103,000
    Radio One Inc., senior sub. note, 6.375%, 2/15/13 ............    United States       200,000        189,000
    Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 ....    United States       200,000        207,748
    Station Casinos Inc., senior sub. note, 6.875%, 3/01/16 ......    United States       100,000         98,750
    Time Warner Inc., senior note, 6.875%, 5/01/12 ...............    United States     1,000,000      1,044,326
  c Viacom Inc., 144A, 6.25%, 4/30/16 ............................    United States     2,000,000      1,985,812
                                                                                                     -----------
                                                                                                      12,379,005
                                                                                                     -----------
    ELECTRONIC TECHNOLOGY 0.3%
    B.F. Goodrich Corp., senior note, 7.50%, 4/15/08 .............    United States     1,000,000      1,035,770
    DRS Technologies Inc., senior sub. note, 7.625%, 2/01/18 .....    United States       100,000        103,125
    L-3 Communications Corp., senior sub. note, 6.125%, 1/15/14 ..    United States       200,000        193,000
    Sanmina-SCI Corp., senior sub. note, 6.75%, 3/01/13 ..........    United States       200,000        192,500
  c Solectron Global Finance Ltd., senior sub. note, 144A, 8.00%,
      3/15/16 ....................................................    United States       200,000        203,500
                                                                                                     -----------
                                                                                                       1,727,895
                                                                                                     -----------


76 | Semiannual Report

Franklin Investors Securities Trust

-------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY/       PRINCIPAL
   FRANKLIN TOTAL RETURN FUND                                            ORGANIZATION      AMOUNT a        VALUE
-------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   CORPORATE BONDS (CONTINUED)
   ENERGY MINERALS 1.1%
   Amerada Hess Corp., 7.125%, 3/15/33 ..............................    United States       500,000    $   533,754
   Chesapeake Energy Corp., senior note, 6.25%, 1/15/18 .............    United States       300,000        285,750
   Kerr-McGee Corp., 6.95%, 7/01/24 .................................    United States       500,000        504,745
 c LG-Caltex Oil Corp., 144A, 5.50%, 8/25/14 ........................     South Korea      1,000,000        960,042
   Marathon Oil Corp., 5.375%, 6/01/07 ..............................    United States     1,000,000      1,000,718
 c Mariner Energy Inc., senior note, 144A, 7.50%, 4/15/13 ...........    United States       100,000         99,500
 c Massey Energy Co., senior note, 144A, 6.875%, 12/15/13 ...........    United States       100,000         96,750
 c Petroleum Export Cayman, senior note, 144A, 5.265%, 6/15/11 ......    United States       983,043        960,824
   Plains Exploration & Production Co., senior note, 7.125%, 6/15/14     United States       100,000        101,750
   Pogo Producing Co., senior sub. note, 6.875%, 10/01/17 ...........    United States       200,000        195,500
 c Ras Laffan Liquefied Natural Gas Co. Ltd., 144A, 3.437%, 9/15/09 .        Qatar           526,400        509,144
   XTO Energy Inc., 6.10%, 4/01/36 ..................................    United States     2,000,000      1,891,172
                                                                                                        -----------
                                                                                                          7,139,649
                                                                                                        -----------
   FINANCE 5.0%
   Bank of America Corp.,
       5.125%, 11/15/14 .............................................    United States     1,000,000        960,599
       senior sub. note, 5.25%, 12/01/15 ............................    United States     1,000,000        957,533
   Bear Stearns Cos. Inc., B, 4.55%, 6/23/10 ........................    United States     1,000,000        964,358
   Charles Schwab Corp., senior note, 8.05%, 3/01/10 ................    United States       750,000        799,817
   CIT Group Inc., 5.50%, 11/30/07 ..................................    United States     1,000,000      1,002,184
   Citigroup Inc., 5.00%, 9/15/14 ...................................    United States     1,000,000        948,696
   CNA Financial Corp.,
       6.75%, 11/15/06 ..............................................    United States       375,000        377,520
       6.45%, 1/15/08 ...............................................    United States       500,000        505,465
   General Electric Capital Corp.,
       5.00%, 1/08/16 ...............................................    United States     2,000,000      1,894,076
     b FRN, 5.175%, 10/21/10 ........................................    United States     1,500,000      1,502,197
   The Goldman Sachs Group Inc., 5.125%, 1/15/15 ....................    United States     1,000,000        947,335
   c Highmark Inc., 144A, 6.80%, 8/15/13 ............................    United States     1,000,000      1,033,792
   Household Finance Corp., 6.375%, 10/15/11 ........................    United States     2,000,000      2,070,670
   HSBC Finance Corp., 5.50%, 1/19/16 ...............................    United States     1,200,000      1,161,222
   International Lease Finance Corp., 5.75%, 2/15/07 ................    United States     1,200,000      1,203,534
   JPMorgan Chase & Co., sub. note, 5.75%, 1/02/13 ..................    United States     1,000,000      1,001,252
   Lazard Group LLC, 7.125%, 5/15/15 ................................    United States       500,000        512,680
   Merrill Lynch & Co. Inc., 5.00%, 1/15/15 .........................    United States     1,000,000        945,532
   Morgan Stanley, sub. note, 4.75%, 4/01/14 ........................    United States     1,500,000      1,389,453
   National Rural Utilities Cooperative Finance Corp., 7.25%, 3/01/12    United States       250,000        268,269
 c Nationwide Mutual Insurance Co., 144A, 8.25%, 12/01/31 ...........    United States     1,200,000      1,386,043
   Societe Generale, sub. note, 7.40%, 6/01/06 ......................    United States       300,000        300,521
 c Standard Chartered Bank, 144A, 8.00%, 5/30/31 ....................    United Kingdom    1,000,000      1,184,980
   UBS Paine Webber Group Inc., senior note, 6.55%, 4/15/08 .........    United States       150,000        153,379
   USB Capital IX, 6.189%, Perpetual ................................    United States     2,000,000      1,978,390
   Wachovia Capital Trust III, 5.80%, Perpetual .....................    United States     2,000,000      1,962,802
   Washington Mutual Bank, 5.65%, 8/15/14 ...........................    United States       900,000        880,440
   Washington Mutual Financial Corp., 6.875%, 5/15/11 ...............    United States     2,155,000      2,273,400
   Wells Fargo & Co., 3.125%, 4/01/09 ...............................    United States       900,000        847,366
                                                                                                        -----------
                                                                                                         31,413,505
                                                                                                        -----------


                                                          Semiannual Report | 77

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY/      PRINCIPAL
  FRANKLIN TOTAL RETURN FUND                                            ORGANIZATION      AMOUNT a       VALUE
-----------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CORPORATE BONDS (CONTINUED)
  HEALTH SERVICES 0.4%
  DaVita Inc., senior sub. note, 7.25%, 3/15/15 ....................    United States      100,000    $  100,500
  Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 .........       Germany         100,000       102,500
  HCA Inc.,
    6.50%, 2/15/16 .................................................    United States      100,000        96,652
    senior note, 8.75%, 9/01/10 ....................................    United States      100,000       108,808
  Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 ............    United States      100,000        93,250
  Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
  10/01/14 .........................................................    United States      200,000       207,500
  WellPoint Inc., 5.00%, 1/15/11 ...................................    United States    2,000,000     1,950,426
                                                                                                      ----------
                                                                                                       2,659,636
                                                                                                      ----------
  HEALTH TECHNOLOGY 0.2%
  Wyeth, senior note, 6.50%, 2/01/34 ...............................    United States    1,000,000     1,016,043
                                                                                                      ----------
  INDUSTRIAL SERVICES 0.2%
  Allied Waste North America Inc., senior secured note, B, 5.75%,
  2/15/11 ..........................................................    United States      100,000        96,000
c Copano Energy LLC, senior note, 144A, 8.125%, 3/01/16 ............    United States      100,000       103,250
  El Paso Corp., senior note, 7.875%, 6/15/12 ......................    United States      200,000       208,000
  Hanover Compressor Co., senior note, 7.50%, 4/15/13 ..............    United States      100,000       100,875
  Markwest Energy Partners LP, senior note, 6.875%, 11/01/14 .......    United States      200,000       191,000
  Waste Management Inc., 6.50%, 11/15/08 ...........................    United States      500,000       511,557
                                                                                                      ----------
                                                                                                       1,210,682
                                                                                                      ----------
  NON-ENERGY MINERALS 0.2%
c Novelis Inc., senior note, 144A, 7.25%, 2/15/15 ..................       Canada          200,000       195,000
  Weyerhaeuser Co., 6.75%, 3/15/12 .................................    United States    1,000,000     1,036,287
                                                                                                      ----------
                                                                                                       1,231,287
                                                                                                      ----------
  PROCESS INDUSTRIES 0.9%
  Abitibi-Consolidated Co. of Canada, senior note, 8.375%, 4/01/15 .       Canada          100,000       101,500
  Albemarle Corp., 5.10%, 2/01/15 ..................................    United States      150,000       139,119
c Basell AF SCA, senior note, 144A, 8.375%, 8/15/15 ................       Germany         100,000        99,625
  BCP Crystal Holdings Corp., senior sub. note, 9.625%, 6/15/14 ....    United States      200,000       221,000
  Bunge Ltd. Finance Corp., senior note, 5.875%, 5/15/13 ...........    United States    1,500,000     1,481,793
c Crown Americas Inc., senior note, 144A, 7.75%, 11/15/15 ..........    United States      100,000       103,250
  Graphic Packaging International Corp., senior note, 8.50%, 8/15/11    United States      100,000       100,500
  JSG Funding PLC, senior sub. note, 7.75%, 4/01/15 ................       Ireland         100,000        93,000
  Nalco Co., senior sub. note, 8.875%, 11/15/13 ....................    United States      200,000       207,500
  Owens-Brockway Glass Container Inc., senior note, 6.75%, 12/01/14     United States      200,000       193,000
  Rhodia SA, senior note, 10.25%, 6/01/10 ..........................       France          191,000       214,398
  RPM International Inc., 6.25%, 12/15/13 ..........................    United States    1,000,000       986,510
c RPM U.K. G.P., 144A, 6.70%, 11/01/15 .............................    United States    1,000,000     1,007,317
c Yara International ASA, 144A, 5.25%, 12/15/14 ....................       Norway        1,000,000       938,894
                                                                                                      ----------
                                                                                                       5,887,406
                                                                                                      ----------
  PRODUCER MANUFACTURING 0.9%
  Case New Holland Inc., senior note, 9.25%, 8/01/11 ...............    United States      200,000       213,500
  Cleveland Electric Illuminating Co., senior note, 5.65%, 12/15/13     United States    1,000,000       979,732


78| Semiannual Report

Franklin Investors Securities Trust

---------------------------------------------------------------------------------------------------------------
                                                                         COUNTRY/      PRINCIPAL
      FRANKLIN TOTAL RETURN FUND                                      ORGANIZATION      AMOUNT a       VALUE
---------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      PRODUCER MANUFACTURING (CONTINUED)
      Commercial Vehicle Group Inc., senior note, 8.00%, 7/01/13 .    United States       100,000    $  100,500
      Cooper Industries Ltd., 5.25%, 7/01/07 .....................    United States     1,000,000       995,094
      Hubbell Inc., 6.375%, 5/15/12 ..............................    United States     1,000,000     1,043,010
    c Hutchison Whampoa International Ltd., senior note, 144A,
         6.25%, 1/24/14 ..........................................      Hong Kong       1,000,000     1,010,302
         7.45%, 11/24/33 .........................................      Hong Kong       1,000,000     1,079,728
    c Invensys PLC, senior note, 144A, 9.875%, 3/15/11 ...........    United Kingdom      100,000       106,000
      Nortek Inc., senior sub. note, 8.50%, 9/01/14 ..............    United States       100,000       103,000
                                                                                                     ----------
                                                                                                      5,630,866
                                                                                                     ----------
      REAL ESTATE DEVELOPMENT 0.6%
      Colonial Realty LP, 5.50%, 10/01/15 ........................    United States     1,735,000     1,644,315
      EOP Operating LP, 4.75%, 3/15/14 ...........................    United States     2,000,000     1,837,710
      Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 .    United States       100,000       104,125
                                                                                                     ----------
                                                                                                      3,586,150
                                                                                                     ----------
      REAL ESTATE INVESTMENT TRUSTS 0.3%
      Host Marriott LP, senior note, K, 7.125%, 11/01/13 .........    United States       200,000       204,000
      iStar Financial Inc., senior note, 6.00%, 12/15/10 .........    United States     1,500,000     1,506,831
                                                                                                     ----------
                                                                                                      1,710,831
                                                                                                     ----------
      RETAIL TRADE 0.4%
    c GSC Holdings Corp., senior note, 144A, 8.00%, 10/01/12 .....    United States       100,000       100,625
      Kroger Co., senior note, 7.65%, 4/15/07 ....................    United States       500,000       508,471
      Limited Brands Inc., 5.25%, 11/01/14 .......................    United States     1,000,000       919,686
      Office Depot Inc., senior note, 6.25%, 8/15/13 .............    United States     1,000,000       991,888
      Rite Aid Corp., senior note, 9.25%, 6/01/13 ................    United States       100,000        98,625
                                                                                                     ----------
                                                                                                      2,619,295
                                                                                                     ----------
      TECHNOLOGY SERVICES 0.3%
    c Oracle Corp., 144A, 5.25%, 1/15/16 .........................    United States     2,000,000     1,894,222
    c SunGard Data Systems Inc.,
         senior note, 144A, 9.125%, 8/15/13 ......................    United States       100,000       107,250
         senior sub. note, 144A, 10.25%, 8/15/15 .................    United States       100,000       108,000
                                                                                                     ----------
                                                                                                      2,109,472
                                                                                                     ----------
      TRANSPORTATION 0.4%
      CSX Corp., 7.45%, 5/06/07 ..................................    United States     1,000,000     1,019,791
      Union Pacific Corp., 3.625%, 6/01/10 .......................    United States     1,500,000     1,392,639
                                                                                                     ----------
                                                                                                      2,412,430
                                                                                                     ----------
      UTILITIES 1.9%
      Aquila Inc., senior note, 8.27%, 11/15/21 ..................    United States       100,000       101,500
c,e,f Calpine Corp., senior secured note, 144A, 8.50%, 7/15/10 ...    United States       100,000        92,000
      CenterPoint Energy Inc., senior note, 6.85%, 6/01/15 .......    United States     1,000,000     1,039,338
      Consumers Energy Co., H, 4.80%, 2/17/09 ....................    United States     1,000,000       979,929
      Dominion Resources Inc., senior note, 5.15%, 7/15/15 .......    United States     1,500,000     1,397,253


                                                          Semiannual Report | 79

Franklin Investors Securities Trust

----------------------------------------------------------------------------------------------------------------------
                                                                              COUNTRY/      PRINCIPAL
  FRANKLIN TOTAL RETURN FUND                                               ORGANIZATION      AMOUNT a       VALUE
----------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS (CONTINUED)
    UTILITIES (CONTINUED)
    DPL Inc., senior note, 6.875%, 9/01/11 ............................    United States       500,000    $    524,873
  c Dynegy Holdings Inc., senior note, 144A, 8.375%, 5/01/16 ..........    United States       100,000         100,000
    East Coast Power LLC, 6.737%, 3/31/08 .............................    United States        29,839          30,072
    MidAmerican Energy Holdings Co., senior note, 3.50%, 5/15/08 ......    United States     1,000,000         962,279
    Midwest Generation LLC, senior secured note, 8.75%, 5/01/34 .......    United States       100,000         108,500
  c Mirant North America LLC, senior note, 144A, 7.375%, 12/31/13 .....    United States       100,000         100,875
    Northeast Generation Co., senior note, 8.812%, 10/15/26 ...........    United States       400,000         387,236
    NRG Energy Inc., senior note, 7.375%, 2/01/16 .....................    United States       200,000         202,250
    Pacific Gas and Electric Co., 6.05%, 3/01/34 ......................    United States     1,000,000         959,687
    PSEG Funding Trust, 5.381%, 11/16/07 ..............................    United States     2,000,000       1,993,444
    Texas New Mexico Power Co., senior note, 6.125%, 6/01/08 ..........    United States     1,000,000       1,007,537
    TXU Corp., senior note,
        5.55%, 11/15/14 ...............................................    United States       500,000         467,136
        6.55%, 11/15/34 ...............................................    United States     1,000,000         902,918
    Westar Energy Inc., 6.00%, 7/01/14 ................................    United States       500,000         501,742
                                                                                                          ------------
                                                                                                            11,858,569
                                                                                                          ------------
    TOTAL CORPORATE BONDS (COST $120,503,650) .........................                                    119,463,608
                                                                                                          ------------
    ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
    SECURITIES 25.0%
    FINANCE 25.0%
  b AFC Home Equity Loan Trust, 1997-4, 2A2, FRN, 5.599%, 12/22/27 ....    United States       460,934         461,386
  b Amortizing Residential Collateral Trust, 2002-BC1, M1, FRN,
      5.809%, 1/25/32 .................................................    United States       719,741         721,806
    Bear Stearns Commercial Mortgage Securities Inc., 2005-PW10, A4,
      5.405%, 12/11/40 ................................................    United States     4,000,000       3,909,676
    Chase Funding Mortgage Loan Asset-Backed Certificates, 2003-1,
      1A4, 4.119%, 2/25/29 ............................................    United States       508,893         505,761
  b Citigroup/Deutsche Bank Commercial Mortgage Trust, 2005-CD1,
      A4, FRN, 5.40%, 7/15/44 .........................................    United States     8,750,000       8,494,839
    Countrywide Asset-Backed Certificates,
        2004-7, AF4, 4.774%, 8/25/32 ..................................    United States       917,000         908,600
        2004-9, AF4, 4.649%, 10/25/32 .................................    United States     2,950,000       2,871,637
        2004-12, AF6, 4.634%, 3/25/35 .................................    United States     2,000,000       1,882,446
        2004-13, AF6, 4.581%, 4/25/35 .................................    United States    13,700,000      12,935,340
        2005-12, 2A5, 5.245%, 2/25/36 .................................    United States     5,150,000       4,933,316
b,c Ensec Home Finance Pool Ltd., 2005-R1A, note, 144A, FRN,
      5.101%, 5/15/14 .................................................    United States     3,500,000       3,506,289
    Equity One ABS Inc., 2004-1, AF6, 4.205%, 4/25/34 .................    United States     4,750,000       4,459,247
  b First Franklin Mortgage Loan Asset Backed Certificates, 2004-FF8,
      A2B, FRN, 5.229%, 10/25/34 ......................................    United States     4,674,561       4,683,846
  b First Franklin Mortgage Loan Asset-Backed Certificates, 2004-FF11,
      1A2, FRN, 5.309%, 1/25/35 .......................................    United States     9,574,339       9,593,906
  b First Franklin Mortgage Loan Asset Backed Certificates, 2005-FF10,
      A2, FRN, 5.059%, 11/25/35 .......................................    United States     5,847,173       5,851,267
    FNMA, G93-33, K, 7.00%, 9/25/23 ...................................    United States     1,705,353       1,770,073
    FHLMC, 2643, OG, 5.00%, 7/15/32 ...................................    United States     3,182,750       2,925,948


80 | Semiannual Report

Franklin Investors Securities Trust

-------------------------------------------------------------------------------------------------------------------
                                                                          COUNTRY/       PRINCIPAL
    FRANKLIN TOTAL RETURN FUND                                          ORGANIZATION      AMOUNT a         VALUE
-------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
    FINANCE (CONTINUED)
  b Fremont Home Loan Trust, 2004-4, 2A2, FRN, 5.239%, 3/25/35 .....    United States     6,380,480    $  6,393,332
    GE Capital Commercial Mortgage Corp., 2003-CI, A4, 4.819%,
      1/10/38 ......................................................    United States     1,578,354       1,515,083
    GMAC Mortgage Corp. Loan Trust,
        2004-HE2, A2, 2.88%, 10/25/33 ..............................    United States       894,546         882,336
        2004-HE5, A6, 4.388%, 9/25/34 ..............................    United States     6,600,000       6,314,594
    Green Tree Financial Corp., 1999-2, M1, 6.80%, 12/01/30 ........    United States       400,000         120,197
    Greenwich Capital Commercial Funding Corp., 2004-GG1, A7,
      5.317%, 6/10/36 ..............................................    United States    11,680,000      11,406,258
  b GS Mortgage Securities Corp. II, 2006-GG6, A4, FRN, 5.553%,
      4/10/38 ......................................................    United States     7,300,000       7,196,203
    JP Morgan Chase Commercial Mortgage Sec Corp.,
        b  2004-CB9, A4, FRN, 5.559%, 6/12/41 ......................    United States    11,324,540      11,190,369
        2004-LN2, A2, 5.115%, 7/15/41 ..............................    United States       697,106         669,508
  c Keystone Owner Trust, 1997-P3, M2, 144A, 7.98%, 12/25/24 .......    United States       232,350         231,570
  c Legacy Benefits Insurance Settlements LLC, 2004-1, A, 144A,
      5.35%, 2/10/39 ...............................................    United States     2,424,493       2,258,472
  c Morgan Stanley Auto Loan Trust, 2003-HB1, D, 144A, 5.50%,
      4/15/11 ......................................................    United States        58,802          58,729
  b Morgan Stanley Capital I, 2004-IQ7, A4, FRN, 5.564%, 6/15/38 ...    United States     6,900,000       6,802,442
    New Century Home Equity Loan Trust,
        2003-5, AI3, 3.56%, 11/25/33 ...............................    United States        68,273          67,928
      b 2004-2, A3, FRN, 5.209%, 8/25/34 ...........................    United States       589,130         589,575
    Popular ABS Mortgage Pass-Through Trust, 2005-3, AF6, 4.759%,
      7/25/35 ......................................................    United States     2,000,000       1,907,861
    Residential Asset Mortgage Products Inc., 2004-RS11, A1, FRN,
      5.099%, 2/25/26 ..............................................    United States     7,793,075       7,799,362
    Residential Asset Securities Corp.,
        1999-KS4, AI4, 7.22%, 6/25/28 ..............................    United States       466,507         466,632
      b 2000-KS2, AII, FRN, 5.459%, 3/25/30 ........................    United States     1,135,992       1,136,986
        2001-KS2, AI5, 7.014%, 6/25/31 .............................    United States        15,790          15,908
      b 2002-KS2, AIIB, FRN, 5.229%, 4/25/32 .......................    United States       101,646         101,738
        2004-KS1, AI4, 4.213%, 4/25/32 .............................    United States     2,000,000       1,971,552
    Residential Funding Mortgage Securities II, 2005-HI1, A4, 4.70%,
      8/25/34 ......................................................    United States     5,500,000       5,344,546
  b Securitized Asset Backed Receivables LLC, 2004-OP1, M1, FRN,
      5.469%, 2/25/34 ..............................................    United States     1,000,000       1,003,891
    Structured Asset Securities Corp.,
        2002-1A, 2A1, 2.11%, 2/25/32 ...............................    United States       327,012         326,340
        2004-4XS, 1A4, 4.13%, 2/25/34 ..............................    United States     1,881,267       1,857,066
b,c Susquehanna Auto Lease Trust, 2005-1,
        A2, 144A, 4.08%, 7/16/07 ...................................    United States       571,397         569,344
        A3, 144A, 4.43%, 6/16/08 ...................................    United States     7,300,000       7,234,984
    Wells Fargo Home Equity Trust, 2004-2, AI5, 4.89%, 11/25/28 ....    United States     2,200,000       2,110,880
                                                                                                       ------------
    TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
      SECURITIES (COST $162,811,775) ...............................                                    157,959,069
                                                                                                       ------------


                                                          Semiannual Report | 81

Franklin Investors Securities Trust

-------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY/       PRINCIPAL
  FRANKLIN TOTAL RETURN FUND                                             ORGANIZATION      AMOUNT a         VALUE
-------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MORTGAGE-BACKED SECURITIES 41.3%
b FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 6.0%
  FHLMC, 3.277%, 5/01/34 ............................................    United States     5,276,555    $ 5,160,549
  FHLMC, 3.356%, 1/01/34 ............................................    United States     8,022,185      7,978,358
  FHLMC, 3.956%, 7/01/34 ............................................    United States     1,898,543      1,871,610
  FHLMC, 4.011%, 9/01/34 ............................................    United States     1,252,044      1,235,844
  FHLMC, 4.597%, 11/01/27 ...........................................    United States     9,968,201     10,036,851
  FHLMC, 4.701%, 9/01/32 ............................................    United States     5,343,001      5,325,881
  FHLMC, 5.782%, 4/01/32 ............................................    United States     4,343,450      4,466,404
  FHLMC, 6.064%, 4/01/30 ............................................    United States     1,144,125      1,161,106
  FHLMC, 6.081%, 9/01/27 ............................................    United States       217,786        221,451
  FHLMC, 6.56%, 3/01/25 .............................................    United States       199,140        202,773
                                                                                                        -----------
                                                                                                         37,660,827
                                                                                                        -----------
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 5.2%
  FHLMC Gold 15 Year, 4.50%, 10/01/18 - 1/01/19 .....................    United States     5,317,394      5,071,845
  FHLMC Gold 15 Year, 5.00%, 10/01/17 - 9/01/18 .....................    United States     1,080,395      1,052,957
  FHLMC Gold 15 Year, 6.00%, 2/01/17 ................................    United States       137,282        138,825
d FHLMC Gold 30 Year, 5.00%, 5/01/33 ................................    United States     9,320,414      8,813,617
  FHLMC Gold 30 Year, 5.00%, 8/01/33 - 5/01/34 ......................    United States     3,268,563      3,101,894
d FHLMC Gold 30 Year, 5.50%, 5/01/33 ................................    United States     7,049,660      6,849,182
  FHLMC Gold 30 Year, 5.50%, 1/01/35 ................................    United States       393,009        382,531
  FHLMC Gold 30 Year, 6.00%, 5/01/33 - 8/01/34 ......................    United States     4,068,776      4,062,526
  FHLMC Gold 30 Year, 6.50%, 4/01/28 - 1/01/35 ......................    United States     1,397,904      1,424,749
  FHLMC Gold 30 Year, 7.00%, 4/01/26 - 7/01/32 ......................    United States       963,456        991,412
  FHLMC Gold 30 Year, 7.50%, 3/01/32 ................................    United States       127,227        132,694
  FHLMC Gold 30 Year, 8.50%, 8/01/30 ................................    United States        18,223         19,625
  FHLMC Gold 30 Year, 9.00%, 1/01/22 ................................    United States       304,014        323,467
  FHLMC Gold 30 Year, 10.00%, 10/01/30 ..............................    United States       582,204        645,570
  FHLMC PC 15 Year, 8.50%, 5/01/12 ..................................    United States        43,409         44,111
                                                                                                        -----------
                                                                                                         33,055,005
                                                                                                        -----------
b FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 8.7%
  FNMA, 3.402%, 3/01/34 .............................................    United States     2,174,188      2,168,746
  FNMA, 3.404%, 3/01/34 .............................................    United States     3,332,636      3,341,169
  FNMA, 3.557%, 4/01/34 .............................................    United States     7,671,066      7,659,207
  FNMA, 4.042%, 12/01/34 ............................................    United States     5,428,774      5,320,092
  FNMA, 4.362%, 2/01/34 .............................................    United States     4,777,586      4,687,800
  FNMA, 4.597%, 8/01/33 - 9/01/34 ...................................    United States    20,338,259     20,422,387
  FNMA, 4.624%, 12/01/34 ............................................    United States     2,586,831      2,536,910
  FNMA, 4.996%, 12/01/27 ............................................    United States       657,545        659,858
  FNMA, 5.00%, 6/01/15 ..............................................    United States       142,796        144,757
  FNMA, 5.004%, 3/01/33 .............................................    United States       750,980        754,362
  FNMA, 5.006%, 6/01/33 .............................................    United States       667,248        670,253
  FNMA, 5.268%, 6/01/17 .............................................    United States       180,724        180,681
  FNMA, 5.70%, 9/01/19 ..............................................    United States        68,747         69,789
  FNMA, 5.806%, 11/01/31 ............................................    United States     1,182,633      1,198,427
  FNMA, 5.917%, 12/01/22 ............................................    United States       325,133        329,129
  FNMA, 5.974%, 10/01/32 ............................................    United States     3,118,504      3,170,909


82 | Semiannual Report

Franklin Investors Securities Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                   COUNTRY/      PRINCIPAL
   FRANKLIN TOTAL RETURN FUND                                                    ORGANIZATION     AMOUNT a         VALUE
----------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MORTGAGE-BACKED SECURITIES (CONTINUED)
 b FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
   FNMA, 6.073%, 5/01/25 ....................................................    United States       231,507    $    233,767
   FNMA, 6.211%, 12/01/24 ...................................................    United States        80,640          81,397
   FNMA, 6.364%, 1/01/17 ....................................................    United States       793,538         791,270
   FNMA, 6.384%, 6/01/32 ....................................................    United States       522,848         538,090
                                                                                                                ------------
                                                                                                                  54,959,000
                                                                                                                ------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 20.8%
   FNMA 15 Year, 4.50%, 3/01/19 - 6/01/19 ...................................    United States     2,276,811       2,171,903
   FNMA 15 Year, 5.00%, 6/01/18 - 7/01/18 ...................................    United States     2,333,018       2,277,274
   FNMA 15 Year, 5.50%, 1/01/14 - 2/01/18 ...................................    United States     1,068,142       1,061,715
   FNMA 15 Year, 6.00%, 8/01/16 - 6/01/17 ...................................    United States       749,441         759,578
   FNMA 15 Year, 6.50%, 4/01/16 - 9/01/16 ...................................    United States        90,630          92,817
   FNMA 15 Year, 5.50%, 12/01/16 ............................................    United States       239,108         237,680
 d FNMA 30 Year, 5.00%, 5/15/35 .............................................    United States    51,000,000      48,242,838
   FNMA 30 Year, 5.50%, 6/01/33 - 9/01/35 ...................................    United States    18,379,592      17,878,163
 d FNMA  30 Year, 5.50%, 5/01/35 ............................................    United States    34,501,957      33,510,026
 d FNMA  30 Year, 6.00%, 5/01/32 - 11/01/35 .................................    United States    19,677,636      19,604,230
   FNMA 30 Year, 6.50%, 5/01/28 - 8/01/32 ...................................    United States     2,964,060       3,026,270
   FNMA 30 Year, 7.00%, 8/01/29 - 10/01/32 ..................................    United States       751,145         773,609
   FNMA 30 Year, 7.50%, 1/01/30 .............................................    United States       119,428         124,492
   FNMA 30 Year, 8.00%, 12/01/30 ............................................    United States        14,105          15,018
   FNMA 30 Year, 8.50%, 5/01/32 .............................................    United States       390,577         421,413
   FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27 ..................................    United States     1,161,831       1,266,940
                                                                                                                ------------
                                                                                                                 131,463,966
                                                                                                                ------------
 b GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE 0.1%
   GNMA, 5.125%, 10/20/26 - 10/20/26 ........................................    United States       179,668         180,799
   GNMA, 5.375%, 1/20/23 ....................................................    United States        79,723          80,237
                                                                                                                ------------
                                                                                                                     261,036
                                                                                                                ------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 0.5%
   GNMA I SF 15 Year, 7.00%, 2/15/09 ........................................    United States        50,497          51,449
   GNMA I SF 30 Year, 6.50%, 10/15/31 - 4/15/32 .............................    United States       215,597         222,101
   GNMA I SF 30 Year, 7.00%, 10/15/27 - 4/15/28 .............................    United States        91,863          95,433
   GNMA I SF 30 Year, 7.50%, 12/15/06 - 11/15/26 ............................    United States       804,048         836,105
   GNMA I SF 30 Year, 8.00%, 8/15/16 - 7/15/17 ..............................    United States       266,109         281,529
   GNMA I SF 30 Year, 9.00%, 9/15/25 - 3/15/31 ..............................    United States        28,373          30,877
   GNMA II GP 30 Year, 8.25%, 9/20/17 .......................................    United States        43,162          45,918
   GNMA II SF 30 Year, 6.00%, 5/20/31 .......................................    United States        66,055          66,144
   GNMA II SF 30 Year, 6.50%, 3/20/28 - 4/20/31 .............................    United States        50,362          51,430
   GNMA II SF 30 Year, 7.00%, 5/20/27 - 12/20/30 ............................    United States     1,030,360       1,059,299
   GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33 .............................    United States       387,176         403,178
   GNMA II SF 30 Year, 8.00%, 1/20/27 - 7/20/27 .............................    United States       250,322         266,477
                                                                                                                ------------
                                                                                                                   3,409,940
                                                                                                                ------------
   TOTAL MORTGAGE-BACKED SECURITIES (COST $262,724,798) .....................                                    260,809,774
                                                                                                                ------------


                                                          Semiannual Report | 83

Franklin Investors Securities Trust

----------------------------------------------------------------------------------------------------------------
                                                                 COUNTRY/          PRINCIPAL
    FRANKLIN TOTAL RETURN FUND                                 ORGANIZATION         AMOUNT a            VALUE
----------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    U.S. GOVERNMENT AND AGENCY SECURITIES 11.8%
    FHLMC,
       4.625%, 2/21/08 ....................................    United States         7,000,000        $ 6,940,962
       4.875%, 2/17/09 ....................................    United States         5,500,000          5,465,575
    FNMA,
       4.25%, 9/15/07 .....................................    United States         2,500,000          2,470,685
       6.00%, 5/15/11 .....................................    United States         6,000,000          6,192,558
       6.625%, 10/15/07 ...................................    United States         5,000,000          5,102,895
       6.625%, 11/15/10 ...................................    United States         5,800,000          6,121,082
       6.625%, 11/15/30 ...................................    United States         4,000,000          4,581,276
       7.25%, 5/15/30 .....................................    United States         1,500,000          1,839,623
    U.S. Treasury Bond,
       5.25%, 2/15/29 .....................................    United States         7,900,000          7,843,223
       5.375%, 2/15/31 ....................................    United States         1,450,000          1,472,204
       7.125%, 2/15/23 ....................................    United States         4,600,000          5,520,722
       7.25%, 8/15/22 .....................................    United States         7,000,000          8,474,382
    U.S. Treasury Note,
       3.00%, 2/15/08 .....................................    United States        10,000,000          9,683,210
       3.50%, 2/15/10 .....................................    United States         3,000,000          2,856,447
                                                                                                      -----------
    TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
    (COST $76,089,504) ....................................                                            74,564,844
                                                                                                      -----------
    FOREIGN GOVERNMENT AND AGENCY SECURITIES 7.5%
b,g Government of Argentina, FRN, 4.889%, 8/03/12 .........      Argentina           2,225,000          1,836,402
    Government of Austria, 9.00%, 9/15/06 .................       Austria           33,000,000 ISK        436,305
    Government of Canada, 3.00%, 6/01/06 ..................       Canada             1,920,000 CAD      1,716,448
    Government of Indonesia,
       11.50%, 9/15/19 ....................................      Indonesia      12,200,000,000 IDR      1,360,956
       13.15%, 3/15/10 ....................................      Indonesia       9,320,000,000 IDR      1,111,823
       14.00%, 6/15/09 ....................................      Indonesia       9,425,000,000 IDR      1,139,905
       14.25%, 6/15/13 ....................................      Indonesia       7,995,000,000 IDR      1,029,976
       14.275%, 12/15/13 ..................................      Indonesia      12,430,000,000 IDR      1,613,353
    Government of Korea, 3.75%, 9/10/07 ...................     South Korea      2,890,000,000 KRW      3,024,731
    Government of Malaysia,
       3.135%, 12/17/07 ...................................      Malaysia              545,000 MYR        148,849
       4.032%, 9/15/09 ....................................      Malaysia            1,440,000 MYR        396,112
       4.305%, 2/27/09 ....................................      Malaysia            9,300,000 MYR      2,584,887
       6.45%, 7/01/08 .....................................      Malaysia            3,640,000 MYR      1,057,106
       6.90%, 3/15/07 .....................................      Malaysia              585,000 MYR        165,960
       8.60%, 12/01/07 ....................................      Malaysia            1,290,000 MYR        381,822
    Government of New Zealand, 7.00%, 7/15/09 .............     New Zealand          3,597,000 NZD      2,364,476
    Government of Norway, 6.75%, 1/15/07 ..................       Norway            15,860,000 NOK      2,639,626
    Government of Peru,
       7.84%, 8/12/20 .....................................        Peru              1,100,000 PEN        327,986
       8.60%, 8/12/17 .....................................        Peru              3,200,000 PEN      1,017,101
    Government of Poland,
       5.75%, 9/23/22 .....................................       Poland             1,250,000 PLN        428,007
       6.00%, 5/24/09 .....................................       Poland            11,700,000 PLN      3,951,038
       8.50%, 11/12/06 ....................................       Poland             1,150,000 PLN        381,809
       8.50%, 5/12/07 .....................................       Poland             2,100,000 PLN        714,293


84 | Semiannual Report

Franklin Investors Securities Trust

--------------------------------------------------------------------------------------------------------------------------
                                                                          COUNTRY/           PRINCIPAL
    FRANKLIN TOTAL RETURN FUND                                          ORGANIZATION          AMOUNT a            VALUE
--------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
    Government of Singapore,
        2.625%, 10/01/07 ..........................................       Singapore           2,500,000 SGD    $ 1,573,916
        4.00%, 3/01/07 ............................................       Singapore           2,490,000 SGD      1,588,805
    Government of Slovakia,
        4.80%, 4/14/09 ............................................    Slovak Republic        2,600,000 SKK         89,122
        4.90%, 2/11/14 ............................................    Slovak Republic        2,000,000 SKK         70,050
        5.30%, 5/12/19 ............................................    Slovak Republic        1,900,000 SKK         69,646
    Government of Sweden,
        5.50%, 10/08/12 ...........................................        Sweden             2,880,000 SEK        430,807
        8.00%, 8/15/07 ............................................        Sweden            25,710,000 SEK      3,725,297
        Strip, 9/20/06 ............................................        Sweden             2,200,000 SEK        296,147
    Government of Thailand,
        4.125%, 2/12/08 ...........................................       Thailand           19,000,000 THB        496,520
        8.00%, 12/08/06 ...........................................       Thailand           49,400,000 THB      1,339,379
        8.50%, 12/08/08 ...........................................       Thailand           15,000,000 THB        429,861
    Government of the Philippines, 9.00%, 2/15/13 .................      Philippines            500,000            566,250
  d Government of Vietnam, FRN, 5.875%, 3/12/16 ...................        Vietnam              234,783            232,621
    Inter-American Development Bank, 9.00%, 1/04/07 ...............     Supranational        54,500,000 ISK        717,844
    Korea Treasury Note,
        4.25%, 9/10/08 ............................................      South Korea      1,000,000,000 KRW      1,046,973
        4.50%, 9/09/08 ............................................      South Korea      3,300,000,000 KRW      3,474,283
        4.75%, 3/12/08 ............................................      South Korea      1,100,000,000 KRW      1,165,025
    New South Wales Treasury Corp., 6.50%, 5/01/06 ................       Australia             400,000 AUD        303,926
                                                                                                               -----------
    TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
      (COST $43,763,251) ..........................................                                             47,445,443
                                                                                                               -----------
b,h SENIOR FLOATING RATE INTERESTS 4.2%
    COMMERCIAL SERVICES 0.4%
    Affiliated Computer Services Inc., Term Loan B, 6.429%, 3/20/13     United States           997,500          1,006,208
    Workflow Management Inc., Term Loan B, 9.126%, 11/30/11 .......     United States           705,357            710,450
    Worldspan LP, Term Loan B, 7.50 - 7.938%, 2/11/10 .............     United States           632,958            636,914
                                                                                                               -----------
                                                                                                                 2,353,572
                                                                                                               -----------
    COMMUNICATIONS 0.3%
    Alaska Communications Systems Holdings Inc., 2006-1 Incremental
      Facility Loan, 6.729%, 2/01/12 ..............................     United States         1,000,000          1,006,950
    Fairpoint Communications Inc., Term Loan B, 6.75%, 2/08/12 ....     United States         1,000,000          1,006,390
                                                                                                               -----------
                                                                                                                 2,013,340
                                                                                                               -----------
    CONSUMER DURABLES 0.5%
    Jarden Corp., Term Loan B2, 6.74%, 1/24/12 ....................     United States           955,345            961,860
    Propex Fabrics Inc., Term Loan B, 7.00%, 7/31/12 ..............     United States           955,769            965,212
    Tupperware Corp., Term Loan B, 6.39%, 12/05/12 ................     United States           986,577            988,107
                                                                                                               -----------
                                                                                                                 2,915,179
                                                                                                               -----------
    CONSUMER NON-DURABLES 0.4%
    Acco Brands Corp., Term Loan B, 6.52 - 6.827%, 8/17/12 ........     United States           936,709            939,416
    Central Garden & Pet Co., Term Loan B, 6.34 - 6.53%, 9/30/12 ..     United States           273,339            274,884
    Michael Foods Inc., Term Loan B1, 6.671 - 7.032%, 11/21/10 ....     United States           273,825            276,881


                                                          Semiannual Report | 85

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------
                                                                            COUNTRY/      PRINCIPAL
    FRANKLIN TOTAL RETURN FUND                                            ORGANIZATION     AMOUNT a       VALUE
------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,h SENIOR FLOATING RATE INTERESTS (CONTINUED)
    CONSUMER NON-DURABLES (CONTINUED)
    Southern Wine & Spirits of America Inc., Term Loan B, 6.48%,
      5/31/12 ........................................................    United States      292,505    $  295,228
    Warnaco Inc., Term Loan, 6.24 - 8.25%, 1/31/13 ...................    United States    1,000,000     1,004,740
                                                                                                        ----------
                                                                                                         2,791,149
                                                                                                        ----------
    CONSUMER SERVICES 0.3%
    Century Theaters Inc., Term Loan B, 6.695%, 3/01/13 ..............    United States      300,000       302,964
    Cinram International Inc., Term Loan D, 7.07%, 9/30/09 ...........       Canada          242,729       242,851
    CSC Holdings Inc. (Cablevision), Incremental Term Loan,
      6.58 - 6.74%, 3/29/13 ..........................................    United States    1,000,000     1,005,400
    Dominos Inc., Term Loan B, 6.438 - 6.46%, 6/25/10 ................    United States      500,000       503,370
                                                                                                        ----------
                                                                                                         2,054,585
                                                                                                        ----------
    ENERGY MINERALS 0.2%
    Alpha Natural Resources LLC, Term Loan B, 6.32%, 10/26/12 ........    United States      997,500     1,004,762
                                                                                                        ----------
    FINANCE 0.7%
    Ameritrade Holding Corp., Term Loan B, 6.49%, 12/31/12 ...........    United States      700,000       703,668
  d Avis Budget Car Rental, Term Loan, 8.00%, 4/19/12 ................    United States    1,000,000       997,520
    Capital Automotive REIT, Term Loan B, 6.58%, 12/10/10 ............    United States      849,958       858,211
    General Growth Properties Inc., Term Loan A-1, 6.20%, 2/24/10 ....    United States    1,000,000     1,001,230
    Newkirk Master LP, Term Loan B, 6.576%, 8/11/08 ..................    United States      192,103       193,065
  d Trizec Properties Inc., Term Loan B, 8.15%, 5/02/07 ..............    United States      750,000       751,755
                                                                                                        ----------
                                                                                                         4,505,449
                                                                                                        ----------
    HEALTH SERVICES 0.2%
    Fresenius Medical Care Holdings Inc., Term Loan B, 6.354 - 6.403%,
      3/31/13 ........................................................    United States    1,000,000     1,002,980
                                                                                                        ----------
    HEALTH TECHNOLOGY 0.1%
    Angiotech Pharmaceuticals Inc., Term Loan B, 6.45%, 3/23/13 ......    United States      500,000       503,265
                                                                                                        ----------
    INDUSTRIAL SERVICES 0.2%
  d Allied Waste North America Inc.,
        Credit Link, 8.50%, 1/15/12 ..................................    United States      279,666       280,544
        Term Loan B, 8.50%, 1/15/12 ..................................    United States      720,334       722,596
    Mattamy Group, Term Loan B, 9.00%, 4/11/13 .......................    United States      600,000       605,454
                                                                                                        ----------
                                                                                                         1,608,594
                                                                                                        ----------
    PROCESS INDUSTRIES 0.4%
    Berry Plastics Corp., Term Loan, 6.84%, 12/02/11 .................    United States      297,750       302,523
    Georgia-Pacific Corp., Term Loan B, 6.88 - 6.979%, 12/20/12 ......    United States      698,250       700,359
    Huntsman International LLC, Term Loan B, 6.679%, 8/16/12 .........    United States      975,988       980,809
    Ineos U.S. Finance LLC,
        Term Loan B2, 7.339%, 12/16/13 ...............................    United States      250,000       253,075
        Term Loan C2, 7.839%, 12/23/14 ...............................    United States      250,000       253,130
    Nalco Co., Term Loan B, 6.48 - 6.60%, 11/04/10 ...................    United States      247,397       250,098
                                                                                                        ----------
                                                                                                         2,739,994
                                                                                                        ----------


86 | Semiannual Report

Franklin Investors Securities Trust

--------------------------------------------------------------------------------------------------------------------------------
                                                                                   COUNTRY/      PRINCIPAL
    FRANKLIN TOTAL RETURN FUND                                                   ORGANIZATION     AMOUNT a            VALUE
--------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,h SENIOR FLOATING RATE INTERESTS (CONTINUED)
    PRODUCER MANUFACTURING 0.1%
    NCI Building Systems Inc., Term Loan B, 6.71%, 6/18/10 ..................    United States       500,000        $    502,095
    Sensus Metering Systems Inc.,
        Term Loan B1, 7.22 - 7.58%, 12/17/10 ................................    United States       197,826             199,409
        Term Loan B2, 7.22 - 7.44%, 12/17/10 ................................    United States        26,277              26,487
    TriMas Corp., Term Loan B, 8.75 - 8.875%, 12/31/09 ......................    United States       262,161             266,749
                                                                                                                    ------------
      .......................................................................                                            994,740
                                                                                                                    ------------
    RETAIL TRADE 0.1%
    Easton Bell Sports Inc., Term Loan B, 6.60 - 6.81%, 3/16/12 .............    United States       500,000             506,705
                                                                                                                    ------------
    TECHNOLOGY SERVICES 0.1%
    Nuance Communications Inc., Term Loan, 7.00%, 3/31/13 ...................    United States       500,000             504,855
                                                                                                                    ------------
    UTILITIES 0.1%
    NRG Energy Inc.,
        Credit Link, 6.979%, 2/01/13 ........................................    United States        98,401              99,649
        Term Loan B, 6.82%, 2/01/13 .........................................    United States       431,599             437,067
                                                                                                                    ------------
                                                                                                                         536,716
                                                                                                                    ------------
    TOTAL SENIOR FLOATING RATE INTERESTS (COST $25,935,650) .................                                         26,035,885
                                                                                                                    ------------
    CREDIT - LINKED STRUCTURED NOTE (COST $2,612,058) 0.4%
    FINANCE CONGLOMERATES 0.4%
b,c Credit Suisse First Boston International, 144A, FRN, 4.93%, 3/20/09 ......   United States     2,600,000           2,647,125
                                                                                                                    ------------
    TOTAL LONG TERM INVESTMENTS (COST $694,440,686) .........................                                        688,925,748
                                                                                                                    ------------
    SHORT TERM INVESTMENTS 8.1%
  i FOREIGN GOVERNMENT SECURITIES 0.7%
    Egypt Treasury Bill,
        6/20/06 .............................................................        Egypt         3,400,000 EGP         583,643
        11/21/06 ............................................................        Egypt         3,400,000 EGP         563,261
        2/20/07 .............................................................        Egypt         3,700,000 EGP         600,646
    Thailand Treasury Bill,
        7/27/06 .............................................................      Thailand        2,500,000 THB          65,898
        8/10/06 .............................................................      Thailand       22,500,000 THB         591,809
        9/07/06 .............................................................      Thailand        2,800,000 THB          73,365
        10/05/06 ............................................................      Thailand       23,850,000 THB         622,476
        10/12/06 ............................................................      Thailand       39,800,000 THB       1,037,736
        2/22/07 .............................................................      Thailand       16,810,000 THB         430,001
        3/08/07 .............................................................      Thailand        4,500,000 THB         114,876
                                                                                                                    ------------
    TOTAL FOREIGN GOVERNMENT SECURITIES (COST $4,480,671) ...................                                          4,683,711
                                                                                                                    ------------
    U.S. GOVERNMENT AND AGENCY SECURITIES (COST $498,446) 0.1%
i,j U.S. Treasury Bill, 5/25/06 .............................................    United States       500,000             498,521
                                                                                                                    ------------
    TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
      (COST $699,419,803) ...................................................                                        694,107,980
                                                                                                                    ------------


                                                          Semiannual Report | 87

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------
                                                                        COUNTRY/      PRINCIPAL
  FRANKLIN TOTAL RETURN FUND                                          ORGANIZATION     AMOUNT a        VALUE
------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MONEY MARKET FUND (COST $46,118,720) 7.3%
k Franklin Institutional Fiduciary Trust Money Market Portfolio,
       4.50% .....................................................    United States    46,118,720    $  46,118,720
                                                                                                     -------------
  TOTAL SHORT TERM INVESTMENTS (COST $51,097,837) ................                                      51,300,952
                                                                                                     -------------
  TOTAL INVESTMENTS (COST $745,538,523) 117.2% ...................                                     740,226,700
  NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 0.0% l .......                                         132,595
  OTHER ASSETS, LESS LIABILITIES (17.2)% .........................                                    (108,732,632)
                                                                                                     -------------
  NET ASSETS 100.0% ..............................................                                   $ 631,626,663
                                                                                                     =============

See Currency Abbreviations and Selected Portfolio Abbreviations on page 89.

a The principal amount is stated in U.S. dollars unless otherwise indicated.

b The coupon rate shown represents the rate at period end.

c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2006, the aggregate value of these securities was $35,110,020, representing 5.56% of net assets.

d See Note 1(d) regarding securities purchased on a when-issued, delayed delivery or to-be-announced basis.

e See Note 11 regarding defaulted securities.

f See Note 13 regarding other considerations.

g The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

h See Note 1(i) regarding senior floating rate interests.

i A portion or all of the security is traded on a discount basis with no stated coupon rate.

j On deposit with broker for initial margin on futures contracts (Note 8).

k See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

l Rounds to less than 0.1% of net assets.


88 | See notes to financial statements. | Semiannual Report

Franklin Investors Securities Trust

CURRENCY ABBREVIATIONS

AUD    - Australian Dollar
CAD    - Canadian Dollar
EGP    - Egyptian Pound
IDR    - Indonesian Rupiah
ISK    - Iceland Krona
KRW    - South Korean Won
MYR    - Malaysian Ringgit
NOK    - Norwegian Krone
NZD    - New Zealand Dollar
PEN    - Peruvian Nuevo Sol
PLN    - Polish Zloty
SEK    - Swedish Krona
SGD    - Singapore Dollar
SKK    - Slovak Koruna
THB    - Thai Baht

SELECTED PORTFOLIO ABBREVIATIONS

DIP    - Debtor-In-Possession
FHLB   - Federal Home Loan Bank
FHLMC  - Federal Home Loan Mortgage Corporation
FNMA   - Federal National Mortgage Association
FRN    - Floating Rate Note
GNMA   - Government National Mortgage Association
GP     - Graduated Payment
L/C    - Letter of Credit
PC     - Participation Certificate
REIT   - Real Estate Investment Trust
SF     - Single Family


                     Semiannual Report | See notes to financial statements. | 89

Franklin Investors Securities Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2006 (unaudited)

                                                          ------------------------------------------------------------------------
                                                             FRANKLIN           FRANKLIN           FRANKLIN
                                                            ADJUSTABLE        FLOATING RATE      LOW DURATION         FRANKLIN
                                                          U.S. GOVERNMENT     DAILY ACCESS       TOTAL RETURN       TOTAL RETURN
                                                          SECURITIES FUND         FUND               FUND               FUND
                                                          ------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .........................   $   462,407,811    $ 2,134,538,825    $     9,675,287    $   699,419,803
  Cost - Sweep Money Fund (Note 7) ....................         7,365,549        146,405,851            805,401         46,118,720
                                                          ------------------------------------------------------------------------
  Total cost of investments ...........................   $   469,773,360    $ 2,280,944,676    $    10,480,688    $   745,538,523
                                                          ------------------------------------------------------------------------
  Value - Unaffiliated issuers ........................   $   455,241,809    $ 2,149,172,767    $     9,598,178    $   694,107,980
  Value - Sweep Money Fund (Note 7) ...................         7,365,549        146,405,851            805,401         46,118,720
                                                          ------------------------------------------------------------------------
  Total value of investments ..........................       462,607,358      2,295,578,618         10,403,579        740,226,700
 Cash .................................................                --          3,837,416             38,325             62,329
 Foreign currency, at value (cost $23,207) ............                --                 --             23,785                 --
 Receivables:
  Investment securities sold ..........................         2,975,213         60,148,574              4,682          7,839,254
  Capital shares sold .................................           488,826          7,938,996                 56          2,780,146
  Interest ............................................         2,433,757         13,144,362             82,295          5,348,954
  Variation margin ....................................                --                 --              1,875            104,844
 Unrealized gain on forward exchange contracts (Note 9)                --                 --                512            132,595
 Unrealized gain on unfunded loan commitments
  (Note 12) ...........................................                --            134,480                 --                 --
                                                          ------------------------------------------------------------------------
        Total assets ..................................       468,505,154      2,380,782,446         10,555,109        756,494,822
                                                          ------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .....................                --        102,803,212             65,139        121,548,687
  Capital shares redeemed .............................         2,660,274         13,407,620            112,694          1,729,881
  Affiliates ..........................................           318,420          1,588,164              5,553            378,259
  Accrued swap premium ................................                --                 --                 --             28,121
  Swap premiums received ..............................                --                 --                 --            140,852
  Distributions to shareholders .......................           419,810          3,221,115             14,247            850,183
  Professional fees ...................................            18,142             50,875             11,777              7,964
 Unrealized loss on swap agreements (Note 10) .........                --                 --                 --            142,814
 Accrued expenses and other liabilities ...............            91,465            579,305             12,056             41,398
                                                          ------------------------------------------------------------------------
        Total liabilities .............................         3,508,111        121,650,291            221,466        124,868,159
                                                          ------------------------------------------------------------------------
           Net assets, at value .......................   $   464,997,043    $ 2,259,132,155    $    10,333,643    $   631,626,663
                                                          ========================================================================
Net assets consist of:
 Paid-in capital ......................................   $   487,050,977    $ 2,617,043,293    $    10,519,369    $   644,935,586
 Distribution in excess of net investment income ......        (1,644,171)          (969,609)           (21,976)        (2,369,070)
 Net unrealized appreciation (depreciation) ...........        (7,166,002)        14,768,422            (80,794)        (6,658,658)
 Accumulated net realized gain (loss) .................       (13,243,761)      (371,709,951)           (82,956)        (4,281,195)
                                                          ------------------------------------------------------------------------
           Net assets, at value .......................   $   464,997,043    $ 2,259,132,155    $    10,333,643    $   631,626,663
                                                          ========================================================================


90 | See notes to financial statements. | Semiannual Report

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2006 (unaudited)

                                                                 -----------------------------------------------------------------
                                                                    FRANKLIN          FRANKLIN         FRANKLIN
                                                                   ADJUSTABLE       FLOATING RATE    LOW DURATION      FRANKLIN
                                                                 U.S. GOVERNMENT    DAILY ACCESS     TOTAL RETURN    TOTAL RETURN
                                                                 SECURITIES FUND        FUND              FUND            FUND
                                                                 -----------------------------------------------------------------
CLASS A:
 Net assets, at value ........................................   $   423,237,659   $ 1,809,034,538   $  10,333,643   $ 352,913,264
                                                                 =================================================================
 Shares outstanding ..........................................        47,651,177       178,579,116       1,060,459      36,151,985
                                                                 =================================================================
 Net asset value per share a .................................   $          8.88   $         10.13   $        9.74   $        9.76
                                                                 =================================================================
 Maximum offering price per share (net asset value per share /
   97.75%, 97.75%, 97.75% and 95.75%, respectively) ..........   $          9.08   $         10.36   $        9.96   $       10.19
                                                                 =================================================================
CLASS B:
 Net assets, at value ........................................                --   $    65,096,357              --   $  21,013,792
                                                                 =================================================================
 Shares outstanding ..........................................                --         6,430,531              --       2,152,986
                                                                 =================================================================
 Net asset value and maximum offering price per share a ......                --   $         10.12              --   $        9.76
                                                                 =================================================================
CLASS C:
 Net assets, at value ........................................    $   41,759,384   $   345,499,109              --   $  38,711,135
                                                                 =================================================================
 Shares outstanding ..........................................         4,704,209        34,097,054              --       3,967,687
                                                                 =================================================================
 Net asset value and maximum offering price per share a ......   $          8.88   $         10.13              --   $        9.76
                                                                 =================================================================
CLASS R:
 Net assets, at value ........................................                --                --              --   $  27,219,116
                                                                 =================================================================
 Shares outstanding ..........................................                --                --              --       2,788,650
                                                                 =================================================================
 Net asset value and maximum offering price per share a ......                --                --              --   $        9.76
                                                                 =================================================================
ADVISOR CLASS:
 Net assets, at value ........................................                --   $    39,502,151              --   $ 191,769,356
                                                                 =================================================================
 Shares outstanding ..........................................                --         3,895,814              --      19,618,151
                                                                 =================================================================
 Net asset value and maximum offering price per share a ......                --   $         10.14              --   $        9.78
                                                                 =================================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Funds.


                     Semiannual Report | See notes to financial statements. | 91

Franklin Investors Securities Trust

STATEMENTS OF OPERATIONS
for the six months ended April 30, 2006 (unaudited)

                                                                 -----------------------------------------------------------------
                                                                    FRANKLIN         FRANKLIN         FRANKLIN
                                                                   ADJUSTABLE     FLOATING RATE     LOW DURATION       FRANKLIN
                                                                 U.S. GOVERNMENT   DAILY ACCESS     TOTAL RETURN     TOTAL RETURN
                                                                 SECURITIES FUND       FUND            FUND a            FUND
                                                                 -----------------------------------------------------------------
Investment income:
 Dividends from Sweep Money Fund (Note 7) .....................  $      187,977   $    3,731,798   $       10,649   $      804,001
 Interest .....................................................      10,272,657       68,075,403          210,723       14,290,609
                                                                 -----------------------------------------------------------------
        Total investment income ...............................      10,460,634       71,807,201          221,372       15,094,610
                                                                 -----------------------------------------------------------------
Expenses:
 Management fees (Note 3a) ....................................         973,524        3,337,061           21,055        1,132,703
 Administrative fees (Note 3b) ................................         247,317        2,244,033           10,328          585,259
 Distribution fees: (Note 3c)
  Class A .....................................................         560,750        2,255,289           12,920          400,823
  Class B .....................................................              --          314,705               --           68,702
  Class C .....................................................         144,852        1,072,313               --          119,453
  Class R .....................................................              --               --               --           61,924
 Transfer agent fees (Note 3e) ................................         257,673          921,261            3,137          351,767
 Custodian fees (Note 4) ......................................           2,792           18,705            2,704           29,458
 Reports to shareholders ......................................          46,073           85,400            2,580           29,330
 Registration and filing fees .................................          22,998          107,773            7,022           35,420
 Professional fees ............................................          16,525           35,870           10,351           11,027
 Trustees' fees and expenses ..................................           8,963           16,725              142            7,246
 Other ........................................................          14,801          100,789            4,434           14,573
                                                                 -----------------------------------------------------------------
        Total expenses ........................................       2,296,268       10,509,924           74,673        2,847,685
        Expense reductions (Note 4) ...........................          (1,647)         (14,414)              (8)            (534)
        Expenses waived/paid by affiliates (Note 3f) ..........              --               --          (28,177)        (441,006)
                                                                 -----------------------------------------------------------------
           Net expenses .......................................       2,294,621       10,495,510           46,488        2,406,145
                                                                 -----------------------------------------------------------------
            Net investment income .............................       8,166,013       61,311,691          174,884       12,688,465
                                                                 -----------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .................................................         (77,224)       3,556,351          (32,807)      (3,163,533)
  Foreign currency transactions ...............................              --               --           (2,639)           1,672
  Financial futures contracts .................................              --               --           (8,586)        (988,115)
  Swap agreements .............................................              --               --               --          (46,638)
                                                                 -----------------------------------------------------------------
           Net realized gain (loss) ...........................         (77,224)       3,556,351          (44,032)      (4,196,614)
                                                                 -----------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
  Investments .................................................        (925,407)       1,087,814           31,358       (2,704,898)
  Translation of assets and liabilities denominated in
    foreign currencies ........................................              --               --           (4,219)         188,361
                                                                 -----------------------------------------------------------------
           Net change in unrealized
            appreciation (depreciation) .......................        (925,407)       1,087,814           27,139       (2,516,537)
                                                                 -----------------------------------------------------------------
Net realized and unrealized gain (loss) .......................      (1,002,631)       4,644,165          (16,893)      (6,713,151)
                                                                 -----------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $    7,163,382   $   65,955,856   $      157,991   $    5,975,314
                                                                 =================================================================


92 | See notes to financial statements. | Semiannual Report

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                               ----------------------------------------------------------------------
                                                     FRANKLIN ADJUSTABLE                FRANKLIN FLOATING RATE
                                                U.S. GOVERNMENT SECURITIES FUND            DAILY ACCESS FUND
                                               ----------------------------------------------------------------------
                                               SIX MONTHS ENDED                   SIX MONTHS ENDED
                                                APRIL 30, 2006      YEAR ENDED     APRIL 30, 2006       YEAR ENDED
                                                  (UNAUDITED)    OCTOBER 31, 2005    (UNAUDITED)     OCTOBER 31, 2005
                                               ----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................  $     8,166,013   $    18,498,124   $    61,311,691   $    66,891,404
  Net realized gain (loss) from investments .          (77,224)       (2,448,009)        3,556,351         9,136,970
  Net change in unrealized appreciation
    (depreciation) on investments ...........         (925,407)       (5,456,224)        1,087,814        (8,036,044)
                                               ----------------------------------------------------------------------
        Net increase (decrease) in net assets
            resulting from operations .......        7,163,382        10,593,891        65,955,856        67,992,330
                                               ----------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A .................................       (8,987,915)      (17,165,271)      (50,207,062)      (52,039,025)
    Class B .................................               --                --        (1,542,892)       (2,292,506)
    Class C .................................         (830,269)       (1,431,190)       (8,597,632)      (11,394,242)
    Advisor Class ...........................               --                --        (1,228,549)       (1,755,947)
                                               ----------------------------------------------------------------------
 Total distributions to shareholders ........       (9,818,184)      (18,596,461)      (61,576,135)      (67,481,720)
                                               ----------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A .................................      (49,571,751)      (94,558,701)      (85,097,876)    1,274,407,282
    Class B .................................               --                --          (713,409)       (3,566,057)
    Class C .................................       (6,454,694)         (263,925)       13,642,471        61,572,299
    Advisor Class ...........................               --                --           583,194         1,096,322
                                               ----------------------------------------------------------------------
 Total capital share transactions ...........      (56,026,445)      (94,822,626)      (71,585,620)    1,333,509,846
                                               ----------------------------------------------------------------------
 Redemption fees ............................            3,676             3,473            19,916            51,786
                                               ----------------------------------------------------------------------
        Net increase (decrease) in net assets      (58,677,571)     (102,821,723)      (67,185,983)    1,334,072,242
Net assets:
 Beginning of period ........................      523,674,614       626,496,337     2,326,318,138       992,245,896
                                               ----------------------------------------------------------------------
 End of period ..............................  $   464,997,043   $   523,674,614   $ 2,259,132,155   $ 2,326,318,138
                                               ======================================================================
Undistributed net investment income
 (distributions in excess of net investment
 income) included in net assets:
  End of period .............................  $    (1,644,171)  $         8,000   $      (969,609)  $      (705,165)
                                               ======================================================================


                     Semiannual Report | See notes to financial statements. | 93

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                               ----------------------------------------------------------------------
                                                    FRANKLIN LOW DURATION                       FRANKLIN
                                                       TOTAL RETURN FUND                    TOTAL RETURN FUND
                                               ----------------------------------------------------------------------
                                               SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                APRIL 30, 2006      YEAR ENDED      APRIL 30, 2006      YEAR ENDED
                                                  (UNAUDITED)   OCTOBER 31, 2005 a   (UNAUDITED)     OCTOBER 31, 2005
                                               ----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................  $       174,884   $       193,775   $    12,688,465   $    18,229,656
  Net realized gain (loss) from investments,
    swap agreements, financial futures
    contracts, and foreign currency
    transactions ............................          (44,032)          (34,097)       (4,196,614)        4,485,544
  Net change in unrealized appreciation
    (depreciation) on investments, and
    translation of assets and liabilities
    denominated in foreign currencies .......           27,139          (107,933)       (2,516,537)      (18,143,088)
                                               ----------------------------------------------------------------------
        Net increase (decrease) in net assets
            resulting from operations .......          157,991            51,745         5,975,314         4,572,112
                                               ----------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A .................................         (182,593)         (239,991)       (8,374,615)      (10,278,245)
    Class B .................................               --                --          (517,839)         (815,594)
    Class C .................................               --                --          (892,718)       (1,095,349)
    Class R .................................               --                --          (617,969)         (622,208)
    Advisor Class ...........................               --                --        (5,017,604)       (7,538,538)
                                               ----------------------------------------------------------------------
 Total distributions to shareholders ........         (182,593)         (239,991)      (15,420,745)      (20,349,934)
                                               ----------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A .................................           47,646        10,498,709        66,702,464        90,663,020
    Class B .................................               --                --           (27,452)        2,637,458
    Class C .................................               --                --         4,539,844        13,530,673
    Class R .................................               --                --         5,986,478        13,151,844
    Advisor Class ...........................               --                --        15,838,442        38,146,085
                                               ----------------------------------------------------------------------
 Total capital share transactions ...........           47,646        10,498,709        93,039,776       158,129,080
                                               ----------------------------------------------------------------------
 Redemption fees ............................              (60)              196             3,010             9,730
                                               ----------------------------------------------------------------------
        Net increase (decrease) in net assets           22,984        10,310,659        83,597,355       142,360,988
Net assets:
 Beginning of period ........................       10,310,659                --       548,029,308       405,668,320
                                               ----------------------------------------------------------------------
 End of period ..............................  $    10,333,643   $    10,310,659   $   631,626,663   $   548,029,308
                                               ======================================================================
Undistributed net investment income
 (distributions in excess of net investment
 income) included in net assets:
  End of period .............................  $       (21,976)  $       (14,267)  $    (2,369,070)  $       363,210
                                               ======================================================================

a For the period November 17, 2004 (commencement of operations) to October 31, 2005.


94 | See notes to financial statements. | Semiannual Report

Franklin Investors Securities Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of eight separate series. All funds included in this report (the Funds) are diversified, except the Franklin Floating Rate Daily Access Fund. The financial statements of the remaining funds in the series are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

-----------------------------------------------------------------------------------------------------------
CLASS A                                                 CLASS A, CLASS B, CLASS C & ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------
Franklin Low Duration Total Return Fund                 Franklin Floating Rate Daily Access Fund


-----------------------------------------------------------------------------------------------------------
CLASS A & CLASS C                                       CLASS A, CLASS B, CLASS C, CLASS R & ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------
Franklin Adjustable U.S. Government Securities Fund     Franklin Total Return Fund

Prior to October 27, 2005, the Franklin Adjustable U.S. Government Securities Fund invested substantially all of its assets in the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio), which was registered under the Investment Company Act of 1940 as a diversified, open-end investment company having the same investment objective as the Fund.

As of the close of business on October 26, 2005, the Franklin Adjustable U.S. Government Securities Fund received its prorata share of cash and securities from the Portfolio in a complete liquidation of its interest in the Portfolio. At October 26, 2005, the unrealized depreciation in the Portfolio's corresponding securities was $6,110,803 and the unrealized depreciation in the Franklin Adjustable U.S. Government Securities Fund's holdings of the Portfolio's shares was $41,763,247, the net amount of which was reclassified to paid in capital. Subsequent to October 26, 2005, the Franklin Adjustable U.S. Government Securities Fund invests directly in securities rather than through the Portfolio and maintains the same objective.

Effective November 17, 2004, the Trust began offering shares of the Franklin Low Duration Total Return Fund.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.


                                                          Semiannual Report | 95

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis to determine current value.

Foreign securities are valued of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


96 | Semiannual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT

Certain funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At April 30, 2006, all repurchase agreements held by the Funds had been entered into on April 28, 2006.

D. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, OR TBA BASIS

The Funds may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                                                          Semiannual Report | 97

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. FUTURES CONTRACTS

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund may purchase financial futures contracts to gain exposure to market changes. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the Funds' custodian in segregated accounts as disclosed in the Statements of Investments. Subsequent payments, known as variation margin, are made or received by the Funds depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses on these contracts are included in the Statements of Operations.

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.

F. FOREIGN CURRENCY CONTRACTS

The Franklin Low Duration Total Return Fund and the Franklin Total Return Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

G. CREDIT DEFAULT SWAPS

The Franklin Total Return Fund may purchase or sell credit default swap contracts to manage or gain exposure to credit risk. Credit default swaps are agreements between two parties whereby the buyer receives credit protection and the seller guarantees the credit worthiness of a


98 | Semiannual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. CREDIT DEFAULT SWAPS (CONTINUED)

referenced debt obligation. The buyer pays the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain or loss upon receipt or payment there of in the Statement of Operations. In return, the buyer would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation.

Credit default swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Any payment received or paid to initiate a contract is recorded as a liability or asset in the Statement of Assets and Liabilities and amortized over the life of the contract as a realized gain or loss. When the swap contract is terminated early, the Fund records a realized gain or loss for any payments received or paid.

The risks of credit default swaps include unfavorable changes in interest rates, an illiquid secondary market and the possible inability of the counterparty to fulfill its obligations under the agreement, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

H. MORTGAGE DOLLAR ROLLS

The Franklin Adjustable U.S. Government Securities Fund and the Franklin Total Return Fund enter into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Funds and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Funds. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

I. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund invest are generally readily marketable, but may be subject to some restrictions on resale.


                                                          Semiannual Report | 99

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

L. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


100 | Semiannual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

M. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

N. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                     -----------------------------------------------------------
                                      FRANKLIN ADJUSTABLE
                                        U.S. GOVERNMENT              FRANKLIN FLOATING RATE
                                        SECURITIES FUND                 DAILY ACCESS FUND
                                     -----------------------------------------------------------
                                      SHARES          AMOUNT         SHARES            AMOUNT
                                     -----------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2006
 Shares sold .....................    3,651,133   $  32,540,912     26,289,468   $   266,112,788
 Shares issued in reinvestment of
  distributions ..................      734,330       6,541,887      3,403,065        34,446,032
 Shares redeemed .................   (9,951,235)    (88,654,550)   (38,106,055)     (385,656,696)
                                     -----------------------------------------------------------
 Net increase (decrease) .........   (5,565,772)  $ (49,571,751)    (8,413,522)  $   (85,097,876)
                                     ===========================================================
Year ended October 31, 2005

 Shares sold .....................   13,610,431   $ 122,645,919     57,121,865   $   578,544,180
 Shares issued on merger (Note 15)           --              --    125,483,789     1,266,131,434
 Shares issued in reinvestment of
  distributions ..................    1,324,602      11,927,314      3,542,352        35,860,557
 Shares redeemed .................  (25,439,575)   (229,131,934)   (59,895,705)     (606,128,889)
                                     -----------------------------------------------------------
 Net increase (decrease) .........  (10,504,542)  $ (94,558,701)   126,252,301   $ 1,274,407,282
                                     ===========================================================


                                                         Semiannual Report | 101

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                       --------------------------------------------------
                                        FRANKLIN ADJUSTABLE
                                          U.S. GOVERNMENT       FRANKLIN FLOATING RATE
                                          SECURITIES FUND          DAILY ACCESS FUND
                                       --------------------------------------------------
                                        SHARES       AMOUNT       SHARES          AMOUNT
                                       --------------------------------------------------
CLASS B SHARES:
Six months ended April 30, 2006
 Shares sold ....................                                750,525   $   7,593,218
 Shares issued in reinvestment of
  distributions .................                                100,883       1,020,299
 Shares redeemed ................                               (922,352)     (9,326,926)
                                                              --------------------------
 Net increase (decrease) ........                                (70,944)  $    (713,409)
                                                              --------------------------
Year ended October 31, 2005
 Shares sold ....................                              1,706,282   $  17,264,316
 Shares issued in reinvestment of
  distributions .................                                152,119       1,538,677
 Shares redeemed ................                             (2,211,030)    (22,369,050)
                                                              --------------------------
 Net increase (decrease) ........                               (352,629)  $  (3,566,057)
                                                              ==========================
CLASS C SHARES:
Six months ended April 30, 2006
 Shares sold ....................      566,274  $ 5,046,127    7,443,580   $  75,353,452
 Shares issued in reinvestment of
  distributions .................       68,468      609,611      603,669       6,111,537
 Shares redeemed ................   (1,360,383) (12,110,432)  (6,699,076)    (67,822,518)
                                    ----------------------------------------------------
 Net increase (decrease) ........     (725,641) $(6,454,694)   1,348,173   $  13,642,471
                                    ====================================================
Year ended October 31, 2005
 Shares sold ....................    2,483,828  $22,360,096   16,619,673   $ 168,352,391
 Shares issued in reinvestment of
  distributions .................      117,750    1,059,436      803,027       8,130,061
 Shares redeemed ................   (2,632,093) (23,683,457) (11,348,279)   (114,910,153)
                                    ----------------------------------------------------
 Net increase (decrease) ........      (30,515) $  (263,925)   6,074,421   $  61,572,299
                                    ====================================================
ADVISOR CLASS SHARES:
Six months ended April 30, 2006
 Shares sold ....................                              1,126,080   $  11,389,697
 Shares issued in reinvestment of
  distributions .................                                 63,363         641,964
 Shares redeemed ................                             (1,130,092)    (11,448,467)
                                                              --------------------------
 Net increase (decrease) ........                                 59,351   $     583,194
                                                              ==========================
Year ended October 31, 2005
 Shares sold ....................                              1,473,037   $  14,932,053
 Shares issued in reinvestment of
  distributions .................                                112,047       1,135,335
 Shares redeemed ................                             (1,480,348)    (14,971,066)
                                                              --------------------------
 Net increase (decrease) ........                                104,736   $   1,096,322
                                                              ==========================


102 | Semiannual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                     ----------------------------------------------------------
                                      FRANKLIN LOW DURATION
                                         TOTAL RETURN FUND         FRANKLIN TOTAL RETURN FUND
                                     ----------------------------------------------------------
                                        SHARES       AMOUNT          SHARES          AMOUNT
                                     ----------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2006
 Shares sold ....................        194,971  $   1,901,139     10,311,552   $ 101,983,872
 Shares issued in reinvestment of
  distributions .................          8,122         79,205        576,007       5,693,710
 Shares redeemed ................       (198,334)    (1,932,698)    (4,144,633)    (40,975,118)
                                      --------------------------------------------------------
 Net increase (decrease) ........          4,759  $      47,646      6,742,926   $  66,702,464
                                      ========================================================
Year ended October 31, 2005 a
 Shares sold ....................      1,239,367  $  12,311,758     15,479,146   $ 156,720,421
 Shares issued in reinvestment of
  distributions .................          7,183         70,717        657,135       6,652,978
 Shares redeemed ................       (190,850)    (1,883,766)    (7,162,132)    (72,710,379)
                                      --------------------------------------------------------
 Net increase (decrease) ........      1,055,700  $  10,498,709      8,974,149   $  90,663,020
                                      ========================================================
CLASS B SHARES:
Six months ended April 30, 2006
 Shares sold ....................                                      235,372   $   2,333,479
 Shares issued in reinvestment of
  distributions .................                                       39,376         389,407
 Shares redeemed ................                                     (277,825)     (2,750,338)
                                                                   ---------------------------
 Net increase (decrease) ........                                       (3,077)  $     (27,452)
                                                                   ===========================
Year ended October 31, 2005
 Shares sold ....................                                      550,691   $   5,587,903
 Shares issued in reinvestment of
  distributions .................                                       59,363         601,294
 Shares redeemed ................                                     (350,337)     (3,551,739)
                                                                   ---------------------------
 Net increase (decrease) ........                                      259,717   $   2,637,458
                                                                   ===========================
CLASS C SHARES:
Six months ended April 30, 2006
 Shares sold ....................                                    1,045,741   $  10,339,628
 Shares issued in reinvestment of
  distributions .................                                       70,732         698,914
 Shares redeemed ................                                     (657,117)     (6,498,698)
                                                                   ---------------------------
 Net increase (decrease) ........                                      459,356   $   4,539,844
                                                                   ===========================
Year ended October 31, 2005
 Shares sold ....................                                    1,959,776   $  19,851,364
 Shares issued in reinvestment of
  distributions .................                                       84,489         854,963
 Shares redeemed ................                                     (708,507)     (7,175,654)
                                                                   ---------------------------
 Net increase (decrease) ........                                    1,335,758   $  13,530,673
                                                                   ===========================


                                                         Semiannual Report | 103

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                  ------------------------------
                                                    FRANKLIN TOTAL RETURN FUND
                                                  ------------------------------
                                                    SHARES             AMOUNT
                                                  ------------------------------
CLASS R SHARES:
Six months ended April 30, 2006
 Shares sold ...............................         944,281       $  9,338,623
 Shares issued in reinvestment of
  distributions ............................          58,048            573,789
 Shares redeemed ...........................        (397,997)        (3,925,934)
                                                   ----------------------------
 Net increase (decrease) ...................         604,332       $  5,986,478
                                                   ============================
Year ended October 31, 2005
 Shares sold ...............................       1,778,351       $ 18,040,526
 Shares issued in reinvestment of
  distributions ............................          56,963            576,046
 Shares redeemed ...........................        (539,510)        (5,464,728)
                                                   ----------------------------
 Net increase (decrease) ...................       1,295,804       $ 13,151,844
                                                   ============================
ADVISOR CLASS SHARES:
Six months ended April 30, 2006
 Shares sold ...............................       2,477,171       $ 24,505,343
 Shares issued in reinvestment of
  distributions ............................         263,745          2,612,168
 Shares redeemed ...........................      (1,138,251)       (11,279,069)
                                                   ----------------------------
 Net increase (decrease) ...................       1,602,665       $ 15,838,442
                                                   ============================
Year ended October 31, 2005
 Shares sold ...............................       4,790,716       $ 48,687,723
 Shares issued in reinvestment of
  distributions ............................         288,893          2,928,644
 Shares redeemed ...........................      (1,327,826)       (13,470,282)
                                                   ----------------------------
 Net increase (decrease) ...................       3,751,783       $ 38,146,085
                                                   ============================

a For the period November 17, 2004 (commencement of operations) to October 31, 2005 for the Franklin Low Duration Total Return Fund.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------------
SUBSIDIARY                                                         AFFILIATION
--------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                 Investment manager
Franklin Templeton Services, LLC (FT Services)                     Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)               Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent


104 | Semiannual Report

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Franklin Adjustable U.S. Government Securities Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.400%        Up to and including $5 billion
        0.350%        Over $5 billion, up to and including $10 billion
        0.330%        Over $10 billion, up to and including $15 billion
        0.300%        In excess of $15 billion

The Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.450%        Up to and including $500 million
        0.350%        Over $500 million, up to and including $1 billion
        0.300%        Over $1 billion, up to and including $1.5 billion
        0.250%        Over $1.5 billion, up to and including $6.5 billion
        0.225%        Over $6.5 billion, up to and including $11.5 billion
        0.200%        Over $11.5 billion, up to and including $16.5 billion
        0.190%        Over $16.5 billion, up to and including $19 billion
        0.180%        Over $19 billion, up to and including $21.5 billion
        0.170%        In excess of $21.5 billion

The Franklin Low Duration Total Return Fund and the Franklin Total Return Fund pay an investment management fee to Advisers based on the average daily net assets of each Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.425%        Up to and including $500 million
        0.325%        Over $500 million, up to and including $1 billion
        0.280%        Over $1 billion, up to and including $1.5 billion
        0.235%        Over $1.5 billion, up to and including $6.5 billion
        0.215%        Over $6.5 billion, up to and including $11.5 billion
        0.200%        Over $11.5 billion, up to and including $16.5 billion
        0.190%        Over $16.5 billion, up to and including $19 billion
        0.180%        Over $19 billion, up to and including $21.5 billion
        0.170%        In excess of $21.5 billion


                                                         Semiannual Report | 105

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Franklin Adjustable U.S. Government Securities Fund pays an administrative fee to Advisers based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE  NET ASSETS
--------------------------------------------------------------------------------
        0.100%       Up to and including $5 billion
        0.090%       Over $5 billion, up to and including $10 billion
        0.080%       In excess of $10 billion

The Franklin Floating Rate Daily Access Fund, the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the Funds.

C. DISTRIBUTION FEES

The Trusts' Board Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the sale and distribution of each Fund's shares up to a certain percentage per year of their average daily net assets as follows:

                            -------------------------------------------------
                               FRANKLIN          FRANKLIN
                              ADJUSTABLE         FLOATING          FRANKLIN
                            U.S. GOVERNMENT     RATE DAILY       TOTAL RETURN
                            SECURITIES FUND     ACCESS FUND          FUND
                            -------------------------------------------------
Class A ..................       0.25%             0.25%             0.25%

Under the Class A reimbursement distribution plans, costs exceeding the maximum for the cur- rent plan year cannot be reimbursed in subsequent periods.

Under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the sale and distribution of each Fund's shares up to a certain percentage per year of their average daily net assets of each class as follows:

                   ----------------------------------------------------------------
                      FRANKLIN         FRANKLIN         FRANKLIN
                     ADJUSTABLE        FLOATING       LOW DURATION       FRANKLIN
                   U.S. GOVERNMENT    RATE DAILY      TOTAL RETURN     TOTAL RETURN
                   SECURITIES FUND    ACCESS FUND         FUND             FUND
                   ----------------------------------------------------------------
Class A .........         --               --             0.25%              --
Class B .........         --             1.00%              --             0.65%
Class C .........       0.65%            0.65%              --             0.65%
Class R .........         --               --               --             0.50%


106 | Semiannual Report

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                   --------------------------------------------------------------------
                                       FRANKLIN          FRANKLIN          FRANKLIN
                                      ADJUSTABLE         FLOATING        LOW DURATION        FRANKLIN
                                   U.S. GOVERNMENT      RATE DAILY       TOTAL RETURN      TOTAL RETURN
                                   SECURITIES FUND     ACCESS FUND           FUND              FUND
                                   --------------------------------------------------------------------
Sales charges received a ........       $11,735          $ 70,040            $1,625          $187,255
Contingent deferred sales charges
 retained .......................       $20,897          $235,773            $2,020          $ 47,299

a Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were retained by Investor Services:

                     --------------------------------------------------------------------
                         FRANKLIN          FRANKLIN          FRANKLIN
                        ADJUSTABLE         FLOATING        LOW DURATION        FRANKLIN
                     U.S. GOVERNMENT      RATE DAILY       TOTAL RETURN      TOTAL RETURN
                     SECURITIES FUND     ACCESS FUND           FUND              FUND
                     --------------------------------------------------------------------
Transfer agent fees      $180,473          $610,517            $2,201          $186,941

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive a portion of administrative fees for the Franklin Total Return Fund, as noted in the Statement of Operations. Total expenses waived by Advisers and FT Services are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.

FT Services agreed in advance to voluntarily waive administrative fees for the Franklin Low Duration Total Return Fund. Additionally, Advisers agreed in advance to voluntarily waive a portion of management fees, as noted in the Statement of Operations. Total expenses waived/paid by Advisers and FT Services are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.

G. OTHER AFFILIATED TRANSACTIONS

At April 30, 2006, Advisers or investment companies managed by Advisers owned 47.15% and 9.77% of the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund, respectively.


                                                         Semiannual Report | 107

Franklin Investors Securities Trust

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended April 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At October 31, 2005, the Funds had tax basis capital losses which may be carried over to offset future capital gains, if any. At October 31, 2005, the capital loss capital loss carryforwards were as follows:


                                         --------------------------------------------------------------
                                            FRANKLIN        FRANKLIN        FRANKLIN
                                           ADJUSTABLE       FLOATING      LOW DURATION     FRANKLIN
                                         U.S. GOVERNMENT   RATE DAILY     TOTAL RETURN   TOTAL RETURN
                                         SECURITIES FUND   ACCESS FUND         FUND           FUND
                                         --------------------------------------------------------------
Capital loss carryforwards expiring in:
  2006 ................................    $  2,585,375    $         --    $         --    $         --
  2007 ................................       1,456,300              --              --              --
  2008 ................................       3,438,157              --              --              --
  2009 ................................       1,279,054              --              --       1,361,562
  2010 ................................              --     193,402,445              --         550,214
  2011 ................................         585,362     107,803,681              --              --
  2012 ................................       1,039,516      74,147,691              --              --
  2013 ................................       2,782,773              --          38,924         466,272
                                           ------------------------------------------------------------
                                           $ 13,166,537    $375,353,817    $     38,924    $  2,378,048
                                           ============================================================

At April 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                              ---------------------------------------------------------------------
                                 FRANKLIN           FRANKLIN          FRANKLIN
                                ADJUSTABLE          FLOATING        LOW DURATION        FRANKLIN
                              U.S. GOVERNMENT      RATE DAILY       TOTAL RETURN      TOTAL RETURN
                              SECURITIES FUND      ACCESS FUND          FUND              FUND
                              ---------------------------------------------------------------------
Cost of investments .......    $ 469,773,360     $ 2,281,597,597     $ 10,496,357     $ 747,176,213
                               ====================================================================
Unrealized appreciation ...    $     193,839     $    15,914,409     $     36,392     $   5,778,738
Unrealized depreciation ...       (7,359,841)         (1,933,388)        (129,170)      (12,728,251)
                               --------------------------------------------------------------------
Net unrealized appreciation
 (depreciation) ...........    $  (7,166,002)    $    13,981,021     $    (92,778)    $  (6,949,513)
                               ====================================================================


108 | Semiannual Report

Franklin Investors Securities Trust

5. INCOME TAXES (CONTINUED)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar roll, paydown losses, bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar roll, financial futures transactions, paydown losses, credit default swap, bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2006, were as follows:

                 ---------------------------------------------------------------------------
                     FRANKLIN            FRANKLIN            FRANKLIN
                    ADJUSTABLE        FLOATING RATE        LOW DURATION          FRANKLIN
                 U.S. GOVERNMENT       DAILY ACCESS        TOTAL RETURN        TOTAL RETURN
                 SECURITIES FUND           FUND                FUND                FUND
                 ---------------------------------------------------------------------------
Purchases ..         $32,889,486       $845,498,409          $2,843,293        $623,873,739
Sales ......         $82,672,582       $827,508,277          $3,167,262        $465,131,764

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FINANCIAL FUTURES CONTRACTS

At April 30, 2006, the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund had the following financial futures contracts outstanding:

FRANKLIN LOW DURATION TOTAL RETURN FUND

---------------------------------------------------------------------------------------
                                 NUMBER OF    DELIVERY       CONTRACT       UNREALIZED
CONTRACTS TO BUY                 CONTRACTS      DATES       FACE VALUE     GAIN (LOSS)
---------------------------------------------------------------------------------------
U.S. Treasury 2 Year Note ...        12       6/01/06       $2,400,000        $4,875


                                                         Semiannual Report | 109

Franklin Investors Securities Trust

8. FINANCIAL FUTURES CONTRACTS (CONTINUED)

FRANKLIN TOTAL RETURN FUND

-------------------------------------------------------------------------------------------------
                                  NUMBER OF        DELIVERY         CONTRACT        UNREALIZED
CONTRACTS TO BUY                  CONTRACTS         DATES          FACE VALUE       GAIN (LOSS)
-------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bond ..        191           6/01/06        $19,100,000      $(1,156,445)
U.S. Treasury 2 Year Note ...        300           6/01/06         60,000,000          (45,000)
U.S. Treasury 5 Year Note ...        180           6/01/06         18,000,000         (168,750)

9. FORWARD EXCHANGE CONTRACTS

At April 30, 2006, the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund had the following forward exchange contracts outstanding:

--------------------------------------------------------------------------------------------------------------
                                                                        CONTRACT     SETTLEMENT     UNREALIZED
CONTRACTS TO BUY                                                        AMOUNT a        DATE       GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------
325,000          Indian Rupee .....................................    10,550 NZD     6/21/06          $512
                                                                                                       ----
                 Unrealized gain on forward exchange contract .......................................  $512
                                                                                                       ====

FRANKLIN TOTAL RETURN FUND

-------------------------------------------------------------------------------------------------------------
                                                                     CONTRACT     SETTLEMENT     UNREALIZED
CONTRACTS TO BUY                                                     AMOUNT a        DATE        GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------
26,000,000            Indian Rupee .........................        843,991 NZD     6/21/06         40,943
26,000,000            Thailand Baht ........................        724,536 NZD    11/30/06         91,652
                                                                                                  --------
                      Unrealized gain on forward exchange contracts ...........................   $132,595
                                                                                                  ========

a In U.S. Dollar unless otherwise indicated.

CURRENCY ABBREVIATION:

NZD - New Zealand Dollar

10. CREDIT DEFAULT SWAPS

At April 30, 2006, the Franklin Total Return Fund had the following credit default swap contracts outstanding:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                          PERIODIC
CONTRACTS TO BUY PROTECTION                                               NOTIONAL         PAYMENT    EXPIRATION   UNREALIZED
REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)                             AMOUNT           RATE         DATE      GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
Dow Jones CDX North America High Yield Swap
 Series 5 (JP Morgan) .................................................  $4,016,775         3.95%       12/20/10   $ (96,471)
Dow Jones CDX North America High Yield Swap
 Series 6 (JP Morgan) .................................................   2,045,000         3.45%        6/20/11      (2,500)
First Energy Corp., 6.45%, 11/15/11 (Citigroup) .......................   4,500,000         0.46%        3/20/11     (11,430)
Verizon Global Funding Corp., 7.25%,
 12/01/10 (JP Morgan) .................................................   4,700,000         0.44%       12/01/10     (32,413)
                                                                                                                   ---------
                     Unrealized loss on credit default swaps ..........                                            $(142,814)
                                                                                                                   =========


110 | Semiannual Report

Franklin Investors Securities Trust

11. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund have 91.94% and 3.22%, respectively, of their portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2006, the value of these securities was $4,000,982 and $139,500, representing 0.18% and 0.02%, respectively, of the Fund's net assets. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

12. UNFUNDED LOAN COMMITMENTS

The Franklin Floating Rate Daily Access Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At April 30, 2006, unfunded commitments were as follows:

--------------------------------------------------------------------------------
                                                                       UNFUNDED
BORROWER                                                              COMMITMENT
--------------------------------------------------------------------------------
Allied Waste North America Inc., Revolver ...................         $1,180,194
American Greetings Corp., Term Loan .........................          2,300,000
Amsted Industries Inc., Delay Draw ..........................            900,000
Babcock and Wilcox Co., Delay Draw ..........................         13,600,000
Baker Tanks Inc., Delay Draw ................................            172,500
Carmike Cinemas Inc., Delay Draw ............................          3,962,183
Conseco Inc., Revolver ......................................          4,000,000
Eastman Kodak Co., Term Loan B2 .............................          6,941,177
Fairpoint Communications Inc., Revolver .....................          4,307,500
Hawaiian Telecom Communications Inc., Term Loan A ...........          2,000,000
Hertz Corp., Delay Draw .....................................          1,406,400
JohnsonDiversey Inc., Delay Draw ............................            483,233
MEG Energy Corp., Delay Draw ................................          2,650,000
Nacco Materials Handling Group Inc., Delay Draw .............          2,700,000
Sealy Mattress Co., Revolver ................................          1,750,000
WMG Acquisition Corp. (Warner Music), Revolver A ............          6,300,000
                                                                     -----------
                                                                     $54,653,187
                                                                     ===========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.


                                                         Semiannual Report | 111

Franklin Investors Securities Trust

13. OTHER CONSIDERATIONS

Directors or employees of Advisers, as the Franklin Floating Rate Daily Access Fund's and the Franklin Total Return Fund's Investment Manager, may serve as members of various bondholders' steering committees, on credit committees, or may represent the funds in certain corporate restructuring negotiations. At April 30, 2006, such individuals serve in one or more of these capacities for Adelphia Communications Corp. and Calpine Corp. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Franklin Floating Rate Daily Access Fund's and the Franklin Total Return Fund's Investment Managers, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

14. FUND LITIGATION

On July 6, 2003, Adelphia Communications Corp. ("Adelphia") and related parties, along with its Official Committee of Unsecured Creditors, filed an adversary proceeding in the Adelphia bankruptcy case in the U.S. Bankruptcy Court (SDNY) against more than 400 banks, financial services companies, insurance companies, investment banks, mutual funds and other parties that had arranged for the sale of, or purchased the bank debt of, Adelphia or its related parties. Named Defendants included Franklin Advisers Inc., Franklin CLOs I-III, Franklin Floating Rate Daily Access Fund, Franklin Floating Rate Master Series, and Franklin Floating Rate Trust. The Complaint alleges that the purchasers of this bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders. It seeks avoidance of the loans and recovery of intentionally fraudulent transfers. The reference of this adversary proceeding to the Bankruptcy Court has been withdrawn, and the matter is now pending in U.S. District Court (SDNY) before Judge Lawrence McKenna.

The Franklin defendants have not yet been required to respond to the complaint or to discovery, and other pending motions to dismiss have not been ruled upon. Thus, it is not possible to predict the lawsuit's outcome at this preliminary stage of the proceedings. However, management of the funds does not expect that the result will have a material adverse effect on the financial condition of the funds.

15. MERGERS

On June 2, 2005, the Franklin Floating Rate Daily Access Fund acquired the net assets of Franklin Floating Rate Trust pursuant to a plan of reorganization approved by Franklin Floating Rate Trust's shareholders. The merger was accomplished by a tax-free exchange of 125,483,789 shares of Franklin Floating Rate Daily Access Fund (valued at $10.09) for the net assets of the Franklin Floating Rate Trust which aggregated $1,266,131,434, including $15,556,666 of unrealized appreciation. The combined net assets of the Franklin Floating Rate Daily Access Fund immediately after the merger were $2,468,648,524.


112 | Semiannual Report

Franklin Investors Securities Trust

16. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds in March 2005. The Trust did not participate in the CAGO Settlement. The SEC has not yet approved the distribution plans pertaining to the August 2, 2004 SEC Order or the December 13, 2004 SEC Order. However, subsequent to April 30, 2006, the SEC published the IDC's distribution plan pertaining to the December 13, 2004 SEC Order for public comment. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of those orders.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.


                                                         Semiannual Report | 113

Franklin Investors Securities Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of eight separate funds comprising Franklin Investors Securities Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board,


114 | Semiannual Report

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best-execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of its Class A shares in comparison with its selected performance universe during 2005 and during the previous ten years ended December 31, 2005, unless otherwise noted. The following summarizes the performance results for each Fund.

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND - The Fund's investment performance was shown in comparison with a performance universe consisting of all retail and institutional adjustable rate mortgage funds as selected by Lipper. Such comparison showed that the Fund's income return during 2005 and for the previous three- and five-year periods on an annualized basis was in the second-highest quintile of its performance universe and was in the upper half of such universe for the previous ten-year period. The Lipper report also showed that the Fund's total return during 2005 and during each of the previous three-, five- and ten-year periods on an annualized basis was at or above the median for its performance universe. The Board found such performance satisfactory.


                                                         Semiannual Report | 115

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

FRANKLIN FLOATING RATE DAILY ACCESS FUND - The Fund's investment performance was shown in comparison with a performance universe consisting of all retail and institutional loan participation funds as selected by Lipper. This Fund has been in existence for only four full years and its income return during 2005 and on an annualized basis during such four-year period was in the second-highest quintile of its performance universe. The Lipper report showed that the Fund's total return during 2005 and on an annualized basis for the four-year period was in the second-highest quintile of its performance universe. The Board was satisfied with such performance.

FRANKLIN LOW DURATION TOTAL RETURN FUND - This Fund has only been in operation for one full calendar year and its investment performance was shown in comparison to a performance universe consisting of all retail and institutional short investment-grade debt funds as selected by Lipper. The Lipper report showed the Fund's income and total return during 2005 were in the second-highest and second-lowest quintiles of such performance universe, respectively. The Board found such performance acceptable, noting the Fund's relatively small size and short period of operation.

FRANKLIN TOTAL RETURN FUND - The Fund's investment performance was shown in comparison to a performance universe consisting of all retail and institutional intermediate investment-grade debt funds as selected by Lipper. This Fund has been in existence less than ten years and the Fund's total return during 2005 was at the median of its performance universe and in each of the previous three- and five-year periods on an annualized basis was in the first or highest quintile of its performance universe. Its income return was in the highest quintile of such universe during 2005 as well as the previous three- and five-year periods. The Board was satisfied with this performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its expense group. The Lipper effective management fee comparison includes within such fee any separate administrative fees, and the Lipper total expenses, for comparative consistency, are shown by Lipper for fund Class A shares. The results of such expense comparisons showed that the effective management fee rate for Franklin Floating Rate Daily Access Fund was in the least expensive quintile of its Lipper expense group, for Franklin Adjustable U.S. Government Securities Fund was in the second least expensive quintile of its Lipper expense group, and for Franklin Total Return Fund was slightly below the median of its Lipper expense group. The actual total expenses for all these Funds were either in the least expensive or second least expensive quintile of their respective Lipper expense groups. The Board was satisfied with the


116 | Semiannual Report

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

management fees and total expenses of each of these Funds in comparison to their Lipper expense groups as shown in the Lipper reports. The expenses of the recently formed Franklin Low Duration Total Return Fund were subsidized through management fee waivers and reimbursements.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which financed up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Funds, as well as each Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get


                                                         Semiannual Report | 117

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure including a separate administrative fee for each of Franklin Floating Rate Daily Access Fund and Franklin Total Return Fund provides for breakpoints in stages going to the $21.5 billion asset level, which far exceeded the present size of these Funds. In view of such structure and the favorable fee and expense comparisons of these Funds within their respective Lipper expense groups, the Board believed that to the extent economies of scale may be realized by the Manager of these Funds and its affiliates, that there was a sharing of benefits with each of these Funds and their shareholders. The fee structure, including a separate administrative fee, for Franklin Adjustable U.S. Government Securities Fund, provides a management fee of 0.50% on the first $5 billion of assets, with breakpoints continuing at stages thereafter. In discussing such fee, management expressed the view that this initial rate anticipated economies of scale. In support of this position, management pointed to the favorable fee and expense comparison of this Fund, which had assets of approximately $500 million at year end, with those of its Lipper expense group. While intending to monitor future growth of this Fund, the Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, there was a sharing of benefits with this Fund and its shareholders. The Board did not believe the small size of the recently formed Franklin Low Duration Total Return Fund, whose expenses were subsidized by management, afforded any economies of scale.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

118 | Semiannual Report


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Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS
INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05

                                               Not part of the semiannual report

   [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN INVESTORS
SECURITIES TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FIST2 S2006 06/06

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W.T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    June 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   June 28, 2006


By /s/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    June 28, 2006